As filed with the Securities and Exchange Commission on January 25, 2008
1933 Act File No. 333-146095
1940 Act File No. 811-21462

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2

(Check appropriate box or boxes)

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒ Pre-Effective Amendment No. 1
☐ Post-Effective Amendment No. ___
and

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒ Amendment No. 34

Tortoise Energy Infrastructure Corporation
10801 Mastin Boulevard, Suite 222
Overland Park, Kansas  66210

(913) 981-1020

Agent for Service
David J. Schulte
10801 Mastin Boulevard, Suite 222
Overland Park, Kansas  66210

Copies of Communications to:
Deborah Bielicke Eades, Esq. Vedder Price P.C. 222 N. LaSalle Street Chicago, IL 60601	Steven F. Carman, Esq. Blackwell Sanders Peper Martin LLP 4801 Main Street, Suite 1000 Kansas City, MO 64112

Approximate Date of Proposed Public Offering:  From time to time after the effective date of the Registration Statement.
_______________

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box)

☐  when declared effective pursuant to section 8(c)
_______________

Title of Securities Being Registered	Amount Registered(1)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)
Common stock, $0.001 par value per share; preferred stock, $0.001 par value per share; debt securities		$92,462,604	$3,633.78

(1)
There are being registered hereunder a presently indeterminate number of shares of common stock, shares of preferred stock and debt securities to be offered on an immediate, continuous or delayed basis.

(2)
Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.  In no event will the aggregate initial offering price of all securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $___________.

(3)
$30.70 of which was previously transmitted via federal wire transfer. Pursuant to Rule 415(a)(6) under the Securities Act of 1933, securities having an aggregate offering price of $22,799,757 from our Registration Statement on Form N-2 (File No. 333-131204) filed on January 20, 2006 and $68,662,847 from our Registration Statement on Form N-2 (File No. 333-140457) filed on February 5, 2007, are included in this Registration Statement. Pursuant to Rule 415(a)(6) and Rule 457(p) under the Securities Act of 1933, the registration fees previously paid by the Registrant in connection with such earlier Registration Statements Nos. 333-131204 and 333-140457 in the amount of $2,439.57 and $2,107.94, respectively, ($4,547.51 in the aggregate) are applied to and offset against the registration statement fee currently due.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

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The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY 25, 2008

Base Prospectus

$___________

Tortoise Energy Infrastructure Corporation

Common Stock
Preferred Stock
Debt Securities

Tortoise Energy Infrastructure Corporation (the “Company,” “we” or “our”) is a nondiversified, closed-end management investment company.  Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders.  We seek to provide our stockholders with an efficient vehicle to invest in a portfolio of publicly traded master limited partnerships (“MLPs”) in the energy infrastructure sector.  Under normal circumstances, we invest at least 90% of our total assets (including assets obtained through leverage) in securities of energy infrastructure companies and invest at least 70% of our total assets in equity securities of MLPs.  We cannot assure you that we will achieve our investment objective.  Unlike most investment companies, we have not elected to be treated as a regulated investment company under the Internal Revenue Code.

We may offer, on an immediate, continuous or delayed basis, up to $___________ aggregate initial offering price of our common stock ($0.001 par value per share), preferred stock ($0.001 par value per share) or debt securities, which we refer to in this prospectus collectively as our securities, in one or more offerings.  We may offer our common stock, preferred stock and debt securities separately or together, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus.  In addition, from time to time, certain of our stockholders may offer our common stock in one or more offerings.  The sale of such stock by certain of our stockholders may involve shares of common stock that were issued to the stockholders in one or more private transactions and will be registered by us for resale.  The identity of any selling stockholder, the number of shares of our common stock to be offered by such selling stockholder, the price and terms upon which our shares of common stock are to be sold from time to time by such selling stockholder, and the percentage of common stock held by any selling stockholder after the offering, will be set forth in a prospectus supplement to this prospectus.  You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of our securities.

We may offer our securities, or certain of our stockholders may offer our common stock, directly to one or more purchasers, through agents that we or they designate from time to time, or to or through underwriters or dealers.  The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us or any selling stockholder and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated.  For more information about the manner in which we may offer our securities, or a selling stockholder may offer our common stock, see “Plan of Distribution” and “Selling Stockholders.”  Our securities may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement.

Our common stock is listed on the New York Stock Exchange under the symbol “TYG.”  As of [effective date], 2008, the last reported sale price for our common stock was $_____.

Investing in our securities involves certain risks.  You could lose some or all of your investment.  See “Risk Factors” beginning on page ___ of this prospectus.  You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Prospectus dated __________ __, 2008

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This prospectus, together with any prospectus supplement, sets forth concisely the information that you should know before investing.  You should read the prospectus and prospectus supplement, which contain important information, before deciding whether to invest in our securities.  You should retain the prospectus and prospectus supplement for future reference.  A statement of additional information, dated ___________ __, 2008, as supplemented from time to time, containing additional information, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus.  You may request a free copy of the statement of additional information, the table of contents of which is on page ___ of this prospectus, request a free copy of our annual, semi-annual and quarterly reports, request other information or make stockholder inquiries, by calling toll-free 1-866-362-9331 or by writing to us at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.  Our annual, semi-annual and quarterly reports and the statement of additional information also are available on our investment adviser’s website at www.tortoiseadvisors.com.  Information included on our website does not form part of this prospectus.  You can review and copy documents we have filed at the SEC’s Public Reference Room in Washington, D.C.  Call 1-202-551-5850 for information.  The SEC charges a fee for copies.  You can get the same information free from the SEC’s website (http://www.sec.gov).  You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement in making your investment decisions.  We have not authorized any other person to provide you with different or inconsistent information.  If anyone provides you with different or inconsistent information, you should not rely on it.  This prospectus and any prospectus supplement do not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted.  The information appearing in this prospectus and in any prospectus supplement is accurate only as of the dates on their covers.  Our business, financial condition and prospects may have changed since such dates.  We will advise investors of any material changes to the extent required by applicable law.

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CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, any accompanying prospectus supplement and the statement of additional information contain “forward-looking statements.”  Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms.  Such forward-looking statements may be contained in this prospectus as well as in any accompanying prospectus supplement.  By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements.  Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the Securities and Exchange Commission (the “SEC”).

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements.  Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this prospectus.  All forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are made as of the date of this prospectus or the accompanying prospectus supplement, as the case may be.  Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement.  The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “1933 Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of this prospectus.  We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

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PROSPECTUS SUMMARY

The following summary contains basic information about us and our securities.  It is not complete and may not contain all of the information you may want to consider.  You should review the more detailed information contained in this prospectus and in any related prospectus supplement and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page ___ of this prospectus.

The Company

We seek to provide our stockholders with an efficient vehicle to invest in a portfolio of publicly traded master limited partnerships (“MLPs”) in the energy infrastructure sector.  Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders.  For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distributions.  Similar to the tax characterization of distributions made by MLPs to unitholders, a significant portion of our distributions have been and are expected to continue to be treated as a return of capital to stockholders.

We are a nondiversified, closed-end management investment company.  We commenced operations in February 2004 following our initial public offering.  We were the first publicly traded investment company offering access to a portfolio of MLPs.  Since that time, we completed five additional offerings of common stock in December 2004, August 2006, December 2006, March 2007 and December 2007.  As of the date of this prospectus, we have outstanding $185 million of auction rate preferred stock (“Tortoise Preferred Shares”), consisting of two series designated as Money Market Cumulative Preferred Shares (“MMP Shares®”) and two series designated as Tortoise Auction Preferred Shares.  In addition, we have outstanding $235 million of Auction Rate Senior Notes (“Tortoise Notes”) and have entered into an unsecured revolving credit facility with U.S. Bank N.A. serving as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility, which currently allows us to borrow up to $150,000,000.  Our fiscal year ends on November 30.

Investment Adviser

Tortoise Capital Advisors, L.L.C., a registered investment adviser specializing in managing portfolios of investments in MLPs and other energy companies, serves as our investment adviser (the “Adviser”).  As of December 31, 2007, the Adviser managed assets of over $2.9 billion in the energy sector, including the assets of four publicly traded and two privately held closed-end management investment companies, and separate accounts for institutions and high net worth individuals.  The Adviser’s investment committee is comprised of five portfolio managers.  See “Management of the Company”.

The principal business address of the Adviser is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

The Offering

We may offer, on an immediate, continuous or delayed basis, up to $___________ of our securities, or certain of our stockholders who purchased shares from us in private placement transactions may offer our common stock, on terms to be determined at the time of the offering.  Our securities will be offered at prices and on terms to be set forth in one or more prospectus supplements to this prospectus.  Subject to certain conditions, we may offer our common stock at prices below our net asset value (“NAV”).  Preferred stock and debt securities (collectively, “senior securities”) may be auction rate securities, in which case the senior securities will not be listed on any exchange or automated quotation

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system.  Rather, investors generally may only buy and sell these auction rate senior securities through an auction conducted by an auction agent and participating broker-dealers.

While the number and amount of securities we may issue pursuant to this registration statement is limited to $___________ of securities, our board of directors (the “Board of Directors” or the “Board”) may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter or the Investment Company Act of 1940, as amended (the “1940 Act”).

We may offer our securities, or certain of our stockholders may offer our common stock, directly to one or more purchasers, through agents that we or they designate from time to time, or to or through underwriters or dealers.  The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us or any selling stockholder and such agents or underwriters or among underwriters or the basis upon which such amount may be calculated.  See “Plan of Distribution” and “Selling Stockholders.”  Our securities may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities primarily to invest in energy infrastructure companies in accordance with our investment objective and policies within approximately three months of receipt of such proceeds.  We also may use sale proceeds to retire all or a portion of any debt under our unsecured credit facility, and for working capital purposes, including the payment of distributions, interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose.  We will not receive any of the proceeds from a sale of our common stock by any selling stockholder.

Tax Status of Company

Unlike most investment companies, we have not elected to be treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).  Therefore, we are obligated to pay federal and applicable state corporate taxes on our taxable income.  On the other hand, we are not subject to the Internal Revenue Code’s diversification rules limiting the assets in which regulated investment companies can invest.  Under current federal income tax law, these rules limit the amount that regulated investment companies may invest directly in the securities of MLPs to 25% of the value of their total assets.  We invest a substantial portion of our assets in MLPs.  Although MLPs generate taxable income to us, we expect the MLPs to pay cash distributions in excess of the taxable income reportable by us.  Similarly, we expect to distribute substantially all of our distributable cash flow (“DCF”) to our common stockholders.  DCF is the amount we receive as cash or paid-in-kind distributions from MLPs or affiliates of MLPs in which we invest, and interest payments received on debt securities owned by us, less current or anticipated operating expenses, taxes on our taxable income, and leverage costs paid by us (including leverage costs of the Tortoise Notes and Tortoise Preferred Shares and borrowings under our unsecured credit facility).  However, unlike regulated investment companies, we are not effectively required by the Internal Revenue Code to distribute substantially all of our income and capital gains.  See “Certain Federal Income Tax Matters.”

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Distributions

We expect to distribute substantially all of our DCF to holders of common stock through quarterly distributions.  Our Board of Directors adopted a policy to target distributions to common stockholders in an amount of at least 95% of DCF on an annual basis.  We will pay distributions on our common stock each fiscal quarter out of DCF, if any.  As of the date of this prospectus, we have paid distributions every quarter since the completion of our first full fiscal quarter ended on May 31, 2004, most of which have been characterized as returns of capital for federal income tax purposes.  There is no assurance that we will continue to make regular distributions.  If distributions paid to holders of our common and preferred stock exceed the current and accumulated earnings and profit allocated to the particular shares held by a stockholder, the excess of such distribution will constitute a tax-free return of capital to the extent of the stockholder’s basis and capital gain thereafter.  A return of capital reduces the basis of the shares held by a stockholder, which may increase the amount of gain recognized upon the sale of such shares.  Our preferred stock and debt securities will pay dividends and interest, respectively, in accordance with their terms.  So long as we have preferred stock and debt securities outstanding, we may not declare dividends on common or preferred stock unless we meet applicable asset coverage tests.

Principal Investment Policies

Under normal circumstances, we invest at least 90% of our total assets (including assets we obtain through leverage) in securities of energy infrastructure companies and invest at least 70% of our total assets in equity securities of MLPs.  Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities.  We invest primarily in energy infrastructure companies organized in the United States.  All publicly traded companies in which we invest have an equity market capitalization greater than $100 million.

We also may invest in equity and debt securities of energy infrastructure companies that are organized and/or taxed as corporations to the extent consistent with our investment objective.  We also may invest in securities of general partners or other affiliates of MLPs and private companies operating energy infrastructure assets.

We have adopted the following additional nonfundamental investment policies:

•
We may invest up to 30% of our total assets in restricted securities, primarily through direct placements. Subject to this policy, we may invest without limitation in illiquid securities. The types of restricted securities that we may purchase include securities of private energy infrastructure companies and privately issued securities of publicly traded energy infrastructure companies. Restricted securities, whether issued by public companies or private companies, are generally considered illiquid. Investments in private companies that do not have any publicly traded shares or units are limited to 5% of total assets.

•
We may invest up to 25% of our total assets in debt securities of energy infrastructure companies, including securities rated below investment grade (commonly referred to as “junk bonds”).  Below investment grade debt securities will be rated at least B3 by Moody’s Investors Service, Inc. (“Moody’s”) and at least B- by Standard & Poor’s Ratings Group (“S&P”) at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

•	We will not invest more than 10% of total assets in any single issuer.

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•	We will not engage in short sales.

We may change our nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports); provided, however, that a change in the policy of investing at least 90% of our total assets in energy infrastructure companies requires at least 60 days’ prior written notice to stockholders.  Unless otherwise stated, these investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.  The term total assets includes assets obtained through leverage for the purpose of each investment restriction.

Under adverse market or economic conditions, we may invest up to 100% of our total assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities deemed by the Adviser to be consistent with a defensive posture (collectively, “short-term securities”), or we may hold cash.  To the extent we invest in short-term securities or cash for defensive purposes, such investments are inconsistent with, and may result in us not achieving, our investment objective.

We also may invest in short-term securities or cash pending investment of offering proceeds to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades.  The yield on such securities may be lower than the returns on MLPs or yields on lower rated fixed income securities.

Use of Leverage by the Company

The borrowing of money and the issuance of preferred stock and debt securities represents the leveraging of our common stock.  The issuance of additional common stock may enable us to increase the aggregate amount of our leverage.  Currently, our long term plan is to use leverage to represent approximately 33% of our total assets, including the proceeds of such leverage.  However, we reserve the right at any time, if we believe that market conditions are appropriate, to use financial leverage to the extent permitted by the 1940 Act (50% of total assets for preferred stock and 33⅓% of total assets for debt) or we may elect to reduce the use of leverage or use no leverage at all.  Our Board of Directors has approved a policy permitting temporary increases in the amount of leverage we may use from 33% of our total assets to up to 38% of our total assets at the time of incurrence, provided that (i) such leverage is consistent with the limits set forth in the 1940 Act, and (ii) such increased leverage is reduced over time in an orderly fashion.  The timing and terms of any leverage transactions will be determined by our Board of Directors.

Our currently outstanding Tortoise Notes and Tortoise Preferred Shares generally may be bought at auctions normally held every 28 days (every 7 days for Series C Tortoise Notes).  However, with respect to several series of our outstanding Tortoise Notes and Tortoise Preferred Shares, we have exercised our option to designate special rate periods for these securities.  We may exercise our option to designate special rate periods for other series of our outstanding Tortoise Notes and Tortoise Preferred Shares in the future.  See “Leverage—Effects of Leverage.”

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time, it creates special risks that may adversely affect common stockholders.  Because the Adviser’s fee is based upon a percentage of our Managed Assets (as defined below), the Adviser’s fee is higher when we are leveraged.  Therefore, the Adviser has a financial incentive to use leverage, which will create a conflict of interest between the Adviser and our common stockholders, who will bear the costs of our leverage.  There can be no assurance that a leveraging

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strategy will be successful during any period in which it is used.  The use of leverage involves risks, which can be significant.  See “Leverage” and “Risk Factors—Additional Risks to Common Stockholders—Leverage Risk.”

We currently use, and may in the future use, interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure.  We do not intend to hedge the interest rate risk of our portfolio holdings.  Interest rate transactions that we may use for hedging purposes may expose us to certain risks that differ from the risks associated with our portfolio holdings.  See “Leverage—Hedging Transactions” and “Risk Factors—Company Risks—Hedging Strategy Risk.”

Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which we have no interest.  The Adviser or its affiliates may have financial incentives to favor certain of these accounts over us.  Any of their proprietary accounts or other customer accounts may compete with us for specific trades.  The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, us, even though their investment objectives may be the same as, or similar to, our objectives.

Situations may occur when we could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts.  Such situations may be based on, among other things, the following:  (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the 1940 Act.  Our investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.  See “Investment Objective and Principal Investment Strategies—Conflicts of Interest.”

Company Risks

Our NAV, our ability to make distributions, our ability to service debt securities and preferred stock, and our ability to meet asset coverage requirements depends on the performance of our investment portfolio.  The performance of our investment portfolio is subject to a number of risks, including the following:

Concentration Risk.  Under normal circumstances, we concentrate our investments in the energy infrastructure sector, with an emphasis on securities issued by MLPs.  The primary risks inherent in the energy infrastructure industry include the following:  (1) the performance and level of distributions of MLPs can be affected by direct and indirect commodity price exposure, (2) a decrease in market demand for natural gas or other energy commodities could adversely affect MLP revenues or cash flows, (3) energy infrastructure assets deplete over time and must be replaced, and (4) a rising interest rate environment could increase an MLP’s cost of capital.

Industry Specific Risk.  Energy infrastructure companies also are subject to risks specific to the industry they serve.  For risks specific to the pipeline, processing, propane and coal industries, see “Risk Factors—Company Risks—Industry Specific Risk.”

MLP Risk.  We invest primarily in equity securities of MLPs.  As a result, we are subject to the risks associated with an investment in MLPs, including cash flow risk and tax risk.  Cash flow risk is the

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risk that MLPs will not make distributions to holders (including us) at anticipated levels or that such distributions will not have the expected tax character.  MLPs also are subject to tax risk, which is the risk that MLPs might lose their partnership status for tax purposes.

Equity Securities Risk.  MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of DCF).  Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including size, earnings power, coverage ratios and characteristics and features of different classes of securities.  See “Risk Factors—Company Risks—Equity Securities Risk.”

Hedging Strategy Risk.  We currently use, and may in the future use, interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure.  There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk.  Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities.  Interest rate transactions that we may use for hedging purposes, such as swaps, caps and floors, will expose us to certain risks that differ from the risks associated with our portfolio holdings.  See “Risk Factors—Company Risks—Hedging Strategy Risk.”

Competition Risk.  At the time we completed our initial public offering in February 2004, we were the only publicly traded investment company offering access to a portfolio of energy infrastructure MLPs.  Since that time a number of alternative vehicles for investment in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, have emerged.  In addition, tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs.  These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make interest or dividend payments.

Restricted Security Risk.  We may invest up to 30% of total assets in restricted securities, primarily through direct placements.  Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale.  Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate.  This lack of liquidity creates special risks for us.  See “Risk Factors—Company Risks—Restricted Security Risk.”

Liquidity Risk.  Certain MLP securities may trade less frequently than those of other companies due to their smaller capitalizations.  Investments in securities that are less actively traded or over time experience decreased trading volume may be difficult to dispose of when we believe it is desirable to do so, may restrict our ability to take advantage of other opportunities, and may be more difficult to value.

Valuation Risk.  We may invest up to 30% of total assets in restricted securities, which are subject to restrictions on resale.  The value of such investments ordinarily will be based on fair valuations determined by the Adviser pursuant to procedures adopted by the Board of Directors.  Restrictions on resale or the absence of a liquid secondary market may affect adversely our ability to determine NAV.  The sale price of securities that are restricted or otherwise are not readily marketable may be higher or lower than our most recent valuations.

Nondiversification Risk.  We are a nondiversified investment company under the 1940 Act and we are not a regulated investment company under the Internal Revenue Code.  Accordingly, there are no

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limits under the 1940 Act or Internal Revenue Code with respect to the number or size of issuers held by us and we may invest more assets in fewer issuers as compared to a diversified fund.

Management Risk.  The Adviser was formed in October 2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments.  The Adviser has been managing our portfolio since we began operations in February 2004.  As of December 31, 2007, the Adviser had client assets under management of approximately $2.9 billion.  To the extent that the Adviser’s assets under management continue to grow, the Adviser may have to hire additional personnel and, to the extent it is unable to hire qualified individuals, its operations may be adversely affected.

See “Risk Factors—Company Risks” for a more detailed discussion of these and other risks of investing in our securities.

Additional Risks to Common Stockholders

Leverage Risk.  We are currently leveraged and intend to continue to use leverage primarily for investment purposes.  Leverage, which is a speculative technique, could cause us to lose money and can magnify the effect of any losses.  There is no assurance that a leveraging strategy will be successful.  Currently, we anticipate using leverage to represent approximately 33% of our total assets, including the proceeds from such leverage.  However, we reserve the right at any time, if we believe that market conditions are appropriate, to use financial leverage to the extent permitted by the 1940 Act (50% for preferred stock and 33⅓% for debt) or we may elect to reduce the use of leverage or use no leverage at all.  Common stockholders bear the cost of leverage.  Our Board of Directors has approved a policy permitting temporary increases in the amount of leverage we may use from 33% of our total assets to up to 38% of our total assets at the time of incurrence, provided that (i) such leverage is consistent with the limits set forth in the 1940 Act, and (ii) such increased leverage is reduced over time in an orderly fashion.  See “Leverage—Recent Developments” for additional information.

Market Impact Risk.  The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares available, which may put downward pressure on the market price for our common stock.  Our ability to sell shares of common stock below NAV may increase this pressure.  These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.

Dilution Risk.  The voting power of current stockholders will be diluted to the extent that such stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest.  In addition, if we sell shares of common stock below NAV, our NAV will fall immediately after such issuance.  See “Description of Securities—Common Stock—Issuance of Additional Shares” which includes a table reflecting the dilutive effect of selling our common stock below NAV.

If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk.  Our common stock has a limited trading history and has traded both at a premium and at a discount in relation to NAV.  We cannot predict whether our shares will trade in the future at a premium or discount to NAV.

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See “Risk Factors—Additional Risks to Common Stockholders” for a more detailed discussion of these risks.

Additional Risks to Senior Security Holders

Additional risks of investing in senior securities, which will likely be auction rate securities, include the following:

Interest Rate Risk.  To the extent that senior securities trade through an auction, such securities pay dividends or interest based on short-term interest rates.  If short-term interest rates rise, dividends or interest on the auction rate senior securities may rise so that the amount of dividends or interest due to holders of auction rate senior securities would exceed the cash flow generated by our portfolio securities.  This might require that we sell portfolio securities at a time when we would otherwise not do so, which may affect adversely our future ability to generate cash flow.  In addition, rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for the senior securities.

Senior Leverage Risk.  Our preferred stock will be junior in liquidation and with respect to distribution rights to our debt securities and any other borrowings.  Senior securities representing indebtedness may constitute a substantial lien and burden on preferred stock by reason of their prior claim against our income and against our net assets in liquidation.  We may not be permitted to declare dividends or other distributions with respect to any series of our preferred stock unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to the Tortoise Notes or any other borrowings.

Ratings and Asset Coverage Risk.  To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security.  A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid at an auction or in the secondary market, though probably with higher resulting interest rates.  If a rating agency downgrades the rating assigned to a senior security, we may alter our portfolio or redeem the senior security.  We may voluntarily redeem a senior security under certain circumstances.

Inflation Risk.  Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services.  Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future.  As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or debt securities declines.

Auction Risk.  To the extent that senior securities trade through an auction, there are certain risks associated with participating in an auction and certain risks if you try to sell senior securities outside of an auction in the secondary market.  These risks will be described in more detail in an applicable prospectus supplement if we issue senior securities pursuant to this registration statement.

Decline in Net Asset Value Risk.  A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

See “Risk Factors—Additional Risks to Senior Security Holders” for a more detailed discussion of these risks.

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SUMMARY OF COMPANY EXPENSES

The following table and example contain information about the costs and expenses that common stockholders will bear directly or indirectly.  In accordance with SEC requirements, the table below shows our expenses, including leverage costs, as a percentage of our net assets as of November 30, 2007, and not as a percentage of gross assets or Managed Assets.  By showing expenses as a percentage of net assets, expenses are not expressed as a percentage of all of the assets we invest.  The table and example are based on our capital structure as of November 30, 2007.  As of that date, we had $___ million in senior securities outstanding, including Tortoise Preferred Shares with an aggregate liquidation preference of $185 million, Tortoise Notes in an aggregate principal amount of $235 million and $_______ outstanding under our unsecured credit facility as of that date.  Such senior securities represented ___% of total assets as of November 30, 2007.

Stockholder Transaction Expense

Sales Load (as a percentage of offering price)	--	(1)
Offering Expenses Borne by the Company (as a percentage of offering price)	--	(1)
Dividend Reinvestment and Cash Purchase Plan Fees(2)	None

Percentage of Net Assets Attributable to Common Stockholders
Annual Expenses
Management Fee	___________	%
Leverage Costs(3)	___________	%
Other Expenses(4)	___________	%
Current Income Tax Expense	___________	%
Deferred Income Tax Expense(5)	___________	%
Total Annual Expenses(5) (6)	___________	%
Less Fee and Expense Reimbursement (through 2/28/09)(7)	( )%
Net Annual Expenses(6)	___________	%

Example:

The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in common stock, assuming (1) total annual expenses of ____% of net assets attributable to common shares in year 1 and increasing to ____% in years 2 through 10; (2) a 5% annual return; and (iii) all distributions are reinvested at NAV:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Paid by Common Stockholders(8)(9)	$__	$__	$__	$__

The example should not be considered a representation of future expenses.  Actual expenses may be greater or less than those assumed.  Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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(1)
If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.

(2)	Stockholders will pay a transaction fee plus brokerage charges if they direct the Plan Agent to sell common stock held in a Plan account. See “Automatic Dividend Reinvestment and Cash Purchase Plan.”
(3)
Leverage Costs in the table reflect the weighted average cost of dividends payable on Tortoise Preferred Shares and the interest payable on Tortoise Notes, expressed as a percentage of net assets as of November 30, 2007.  In an attempt to reduce the interest rate risk arising from our leveraged capital structure, a substantial portion of Tortoise Notes and Tortoise Preferred Shares were hedged under swap agreements as of November 30, 2007.    Our use of swap agreements may effectively reduce, increase or have no effect on, our Leverage Costs.  For a more detailed discussion of our use of swap agreements, see “Leverage—Hedging Transactions” and “—Effects of Leverage.”

(4)	Other Expenses are based on amounts incurred for the fiscal year ended November 30, 2007.
(5)
For the year ended November 30, 2007, we accrued $______________ in net deferred tax expense primarily related to net investment losses and realized and unrealized gains.  Deferred income tax expense represents an estimate of our potential tax liability if we were to recognize the unrealized appreciation of our portfolio assets accumulated during the year ended November 30, 2007, based on the market value and tax basis of our assets as of November 30, 2007.  Actual income tax expense (if any) will be incurred over many years, depending on if and when investment gains are realized, the then-current tax basis of assets, the level of net loss carryforwards and other factors.

(6)	The table presented in this footnote presents certain of our annual expenses as a percentage of Managed Assets as of November 30, 2007, excluding current and deferred income tax expense.

Percentage of Managed Assets
Annual Expenses
Management Fee	___________	%
Leverage Costs(a)	___________	%
Other Expenses (excluding current and deferred income tax expenses)(b)	___________	%
Total Annual Expenses (excluding current and deferred income tax expenses)	___________	%
Less Fee and Expense Reimbursement (through 2/28/09)(c)	( )%
Net Annual Expenses (excluding current and deferred income tax expenses)	__________	%
_____________

(a)	Leverage Costs are calculated as described in Note 3 above.
(b)	Other Expenses are based on amounts incurred for the fiscal year ended November 30, 2007.
(c)	Through February 28, 2009, the Adviser has contractually agreed to reimburse us for expenses in an amount equal to 0.10% of our average monthly Managed Assets.
(7)
Through February 28, 2009, the Adviser has contractually agreed to reimburse us for expenses in an amount equal to 0.10% of our average monthly Managed Assets, which represents ____% of our net assets as of November 30, 2007.  The management fee and reimbursement are expressed as a percentage of net assets in the table.  Because holders of preferred stock and debt securities do not bear management fees and other expenses, the cost to common stockholders increases as leverage increases.

(8)	Includes deferred income tax expense. See footnote (5) above for more details.
(9)	The example does not include sales load or estimated offering costs.

The purpose of the table and the example above is to help investors understand the fees and expenses that they, as common stockholders, would bear directly or indirectly.  For additional information with respect to our expenses, see “Management of the Company.”

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FINANCIAL HIGHLIGHTS

Information contained in the table below under the heading “Per Common Share Data” and “Supplemental Data and Ratios” shows our per common share operating performance.  The information in this table is derived from our financial statements audited by Ernst & Young LLP, whose report on such financial statements will be contained in our 2007 Annual Report and once available and filed with the SEC, is expected to be incorporated by reference into the statement of additional information, both of which will be available from us upon request.  See “Available Information” in this prospectus.

Year Ended November 30, 2007	Year Ended November 30, 2006	Year Ended November 30, 2005	Period from February 27, 2004(1) through November 30, 2004

[TO BE INCLUDED IN A SUBSEQUENT
PRE-EFFECTIVE AMENDMENT]

SENIOR SECURITIES

The following table sets forth information about our outstanding senior securities as of each fiscal year ended November 30 since our inception:

Year	Title of Security	Total Principal Amount/Liquidation Preference Outstanding	Asset Coverage Per $1,000 of Principal Amount	Asset Coverage Per Share ($25,000 Liquidation Preference)	Average Fair Value Per $25,000 Denomination or Per Share Amount(1)
2004	Tortoise Notes Series A and B	$110,000,000	$4,378		$25,000
	Tortoise Preferred Shares Series I(3) (1,400 shares)	$35,000,000		$83,026	$25,000
		$145,000,000
2005	Tortoise Notes Series A, B and C	$165,000,000	$3,874		$25,000
	Tortoise Preferred Shares Series I(3) and II(4) (2,800 shares)	$70,000,000		$68,008	$25,000
		$235,000,000
2006	Tortoise Notes Series A, B and C	$165,000,000	$4,051		$25,000
	Tortoise Preferred Shares Series I(3) and II(4) (2,800 shares)	$70,000,000		$74,769	$25,000
	Borrowings Unsecured Revolving Credit Facility(4)	$32,450,000	$4,051
		$267,450,000

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Year	Title of Security	Total Principal Amount/Liquidation Preference Outstanding		Asset Coverage Per $1,000 of Principal Amount	Asset Coverage Per Share ($25,000 Liquidation Preference)		Average Fair Value Per $25,000 Denomination or Per Share Amount(1)
2007	Tortoise Notes Series A and B		$110,000,000	$—		$	_____	(1)

	Tortoise Notes Series C and D		$125,000,000	$—			$25,000	(2)

	Tortoise Preferred Shares Series I(3) and II(4) (2,800 shares)		$70,000,000		[$_______]	$	_____	(1)

	Tortoise Preferred Shares Series III and IV (4,600 shares)		$115,000,000		[$_______]		$25,000	(2)

	Borrowings Unsecured Revolving Credit Facility(5)		$—	$—
		$

_____________
(1)
Fair value of the Series A and B Tortoise Notes and Series I and II Tortoise Preferred Shares was calculated using the spread between the interest/dividend rates at the time the series’ respective special rate periods commenced to the U.S. Treasury rates with equivalent maturity dates.  At November 30, 2007, the spread of each series was applied to the equivalent U.S. Treasury Rate and the future cash flows were discounted to determine the estimated fair value.

(2)
Fair value of the Series C and D Tortoise Notes and Series III and IV Tortoise Preferred Shares approximates the principal amount and liquidation preference, respectively, because the interest and dividend rates payable on Tortoise Notes and Tortoise Preferred Shares are generally determined at auctions and fluctuate with changes in prevailing market interest rates.

(3)	Formerly designated as Series I MMP Shares.
(4)	Formerly designated as Series II MMP Shares.
(5)
We have an unsecured credit facility which, as of November 30, 2007, allowed us to borrow up to $150,000,000.  The credit facility expires on March 21, 2008, at which time we currently expect to renew the credit facility.

MARKET AND NET ASSET VALUE INFORMATION

Our common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “TYG.”  Shares of our common stock commenced trading on the NYSE on February 25, 2004.

Our common stock has a limited trading history and has traded both at a premium and at a discount in relation to NAV.  We cannot predict whether our shares will trade in the future at a premium or discount to NAV.  The provisions of the 1940 Act generally require that the public offering price of common stock (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing).  However, at our Annual Meeting of Stockholders held on April 13, 2007, our common stockholders granted to us the authority to sell shares of our common stock for less than NAV, subject to certain conditions.  Our issuance of common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may put downward pressure on the market price for our common stock.  The continued development of alternatives as vehicles for investing in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and

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private funds, may reduce or eliminate any tendency of our shares of common stock to trade at a premium in the future.  Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.  See “Risk Factors—Additional Risks to Common Stockholders—Market Discount Risk.”

The following table sets forth for each of the periods indicated the high and low closing market prices for our shares of common stock on the NYSE, the NAV per share and the premium or discount to NAV per share at which our shares of common stock were trading.  NAV is generally determined on the last business day of each calendar month.  See “Determination of Net Asset Value” for information as to the determination of our NAV.

	Market Price(1)			Premium/ (Discount) To Net Asset Value(3)
Month Ended	High	Low	Net Asset Value(2)	High	Low
December 31, 2004	27.53	26.56	26.53	3.8%	0.1%
January 31, 2005	28.57	27.10	27.17	5.2%	-0.3%
February 28, 2005	31.05	28.55	28.56	8.7%	0.0%
March 31, 2005	30.91	28.54	28.37	9.0%	0.6%
April 30, 2005	30.00	28.40	27.61	8.7%	2.9%
May 31, 2005	29.15	28.19	28.61	1.9%	-1.5%
June 30, 2005	31.50	28.30	27.75	13.5%	2.0%
July 31, 2005	33.25	31.10	28.69	15.9%	8.4%
August 31, 2005	33.19	31.10	30.32	9.5%	2.6%
September 30, 2005	32.01	30.32	29.16	9.8%	4.0%
October 31, 2005	31.20	28.10	29.09	7.3%	-3.4%
November 30, 2005	30.75	28.25	28.70	7.1%	-1.6%
December 31, 2005	28.60	26.60	27.12	5.5%	-1.9%
January 31, 2006	29.95	27.92	26.65	12.4%	4.8%
February 28, 2006	29.48	28.35	28.17	4.7%	0.6%
March 31, 2006	29.58	27.91	27.55	7.4%	1.3%
April 30, 2006	28.95	27.56	28.12	3.0%	-2.0%
May 31, 2006	29.89	28.52	28.58	4.6%	-0.2%
June 30, 2006	30.01	27.85	28.91	3.8%	-3.7%
July 31, 2006	30.47	28.06	28.32	7.6%	-0.9%
August 31, 2006	30.70	29.10	29.46	4.2%	-1.2%
September 30, 2006	31.60	30.49	29.59	6.8%	3.0%
October 31, 2006	32.80	31.14	29.34	11.8%	6.1%
November 30, 2006	36.13	31.85	31.01	16.5%	2.7%
December 31, 2006	36.31	33.48	31.82	14.1%	5.2%
January 31, 2007	35.50	34.13	32.62	8.8%	4.6%
February 28, 2007	36.64	35.15	34.27	6.9%	2.6%
March 31, 2007	38.93	35.26	34.83	11.8%	1.2%
April 30, 2007	41.71	39.13	36.81	13.3%	6.3%
May 31, 2007	42.12	39.59	39.45	6.8%	0.4%
June 30, 2007	42.68	40.25	38.73	10.2%	3.9%
July 31, 2007	44.89	39.98	39.23	14.4%	1.9%
August 31, 2007	39.52	34.39	38.46	14.1%	-0.7%
September 30, 2007	39.75	33.63	34.63	14.8%	-2.9%
October 31, 2007	35.43	33.00	32.71	8.3%	0.9%
November 30, 2007	35.29	30.70	35.37	-0.2%	-13.2%
December 31, 2007	33.44	31.72	32.96	1.5%	-3.8%
_____________
Source:  Bloomberg Financial and Fund Accounting Records.

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(1)	Based on high and low closing market price for the respective month.
(2)	Based on the NAV calculated on the close of business on the last business day of each prior calendar month.
(3)	Calculated based on the information presented. Percentages are rounded.

The last reported sale price, NAV per share and percentage [discount] to NAV per share of our common stock on [effective date], 2008 were $____, $____ and ___%, respectively.  As of __________, 2008, we had __________ shares of our common stock outstanding and net assets of approximately $_______________.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we will invest the net proceeds of any sales of securities in accordance with our investment objective and policies as described under “Investment Objective and Principal Investment Strategies” within approximately 3 months of receipt of such proceeds.  We may also use proceeds from the sale of our securities to retire all or a portion of any debt we incur under our unsecured credit facility in pursuit of our investment objective and policies, and for working capital purposes, including the payment of distributions, interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose.  Our investments may be delayed if suitable investments are unavailable at the time or for other reasons.  Pending such investment, we anticipate that we will invest the proceeds in securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations.  A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively.  We will not receive any of the proceeds from a sale of our common stock by any selling stockholder.

THE COMPANY

We are a nondiversified, closed-end management investment company registered under the 1940 Act.  We were organized as a corporation on October 30, 2003, pursuant to a charter (the “Charter”) governed by the laws of the State of Maryland.  Our fiscal year ends on November 30.  In our initial public offering on February 27, 2004, and the exercise of subsequent overallotment options, we raised aggregate gross proceeds of $315,000,000.  We completed five additional offerings of common stock in December 2004, August 2006, December 2006, March 2007 and December 2007.  As of November 30, 2007, we had net assets of approximately $_____________ attributable to our common stock.  Our common stock is listed on the NYSE under the symbol “TYG.”  As of the date of this prospectus, we have outstanding four series of Tortoise Notes and four series of Tortoise Preferred Shares.  The outstanding Tortoise Notes are rated “Aaa” and “AAA” by Moody’s Investors Service Inc. (“Moody’s”) and Fitch Ratings (“Fitch”), respectively.  The outstanding Tortoise Preferred Shares are rated “Aa2” and “AA” by Moody’s and Fitch, respectively.

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The following table pr-ovides information about our outstanding securities as of November 30, 2007:

Title of Class	Amount Authorized		Amount Held by the Company or for its Account	Amount Outstanding
Common Stock	100,000,000		0	________
Tortoise Notes
Series A	$60,000,000		0	$60,000,000
Series B	$50,000,000		0	$50,000,000
Series C	$55,000,000		0	$55,000,000
Series D	$70,000,000		0	$70,000,000
Preferred Stock	10,000,000	(1)
Series I Tortoise Auction Preferred Shares	1,400	(2)	0	1,400
Series II Tortoise Auction Preferred Shares	1,400	(2)	0	1,400
Series III Money Market Preferred Shares	2,400	(2)	0	2,400
Series IV Money Market Preferred Shares	2,200	(2)	0	2,200
_____________
(1)	Includes 2,800 shares of preferred stock designated as Tortoise Auction Preferred Shares and 4,800 shares of preferred stock designated as MMP Shares as set forth below.
(2)
Each share has a liquidation preference of $25,000 ($35,000,000 in the aggregate for each of Series I and Series II Tortoise Auction Preferred Shares, and $60,000,000 and $55,000,000 in the aggregate for Series III and Series IV MMP Shares, respectively).

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders.  For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distributions.  We seek to provide our stockholders with an efficient vehicle to invest in a portfolio of publicly traded MLPs in the energy infrastructure sector.  Similar to the federal income tax characterization of cash distributions made by MLPs to the MLPs’ unit holders, we believe that our common stockholders will have relatively high levels of return of capital associated with cash distributions we make to stockholders.

Energy Infrastructure Industry

We concentrate our investments in the energy infrastructure sector.  We pursue our objective by investing principally in a portfolio of equity securities issued by MLPs.  MLP common units historically have generated higher average total returns than domestic common stock (as measured by the S&P 500) and fixed income securities.  A more detailed description of investment policies and restrictions and more detailed information about portfolio investments are contained in the statement of additional information.

Energy Infrastructure Companies.  For purposes of our policy of investing 90% of total assets in securities of energy infrastructure companies, an energy infrastructure company is one that derives each year at least 50% of its revenues from “Qualifying Income” under Section 7704 of the Internal Revenue Code or one that derives at least 50% of its revenues from providing services directly related to the generation of Qualifying Income.  Qualifying Income is defined as including any income and gains from the exploration, development, mining or production, processing, refining, transportation (including

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pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy and timber).

Energy infrastructure companies (other than most pipeline MLPs) do not operate as “public utilities” or “local distribution companies,” and, therefore, are not subject to rate regulation by state or federal utility commissions.  However, energy infrastructure companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could reduce revenues and adversely affect profitability.  Most pipeline MLPs are subject to government regulation concerning the construction, pricing and operation of pipelines.  Pipeline MLPs are able to set prices (rates or tariffs) to cover operating costs, depreciation and taxes, and provide a return on investment.  These rates are monitored by the Federal Energy Regulatory Commission (FERC) which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment and the opportunity to adjust to changing market conditions.

Master Limited Partnerships.  Under normal circumstances, we invest at least 70% of our total assets in equity securities of MLPs that each year derive at least 90% of their gross income from Qualifying Income and are organized as partnerships, thereby eliminating federal income tax at the entity level.  An MLP generally has two classes of partners, the general partner, and the limited partners.  The general partner is usually a major energy company, investment fund or the direct management of the MLP.  The general partner normally controls the MLP through a 2% equity interest plus units that are subordinated to the common (publicly traded) units for at least the first five years of the partnership’s existence and then only convert to common units if certain financial tests are met.

As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLP partnership agreements typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels.  As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners.  The general partner’s incentive compensation typically increases to up to 50% of incremental income.  Nevertheless, the aggregate amount of distributions to limited partners will increase as MLP distributions reach higher target levels.  Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

Energy infrastructure MLPs in which we invest generally can be classified in the following categories:

•
Pipeline MLPs.  Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel).  Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products.  Revenue is derived from capacity and transportation fees.  Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature.  In addition, pipeline MLPs do not have direct commodity price exposure because they do not own the product being shipped.

•
Processing MLPs.  Processing MLPs are gatherers and processors of natural gas, as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”).  Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not

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uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

•
Propane MLPs.  Propane MLPs are distributors of propane to homeowners for space and water heating.  Revenue is derived from the resale of the commodity on a margin over wholesale cost.  The ability to maintain margin is a key to profitability.  Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines.  Approximately 70% of annual cash flow is earned during the winter heating season (October through March).  Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

•
Coal MLPs.  Coal MLPs own, lease and manage coal reserves.  Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers.  Electricity generation is the primary use of coal in the United States.  Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.  Coal MLPs are subject to operating and production risks, such as:  the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP’s ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Clean Air Act standards have on coal end-users.

•
Marine Shipping MLPs.  Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products.  Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels.  Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

We also may invest in equity and debt securities of energy infrastructure companies that are organized and/or taxed as corporations to the extent consistent with our investment objective.  We also may invest in securities of general partners or other affiliates of MLPs and private companies operating energy infrastructure assets.

Investment Process

Under normal circumstances, we invest at least 90% of our total assets (including assets obtained through leverage) in securities of energy infrastructure companies.  The Adviser seeks to invest in securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run.  The Adviser’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors.  Although the Adviser intends to use research provided by broker-dealers and investment firms, primary emphasis will be placed on proprietary analysis and valuation models conducted and maintained by the Adviser’s in-house investment analysts.  To determine whether a company meets its criteria, the Adviser generally will look for a strong record of distribution growth, a solid ratio of debt to equity and coverage ratio with respect to distributions to unit holders, and a proven track record, incentive structure and management team.  It is anticipated that all of the publicly traded MLPs in which we invest will have a market capitalization greater than $100 million.

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Investment Policies

We seek to achieve our investment objective by investing primarily in securities of MLPs that the Adviser believes offer attractive distribution rates and capital appreciation potential.  We also may invest in other securities set forth below if the Adviser expects to achieve our objective with such investments.

Our policy of investing at least 90% of our total assets (including assets obtained through leverage) in securities of energy infrastructure companies is nonfundamental and may be changed by the Board of Directors without stockholder approval, provided that stockholders receive at least 60 days’ prior written notice of any change.

We have adopted the following additional nonfundamental policies:

•
Under normal circumstances, we invest at least 70% and up to 100% of our total assets in equity securities issued by MLPs. Equity securities currently consist of common units, convertible subordinated units, and pay-in-kind units.

•
We may invest up to 30% of our total assets in restricted securities, primarily through direct placements. Subject to this policy, we may invest without limitation in illiquid securities. The types of restricted securities that we may purchase include securities of private energy infrastructure companies and privately issued securities of publicly traded energy infrastructure companies. Restricted securities, whether issued by public companies or private companies, are generally considered illiquid. Investments in private companies that do not have any publicly traded shares or units are limited to 5% of total assets.

•
We may invest up to 25% of our total assets in debt securities of energy infrastructure companies, including certain securities rated below investment grade (“junk bonds”).  Below investment grade debt securities will be rated at least B3 by Moody’s and at least B– by S&P at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

•	We will not invest more than 10% of our total assets in any single issuer.

•	We will not engage in short sales.

Unless otherwise stated, these investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

As used in the bullets above, the term “total assets” includes assets to be obtained through anticipated leverage for the purpose of each nonfundamental investment policy.  During the period in which we are investing the net proceeds of an offering, we may deviate from our investment policies with respect to the net proceeds of the offering by investing the net proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities.

Investment Securities

The types of securities in which we may invest include, but are not limited to, the following:

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Equity Securities of MLPs.  Consistent with our investment objective, we may invest up to 100% of total assets in equity securities issued by energy infrastructure MLPs, including common units, convertible subordinated units, pay-in-kind units (typically, “I-Shares”) and common units, subordinated units and preferred units of limited liability companies (“LLCs”) (that are treated as MLPs for federal income tax purposes).  The table below summarizes the features of these securities, and a further discussion of these securities follows.

	Common Units (for MLPs taxed as partnerships)[1]	Convertible Subordinated Units (for MLPs taxed as partnerships)	I-Shares
Voting Rights	Limited to certain significant decisions; no annual election of directors	Same as common units	No direct MLP voting rights
Dividend Priority	First right to minimum quarterly distribution (“MQD”) specified in Partnership Agreement; arrearage rights	Second right to MQD; no arrearage rights; may be paid in additional units	Equal in priority to common units but paid in additional I-Shares at current market value of I-Shares
Dividend Rate	Minimum set in partnership agreement; participate pro rata with subordinated units after both MQDs are met	Equal in amount to common units; participate pro rata with common units above the MQD	Equal in amount to common units
Trading	Listed on NYSE, AMEX or NASDAQ National Market	Not publicly traded	Listed on NYSE
Federal Income Tax Treatment	Generally, ordinary income to the extent of taxable income allocated to holder; distributions are tax-free return of capital to extent of holder’s basis; remainder as capital gain	Same as common units	Full distribution treated as return of capital; since distribution is in shares, total basis is not reduced
Type of Investor	Retail; creates unrelated business taxable income for tax-exempt investor; investment by regulated investment companies limited to 25% of total assets	Same as common units	Retail and Institutional; does not create unrelated business taxable income; qualifying income for regulated investment companies
Liquidity Priority	Intended to receive return of all capital first	Second right to return of capital; pro rata with common units thereafter	Same as common units (indirect right through I-Share issuer)
Conversion Rights	None	Typically one-to-one ratio into common units	None
_____________
(1)
Some energy infrastructure companies in which we may invest have been organized as LLCs. Such companies are generally treated in the same manner as MLPs for federal income tax purposes. Common units of LLCs have similar characteristics as those of MLP common units, except that LLC common units typically have voting rights with respect to the LLC and LLC common units held by management are not entitled to increased percentages of cash distributions as increased levels of cash distributions are received by the LLC. The characteristics of LLCs and their common units are more fully discussed below.

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MLP Common Units.  MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation.  Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement.  MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings.  Common unit holders generally have first right to a MQD prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions).  Common unit holders typically have arrearage rights if the MQD is not met.  In the event of liquidation, MLP common unit holders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full.  MLP common units trade on a national securities exchange or over-the-counter.

Limited Liability Company Common Units.  Some energy infrastructure companies in which we may invest have been organized as LLCs.  Such LLCs are generally treated in the same manner as MLPs for federal income tax purposes.  Consistent with our investment objective and policies, we may invest in common units or other securities of such LLCs including preferred units, subordinated units and debt securities.  LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation.  Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings.  LLC common unit holders generally have first right to a MQD prior to distributions to subordinated unit holders and typically have arrearage rights if the MQD is not met.  In the event of liquidation, LLC common unit holders have a right to the LLC’s remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full.  LLC common units may trade on a national securities exchange or over-the-counter.

In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels.  In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

MLP Convertible Subordinated Units.  MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs, and institutional investors.  The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders.  We expect to purchase convertible subordinated units in direct placements from such persons.  Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unit holders in distributions upon liquidation.  Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights.  Therefore, convertible subordinated units generally entail greater risk than MLP common units.  They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests.  These units generally do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units.  The value of a convertible security is a function of its worth if converted into the underlying common units.  Convertible subordinated units generally have similar voting rights to MLP common units.  Distributions may be paid in cash or in-kind.

MLP I-Shares.  I-Shares represent an indirect investment in MLP I-units.  I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that owns an interest in and manages the MLP.  The I-Share issuer has management rights but is not entitled to incentive distributions.

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The I-Share issuer’s assets consist exclusively of MLP I-units; however, the MLP does not allocate income or loss to the I-Share issuer.  Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs.  Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer.  The issuer of the I-Share is taxed as a corporation for federal income tax purposes.  Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state filing obligations.

Equity Securities of MLP Affiliates.  In addition to equity securities of MLPs, we may also invest in equity securities of MLP affiliates, by purchasing securities of limited liability entities that own general partner interests of MLPs.  General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the entities from which we may purchase general partner interests.  An entity holding general partner interests, but not its investors, can be liable under certain circumstances for amounts greater than the amount of the entity’s investment in the general partner interest.  General partner interests often confer direct board participation rights, and in many cases, operating control over the MLP.  These interests themselves are generally not publicly traded, although they may be owned by publicly traded entities.  General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement.  In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels.  General partner interests generally cannot be converted into common units.  The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Other Non-MLP Equity Securities.  In addition to equity securities of MLPs, we may also invest in common and preferred stock, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships.  Common stock generally represents an equity ownership interest in an issuer.  Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock we hold.  Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure.  Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.  In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Debt Securities.  We may invest up to 25% of our total assets in debt securities of energy infrastructure companies, including securities rated below investment grade.  These debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.  To the extent that we invest in below investment grade debt securities, such securities will be rated, at the time of investment, at least B– by S&P or B3 by Moody’s or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality.  If a security satisfies our minimum rating criteria at the time of purchase and subsequently is downgraded below such rating, we will not be required to dispose of such security.  If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of us and our stockholders.

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Because the risk of default is higher for below investment grade securities than investment grade securities, the Adviser’s research and credit analysis is an especially important part of managing securities of this type.  The Adviser attempts to identify those issuers of below investment grade securities whose financial condition the Adviser believes are adequate to meet future obligations or have improved or are expected to improve in the future.  The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Restricted Securities.  We may invest up to 30% of our total assets in restricted securities, primarily through direct placements.  An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct placements because it has avoided the expense and delay involved in a public offering of securities.  Adverse conditions in the public securities markets also may preclude a public offering of securities.  MLP convertible subordinated units typically are purchased in private placements and do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units.  MLP convertible subordinated units typically are purchased from affiliates of the issuer or other existing holders of convertible units rather than directly from the issuer.

Restricted securities obtained by means of direct placements are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale.  Such securities are, therefore, unlike securities that are traded in the open market, which are likely to be sold immediately if the market is adequate.  This lack of liquidity creates special risks.  However, we could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the 1933 Act.  MLP convertible subordinated units also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.

Temporary and Defensive Investments.  Pending investment of offering or leverage proceeds, we may invest such proceeds in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities deemed by the Adviser to be of similar quality (collectively, “short-term securities”), or in cash or cash equivalents, all of which are expected to provide a lower yield than the securities of energy infrastructure companies.  We also may invest in short-term securities or cash on a temporary basis to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, we may invest up to 100% of our total assets in short-term securities or cash.  The yield on short-term securities or cash may be lower than the returns on MLPs or yields on lower rated fixed income securities.  To the extent we invest in short-term securities or cash for defensive purposes, such investments are inconsistent with, and may result in our not achieving, our investment objective.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year.  Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances.  For the fiscal years ended November 30, 2007 and 2006, our actual portfolio turnover rate was 9.30% and 2.18%, respectively.  Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us.  A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that the Company bears.  High portfolio turnover may result in our recognition of gains that will increase our tax liability and thereby lower the amount of

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our after-tax distributions.  In addition, high portfolio turnover may increase our current and accumulated earnings and profits, resulting in a greater portion of our distributions being treated as taxable dividends for federal income tax purposes.  See “Certain Federal Income Tax Matters.”

Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which we have no interest, some of which may have similar investment strategies similar to ours.  The Adviser or its affiliates may have financial incentives to favor certain of such accounts over us.  For example, our Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay our Adviser an incentive or performance fee.  Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee.  Our Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which, in turn, may result in an incentive fee being paid to our Adviser by that other fund.  Any of their proprietary accounts and other customer accounts may compete with us for specific trades.  The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, us, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, our objectives.  Our Adviser has written allocation policies and procedures designed to address potential conflicts of interest.  For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith, fair and equitable basis by the Adviser in its discretion and in accordance with the client’s various investment objectives and the Adviser’s procedures.  In some cases, this system may adversely affect the price or size of the position we may obtain or sell.  In other cases, our ability to participate in volume transactions may produce better execution for us.  When possible, our Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order.  When block orders are only partially filled, our Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time.  Our Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.  In addition, our Adviser’s compliance officer periodically reviews the allocation of investment opportunities to ensure compliance with its policies and procedures.

The Adviser also serves as investment adviser for three other publicly traded and two privately held closed-end management investment companies, all of which invest in the energy sector.  See “Management of the Company—Investment Adviser.”

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following:  (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account.  Because these considerations may differ when applied to us and relevant accounts under management in the context of any particular investment opportunity, our investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time.  In addition, our fees and expenses will differ from those of the other managed accounts.  Accordingly,

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investors should be aware that our future performance and future performance of other accounts of the Adviser may vary.

Situations may occur when we could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for its other funds or accounts.  Such situations may be based on, among other things, the following:  (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the 1940 Act, as discussed further below.

Under the 1940 Act, we may be precluded from co-investing in negotiated private placements of securities with our affiliates, including other funds managed by the Adviser.  We and the Adviser have applied to the SEC for exemptive relief to permit us and our affiliates to make such investments.  There is no guarantee that the requested relief will be granted by SEC.  Unless and until we obtain an exemptive order, we will not co-invest with our affiliates in negotiated private placement transactions.  Unless we receive exemptive relief, the Adviser will observe a policy for allocating negotiated private placement opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives.

To the extent that the Adviser sources and structures private investments in MLPs, certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, that may not be announced to the public.  It is possible that we could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities.  Our investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on our behalf.  As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for us.  Further, the Adviser may at some time in the future, manage other investment funds with the same investment objective as ours.

LEVERAGE

Use of Leverage

We currently engage in leverage and may borrow money or issue additional debt securities, and/or issue additional preferred stock, which may be auction rate securities, to provide us with additional funds to invest.  The borrowing of money and the issuance of preferred stock and debt securities represent the leveraging of our common stock.  Currently, our long term plan is to use leverage to represent approximately 33% of our total assets, including the proceeds from such leverage.  However, we reserve the right at any time, if we believe that market conditions are appropriate, to use financial leverage to the extent permitted by the 1940 Act (50% for preferred stock and 33⅓% for debt) or we may elect to reduce the use of leverage or use no leverage at all.  Our Board of Directors has approved a policy permitting temporary increases in the amount of leverage we may use from 33% of our total assets to up to 38% of our total assets at the time of incurrence, provided that (i) such leverage is consistent with the limits set

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forth in the 1940 Act, and (ii) such increased leverage is reduced over time in an orderly fashion.  We generally will not use leverage unless we believe that leverage will serve the best interests of our stockholders.  The principal factor used in making this determination is whether the potential return is likely to exceed the cost of leverage.  We will not issue additional leverage where the estimated costs of issuing such leverage and the on-going cost of servicing the payment obligations on such leverage exceed the estimated return on the proceeds of such leverage.  We note, however, that in making the determination of whether to issue leverage, we must rely on estimates of leverage costs and expected returns.  Actual costs of leverage vary over time depending on interest rates and other factors.  Actual returns vary, of course, depending on many factors.  Our Board also will consider other factors, including whether the current investment opportunities will help us achieve our investment objective and strategies.

We have established an unsecured credit facility with U.S. Bank N.A. serving as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility, which currently allows us to borrow up to $150,000,000.  Outstanding balances under the credit facility generally accrue interest at a variable annual rate equal to the one-month LIBOR rate plus 0.75%.  As of November 30, 2007, the current rate was ______%.  The credit facility remains in effect through March 21, 2008, at which time we currently expect to renew, and we may draw on the facility from time to time in accordance with our investment policies.  As of November 30, 2007, we had $_____ outstanding under our credit facility.

We also may borrow up to an additional 5% of our total assets (not including the amount so borrowed) for temporary purposes, including the settlement and clearance of securities transactions, which otherwise might require untimely dispositions of portfolio holdings.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance, the value of our total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock.  Stated another way, we may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the value of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities.  In addition, we are not permitted to declare any cash dividend or other distribution on our common stock, or purchase any of our shares of common stock (through tender offers or otherwise) unless we would satisfy this 200% asset coverage requirement test after deducting the amount of such dividend, distribution or share price, as the case may be.  We may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock, or sell a portion of our investments when it may be disadvantageous to do so, in order to maintain the required asset coverage.  Common stockholders would bear the costs of issuing additional preferred stock, which may include offering expenses and the ongoing payment of dividends.  Under the 1940 Act, we may only issue one class of preferred stock.  So long as Tortoise Preferred Shares are outstanding, any preferred stock offered pursuant to this prospectus and any related prospectus supplement will rank on parity with any outstanding Tortoise Preferred Shares.

Under the 1940 Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness.  Stated another way, we may not issue debt securities or incur other indebtedness with an aggregate principal amount of more than 33 1/3% of the value of our total assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities.  We also must maintain this 300% “asset coverage” for as long as the indebtedness is outstanding.  The 1940 Act provides that we may not declare any cash dividend or other

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distribution on common or preferred stock, or purchase any of our shares of stock (through tender offers or otherwise), unless we would satisfy this 300% asset coverage requirement test after deducting the amount of the dividend, other distribution or share purchase price, as the case may be.  If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, we may be required to redeem debt securities, or sell a portion of our investments when it may be disadvantageous to do so.  Under the 1940 Act, we may only issue one class of senior securities representing indebtedness.  So long as Tortoise Notes are outstanding, any debt securities offered pursuant to this prospectus and any related prospectus supplement will be ranked on parity with any outstanding Tortoise Notes.

Hedging Transactions

In an attempt to reduce the interest rate risk arising from our leveraged capital structure, we currently use, and may in the future use, interest rate transactions such as swaps, caps and floors.  There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk.  Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities.  The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  In an interest rate swap, we would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment intended to approximate our variable rate payment obligation on any variable rate borrowings, such as Tortoise Notes and variable rate preferred shares, such as Tortoise Preferred Shares.  The payment obligations would be based on the notional amount of the swap.  In an interest rate cap, we would pay a premium to the counterparty up to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate of interest, would receive from the counterparty payments equal to the difference based on the notional amount of such cap.  In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor.  Depending on the state of interest rates in general, our use of interest rate transactions could affect our ability to make required interest payments on the Tortoise Notes or dividend payments on Tortoise Preferred Shares.  To the extent there is a decline in interest rates, the value of the interest rate transactions could decline.  If the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage.

We have entered into interest rate swap transactions intended to reduce our interest rate risk with respect to our interest and dividend payment obligations under the currently outstanding Tortoise Notes and Tortoise Preferred Shares, respectively.  See “Risk Factors—Company Risks—Hedging Strategy Risk.”

Effects of Leverage

As of November 30, 2007, we were obligated to pay the following rates on our outstanding Tortoise Notes and Tortoise Preferred Shares.

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Title of Security	Aggregate Principal Amount/Liquidation Preference	Term of Current Rate Period	Interest/Dividend Rate Per Annum
Series A Tortoise Notes	60,000,000	5 years (9/5/07-9/4/12)	6.75%
Series B Tortoise Notes	50,000,000	1 year 9/12/07-9/11/08)	7.00%
Series C Tortoise Notes(1)	55,000,000	7 days	5.85%
Series D Tortoise Notes(1)	70,000,000	28 days	6.10%
Series I Tortoise Preferred Shares	35,000,000	3 years (9/13/07-9/12/10)	6.25%
Series II Tortoise Preferred Shares	35,000,000	3 years (9/7/07-9/6/10)	6.25%
Series III MMP Shares(1)	60,000,000	28 days	6.35%
Series IV MMP Shares(1)	55,000,000	28 days	6.40%
	420,000,000	(total)
_____________
(1)	Includes commissions paid to the auction agent in the amount of 0.25%.

As of November 30, 2007, we have entered into the following interest rate swap agreements in an attempt to reduce our exposure to increasing dividend and interest expense relating to our Tortoise Preferred Shares and Tortoise Notes, respectively, resulting from increasing short-term interest rates.

Notional Amount	Rate Payable As of November 30, 2007		Maturity Date
$	%
$	%
$	%
$	%
$	%
$	%
$	%
$	(total)%	(weighted average)

Assuming that the dividend rates payable on the Tortoise Preferred Shares and the interest rates payable on the Tortoise Notes remain as described above (an average annual cost of [_____]% based on the amount of leverage outstanding at November 30, 2007), the annual return that our portfolio must experience (net of expenses) in order to cover leverage costs would be [___]%.

The following table is designed to illustrate the effect of the foregoing level of leverage on the return to a common stockholder, assuming hypothetical annual returns (net of expenses) of our portfolio of -10% to 10%.  As the table shows, the leverage generally increases the return to common stockholders when portfolio return is positive or greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage.  The figures appearing in the table are hypothetical, and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)	-10%		-5%		0%		5%		10%
Corresponding Common Share Return	-__	%	-__	%	-__	%	__	%	__	%

While we use leverage, the amount of the fees paid to the Adviser for investment advisory and management services are higher than if we did not use leverage because the fees paid are calculated based on our Managed Assets, which include assets purchased with leverage.  Therefore, the Adviser has a

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financial incentive to use leverage, which will create a conflict of interest between the Adviser and our common stockholders.  Because payments on any leverage would be paid by us at a specified rate, only our common stockholders would bear management fees and other expenses we incur.

We cannot fully achieve the benefits of leverage until we have invested the proceeds resulting from the use of leverage in accordance with our investment objective and policies.  For further information about leverage, see “Risk Factors—Additional Risks to Common Stockholders—Leverage Risk.”

Recent Developments

As of the date of this prospectus, we had outstanding $240,000,000 aggregate principal amount/liquidation preference of auction rate Tortoise Notes and Tortoise Preferred Shares, with interest/dividend rates that reset through auctions conducted every 28 days or less.  As described in more detail below, we also had outstanding $180,000,000 aggregate principal amount/liquidation preference of Tortoise Notes and Tortoise Preferred Shares, with interest/dividend rate periods that have been extended for certain periods as reflected in the table above.  Recent problems in the credit market have adversely impacted borrowing costs.  Borrowing costs in auction rate markets, including the markets for Tortoise Preferred Shares and Tortoise Notes, have become less predictable in part as a result of widening spreads to LIBOR in recent months.  Interest/dividend rates for our auction rate securities have been subject to greater volatility and uncertainty, which may result in an auction in which sufficient clearing bids are not made.  In the event sufficient clearing bids are not made, the interest/dividend rate (as the case may be) for a series of Tortoise Notes or Tortoise Preferred Shares, as applicable, will be set at the maximum rate as determined by the terms of such securities.  These market developments have increased, and may continue to increase, our financing costs.  Because common stockholders indirectly bear the cost of leverage, an increase in interest and dividend obligations on our Tortoise Notes and Tortoise Preferred Shares may reduce our total return to common stockholders and may impact our DCF.  See “Additional Risks to Common Stockholders—Leverage Risk.”

As noted above, in response to these market developments, we exercised our option to designate special rate periods for certain series of Tortoise Notes and Tortoise Preferred Shares as indicated above, in an attempt to limit our exposure to increasing interest and dividend rates and what we believe are inefficiencies in the auction markets.  During a special rate period, each series will have a fixed interest or dividend rate, will not be available for purchase or sale in an auction, and will not be subject to redemption at our option but will remain subject to mandatory redemption provisions under the Indenture or corresponding articles supplementary, as applicable.  We may exercise our option to designate special rate periods for other series of our outstanding Tortoise Notes and Tortoise Preferred Shares in the future.

RISK FACTORS

Investing in any of our securities involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment.  Therefore, before investing in any of our securities you should consider carefully the following risks, as well as any risk factors included in the applicable prospectus supplement.

Company Risks

We are a non-diversified, closed-end management investment company designed primarily as a long-term investment vehicle and not as a trading tool.  An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk.  Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.

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The following are the general risks of investing in our securities that affect our ability to achieve our investment objective.  The risks below could lower the returns and distributions on common stock and reduce the amount of cash and net assets available to make dividend payments on preferred stock and interest payments on debt securities.

Concentration Risk.  Under normal circumstances, we concentrate our investments in the energy infrastructure sector, with an emphasis on securities issued by MLPs.  Risks inherent in the energy infrastructure business of these types of MLPs include the following:

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Processing and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. While propane MLPs do own the underlying energy commodity, the Adviser seeks high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices.

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The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

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A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.

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A portion of any one MLP’s assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP’s ability to make distributions.  Often the MLPs depend upon exploration and development activities by third parties.

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MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows we receive from MLPs that grow through acquisitions.

•	The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in

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diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

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Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane Katrina in 2005, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which we invest. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

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A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP’s cost of capital.  A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

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Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity.  The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

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Holders of MLP units are subject to certain risks inherent in the partnership structure of MLPs including (1) tax risks (described below), (2) limited ability to elect or remove management, (3) limited voting rights, except with respect to extraordinary transactions, and (4) conflicts of interest of the general partner, including those arising from incentive distribution payments.

Industry Specific Risk.  Energy infrastructure companies also are subject to risks specific to the industry they serve.

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Pipeline MLPs are subject to demand for crude oil or refined products in the markets served by the pipeline, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Pipeline MLP unit prices are primarily driven by distribution growth rates and prospects for distribution growth. Pipeline MLPs are subject to regulation by FERC with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by FERC with respect to the tariff rates of a pipeline MLP could have a material adverse effect on the business, financial condition, results of operations and cash flows of that pipeline MLP and its ability to make cash distributions to its equity owners.

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Processing MLPs are subject to declines in production of natural gas fields, which utilize the processing facilities as a way to market the gas, prolonged depression in the price of natural gas or crude oil refining, which curtails production due to lack of drilling activity and declines in the prices of natural gas liquids products and natural gas prices, resulting in lower processing margins.

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•
Propane MLPs are subject to earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers. Propane MLP unit prices are based on safety in distribution coverage ratios, interest rate environment and, to a lesser extent, distribution growth.

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Coal MLPs are subject to demand variability based on favorable weather conditions, strong or weak domestic economy, the level of coal stockpiles in the customer base, and the general level of prices of competing sources of fuel for electric generation. They also are subject to supply variability based on the geological conditions that reduce productivity of mining operations, regulatory permits for mining activities and the availability of coal that meets Clean Air Act standards. Demand and prices for coal may also be impacted by current and proposed laws, regulations and/or trends, at the federal, state or local levels, to impose limitations on chemical emissions from coal-fired power plants and other coal end-users. Any such limitations may reduce the demand for coal produced, transported or delivered by coal MLPs.

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Marine shipping MLPs are subject to the demand for, and the level of consumption of, refined petroleum products, crude oil or natural gas in the markets served by the marine shipping MLPs, which in turn could affect the demand for tank vessel capacity and charter rates. These MLPs’ vessels and their cargoes are also subject to the risks of being damaged or lost due to marine disasters, bad weather, mechanical failures, grounding, fire, explosions and collisions, human error, piracy, and war and terrorism.

MLP Risk.  We invest primarily in equity securities of MLPs.  As a result, we are subject to the risks associated with an investment in MLPs, including cash flow risk, tax risk and deferred tax risk, as described in more detail below.

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Cash Flow Risk.  We derive substantially all of our cash flow from investments in equity securities of MLPs.  The amount of cash that we have available to pay or distribute to holders of our securities depends entirely on the ability of MLPs the securities we hold to make distributions to their partners and the tax character of those distributions.  We have no control over the actions of underlying MLPs.  The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP.  Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

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Tax Risk of MLPs.  Our ability to meet our investment objective will depend on the level of taxable income, dividends and distributions we receive from the MLPs and other securities of energy infrastructure companies in which we invest, a factor over which we have no control.  The benefit we derive from our investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes.  As a partnership, an MLP has no federal income tax liability at the entity level.  If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate.  If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions we receive might be taxed entirely as dividend income.  Therefore, treatment of one or more

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MLPs as a corporation for federal income tax purposes could affect our ability to meet our investment objective and would reduce the amount of cash available to pay or distribute to holders of our securities.

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Deferred Tax Risks of MLPs. As a limited partner in the MLPs in which we invest, we will receive a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions.  We will incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses.  The percentage of an MLP’s income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons.  A significant slowdown in acquisition activity by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current income tax liability to us.

We will accrue deferred income taxes for any future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of our investments.  Upon the sale of an MLP security, we may be liable for previously deferred taxes.  We will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our NAV.  From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.

Equity Securities Risk.  MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow).  Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies.  Companies with smaller capitalization may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

Because MLP convertible subordinated units generally convert to common units on a one-to-one ratio, the price that we can be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount.  The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Hedging Strategy Risk.  We currently use, and may in the future use, interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure.  There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk.  Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities.

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Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings.  There are economic costs of hedging reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates.  In addition, our success in using hedging instruments is subject to the Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that the Adviser’s judgment in this respect will be accurate.  Consequently, the use of hedging transactions might result in a poorer overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions.

Depending on the state of interest rates in general, our use of interest rate transactions could enhance or decrease the cash available to us for payment of distributions, dividends or interest, as the case may be.  To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in our net assets.  In addition, if the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate swap or cap to offset our cost of financial leverage.

Competition Risk.  At the time we completed our initial public offering in February 2004, we were the only publicly traded investment company offering access to a portfolio of energy infrastructure MLPs.  Since that time a number of alternatives to us as vehicles for investment in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, have emerged.  In addition, tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs.  These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make interest or dividend payments.

Restricted Security Risk.  We may invest up to 30% of total assets in restricted securities, primarily through direct placements.  Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale.  Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate.  As discussed further below, this lack of liquidity creates special risks for us.  However, we could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the 1933 Act.  MLP convertible subordinated units convert to publicly-traded common units upon the passage of time and/or satisfaction of certain financial tests.

Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit our ability to dispose of them and may lower the amount we could realize upon their sale.  To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered.  The expenses of registering restricted securities may be negotiated by us with the issuer at the time we buy the securities.  When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it.  We would bear the risks of any downward price fluctuation during that period.

Liquidity Risk.  Although common units of MLPs trade on the NYSE, AMEX, and the NASDAQ National Market, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations.  In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times.  Additionally, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices.  As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so.  Investment of our capital in securities that are less actively

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traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities or to dispose of securities.  This also may affect adversely our ability to make required interest payments on the debt securities and dividend distributions on the preferred stock, to redeem such securities, or to meet asset coverage requirements.

Valuation Risk.  Market prices generally will not be available for MLP convertible subordinated units, or securities of private companies, and the value of such investments ordinarily will be determined based on fair valuations determined by the Adviser pursuant to procedures adopted by the Board of Directors.  Similarly, common units acquired through direct placements will be valued based on fair value determinations because of their restricted nature; however, the Adviser expects that such values will be based on a discount from publicly available market prices.  Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our NAV.  The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value.  Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market.  Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value, or may have to delay their sale in order to do so.  This may affect adversely our ability to make required interest payments on the debt securities and dividend distributions on the preferred stock, to redeem such securities, or to meet asset coverage requirements.

Nondiversification Risk.  We are a nondiversified, closed-end management investment company under the 1940 Act and are not treated as a regulated investment company under the Internal Revenue Code.  Accordingly, there are no regulatory limits under the 1940 Act or the Internal Revenue Code on the number or size of securities that we hold and we may invest more assets in fewer issuers as compared to a diversified fund.  There currently are approximately 63 companies presently organized as MLPs and only a limited number of those companies operate energy infrastructure assets.  We select MLP investments from this small pool of issuers.  We may invest in non-MLP securities issued by energy infrastructure companies to a lesser degree, consistent with our investment objective and policies.

Interest Rate Risk.  Generally, when market interest rates rise, the values of debt securities decline, and vice versa.  Our investment in such securities means that the NAV and market price of our common stock will tend to decline if market interest rates rise.  During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing us to reinvest in lower yielding securities.  This is known as call or prepayment risk.  Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity.  An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Below Investment Grade Securities Risk.  Investing in lower grade debt instruments involves additional risks than investment grade securities.  Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer.  An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity.  Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations.  The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities.  There are fewer dealers in the market for below

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investment grade securities than investment grade obligations.  The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments.  Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid.  As a result, it may be more difficult to sell these securities or we may be able to sell the securities only at prices lower than if such securities were widely traded.  This may affect adversely our ability to make required dividend or interest payments on our outstanding senior securities.  Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating our NAV.

Because investors generally perceive that there are greater risks associated with lower quality securities of the type in which we may invest a portion of our assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities.  In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Factors having an adverse impact on the market value of below investment grade securities may have an adverse effect on our NAV and the market value of our common stock.  In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment of principal or interest on our portfolio holdings.  In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations.  In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

Counterparty Risk.  We may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by us.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding.  We may obtain only a limited recovery or may obtain no recovery in such circumstances.

Effects of Terrorism.  The U.S. securities markets are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; the war in Iraq and its aftermath; other hostilities; and other geopolitical events.  Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets.

Anti-Takeover Provisions.  Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure.  These provisions may be regarded as “anti-takeover” provisions.  Such provisions could limit the ability of common stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us.  See “Certain Provisions in the Company’s Charter and Bylaws.”

Management Risk.  The Adviser was formed in October 2002 to provide portfolio management to institutional and high-net worth investors seeking professional management of their MLP investments.  The Adviser has been managing investments in portfolios of MLP investments since that time, including since February 2004, management of our investments, and management of 3 other publicly-traded and 2 privately held closed-end management investment companies.  As of December 31, 2007, the Adviser had client assets under management of approximately $2.9 billion.  To the extent that the Adviser’s assets

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under management continue to grow, the Adviser may have to hire additional personnel and, to the extent it is unable to hire qualified individuals, its operations may be adversely affected.

Additional Risks to Common Stockholders

Leverage Risk.  Our use of leverage through the issuance of Tortoise Preferred Shares and Tortoise Notes along with the issuance of any additional preferred stock or debt securities, and any additional borrowings or other transactions involving indebtedness (other than for temporary or emergency purposes) are or would be considered “senior securities” for purposes of the 1940 Act and create risks.  Leverage is a speculative technique that may adversely affect common stockholders.  If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money.  Successful use of leverage depends on the Adviser’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.  Because the fee paid to the Adviser will be calculated on the basis of Managed Assets, the fees will increase when leverage is utilized, giving the Adviser an incentive to utilize leverage.

Our issuance of senior securities involves offering expenses and other costs, including interest payments, which are borne indirectly by our common stockholders.  Fluctuations in interest rates could increase interest or dividend payments on our senior securities, and could reduce cash available for dividends on common stock.  Increased operating costs, including the financing cost associated with any leverage, may reduce our total return to common stockholders.

Recent problems in the credit market have adversely impacted borrowing costs.  Borrowing costs in auction rate markets, including the markets for Tortoise Preferred Shares and Tortoise Notes, have become less predictable in part as a result of widening spreads to LIBOR in recent months.  Interest/dividend rates for our auction rate securities have been subject to greater volatility and uncertainty, which may result in an auction in which sufficient clearing bids are not made.  In the event sufficient clearing bids are not made, the interest/dividend rate (as the case may be) for a series of Tortoise Notes or Tortoise Preferred Shares, as applicable, will be set at the maximum rate as determined by the terms of such securities.  These market developments have increased, and may continue to increase, our financing costs.  Because common stockholders indirectly bear the cost of leverage, an increase in interest and dividend obligations on our Tortoise Notes and Tortoise Preferred Shares may reduce our total return to common stockholders and may impact our DCF.

The 1940 Act and/or the rating agency guidelines applicable to senior securities impose asset coverage requirements, dividend limitations, voting right requirements (in the case of the senior equity securities), and restrictions on our portfolio composition and our use of certain investment techniques and strategies.  The terms of any senior securities or other borrowings may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities.  These requirements may have an adverse effect on us and may affect our ability to pay distributions on common stock and preferred stock.  To the extent necessary, we intend to redeem our senior securities to maintain the required asset coverage.  Doing so may require that we liquidate portfolio securities at a time when it would not otherwise be desirable to do so.  Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser in managing our portfolio in accordance with our investment objective and policies.  See “Leverage—Use of Leverage” and “—Recent Developments.”

Market Impact Risk.  The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock.  An increase in the number of common shares available may put downward pressure on the market price for our common stock.  Our ability to sell shares of common stock below NAV may increase this pressure.  These sales

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also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.

Dilution Risk.  The voting power of current stockholders will be diluted to the extent that current stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest.  In addition, if we sell shares of common stock below NAV, our NAV will fall immediately after such issuance.  See “Description of Securities—Common Stock—Issuance of Additional Shares” which includes a table reflecting the dilutive effect of selling our common stock below NAV.

If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk.  Our common stock has a limited trading history and has traded both at a premium and at a discount in relation to NAV.  We cannot predict whether our shares will trade in the future at a premium or discount to NAV.  Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV.  Continued development of alternatives as a vehicle for investment in MLP securities may contribute to reducing or eliminating any premium or may result in our shares trading at a discount.  The risk of the shares of common stock trading at a discount is a risk separate from the risk of a decline in our NAV as a result of investment activities.  Our NAV will be reduced immediately following an offering of our common or preferred stock, due to the offering costs for such stock, which are borne entirely by us.  Although we also bear the offering costs of debt securities, such costs are amortized over time and therefore do not impact our NAV immediately following an offering.

Whether stockholders will realize a gain or loss upon the sale of our common stock depends upon whether the market value of the common shares at the time of sale is above or below the price the stockholder paid, taking into account transaction costs for the common shares, and is not directly dependent upon our NAV.  Because the market value of our common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above NAV, or at, below or above the public offering price for common stock.

Additional Risks to Senior Security Holders

Generally, an investment in preferred stock or debt securities (collectively, “senior securities”) is subject to the following risks:

Interest Rate Risk.  Auction rate senior securities pay dividends or interest based on short-term interest rates.  If short-term interest rates rise, dividends or interest on the auction rate senior securities may rise so that the amount of dividends or interest due to holders of auction rate senior securities would exceed the cash flow generated by our portfolio securities.  This might require us to sell portfolio securities at a time when we would otherwise not do so, which may affect adversely our future ability to generate cash flow.  In addition, rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for the senior securities.  See “—Recent Developments.”

Senior Leverage Risk.  Preferred stock will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings.  Senior securities representing indebtedness may constitute a substantial lien and burden on preferred stock by reason of their prior claim against our income and against our net assets in liquidation.  We may not be permitted to declare

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dividends or other distributions with respect to any series of preferred stock unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to the Tortoise Notes or any other borrowings.

Ratings and Asset Coverage Risk.  To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with a security.  A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid at an auction or in the secondary market, though probably with higher resulting interest rates.  If a rating agency downgrades the rating assigned to a senior security, we may alter our portfolio or redeem the senior security.  We may voluntarily redeem a senior security under certain circumstances.

Inflation Risk.  Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services.  Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future.  As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines.  In an inflationary period, however, it is expected that, through the auction process, dividend or interest rates would increase, tending to offset this risk.

Auction Risk.  To the extent that senior securities trade through an auction, there are certain risks associated with participating in an auction and certain risks if you try to sell senior securities outside of an auction in the secondary market.  These risks will be described in more detail in an applicable prospectus supplement if we issue senior securities pursuant to this registration statement.

Decline in Net Asset Value Risk.  A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

MANAGEMENT OF THE COMPANY

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors.  Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by the Adviser.  Our officers are responsible for our day-to-day operations.  The names and business addresses of our directors and officers, together with their principal occupations and other affiliations during the past five years, are set forth in the statement of additional information.  The Board of Directors consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Adviser or its affiliates.

Investment Adviser

Pursuant to an advisory agreement, the Adviser provides us with investment research and advice and furnishes us with an investment program consistent with our investment objective and policies, subject to the supervision of the Board.  The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to our securities transactions and reports to the Board on our investments and performance.

The Adviser is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.  The Adviser specializes in managing portfolios of investments in MLPs and other energy companies.  The

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Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments.  As of December 31, 2007, the Adviser had approximately $2.9 billion of client assets under management.  The Adviser’s investment committee is comprised of five seasoned portfolio managers.

The Adviser also serves as investment adviser to Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”), which are nondiversified, closed-end investment management companies, and managed accounts that invest in MLPs.  TYY, which commenced operations on May 31, 2005, invests primarily in equity securities of MLPs and their affiliates in the energy infrastructure sector.  TYN, which commenced operations on October 31, 2005, invests primarily in equity securities of companies in the energy sector whose primary operations are in North America.  The Adviser also serves as the investment adviser to Tortoise Capital Resources Corporation (“TTO”), a non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act.  TTO, which commenced operations on December 8, 2005, invests primarily in privately held and micro-cap public energy companies operating in the midstream and downstream segments, and to a lesser extent the upstream segment.  In addition, the Adviser serves as the investment adviser to two privately held, closed-end management investment companies.  To the extent certain MLP securities or other energy infrastructure company securities meet our investment objective and the objectives of other investment companies or accounts managed by the Adviser, we may compete with such companies or accounts for the same investment opportunities.

     FCM Tortoise, L.L.C. (“FCM”) and Kansas City Equity Partners LC (“KCEP”) control our Adviser through their equity ownership and management rights in our Adviser.  FCM has no operations and serves as a holding company.  FCM’s ownership interest was held by Fountain Capital Management, L.L.C. (“Fountain Capital”).  Fountain Capital’s ownership in our Adviser was transferred to FCM, a recently formed entity with the same principals as Fountain Capital, effective as of August 2, 2007.  The transfer did not result in a change in control of our Adviser.  Fountain Capital was formed in 1990 and is focused primarily on providing investment advisory services to institutional investors with respect to below investment grade debt.  Fountain Capital had approximately $___ billion of client assets under management as of November 30, 2007, of which approximately $____ million was in energy industry investments.  KCEP was formed in 1993 and until recently, managed two private equity funds that have both wound up its operations.

The Adviser has 29 full-time employees, including the five members of the investment committee of the Adviser.

The investment management of our portfolio is the responsibility of the Adviser’s investment committee.  The investment committee’s members are H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte, all of whom share responsibility for such investment management.  It is the policy of the investment committee that any one member can require the Adviser to sell a security and any one member can veto the committee’s decision to invest in a security.  Each committee member has been a portfolio manager since we commenced operations in February 2004.

H. Kevin Birzer.  Mr. Birzer has been a Managing Director of the Adviser since 2002 and also is a Partner with Fountain Capital.  Mr. Birzer is also a Director of TYY, TYN, TTO, and two privately-held funds each managed by our Adviser.  Mr. Birzer, who joined Fountain Capital in 1990, has 22 years of investment experience including 19 in high-yield securities.  Mr. Birzer began his career with Peat Marwick.  His subsequent experience includes three years working as a Vice President for F. Martin Koenig & Co., focusing on equity and option investments, and three years at Drexel Burnham Lambert, where he was a Vice President in the Corporate Finance

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Department.  Mr. Birzer graduated with a Bachelor of Business Administration degree from the  University of Notre Dame and holds a Master of Business Administration degree from New York University.  He earned his CFA designation in 1988.

Zachary A. Hamel.  Mr. Hamel has been a Managing Director of the Adviser since 2002 and also is a Partner with Fountain Capital.  Mr. Hamel also serves as Senior Vice President of TYY, TYN, TTO, and two privately-held funds each managed by our Adviser.  Mr. Hamel joined Fountain Capital in 1997.  He covered the energy, chemicals and utilities sectors.  Prior to joining Fountain Capital, Mr. Hamel worked for the Federal Deposit Insurance Corporation (“FDIC”) for eight years as a Bank Examiner and a Regional Capital Markets Specialist.  Mr. Hamel graduated from Kansas State University with a Bachelor of Science in Business Administration.  He also attained a Master in Business Administration from the University of Kansas School of Business.  He earned his CFA designation in 1998.

Kenneth P. Malvey.  Mr. Malvey has been a Managing Director of the Adviser since 2002 and also is a Partner with Fountain Capital.  Mr. Malvey also serves as Senior Vice President and Treasurer of TYY, TYN, TTO, and two privately-held funds each managed by our Adviser.  Prior to joining Fountain Capital in 2002, Mr. Malvey was one of three members of the Global Office of Investments for GE Capital’s Employers Reinsurance Corporation.  Most recently he was the Global Investment Risk Manager for a portfolio of approximately $24 billion of fixed-income, public equity and alternative investment assets.  Prior to joining GE Capital in 1996, Mr. Malvey was a Bank Examiner and Regional Capital Markets Specialist with the FDIC for nine years.  Mr. Malvey graduated with a Bachelor of Science degree in Finance from Winona State University, Winona, Minnesota.  He earned his CFA designation in 1996.

Terry C. Matlack.  Mr. Matlack has been a Managing Director of the Adviser since 2002 and serves as Chief Financial Officer, Director and Assistant Treasurer of TYY, TYN, TTO, and two privately-held funds each managed by our Adviser.  From 2001 to 2002, Mr. Matlack was a full-time Managing Director of KCEP.  Mr. Matlack is also a Director of TYY, TYN and TTO.  Prior to joining KCEP in 2001, Mr. Matlack was President of GreenStreet Capital and its affiliates in the telecommunications service industry.  Prior to 1995, he was Executive Vice President and a member of the board of directors of W.K. Communications, Inc., a cable television acquisition company, and Chief Operating Officer of W.K. Cellular, a cellular rural service area operator.  He also has served as a specialist in corporate finance with George K. Baum & Company, and as Executive Vice President of Corporate Finance at B.C. Christopher Securities Company.  Mr. Matlack graduated with a Bachelor of Science in Business Administration from Kansas State University and holds a Masters of Business Administration and a Juris Doctorate from the University of Kansas.  He earned his CFA designation in 1985.

David J. Schulte.  Mr. Schulte has been a Managing Director of the Adviser since 2002 and serves as Chief Executive Officer and President of TYY, TYN, and two privately-held funds each managed by our Adviser and as Chief Executive Officer of TTO.  From 1993 to 2002, Mr. Schulte was a full-time Managing Director of KCEP.  While a Managing Director of KCEP, he led private financing for two growth MLPs in the energy infrastructure sector.  Since February 2004, Mr. Schulte has been an employee of the Adviser.  Prior to joining KCEP in 1993, Mr. Schulte had over five years of experience completing acquisition and public equity financings as an investment banker at the predecessor of Oppenheimer & Co, Inc.  From 1986 to 1989, he was a securities law attorney.  Mr. Schulte holds a Bachelor of Science degree in Business Administration from Drake University and a Juris Doctorate degree from the University of Iowa.  He passed the CPA examination in 1983 and earned his CFA designation in 1992.

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The statement of additional information provides additional information about the compensation structure of, the other accounts managed by, and the ownership of our securities by the portfolio managers listed above.

Compensation and Expenses

Under the advisory agreement, we pay the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to 0.95% of our average monthly Managed Assets.  Managed Assets means our total assets (including any assets attributable to leverage that may be outstanding) minus accrued liabilities other than (1) deferred taxes, (2) debt entered into for the purpose of leverage and (3) the aggregate liquidation preference of any outstanding preferred stock.  Because the fee paid to the Adviser is determined on the basis of our Managed Assets, the Adviser’s interest in determining whether we should incur additional leverage will conflict with our interests.  Our average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter.  The fees are payable for each calendar quarter within five days after the end of that quarter.  The Adviser has contractually agreed to reimburse us for fees and expenses, including the investment advisory fee and other expenses in the amount of 0.10% of average monthly Managed Assets through February 28, 2009.

The advisory agreement has a term ending on December 31st of each year.  The advisory agreement was most recently approved by the Board of Directors in November 2007.  A discussion regarding the basis of the Board of Directors’ decision to approve the renewal of the advisory agreement is available in our Annual Report to stockholders for the fiscal year ended November 30, 2007.

We bear all expenses not specifically assumed by the Adviser incurred in our operations and will bear the expenses of all future offerings.  Expenses we bear include, but are not limited to, the following:  (1) expenses of maintaining and continuing our existence and related overhead, including, to the extent services are provided by personnel of the Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (2) registration under the 1940 Act; (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements in which we participate; (4) auditing, accounting and legal expenses; (5) taxes and interest; (6) governmental fees; (7) expenses of listing our shares with a stock exchange, and expenses of the issue, sale, repurchase and redemption (if any) of our interests, including expenses of conducting tender offers for the purpose of repurchasing our interests; (8) expenses of registering and qualifying us and our shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (10) expenses of reports to governmental officers and commissions; (11) insurance expenses; (12) association membership dues; (13) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of NAV); (14) fees, expenses and disbursements of transfer agents, dividend paying agents, stockholder servicing agents and registrars for all services to us; (15) compensation and expenses of our directors who are not members of the Adviser’s organization; (16) pricing and valuation services employed by us; (17) all expenses incurred in connection with leveraging of our assets through a line of credit, or issuing and maintaining notes or preferred stock; (18) all expenses incurred in connection with the offerings of our common and preferred stock and debt securities; and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

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CLOSED-END COMPANY STRUCTURE

We are a nondiversified closed-end management investment company and as such our stockholders will not have the right to cause us to redeem their shares.  Instead, our common stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.

Shares of common stock of closed-end companies frequently trade at a discount to their NAV.  This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that our NAV may decrease as a result of investment activities.  To the extent that our common stock does trade at a discount, the Board of Directors may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to stockholders of the increase in the NAV per share resulting from such purchases against the decrease in our assets and potential increase in the expense ratio of our expenses to assets and the decrease in asset coverage with respect to any outstanding senior securities.  The Board of Directors believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.  There is no guarantee or assurance that the Board of Directors will decide to engage in any of these actions.  There is also no guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share.  Any stock repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the 1940 Act and the principal stock exchange on which the common stock is traded.

Conversion to an open-end mutual fund is extremely unlikely in light of our investment objective and policies and would require stockholder approval of an amendment to our Charter.  If we converted to an open-end mutual fund, we would be required to redeem all Tortoise Notes and Tortoise Preferred Shares then outstanding (requiring us, in turn, to liquidate a significant portion of our investment portfolio), and our common stock would no longer be listed on the NYSE or any other exchange. In contrast to a closed-end management investment company, shareholders of an open-end mutual fund may require a fund to redeem its shares of common stock at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value.  In addition, certain of our investment policies and restrictions are incompatible with the requirements applicable to an open-end investment company.  Accordingly, conversion to an open-end investment company would require material changes to our investment policies.

CERTAIN FEDERAL INCOME TAX MATTERS

The following is a general summary of certain federal income tax considerations affecting us and our security holders.  This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors.  Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation.  Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities.  Unless otherwise noted, this discussion assumes that the investors are U.S. persons and hold our securities

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as capital assets.  More detailed information regarding the federal income tax consequences of investing in our securities is in the statement of additional information.

Pursuant to U.S. Treasury Department Circular 230, we are informing you that (1) this discussion is not intended to be used, was not written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the U.S. federal tax laws, (2) this discussion was written by us in connection with the registration of our securities and our promotion or marketing, and (3) each taxpayer should seek advice based on his, her or its particular circumstances from an independent tax advisor.

Company Federal Income Taxation

We are treated as a corporation for federal and state income tax purposes.  Thus, we are obligated to pay federal and state income tax on our taxable income.  We invest our assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes.  As a partner in the MLPs, we must report our allocable share of the MLP’s taxable income in computing our taxable income regardless of whether the MLPs make any distributions.  Based upon our review of the historic results of the type of MLPs in which we invest, we expect that the cash flow received by us with respect to our MLP investments will exceed the taxable income allocated to us.  There is no assurance that our expectation regarding the tax character of MLP distributions will be realized.  If this expectation is not realized, there will be greater tax expense borne by us and less cash available to distribute to stockholders or to pay to creditors.  In addition, we will take into account in determining our taxable income the amounts of gain or loss recognized on the sale of MLP interests.  Currently, the maximum regular federal income tax rate for a corporation is 35 percent.  We may be subject to a 20 percent federal alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular federal income tax.

We are not treated as a regulated investment company under the Internal Revenue Code.  The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income.  Our assets do not, and are not expected to, meet current tests for qualification as a regulated investment company for federal income tax purposes.  The regulated investment company taxation rules therefore have no application to us or to our stockholders.  Although changes to the federal tax laws permit regulated investment companies to invest up to 25% of their total assets in securities of MLPs, such changes still would not allow us to pursue our objective.  Accordingly, we do not intend to change our tax status as a result of such legislation.

Federal Income Taxation of Common and Preferred Stock

Federal Income Tax Treatment of Holders of Common Stock.  Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our income, gains, losses or deductions in computing its own taxable income.  Instead, since we are of the opinion that, under present law, the common stock will constitute equity, distributions with respect to such shares (other than distributions in redemption of shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes.  Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments.  As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from the MLPs will exceed our share of the MLPs’ income and our gain on the sale of MLP interests.  In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock.  Thus, we anticipate that only a portion of the distributions of DCF will be treated as dividend income to common stockholders.  To the extent that distributions to a stockholder exceed our current and accumulated earnings and profits,

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the stockholder’s basis in shares of stock with respect to which the distribution is made will be reduced, which may increase the amount of gain realized upon the sale of such shares.  If a stockholder has no further basis in its shares, the stockholder will report any excess as capital gain if the stockholder holds such shares as a capital asset.

Dividends of current or accumulated earnings and profits generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code.  Under federal income tax law, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%.  Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria.  To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends).  A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the common or preferred stock.  The provisions of the Internal Revenue Code applicable to qualified dividend income are effective through 2010.  Thereafter, higher tax rates will apply unless further legislative action is taken.

Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the shares of common or preferred stock on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares.  Corporate holders should consult their own tax advisors regarding the application of these limitations to their particular situation.

If a common stockholder participates in our Automatic Dividend Reinvestment Plan, such stockholder will be treated as receiving the amount of the distributions made by the Company, which amount generally will be either equal to the amount of the cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by the Company, the fair market value of the shares issued to the stockholder.

Federal Income Tax Treatment of Holders of Preferred Stock.  Under present law, we are of the opinion that preferred stock will constitute equity, and thus distributions with respect to preferred stock (other than distributions in redemption of preferred stock subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our current or accumulated earnings and profits, as calculated for federal income tax purposes.  Such dividends generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code.  Please see the discussion above on qualified dividend income and dividends received deductions.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on the preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock.  Distributions in excess of the Company’s earnings and profits, if any, will first reduce a stockholder’s adjusted tax basis in his or her preferred stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a stockholder who holds such shares as a capital asset.

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Sale of Shares.  The sale of shares of common or preferred stock by holders will generally be a taxable transaction for federal income tax purposes.  Holders of shares of stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold.  If the shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss.  Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all the shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code, provided that the redemption proceeds do not represent declared but unpaid dividends.  Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied to achieve such treatment.

Capital gain or loss will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less.  Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%).  Under current law, the maximum federal income tax rate on capital gain for noncorporate holders is scheduled to increase to 20% for taxable years after 2010.  For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%.  A holder’s ability to deduct capital losses may be limited.

Investment by Tax-Exempt Investors and Regulated Investment Companies.  Employee benefit plans, other tax-exempt organizations and regulated investment companies may want to invest in our securities.  Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income (“UBTI”).  Because we are a corporation for federal income tax purposes, an owner of shares of common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction.  Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of our common or preferred stock unless its ownership of the stock is debt-financed.  In general, stock would be debt-financed if the tax-exempt owner of stock incurs debt to acquire the stock or otherwise incurs or maintains debt that would not have been incurred or maintained if the stock had not been acquired.

For federal income tax purposes, a regulated investment company or “mutual fund,” may not have more than 25% of the value of its total assets, at the close of any quarter, invested in the securities of one or more qualified publicly traded partnerships, which will include most MLPs.  Shares of our common stock are not securities of a qualified publicly traded partnership and will not be treated as such for purposes of calculating the limitation imposed upon regulated investment companies.

Backup Withholding.  We may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions (including redemption proceeds) payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding (or if we have been so notified).  Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.

Other Taxation.  Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower

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rates as may be prescribed by any applicable treaty.  Our distributions also may be subject to state and local taxes.

Federal Income Taxation of Debt Securities

Federal Income Tax Treatment of Holders of Debt Securities.  Under present law, we are of the opinion that the debt securities will constitute indebtedness of the Company for federal income tax purposes, which the discussion below assumes.  We intend to treat all payments made with respect to the debt securities consistent with this characterization.

Taxation of Interest.  Payments or accruals of interest on debt securities generally will be taxable to you as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.

Purchase, Sale and Redemption of Debt Securities.  Initially, your tax basis in debt securities acquired generally will be equal to your cost to acquire such debt securities.  This basis will increase by the amounts, if any, that you include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such debt securities, as discussed below.  When you sell or exchange any of your debt securities, or if any of your debt securities are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to tax as interest in the manner described above) and your tax basis in the debt securities relinquished.

Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your debt securities generally will be capital gain or loss.  Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less.  Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%, although this rate will increase to 20% after 2010) than net short-term capital gain or ordinary income (currently a maximum rate of 35%).  For corporate holders, capital gain is generally taxed as ordinary income, that is, currently at a maximum rate of 35%.  A holder’s ability to deduct capital losses may be limited.

Amortizable Premium. If you purchase debt securities at a cost greater than their stated principal amount, plus accrued interest, you will be considered to have purchased the debt securities at a premium, and you generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities.  If you make the election to amortize the premium, it generally will apply to all debt instruments that you hold at the time of the election, as well as any debt instruments that you subsequently acquire.  In addition, you may not revoke the election without the consent of the IRS.  If you elect to amortize the premium, you will be required to reduce your tax basis in the debt securities by the amount of the premium amortized during your holding period.  If you do not elect to amortize premium, the amount of premium will be included in your tax basis in the debt securities.  Therefore, if you do not elect to amortize the premium and you hold the debt securities to maturity, you generally will be required to treat the premium as a capital loss when the debt securities are redeemed.

Market Discount. If you purchase debt securities at a price that reflects a “market discount,” any principal payments on or any gain that you realize on the disposition of the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time you held such debt securities.  “Market discount” is defined under the Internal Revenue Code as, in general, the excess of the stated redemption price at maturity over the purchase price of the debt security, except that if the market discount is less than 0.25% of the stated redemption price at

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maturity multiplied by the number of complete years to maturity, the market discount is considered to be zero.  In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry the debt securities that were acquired at a market discount.  In general, market discount will be treated as accruing ratably over the term of the debt securities, or, at your election, under a constant yield method.

You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income.  If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply and you will increase your basis in the debt security by the amount of market discount you include in gross income.  If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies.  This election may not be revoked without the consent of the IRS.

Information Reporting and Backup Withholding.  In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients (such as certain corporations).  Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined below) and the amount of tax, if any, withheld with respect to such payments.  Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty.  In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in “Taxation of Non-U.S. Holders” has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.

We may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable payments (including redemption proceeds) payable to holders of debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified).  Certain corporate and other shareholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.  If you are a non-U.S. Holder, you may have to comply with certification procedures to establish your non-U.S. status in order to avoid backup withholding tax requirements.  The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.

Taxation of Non-U.S. Holders.  If you are a non-resident alien individual or a foreign corporation (a “non-U.S. Holder”), the payment of interest on the debt securities generally will be considered “portfolio interest” and thus generally will be exempt from United States federal withholding tax.  This exemption will apply to you provided that (1) interest paid on the debt securities is not effectively connected with your conduct of a trade or business in the United States, (2) you are not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Internal Revenue Code, (3) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of the Company’s stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly to the Company through stock ownership, and (5) you satisfy the certification requirements described below.

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To satisfy the certification requirements, either (1) the holder of any debt securities must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements.  Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.

Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where a non-U.S. Holder can claim the benefits of an applicable tax treaty to reduce or eliminate such withholding tax and such non-U.S. Holder provides the Company with a properly executed IRS Form W-8BEN claiming such exemption or reduction.

Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from United States federal income tax, including withholding tax.  This exemption will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S. for 183 days or more in the taxable year of the disposition and either your gain is attributable to an office or other fixed place of business that you maintain in the U.S. or you have a tax home in the United States.

DETERMINATION OF NET ASSET VALUE

We compute the NAV of our common stock as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine.  We make our NAV available for publication monthly.  The NAV per share of common stock equals our NAV divided by the number of outstanding shares of common stock.  Our NAV equals the value of our total assets (the value of the securities held plus cash or other assets, including interest accrued but not yet received) less (i) all of our liabilities (including accrued expenses and both current and deferred income taxes), (ii) accumulated and unpaid dividends on any outstanding preferred stock, (iii) the aggregate liquidation preference of any outstanding preferred stock, (iv) accrued and unpaid interest payments on any outstanding indebtedness, (v) the aggregate principal amount of any outstanding indebtedness, and (vi) any distributions payable on our common stock.

Pursuant to an agreement with U.S. Bancorp Fund Services, LLC (the “Accounting Services Provider”), the Accounting Services Provider values our assets in accordance with valuation procedures adopted by the Board of Directors.  The Accounting Services Provider obtains securities market quotations from independent pricing services approved by the Adviser and ratified by the Board of Directors.  Securities for which market quotations are readily available shall be valued at “market value.”  Any other securities shall be valued at “fair value.”

Valuation of certain assets at market value will be as follows:

•
for equity securities, the Accounting Services Provider will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service;

•	for fixed income securities, the Accounting Services Provider will use readily available market quotations based upon the last sale price of a security on the day we value our assets

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•	or a market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security; and

•	other assets will be valued at market value pursuant to the valuation procedures.

If the Accounting Services Provider cannot obtain a market value or the Adviser determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the valuation procedures.  A report of any prices determined pursuant to fair value methodologies will be presented to the Board of Directors or a designated committee thereof for approval at the next regularly scheduled board meeting.

AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Our Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”) allows participating common stockholders to reinvest distributions including dividends, capital gains and return of capital in additional shares of our common stock and allows participants to purchase additional shares of our common stock through additional optional cash investments in amounts from a minimum of $100 to a maximum of $5,000 per month.  Shares of common stock will be issued by us under the Plan when our common stock is trading at a premium to NAV.  If our common stock is trading at a discount to NAV, shares distributed under the Plan will be purchased on the open market at market price.  Shares of common stock issued directly from us under the Plan will be acquired at the greater of (1) NAV at the close of business on the payment date of the distribution or on the day preceding the relevant cash purchase investment date or (2) 95% of the market price per common share on the distribution payment date or on the day preceding the relevant cash purchase investment date.  See below for more details about the Plan.

Automatic Dividend Reinvestment

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in our Plan, all distributions are automatically reinvested for stockholders by the Plan Agent, Computershare Trust Company, N.A. (the “Plan Agent”), in additional shares of our common stock (unless a stockholder is ineligible or elects otherwise).  Stockholders who elect not to participate in the Plan will receive all  distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent.  Such stockholders may elect not to participate in the Plan and to receive all distributions in cash by sending written, telephone or Internet instructions to the Plan Agent, as dividend paying agent, at the address set forth below.  Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for such distribution.

Whenever we declare a distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the amount set forth below in shares of common stock.  The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional common stock directly from us (“Additional Common Stock”) or (ii) by purchase of outstanding common stock on the open market (“open-market purchases”) on the NYSE or elsewhere.  If, on the payment date, the NAV per share of our common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive Additional Common Stock from us for each participant’s account.  The number of shares of

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Additional Common Stock to be credited to the participant’s account will be determined by dividing the dollar amount of the distribution by the greater of (i) the NAV per share of common stock on the payment date, or (ii) 95% of the market price per share of common stock on the payment date.

If, on the payment date, the NAV per share of common stock exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in shares acquired in open-market purchases as soon as practicable but not later than thirty (30) days following the payment date.  We expect to declare and pay quarterly distributions.  The weighted average price (including brokerage commissions) of all common stock purchased by the Plan Agent as Plan Agent will be the price per share of common stock allocable to each participant.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof.  Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan.  The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants, and then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

There are no brokerage charges with respect to shares issued directly by us as a result of distributions payable either in shares or in cash.  However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions.  If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee plus his or her pro rata share of brokerage commissions on the shares sold.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions.  See “Certain Federal Income Tax Matters.”

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan.  If the market price plus commissions of our shares of common stock is higher than the NAV, participants in the Plan will receive shares of our common stock at less than they could otherwise purchase such shares and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares.  If the market price plus commissions is below the NAV, participants will receive distributions of shares of common stock with a NAV greater than the value of any cash distribution they would have received on their shares.  However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV.  Also, because we do not redeem our common stock, the price on resale may be more or less than the NAV.  See “Certain Federal Income Tax Matters” for a discussion of the federal income tax consequences of the Plan.

Cash Purchase Option

Participants in the Plan may elect to purchase additional shares of common stock through optional cash investments in amounts ranging from $100 to $5,000 per month unless a request for waiver has been granted.  Optional cash investments may be delivered to the Plan Agent by personal check, by automatic or electronic bank account transfer or by online access at www.computershare.com.  We reserve the right

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to reject any purchase order.  We do not accept cash, travelers checks, third party checks, money orders and checks drawn on non-US banks.

In order for participants to participate in the cash investment option in any given month, the Plan Agent must receive from the participant any optional cash investment no later than two business days prior to the monthly investment date (the “payment date”) for purchase of common shares on the next succeeding purchase date.  All optional cash investments received on or prior to the payment date will be applied by the Plan Agent to purchase shares on the next succeeding purchase date.  Participants may obtain a schedule of relevant dates on our website at www.tortoiseadvisors.com or by calling 1-866-362-9331.

Common stock purchased pursuant to this option will be issued by us when our shares are trading at a premium to net asset value.  If our common stock is trading at a discount to net asset value, shares of common stock will be purchased in the open market by the Plan Agent as described above with respect to reinvestments of distributions.

General

Experience under the Plan may indicate that changes are desirable.  Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of the Board of Directors such a change is warranted.  The Plan may be terminated by the Plan Agent or us upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination.  Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a share of common stock at the then current market value of common stock to be delivered to him or her.  If preferred, a participant may request the sale of all of the common stock held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan.  If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 transaction fee plus a $0.05 fee per share for the transaction.  If a participant has terminated his or her participation in the Plan but continues to have common stock registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below.  The terms and conditions of the Plan may be amended by the Plan Agent or by us at any time.  Any such amendments to the Plan may be made by mailing to each participant appropriate written notice at least 30 days prior to the effective date of the amendment, except, when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, such prior notice does not apply.  The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan.  Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to our prior written approval of the successor Plan Agent.

All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940.

DESCRIPTION OF SECURITIES

The information contained under this heading is only a summary and is subject to the provisions contained in our Charter and Bylaws and the laws of the State of Maryland.

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Common Stock

General.  Our Charter authorizes us to issue up to 100,000,000 shares of common stock, $0.001 par value per share.  The Board of Directors may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter and the 1940 Act.  Additionally, the Charter authorizes our Board of Directors, without any action by our stockholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.  Although there is no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of us that might otherwise be in the stockholders’ best interests.  Under Maryland law, stockholders generally are not liable for our debts or obligations.

All common stock offered pursuant to this prospectus and any related prospectus supplement will be, upon issuance, duly authorized, fully paid and nonassessable.  All outstanding common stock offered pursuant to this prospectus and any related prospectus supplement will be of the same class and will have identical rights, as described below.  Holders of shares of common stock are entitled to receive distributions when authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions.  Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities.  All shares of common stock have equal distribution, liquidation and other rights.

Distributions.  We intend to pay out substantially all of our DCF to holders of common stock through quarterly distributions.  DCF is the amount we receive as cash or paid-in-kind distributions from MLPs or affiliates of MLPs in which we invest, and interest payments received on debt securities we own, less current or anticipated operating expenses, taxes on our taxable income, and leverage costs we pay (including costs related to Tortoise Notes, Tortoise Preferred Shares and borrowings under our credit facility).  Our Board of Directors has adopted a policy to target distributions to common stockholders in an amount equal to at least 95% of DCF on an annual basis.  It is expected that we will declare and pay a distribution to holders of common stock at the end of each fiscal quarter.  There is no assurance that we will continue to make regular distributions.

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in the Plan, distributions will be automatically reinvested in additional common stock under the Plan unless a stockholder elects to receive distributions in cash.  If a stockholder elects to receive distributions in cash, payment will be made by check.  The federal income tax treatment of distributions is the same whether they are reinvested in our shares or received in cash.  See “Automatic Dividend Reinvestment and Cash Purchase Plan.”

The yield on our common stock will likely vary from period to period depending on factors including the following:

•	market conditions;

•	the timing of our investments in portfolio securities;

•	the securities comprising our portfolio;

•	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

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•	the amount and timing of the use of borrowings and other leverage by us;

•	the effects of leverage on our common stock (discussed above under “Leverage”);

•	the timing of the investment of offering proceeds and leverage proceeds in portfolio securities; and

•	our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yields on the common stock.

Limitations on Distributions.  So long as shares of preferred stock are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accumulated dividends on preferred stock, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions.  See “Leverage.”

So long as senior securities representing indebtedness are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accrued interest on such senior indebtedness, and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions.  See “Leverage.”

Liquidation Rights.  Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon.  These rights are subject to the preferential rights of any other class or series of our stock, including the preferred stock.  The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of Tortoise Notes and Tortoise Preferred Shares.

Voting Rights.  Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors.  The presence of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders.  The Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.  The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present.  There is no cumulative voting in the election of directors.  Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting provided that holders of preferred stock have the right to elect two directors at all times.  Pursuant to the Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year.  If we are converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

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Issuance of Additional Shares.  The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders.  At our Annual Meeting of Stockholders held on April 13, 2007, our stockholders granted us the authority to sell shares of our common stock for less than NAV, subject to the conditions listed below.  We seek re-approval by our common stockholders of this authority at our annual meeting of stockholders.  We believe that having the ability to issue and sell shares of common stock below NAV benefits all stockholders in that it allows us to quickly raise cash and capitalize on attractive investment opportunities while remaining fully invested at all times.  We expect to sell shares of common stock below NAV only when we have identified attractive near-term investment opportunities.  We may only sell shares of common stock below NAV in accordance with the following conditions:

1.            The per share offering price, before deduction of underwriting fees, commissions and offering expenses, will not be less than the NAV per share of our common stock, as determined at any time within two business days prior to the pricing of the common stock to be sold in the offering.

2.            Immediately following each offering, after deducting offering expenses and underwriting fees and commissions, the NAV per share of our common stock, as determined at any time within two business days prior to the pricing of the common stock to be sold, would not have been diluted by greater than a total of 1% of the NAV per share of all outstanding common stock as a result of such offering. We will not be subject to a maximum number of shares that can be sold, a defined minimum sales price per share in any offering, or a maximum number of offerings we can make so long as for each offering the number of shares offered and the price at which such shares are sold together would not result in dilution of the NAV per share of our common stock in excess of the 1% limitation described above.

3.            A majority of our independent directors makes a determination, based on information and a recommendation from the Adviser, that they reasonably expect that the investment(s) to be made with the net proceeds of such issuance will lead to a long-term increase in distribution growth.

The table below sets forth the pro forma maximum dilutive effect on our NAV if we were to have issued shares below our NAV as of November 30, 2007.  The table assumes that we issue ____________ shares, which represents all of the shares we permissibly could issue under the conditions described above, at a net sale price to us after deducting all expenses of issuance, including underwriting discounts and commissions, equal to $________, which is 95% of the NAV of our common shares as of November 30, 2007.

Pro Forma Maximum Impact of Below NAV Issuances of Common Shares

Common shares currently outstanding
Common shares that currently may be issued below NAV
Total common shares outstanding if all permissible shares are issued below NAV
Net asset value per share as of November 30, 2007	$___
Aggregate net asset value of all currently outstanding common shares based on NAV as of November 30, 2007
Aggregate net proceeds to the Company (assuming the Company sold all permissible shares and received net proceeds equal to $____ per share (95% of the NAV as of November 30, 2007))
Expected aggregate net asset value of the Company after issuance
NAV per share after issuance	$___
Percentage dilution to pre-issuance NAV	____%

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    Because the Adviser’s management fee is based upon our average monthly Managed Assets, the Adviser’s interest in recommending the issuance and sale of common stock below NAV will conflict with our interests and those of our stockholders.

Market.  Our common stock trades on the NYSE under the ticker symbol “TYG.”  Common stock issued pursuant to this prospectus and related prospectus supplement will trade on the NYSE.

Transfer Agent, Dividend Paying Agent and Automatic Dividend Reinvestment and Cash Purchase Plan Agent.  Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940-3078, serves as the transfer agent, the Automatic Dividend Reinvestment and Cash Purchase Plan agent and the dividend paying agent for our common stock.

Preferred Stock

General.  Our Charter authorizes the issuance of up to 10,000,000 shares of preferred stock, with preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions or redemption as determined by the Board of Directors.

The Board of Directors may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.  Additionally, the Charter authorizes the Board of Directors, without any action by the stockholders, to classify and reclassify any unissued preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Preferred stock (including outstanding Tortoise Preferred Shares) ranks junior to our debt securities (including Tortoise Notes), and senior to all common stock.  Under the 1940 Act, we may only issue one class of senior equity securities, which in the aggregate may represent no more than 50% of our total assets.  So long as Tortoise Preferred Shares are outstanding, additional issuances of preferred stock must be considered to be of the same class as Tortoise Preferred Shares under the 1940 Act and interpretations thereunder and must rank on a parity with the Tortoise Preferred Shares with respect to the payment of dividends and upon the distribution of our assets.  Unless otherwise stated in a prospectus supplement, any auction rate preferred stock will be issued pursuant to articles supplementary (a form of which is attached as Appendix B to the statement of additional information) in substantially the same form as outstanding auction rate preferred stock and will be subject to the provisions therein.  Subject to the limitations of the 1940 Act, we may also issue non-auction rate preferred stock, in which case the details on how to buy and sell such preferred stock, along with other terms of such preferred stock, will be described in a related prospectus supplement. The terms to be stated in a prospectus supplement will include the following:

•	the form and title of the security;

•	the aggregate liquidation preference of preferred stock;

•	the dividend rate of the preferred stock;

•	whether the dividend rate will be determined at an auction;

•	the frequency with which auctions, if any, will be held;

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•	any optional or mandatory redemption provisions;

•	any changes in auction agents, paying agents or security registrar; and

•	any other terms of the preferred stock.

Dividends.  Holders of preferred stock will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor.  Unless the prospectus supplement states otherwise, dividend rates for auction rate preferred stock will generally be determined by the results of an auction for such shares, as more fully described in a related prospectus supplement.  The prospectus supplement for non-auction rate preferred stock will describe the dividend payment provisions for those shares.  Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock.  Because of our emphasis on investments in MLPs, which are expected to generate cash in excess of the taxable income allocated to holders, it is possible that dividends payable on preferred stock could exceed our earnings and profits, which would be treated as a tax-free return of capital to the extent of the basis of the shares on which the dividend is paid and thereafter as gain from the sale or exchange of the preferred stock.

Limitations on Dividends.  So long as any debt securities (including Tortoise Notes) are outstanding, holders of preferred stock will not be entitled to receive any dividends from us unless asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 200% after giving effect to such dividends.  See “Leverage.”

Liquidation Rights.  In the event of any voluntary or our involuntary liquidation, dissolution or winding up, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common stock.  After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets.  Preferred stock ranks junior to our debt securities upon liquidation, dissolution or winding up.

Voting Rights.  Except as otherwise indicated in the Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times.  The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class.  In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding (including Tortoise Notes), the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated dividends on any preferred stock are unpaid.  The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in its fundamental investment restrictions.  See “Certain Provisions in the Company’s Charter and Bylaws.”  As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of its preferred stock are outstanding.

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The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers.  The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any preferred stock, so long as we are current in the payment of dividends on the preferred stock and on any other of our shares ranking on a parity with the preferred stock with respect to the payment of dividends or upon liquidation.

Market.  Unless otherwise stated in a prospectus supplement, our auction rate preferred stock may be bought or sold at an auction that normally will be held periodically (designated every twenty-eight (28) days for outstanding Tortoise Preferred Shares, except for series of Tortoise Preferred Shares that have designated a special rate period) by submitting orders through a broker-dealer who has entered into an agreement with us (a “broker-dealer”).  Our preferred stock is not listed on an exchange or automated quotation system.  Auction rate preferred stock may be transferred outside of an auction through a broker-dealer, but we cannot assure you that any such secondary market will exist or whether it will provide preferred stockholders with liquidity.  The details of the auction process will be further described in the related prospectus supplement.  Subject to the limitations of the 1940 Act, we may also issue non-auction rate preferred stock, in which case the details on how to buy and sell such preferred stock, along with other terms of such preferred stock, will be described in a related prospectus supplement.  We cannot assure you that any secondary market will exist or that if a secondary market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form.  Unless otherwise indicated in the related prospectus supplement, preferred stock will be issued in book-entry form and will be represented by one or more share certificates in registered global form.  The global certificates will be held by DTC and registered in the name of Cede & Co., as nominee of DTC.  DTC will maintain the certificates in specified denominations per share through its book-entry facilities.

We may treat the persons in whose names any global certificates are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever.  Therefore, so long as DTC or its nominee is the registered owner of the global certificates,  DTC or such nominee will be considered the sole holder of outstanding preferred stock.

A global certificate may not be transferred except as a whole by DTC, its successors or their respective nominees, subject to the provisions restricting transfers of shares contained in the related articles supplementary.

Auction Agent, Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent.  Unless otherwise stated in a prospectus supplement, The Bank of New York, 101 Barclay Street, New York, New York, serves as the auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to our preferred stock.

Debt Securities

General.  Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock.  We may issue debt securities, including additional Tortoise Notes, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our

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assets to the extent permitted by the 1940 Act or rating agency guidelines.  Any borrowings, including without limitation the Tortoise Notes, will rank senior to the preferred stock and the common stock.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate, may represent no more than 33 1/3% of our total assets.  So long as Tortoise Notes are outstanding, additional debt securities must rank on a parity with Tortoise Notes with respect to the payment of interest and upon the distribution of our assets.  Unless otherwise stated in a prospectus supplement, any additional auction rate debt securities will be issued pursuant to the indenture dated as of July 14, 2004 (the “Indenture”) and will be subject to the provisions therein.  A prospectus supplement and a supplemental indenture (a summary of which is attached as Appendix A to the statement of additional information) relating to any additional auction rate debt securities will include specific terms relating to the offering.  Subject to the limitations of the 1940 Act, we may also issue non-auction rate debt securities, in which case the details on how to buy and sell such debt securities, along with other terms of such debt securities, will be described in a related prospectus supplement.  The terms to be stated in a prospectus supplement will include the following:

•	the form and title of the security;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	whether the interest rate for the securities will be determined by auction;

•	the maturity dates on which the principal of the securities will be payable;

•	the frequency with which auctions, if any, will be held;

•	any changes to or additional events of default or covenants;

•	any optional or mandatory redemption provisions;

•	any changes in trustees, auction agents, paying agents or security registrar; and

•	any other terms of the securities.

Interest.  Unless otherwise stated in a prospectus supplement, auction rate debt securities will bear interest as generally determined by the results of an auction for such securities and/or by the Board of Directors, as more fully described in the related prospectus supplement.  For non-auction rate debt securities, the prospectus supplement will describe the interest payment provisions relating to those debt securities.  Interest on debt securities shall be payable when due as described in the related prospectus supplement.  If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock.

Limitations.  Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%.  Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness.  We currently are subject to certain restrictions imposed by guidelines of one or more rating agencies that have issued ratings for outstanding Tortoise Notes, including restrictions related to asset coverage and portfolio

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composition.  Such restrictions may be more stringent than those imposed by the 1940 Act.  Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

Events of Default and Acceleration of Maturity of Debt Securities; Remedies.  Unless stated otherwise in the related prospectus supplement, any one of the following events will constitute an “event of default” for that series under the Indenture:

•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 30 days;

•	default in the payment of the principal of, or premium on, a series of debt securities at its stated maturity;

•
default in the performance, or breach, of any covenant or warranty of ours in the Indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%; or

•	any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding debt securities or the trustee may declare the principal amount of that series of debt securities immediately due and payable upon written notice to us.  A default that relates only to one series of debt securities does not affect any other series and the holders of such other series of debt securities are not entitled to receive notice of such a default under the Indenture.  Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series.  At any time after a declaration of acceleration with respect to a series of debt securities has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding debt securities of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of debt securities, other than the non-payment of the principal of that series of debt securities which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights.  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of debt securities shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the debt securities, before the holders of any common or preferred stock of the Company are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such

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shares.  The holders of debt securities shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the debt securities, which may be payable or deliverable in respect of the debt securities in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including the Adviser, custodian, administrator, auction agent, broker-dealers and the trustee, pursuant to the terms of various contracts with us.  Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of the Company with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Company.

Voting Rights.  Debt securities have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default.  In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market.  Unless otherwise stated in a prospectus supplement, our auction rate debt securities may be bought or sold at an auction held periodically (every seven (7) or twenty-eight (28) days for outstanding Tortoise Notes, except for series of Tortoise Notes that have designated a special rate period), by submitting orders through a broker-dealer who has entered into an agreement with us (a “broker-dealer”).  Our debt securities are not listed on an exchange or automated quotation system.  Auction rate debt securities may be transferred outside of an auction through a broker-dealer, but we cannot assure you that any such secondary market will exist or whether it will provide holders of debt securities with liquidity.  The details of the auction process are further described in the related prospectus supplement.  Subject to the limitations of the 1940 Act, we may also issue non-auction rate debt securities, in which case the details on how to buy and sell such debt securities, along with other terms of such debt securities, will be described in a related prospectus supplement.  In the case of our non-auction rate debt securities, we cannot assure you that any secondary market will exist or if a secondary market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form.  Unless otherwise stated in the related prospectus supplement, the debt securities will be issued in book-entry form and will be represented by one or more notes in registered global form.  The global notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC.  DTC will maintain the notes in designated denominations through its book-entry facilities.

Under the terms of the Indenture, we and the trustee may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever.  Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes under the Indenture.  We or the trustee may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee

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A global note may not be transferred except as a whole by DTC, its successors or their respective nominees.  Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC.  In addition, a global note may be exchangeable for notes in definitive form if:

•	DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;

•	we, at our option, notify the trustee in writing that we elect to cause the issuance of notes in definitive form under the Indenture; or

•	an event of default has occurred and is continuing.

In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.

Under the Indenture, the holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take under the Indenture.

Trustee, Transfer Agent, Registrar, Paying Agent, Redemption Agent and Auction Agent.  Unless otherwise stated in a prospectus supplement, The Bank of New York Trust Company, N.A., 2 N. LaSalle Street, Chicago, IL 60602, serves as the trustee under the Indenture and acts as transfer agent, registrar, paying agent and redemption agent with respect to our debt securities.  The Bank of New York serves as the auction agent with respect to our auction rate debt securities.

RATING AGENCY GUIDELINES

The Rating Agencies, which assign ratings to our senior securities, impose asset coverage requirements, which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming that such action will not impair the ratings.  The Tortoise Notes are currently rated “Aaa” and “AAA” by Moody’s Investors Service Inc. (“Moody’s”) and Fitch Ratings (“Fitch”), respectively.  The Tortoise Preferred Shares are currently rated “Aa2” and “AA” by Moody’s and Fitch, respectively.  Moody’s and Fitch, and any other agency that may rate our debt securities (including Tortoise Notes) or preferred stock (including Tortoise Preferred Shares) in the future, are collectively referred to as the “Rating Agencies.”

We may, but are not required to, adopt any modification to the guidelines that may hereafter be established by any Rating Agency.  Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether.  In addition, any Rating Agency may, at any time, change or withdraw any rating.  The Board may, without stockholder approval, modify, alter or repeal certain of the definitions and related provisions which have been adopted pursuant to each Rating Agency’s guidelines (“Rating Agency Guidelines”) only in the event we receive written confirmation from the Rating Agency or Agencies that any amendment, alteration or repeal would not impair the ratings then assigned to the senior securities.

We are required to satisfy two separate asset maintenance requirements with respect to outstanding debt securities and with respect to outstanding preferred stock:  (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each Rating Agency, at least equal to the aggregate principal amount/aggregate liquidation preference of the debt

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securities/preferred stock, respectively, plus specified liabilities, payment obligations and other amounts (the “Basic Maintenance Amount”); and (2) we must satisfy the 1940 Act asset coverage requirements.

Basic Maintenance Amounts.  We must maintain, as of each valuation date on which senior securities are outstanding, eligible assets having an aggregate discounted value at least equal to the applicable Basic Maintenance Amount, which is calculated separately for debt securities and preferred stock for each Rating Agency that is then rating the senior securities and so requires.  If we fail to maintain eligible assets having an aggregated discounted value at least equal to the applicable Basic Maintenance Amount as of any valuation date and such failure is not cured, we will be required in certain circumstances to redeem certain of the senior securities.

The applicable Basic Maintenance Amount is defined in the Rating Agency’s Guidelines.  Each Rating Agency may amend the definition of the applicable Basic Maintenance Amount from time to time.

The market value of our portfolio securities (used in calculating the discounted value of eligible assets) is calculated using readily available market quotations when appropriate, and in any event, consistent with our valuation procedures.  For the purpose of calculating the applicable Basic Maintenance Amount, portfolio securities are valued in the same manner as we calculate our NAV.  See “Determination of Net Asset Value.”

Each Rating Agency’s discount factors, the criteria used to determine whether the assets held in our portfolio are eligible assets, and the guidelines for determining the discounted value of our portfolio holdings for purposes of determining compliance with the applicable Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with rating the senior securities.  The discount factor relating to any asset, the applicable basic maintenance amount requirement, the assets eligible for inclusion in the calculation of the discounted value of our portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without our approval, or the approval of our Board of Directors or stockholders.

A Rating Agency’s Guidelines will apply to the senior securities only so long as that Rating Agency is rating such securities.  We will pay certain fees to Moody’s, Fitch and any other Rating Agency that may provide a rating for the senior securities.  The ratings assigned to the senior securities are not recommendations to buy, sell or hold the senior securities.  Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time.

1940 Act Asset Coverage.  We are also required to maintain, with respect to senior securities, as of the last business day on any month in which any senior securities are outstanding, asset coverage of at least 300% for debt securities and 200% for preferred stock (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common stock).  If we fail to maintain the applicable 1940 Act asset coverage as of the last business day of any month and such failure is not cured as of the last business day of the following month (the “Asset Coverage Cure Date”), we will be required to redeem certain senior securities.

Notices.  Under the current Rating Agency Guidelines, in certain circumstances, we are required to deliver to any Rating Agency which is then rating the senior securities (1) a certificate with respect to the calculation of the applicable Basic Maintenance Amount; (2) a certificate with respect to the calculation of the applicable 1940 Act asset coverage and the value of our portfolio holdings; and (3) a letter prepared by our independent accountants regarding the accuracy of such calculations.

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by each Rating Agency will be reflected in a written document and may be

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amended by each Rating Agency without the vote, consent or approval of the Company, the Board of Directors or any stockholder of the Company.

A copy of the current Rating Agency Guidelines will be provided to any holder of senior securities promptly upon request made by such holder to the Company by writing the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

CERTAIN PROVISIONS IN THE COMPANY’S CHARTER AND BYLAWS

The following description of certain provisions of the Charter and Bylaws is only a summary.  For a complete description, please refer to the Charter and Bylaws, which have been filed as exhibits to our registration statement on Form N-2, of which this prospectus forms a part.

Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure.  These provisions may be regarded as “anti-takeover” provisions.  Such provisions could limit the ability of stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us.

Classification of the Board of Directors; Election of Directors

Our Charter provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than one.  The Bylaws provide that, unless the Bylaws are amended, the number of directors may not be greater than nine.  Subject to any applicable limitations of the 1940 Act, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum.  Pursuant to the Charter, the Board of Directors is divided into three classes:  Class I, Class II and Class III.  Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify.  Each year only one class of directors will be elected by the stockholders.  The classification of the Board of Directors should help to assure the continuity and stability of our strategies and policies as determined by the Board of Directors.

The classified Board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult.  At least two annual meetings of stockholders, instead of one, generally will be required to effect a change in a majority of the Board of Directors.  Thus, the classified Board provision could increase the likelihood that incumbent directors will retain their positions.  The staggered terms of directors may delay, defer or prevent a change in control of the Board, even though a change in control might be in the best interests of the stockholders.

Removal of Directors

The Charter provides that a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.  This provision, when coupled with the provision in the Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.

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Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.  However, a Maryland corporation may provide in its charter for stockholder approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.  Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.  Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter.  However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to the approval by our Board of Directors otherwise required), such amendment or proposal may be approved by stockholders entitled to cast a majority of the votes entitled to be cast on such a matter.  The "continuing directors" are defined in our Charter as the directors named in our Charter as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Advance Notice of Director Nominations and New Business

The Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws.  With respect to special meetings of stockholders, only the business specified in the Company’s notice of the meeting may be brought before the meeting.  Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to notice of the meeting by the Company, (2) by or at the direction of the Board of Directors, or (3) provided that the Board of Directors has determined that Directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

SELLING STOCKHOLDERS

An unspecified number of shares of our common stock may be offered and sold for resale from time to time under this prospectus by certain of our stockholders; provided, however, that no stockholder will be authorized to use this prospectus for an offering of our common stock without first obtaining our consent.  We may consent to the use of this prospectus by certain of our stockholders for a limited period of time and subject to certain limitations and conditions depending on the terms of any agreements between us and such stockholders.  The identity of any selling stockholder, including any material relationship between us and our affiliates and such selling stockholder, the percentage of our common stock owned by such selling stockholder prior to the offering, the number of shares of our common stock to be offered by such selling stockholder, the percentage of our common stock to be owned (if greater than one percent) by such selling stockholder following the offering, and the price and terms upon which

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our shares of common stock are to be sold by such selling stockholder will be set forth in a prospectus supplement to this prospectus.

PLAN OF DISTRIBUTION

We may sell our common stock, preferred stock and debt securities, and certain of our stockholders may sell our common stock, on an immediate, continuous or delayed basis, in one or more offerings under this prospectus and any related prospectus supplement.  The aggregate amount of securities that may be offered by us and any selling stockholders is limited to $___________.  We may offer our common stock, preferred stock and debt securities:  (1) directly to one or more purchasers; (2) through agents; (3) through underwriters; (4) through dealers; or (5) pursuant to our Automatic Dividend Reinvestment and Cash Purchase Plan.  Any selling stockholders may offer our common stock:  (1) directly to one or more purchasers; (2) through agents; (3) through underwriters; or (4) through dealers.  Each prospectus supplement relating to an offering of securities will state the terms of the offering, including as applicable:

•	the names of any agents, underwriters or dealers;

•	any sales loads or other items constituting underwriters’ compensation;

•	any discounts, commissions, or fees allowed or paid to dealers or agents;

•
the public offering or purchase price of the offered securities and the net proceeds we will receive from the sale; provided, however, that we will not receive any of the proceeds from a sale of our common stock by any selling stockholder; and

•	any securities exchange on which the offered securities may be listed.

Direct Sales

We may sell our common stock, preferred stock and debt securities, or certain of our stockholders may sell our common stock, directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the securities.  In this case, no underwriters or agents would be involved.  We, or any selling stockholder, may use electronic media, including the Internet, to sell offered securities directly.  The terms of any of those sales will be described in a prospectus supplement.

By Agents

We may offer our common stock, preferred stock and debt securities, or certain of our stockholders may sell our common stock, through agents that we or they designate.  Any agent involved in the offer and sale will be named and any commissions payable by us, or any selling stockholder, will be described in the prospectus supplement.  Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.

By Underwriters

We may offer and sell securities, or certain of our stockholders may offer our common stock, from time to time to one or more underwriters who would purchase the securities as principal for resale to the public, either on a firm commitment or best efforts basis.  If we sell securities, or a selling stockholder offers our common stock, to underwriters, we and such selling stockholder will execute an underwriting

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agreement with them at the time of the sale and will name them in the prospectus supplement.  In connection with these sales, the underwriters may be deemed to have received compensation from us or such selling stockholder in the form of underwriting discounts and commissions.  The underwriters also may receive commissions from purchasers of securities for whom they may act as agent.  Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities.  The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent.  Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the prospectus supplement, to cover any overallotments.

By Dealers

We may offer and sell securities, or certain of our stockholders may offer our common stock, from time to time to one or more dealers who would purchase the securities as principal.  The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale.  The names of the dealers and the terms of the transaction will be set forth in the prospectus supplement.

General Information

Agents, underwriters, or dealers participating in an offering of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they act as agent, may be deemed to be underwriting discounts and commissions under the 1933 Act.

We may offer to sell securities, or certain of our stockholders may offer our common stock, either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

Ordinarily, each series of offered securities will be a new issue of securities and will have no established trading market.

To facilitate an offering of common stock in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the common stock or any other security.  Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the common stock for the underwriter’s own account.

•	An underwriter may place a stabilizing bid to purchase the common stock for the purpose of pegging, fixing, or maintaining the price of the common stock.

•	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the common stock by bidding for, and purchasing, the common stock or

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•	any other securities in the open market in order to reduce a short position created in connection with the offering.

•
The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the common stock originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels.  The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice.  The offered securities may or may not be listed on a securities exchange.  We cannot assure you that there will be a liquid trading market for the offered securities.

Under agreements entered into with us, underwriters and agents and related persons (or and their affiliates) may be entitled to indemnification by us against certain civil liabilities, including liabilities under the 1933 Act, or to contribution for payments the underwriters or agents may be required to make.

The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries in the ordinary course of business.

The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold.

The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by underwriters.  The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders.  Such allocations of securities for internet distributions will be made on the same basis as other allocations.  In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

Automatic Dividend Reinvestment and Cash Purchase Plan

We may issue and sell shares of common stock pursuant to our Automatic Dividend Reinvestment and Cash Purchase Plan.

ADMINISTRATOR AND CUSTODIAN

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as our administrator.  We pay the administrator a monthly fee computed at an annual rate of 0.04% of the

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first $1 billion of our Managed Assets, 0.03% on the next $1 billion of our Managed Assets and 0.02% on the balance of our Managed Assets, subject to a minimum annual fee of $45,000.

U.S. Bank N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin, serves as our custodian.  We pay the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of our portfolio assets and 0.01% on the balance of our portfolio assets, subject to a minimum annual fee of $4,800.

LEGAL MATTERS

Blackwell Sanders, L.L.P., Kansas City, Missouri, serves as our counsel.  Vedder Price P.C. (“Vedder Price”), Chicago, Illinois, is serving as our special counsel in connection with the offerings under this prospectus and related prospectus supplements.  Certain legal matters in connection with the securities offered hereby will be passed upon for us by Vedder Price.  Vedder Price may rely on the opinion of Venable LLP, Baltimore, Maryland, on certain matters of Maryland law.  If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, such matters will be passed upon by Morrison & Foerster LLP, New York, New York with respect to any offerings by us of our preferred stock or debt securities and by Andrews Kurth LLP, New York, New York with respect to offerings of our common stock or by such other counsel to the underwriters as named in a prospectus supplement.

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AVAILABLE INFORMATION

We are subject to the informational requirements of the Exchange Act and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC.  We voluntarily file quarterly shareholder reports.  Our most recent shareholder report filed with the SEC is for our fiscal year ended November 30, 2007.  These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.  Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

This prospectus does not contain all of the information in our registration statement, including amendments, exhibits, and schedules.  Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC.  The SEC maintains a web site (http://www.sec.gov) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

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OF THE STATEMENT OF ADDITIONAL INFORMATION

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$___________

Common Stock

Preferred Stock

Debt Securities

Tortoise Energy Infrastructure Corporation

________________

PROSPECTUS
________________

____________ __, 2008

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The information in this prospectus supplement, which relates to an effective registration statement under the Securities Act of 1933, as amended, is not complete and may be changed.  We may not sell these securities until we deliver a final prospectus supplement and the attached prospectus.  This prospectus supplement and the attached prospectus do not constitute an offer to sell these securities or a solicitation of an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY 25, 2008

FORM OF PROSPECTUS SUPPLEMENT
(To prospectus dated _________, 200__)

$_____________
Tortoise Energy Infrastructure Corporation
_____ Series ___ Tortoise Auction Preferred Shares
Liquidation Preference $25,000 per share

Tortoise Energy Infrastructure Corporation (the “Company,” “we”, “us” or “our”) is a nondiversified, closed-end management investment company.  Our investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders.

We are offering an additional series (“Series ___”) of our auction rate preferred stock (referred to as “Tortoise Auction Preferred Shares”) with an aggregate liquidation preference of $__________ in this prospectus supplement.  This prospectus supplement is not complete and should be read in conjunction with our prospectus dated __________ ___, 200__ (the “prospectus”), which accompanies this prospectus supplement.  This prospectus supplement does not include all information that you should consider before purchasing any Tortoise Auction Preferred Shares.  You should read this prospectus supplement and the accompanying prospectus prior to purchasing any Tortoise Auction Preferred Shares.

The Series ___ Tortoise Auction Preferred Shares offered in this prospectus supplement, together with the previously issued and currently outstanding Money Market Cumulative Preferred Shares (“MMP® Shares”) and Tortoise Auction Preferred Shares, are collectively referred to as “Tortoise Preferred Shares.”  Individual series of Tortoise Auction Preferred Shares or MMP Shares are referred to as a “series.”  Except as otherwise described in this prospectus supplement, the terms of the Series ___ Tortoise Auction Preferred Shares and all other series are the same.  Capitalized terms used but not defined in this prospectus supplement shall have the meanings given to such terms in Appendix B to the statement of additional information, which is available from us upon request.

Investors in Tortoise Auction Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for each dividend period.  The dividend rate for the initial period for Series ___ Tortoise Auction Preferred Shares from and including the issue date through __________, 200_ will be _____% per year.  For each subsequent dividend period, the dividend rate will be determined by an auction conducted in accordance with the procedures described in this prospectus supplement.  Generally, following the initial dividend period, each dividend period will be ____ days.

Tortoise Auction Preferred Shares will not be listed on any exchange or automated quotation system.  Generally, you may only buy and sell Tortoise Auction Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent or in a secondary market that those broker-dealers may maintain.  These broker-dealers are not required to maintain a market in Tortoise Auction Preferred Shares, and a secondary market, if one develops, may not provide you with liquidity.  See “The Auction—Certain Considerations Affecting Auction Rate Securities—Existing Holder’s Ability to Resell Auction Rate Securities May Be Limited.”

Investing in Tortoise Auction Preferred Shares involves certain risks.  See “Risk Factors” beginning on page ___ of the accompanying prospectus and “The Auction—Auction Risk” beginning on page S-___ of this prospectus supplement.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or accompanying prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

	Per Share		Total
Public offering price		$25,000	$
Sales load	$		$
Proceeds to us (before expenses)(1)	$		$
_____________
(1)	Does not include offering expenses payable by us, estimated to be $__________.

The underwriters expect to deliver the Series ___ Tortoise Auction Preferred Shares in book-entry form, through the facilities of The Depository Trust Company, to broker-dealers on or about __________, 200_.

[Underwriter(s)]

__________, ____

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The offering is conditioned upon the Series ___ Tortoise Auction Preferred Shares receiving a rating of “Aa2” from Moody’s and “AA” from Fitch.

This prospectus supplement has been filed with the Securities and Exchange Commission (the “SEC”).  Additional copies of this prospectus supplement, the prospectus or the statement of additional information dated __________, ____, as supplemented from time to time, are available by calling 1-866-362-9331 or by writing to us, or you may obtain copies (and other information regarding us) from the SEC’s web site (http://www.sec.gov).  You also may e-mail requests for these documents to the SEC at publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the prospectus.  The prospectus gives more general information, some of which may not apply to this offering.

If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date, the statement in the document having the later date modifies or supersedes the earlier statement.

The Tortoise Auction Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Prospectus Supplement

Prospectus

Prospectus Summary	1
Summary of Company Expenses	9
Financial Highlights	11
Senior Securities	13
Market and Net Asset Value Information	14
Use of Proceeds	15
The Company	16
Investment Objective and Principal Investment Strategies	17
Leverage	26
Risk Factors	29
Management of the Company	39
Closed-End Company Structure	43
Certain Federal Income Tax Matters	43
Determination of Net Asset Value	49
Automatic Dividend Reinvestment and Cash Purchase Plan	50
Description of Securities	52
Rating Agency Guidelines	62
Certain Provisions in the Company’s Charter and Bylaws	63
Selling Stockholders	65
Plan of Distribution	65
Administrator and Custodian	68
Legal Matters	68
Available Information	69
Table of Contents of the Statement of Additional Information	70
_______________

You should rely on the information contained in or incorporated by reference in this prospectus supplement in making an investment decision.  Neither we nor the underwriters have authorized anyone to provide you with different or inconsistent information.  If anyone provides you with different or inconsistent information, you should not rely on it.  We are not, and the underwriters are not, making an offer to sell these Series ___ Tortoise Auction Preferred Shares in any jurisdiction where the offer or sale is not permitted.  You should assume that the information in this prospectus supplement is accurate only as of the date of this prospectus supplement, and that our business, financial condition and prospects may

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have changed since this date.  We will amend or supplement this prospectus supplement to reflect material changes to the information contained in this prospectus supplement to the extent required by applicable law.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement, the accompanying prospectus and the statement of additional information contain “forward-looking statements.”  Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms.  Such forward-looking statements may be contained in this prospectus supplement, as well as in the accompanying prospectus.  By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements.  Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements.  Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of the prospectus accompanying this prospectus supplement.  All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be.  Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement.  The forward-looking statements contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “1933 Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of the prospectus accompanying this prospectus supplement as well as in “—Auction Risk” and “—Certain Considerations Affecting Auction Rate Securities—Existing Holder’s Ability to Resell Auction Rate Securities May Be Limited” in “The Auction” section of this prospectus supplement.  We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in the Tortoise Auction Preferred Shares.

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PROSPECTUS SUPPLEMENT SUMMARY

This summary contains basic information about us but does not contain all of the information that is important to your investment decision.  You should read this summary together with the more detailed information contained elsewhere in this prospectus supplement and accompanying prospectus and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page ___ of the accompanying prospectus and “The Auction—Auction Risk” beginning on page S-___ of this prospectus supplement.

 The Company

We seek to provide our stockholders with an efficient vehicle to invest in a portfolio of publicly traded master limited partnerships (“MLPs”) in the energy infrastructure sector.  Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders.  For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distributions.  Similar to the tax characterization of distributions made by MLPs to unitholders, a significant portion of our distributions to stockholders have been and are expected to continue to be treated as a return of capital to stockholders.

We are a nondiversified, closed-end management investment company.  We commenced operations in February 2004 following our initial public offering.  We were the first publicly traded investment company offering access to a portfolio of MLPs.  Since that time, we completed five additional offerings of common stock in December 2004, August 2006, December 2006, March 2007 and December 2007.  As of the date of this prospectus supplement, we have outstanding four series of auction rate preferred stock (consisting of two series designated as Money Market Cumulative Preferred Shares (“MMP® Shares”) and two series designated as Tortoise Auction Preferred Shares) (“Tortoise Preferred Shares”) and four series of auction rate senior notes (“Tortoise Notes”).  We may borrow from time to time using our unsecured credit facility.  We have a fiscal year ending November 30.

 Investment Adviser

Tortoise Capital Advisors, L.L.C., a registered investment adviser specializing in managing portfolios of investments in MLPs and other energy companies, serves as our investment adviser (the “Adviser”).  As of __________, 20__, the Adviser managed assets of over $_________ billion in the energy sector, including the assets of four publicly traded and two privately held closed-end management investment companies, and separate accounts for institutions and high net worth individuals.  The Adviser’s investment committee is comprised of five portfolio managers.  See “Management of the Company” in the accompanying prospectus.

The principal business address of the Adviser is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

 The Offering

Tortoise Auction Preferred Shares offered by the Company

_____ Series ___ Tortoise Auction Preferred Shares, $25,000 liquidation preference per share ($__________ aggregate liquidation preference).  The Series ___ Tortoise Auction Preferred Shares are being offered by

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[Underwriters] (the “Underwriters”).  See “Underwriting.”

Use of proceeds	We estimate that our net proceeds from this offering after expenses will be approximately $____ million. We intend to use the net proceeds:

•
to [retire/reduce] our debt under our unsecured credit facility of approximately $____ million, which we incurred in connection with the acquisition of equity portfolio securities and certain open market purchases in pursuit of our investment objective and policies and for working capital purposes;

•	to invest in energy infrastructure companies in accordance with our investment objective and policies; and

•	for working capital purposes.

Auction Agent	[Auction Agent]

Broker-Dealers	[Broker-Dealers]

Risk factors
See “Risk Factors” and other information included in the accompanying prospectus, as well as “—Auction Risk” and “—Certain Considerations Affecting Auction Rate Securities—Existing Holder’s Ability to Resell Auction Rate Securities May Be Limited” under “The Auction” in this prospectus supplement, for a discussion of factors you should carefully consider before deciding to invest in the Series ____ Tortoise Auction Preferred Shares.

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[FINANCIAL HIGHLIGHTS] [IF AVAILABLE]

USE OF PROCEEDS

The net proceeds of the offering of the Series ___ Tortoise Auction Preferred Shares will be approximately $____ million, after payment of the Underwriters’ discounts and commissions and estimated offering costs.

We intend to use [a portion/all] of the net proceeds of this offering to [retire/reduce] our outstanding balance under our unsecured credit facility.  Outstanding balances under the credit facility generally accrue interest at a variable annual rate equal to the one-month LIBOR rate plus 0.75%.  As of the date of this prospectus supplement, the current rate is ____%.  The credit facility remains in effect through __________, ____, and we may draw on the facility from time to time to invest in accordance with our investment policies and for working capital purposes.  As of the date of this prospectus supplement, we had approximately $____ million outstanding under our credit facility.  We will use any remaining net proceeds of this offering to make investments in energy infrastructure companies in accordance with our investment objective and policies as described under “Investment Objective and Principal Investment Strategies” in the accompanying prospectus, and for working capital purposes.

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CAPITALIZATION

The following table sets forth our capitalization: (i) as of __________, ____; (ii) pro forma to reflect ____________; and (iii) pro forma as adjusted to give effect to the issuance of the Series ___ Tortoise Auction Preferred Shares offered hereby and the [retirement/reduction] of the outstanding balance under our unsecured credit facility with the proceeds of such offering.  As indicated below, common stockholders will bear the offering costs associated with this offering.

	Actual	Pro Forma	Pro Forma as Adjusted
		(Unaudited)	(Unaudited)
Short-Term Debt:
Unsecured credit facility: $_________ available	$		$
Long-Term Debt:
Tortoise Notes, denominations of $25,000 or any multiple thereof(1)	$	$	$
Preferred Stock:
Tortoise Preferred Shares, $.001 par value per share, $25,000 stated value per share at liquidation; 10,000,000 shares authorized; _____ shares (_____ pro forma as adjusted) issued(1)	$	$	$
Common Stockholders’ Equity:
Common Stock, $.001 par value per share; 100,000,000 shares authorized; __________ shares (__________ pro forma and pro forma as adjusted) outstanding(1)	$	$	$
Additional paid-in capital	$	$		$(2)
Accumulated net investment loss, net of deferred tax benefit	$	$	$
Undistributed realized gain, net of deferred tax expense	$	$	$
Net unrealized gain on investments and interest rate swap contracts, net of deferred tax expense	$	$	$
Net assets applicable to common stockholders	$	$	$
_____________
(1)	None of these outstanding shares/notes are held by us or for our account.
(2)
As adjusted, additional paid-in capital reflects the proceeds of the issuance of the Tortoise Auction Preferred Shares offered hereby ($__________), less the underwriting commissions and the estimated offering expenses borne by us ($__________) related to the issuance of the Series ___ Tortoise Auction Preferred Shares.

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ASSET COVERAGE REQUIREMENTS

The 1940 Act and each Rating Agency impose asset coverage requirements which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming with each Rating Agency that such action will not impair the ratings.

We are required to satisfy two separate asset maintenance requirements with respect to outstanding Tortoise Preferred Shares:  (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each Rating Agency, at least equal to the aggregate liquidation preference of the Tortoise Preferred Shares, plus specified liabilities, payment obligations and other amounts (the “Tortoise Preferred Shares Basic Maintenance Amount”); and (2) we must satisfy the 1940 Act asset coverage requirements (the “1940 Act Tortoise Preferred Shares Asset Coverage”).

The Tortoise Preferred Shares Basic Maintenance Amount is defined in the Rating Agency Guidelines.  Each Rating Agency may amend the definition of Tortoise Preferred Shares Basic Maintenance Amount from time to time.

With respect to the 1940 Act Tortoise Preferred Shares Asset Coverage requirement, we are required to maintain, with respect to outstanding Tortoise Preferred Shares, asset coverage of at least 200%.  We estimate that based on the composition of our portfolio as of __________, ____ [(adjusted to reflect __________)], assuming the issuance of all Series ___ Tortoise Auction Preferred Shares offered hereby, the application of the net proceeds received in this offering to [retire/reduce] our outstanding balance under our credit facility and giving effect to the deduction of the sales load and estimated offering costs related thereto estimated at $__________, the 1940 Act Tortoise Preferred Shares Asset Coverage would be:

Value of Company assets less all liabilities and indebtedness not represented by senior securities	=	$	=	___%
Senior securities representing indebtedness, plus the aggregate liquidation preference of Tortoise Preferred Shares		$

A copy of the current Rating Agency Guidelines will be provided to any holder of Tortoise Preferred Shares promptly upon written request by such holder to the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.  See “Rating Agency Guidelines” in the accompanying prospectus for a more detailed description of our asset maintenance requirements.

DESCRIPTION OF TORTOISE PREFERRED SHARES

The following is a brief description of the terms of the Tortoise Preferred Shares.  This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the Tortoise Preferred Shares in the Articles Supplementary, a form of which is attached as Appendix B to the statement of additional information, which is on file with the SEC.  Capitalized terms not otherwise defined in this prospectus supplement shall have the same meaning as defined in Appendix B to the statement of additional information.

 General

Our Charter authorizes the issuance of up to 10,000,000 shares of preferred stock, par value $0.001 per share, with preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption as determined

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by the Board of Directors without the approval of common stockholders.  In addition, the Board of Directors, without any action by our stockholders, may amend our Charter to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that we have authority to issue.  The Tortoise Preferred Shares have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution.  The Series ___ Tortoise Auction Preferred Shares when issued and sold through this offering (1) will be fully paid and non-assessable, (2) will not be convertible into shares of our common stock or other stock, (3) will have no preemptive rights, and (4) will not be subject to any sinking fund.  The Tortoise Preferred Shares will be subject to optional and mandatory redemption as described below under “—Redemption.”

Holders of Tortoise Preferred Shares will not receive certificates representing their ownership interest in such shares.  The Depository Trust Company (“DTC”) will initially act as Securities Depository for the Agent Members with respect to the Tortoise Preferred Shares.

In addition to serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent will act as the transfer agent, registrar, and paying agent for the Tortoise Preferred Shares.  Furthermore, the Auction Agent will send notices to holders of Tortoise Preferred Shares of any meeting at which holders of Tortoise Preferred Shares have the right to vote.  See “Description of Securities—Preferred Stock—Voting Rights” in the accompanying prospectus.  However, the Auction Agent generally will serve merely as our agent, acting in accordance with our instructions.

Except in an Auction, we will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any Tortoise Preferred Share, so long as we are current in the payment of dividends on the Tortoise Preferred Shares and on any of our other shares ranking on a parity with the Tortoise Preferred Shares with respect to the payment of dividends or upon liquidation.

 Dividends and Dividend Periods

General.  Holders of Tortoise Preferred Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial Dividend Payment Date with respect to the initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a subsequent Dividend Period (generally a period of ___ days, subject to certain exceptions) at the rate per annum equal to the Applicable Rate for each Dividend Period.  Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on our common stock.  Dividends shall be treated for federal income tax purposes as payable from our earnings and profits allocable to the Tortoise Preferred Shares.  Because of our emphasis on investments in MLPs, there is a possibility that dividends on Tortoise Preferred Shares may not be derived entirely from earnings and profits.  In such a case, dividends would be paid from cash flow in excess of such earnings and profits and would be treated as return of capital, to the extent of an investor’s adjusted tax basis in the Tortoise Preferred Shares, and thereafter as capital gain.  See “Certain Federal Income Tax Matters” in the accompanying prospectus.

On the Business Day next preceding each Dividend Payment Date, we are required to deposit with the Paying Agent sufficient funds for the payment of dividends.  We do not intend to establish any reserves for the payment of dividends.

All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends to each Holder.  Each dividend will be paid by the Paying Agent to the Holder as its name appears on our share ledger or share records, which Holder(s) is expected to be the nominee of the Securities Depository.  The Securities Depository will credit the accounts of the Agent Members of the Beneficial Owners in accordance with the Securities Depository’s normal procedures.  The Securities

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Depository’s current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents.  The Agent Member of a Beneficial Owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Beneficial Owner in accordance with the instructions of such Beneficial Owner.

Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holder(s) as its name appears on our share ledger or share records on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.  Any dividend payment shall first be credited against the earliest accumulated but unpaid dividends.  No interest will be payable in respect of any dividend payment or payments which may be in arrears.  See “—Default Period” below.

The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by $25,000 per share, and rounding the amount so obtained to the nearest cent.

Determination of Dividend Rate.  The dividend rate for the initial Dividend Period (i.e., the period from and including the Original Issue Date to and including the initial Auction Date) and the initial Auction Date are set forth on the cover page of this prospectus supplement.  For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises us has resulted from an Auction.

The initial Dividend Period for the Series ___ Tortoise Auction Preferred Shares will be ___ days.  Dividend Periods after the initial Dividend Period shall either be Standard Dividend Periods or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

A Special Dividend Period will not be effective unless, among other things, Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Buy Orders by Potential Holders is at least equal to the number of shares subject to Sell Orders by Existing Holders).

Dividends will accumulate at the Applicable Rate from the Original Issue Date and shall be payable on each subsequent Dividend Payment Date.  For Dividend Periods of less than 30 days, Dividend Payment Dates shall occur on the first Business Day following the last day of such Dividend Period and, if greater than 30 days, then on a monthly basis on the first Business Day of each month within such Dividend Period and on the Business Day following the last day of such Dividend Period.  Dividends will be paid through the Securities Depository on each Dividend Payment Date.

Except during a Default Period as described below, the Applicable Rate resulting from an Auction will not be greater than the Maximum Rate, which is equal to the Applicable Percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers.  The Applicable Percentage will be determined based on the lower of the credit ratings assigned on that date to that series of Tortoise Auction Preferred Shares by Moody’s and Fitch, as follows:

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Moody’s Credit Rating	Fitch Credit Rating	Applicable Percentage

The Reference Rate is the greater of (1) the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more), or (2) the applicable LIBOR.  For Standard Dividend Periods or shorter periods only, the Applicable Rate resulting from an Auction will not be less than the Minimum Rate, which is 70% of the applicable AA Composite Commercial Paper Rate.  No Minimum Rate is specified for Auctions with respect to Dividend Periods of more than the Standard Dividend Period.

The Maximum Rate for the Tortoise Preferred Shares will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all shares of Tortoise Preferred Shares were subject to Submitted Hold Orders).  If an Auction for any subsequent Dividend Period is not held for any reason, including because there is no Auction Agent or Broker-Dealer, then the Applicable Rate on the Tortoise Preferred Shares for any such Dividend Period shall be the Maximum Rate (except for circumstances in which the Dividend Rate is the Default Rate, as described below).

The All Hold Rate will apply automatically following an Auction in which all of the outstanding Tortoise Preferred Shares of a series are subject to (or are deemed to be subject to) Submitted Hold Orders.  The All Hold Rate is 80% of the applicable AA Composite Commercial Paper Rate.

Prior to each Auction, the Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by us.  After each Auction, on the Auction Date, the Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

Designation of Dividend Period.  We will designate the duration of subsequent Dividend Periods for each series of Tortoise Preferred Shares; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period shall be effective only if (1) notice thereof shall have been given as provided in the Articles Supplementary, (2) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, a series of Tortoise Preferred Shares shall have been cured as set forth under “—Default Period,” (3) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (4) if we shall have mailed a Notice of Redemption with respect to any Tortoise Preferred Shares, as described under “—Redemption” below, the Redemption Price with respect to such Tortoise Preferred Shares shall have been deposited with the Paying Agent, and (5) we have confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, we have Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Preferred Shares Basic Maintenance Amount and we have consulted with the Broker-Dealers and have provided notice of such designation and otherwise complied with Rating Agency Guidelines.

Designation of a Special Dividend Period.  If we propose to designate any Special Dividend Period, not fewer than seven (7) (or two (2) Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight (8) days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice shall be (1) made by press release and

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(2) communicated by us by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter.  Each such notice shall state (A) that we propose to exercise our option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that we will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) our determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) our determination not to proceed with such Special Dividend Period in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.  There is no limit on the duration of a Special Dividend Period.

No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, we will deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

(1) a notice stating (A) that we have determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

(2) a notice stating that we have determined not to exercise our option to designate a Special Dividend Period.

If we fail to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent and the Auction Agent is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, we shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (2) above, thereby resulting in a Standard Dividend Period.

Default Period.  Subject to cure provisions, a “Default Period” with respect to a particular series of Tortoise Preferred Shares will commence on any date on which, when required to do so, we fail to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that series payable on the Dividend Payment Date (a “Dividend Default”), or (B) the full amount of any redemption price (the “Redemption Price”) payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default”, and together with a Dividend Default, hereinafter referred to as “Default”).

Subject to cure provisions, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price, respectively, shall have been deposited irrevocably in trust in same-day funds with the Paying Agent.  In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period.

No Auction shall be held during a Default Period with respect to a Dividend Default applicable to that series of Tortoise Preferred Shares.  No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such

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period divided by 360 for each series.  The Default Rate shall be equal to the Reference Rate multiplied by three.

 Redemption

Optional Redemption.  To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem Tortoise Preferred Shares having a Dividend Period of one year or less, in whole or in part, out of funds legally available therefor, on any Dividend Payment Date upon not less than 15 calendar days’ and not more than 40 calendar days’ prior notice.  This optional redemption is not available during the initial Dividend Period or during other limited circumstances.  The optional redemption price per share shall be equal to the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption.  Tortoise Preferred Shares having a Dividend Period of more than one year are redeemable at our option, in whole or in part, out of funds legally available therefor, prior to the end of the relevant Dividend Period, upon not less than 15 calendar days’ and not more than 40 calendar days’, prior notice, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums in the sole discretion of the Board of Directors.  We shall not effect any optional redemption unless after giving effect thereto (1) we have available on such date fixed for the redemption certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a series of Tortoise Preferred Shares by reason of the redemption of Tortoise Preferred Shares on such date fixed for the redemption, and (2) we would have Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Preferred Shares Basic Maintenance Amount.

We also reserve the right to repurchase Tortoise Preferred Shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the Tortoise Preferred Shares, but are under no obligation to do so.

Mandatory Redemption.  If we fail to maintain Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Preferred Shares Basic Maintenance Amount as of any Valuation Date or, fail to satisfy the 1940 Act Tortoise Preferred Shares Asset Coverage as of the last Business Day of any month, and such failure is not cured within ten (10) Business Days following such Valuation Date in the case of a failure to maintain the Tortoise Preferred Shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act Tortoise Preferred Shares Asset Coverage (each an “Asset Coverage Cure Date”), the Tortoise Preferred Shares will be subject to mandatory redemption out of funds legally available therefor.  See “Rating Agency Guidelines” in the accompanying prospectus.

The number of Tortoise Preferred Shares to be redeemed under these circumstances will be equal to the lesser of (1) the minimum number of Tortoise Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in our having Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Preferred Shares Basic Maintenance Amount or sufficient to satisfy the 1940 Act Tortoise Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Tortoise Preferred Shares then outstanding will be redeemed), and (2) the maximum number of Tortoise Preferred Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

We shall allocate the number of shares required to be redeemed to satisfy the Tortoise Preferred Shares Basic Maintenance Amount or the 1940 Act Tortoise Preferred Shares Asset Coverage, as the case

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may be, pro rata among the Holders of Tortoise Preferred Shares in proportion to the number of shares they hold, by lot or by such other method as we shall deem fair and equitable, subject to any mandatory redemption provisions.

We are required to effect such a mandatory redemption not later than 40 days after the Asset Coverage Cure Date (the “Mandatory Redemption Date”), except that if we do not have funds legally available for the redemption of, or are not otherwise legally permitted to redeem, all of the required number of Tortoise Preferred Shares of a series that are subject to mandatory redemption, or we otherwise are unable to effect such redemption on or prior to such Mandatory Redemption Date, we will redeem those Tortoise Preferred Shares on the earliest practicable date on which we will have such funds available, upon notice to record owners of shares of Tortoise Preferred Shares and the Paying Agent.  Our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year only) a redemption premium, if any, determined by the Board of Directors in its sole discretion after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the “Mandatory Redemption Price”).

Redemption Procedure.  Pursuant to Rule 23c-2 under the 1940 Act, we will file a notice of our intention to redeem with the SEC so as to provide at least the minimum notice required by such rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date).  We shall deliver a notice of redemption to the Auction Agent containing the information described below one Business Day prior to the giving of notice to Holders in the case of an optional redemption and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption.  The Auction Agent will use its reasonable efforts to provide notice to each Holder of Tortoise Preferred Shares called for redemption by electronic means not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from us).  Such notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice to each Holder of record of Tortoise Preferred Shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository (“Notice of Redemption”).  The Notice of Redemption will be addressed to the registered owners of the Tortoise Preferred Shares at their addresses appearing on our books or records.  Such notice will set forth (1) the redemption date, (2) the number and identity of Tortoise Preferred Shares to be redeemed, (3) the redemption price (specifying the amount of accumulated dividends to be included therein and the amount of the redemption premium, if any), (4) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (5) the 1940 Act provision under which redemption shall be made.  No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

If less than all of the shares of Tortoise Preferred Shares are redeemed on any date, the shares per Holder to be redeemed on such date will be selected by us on a pro rata basis in proportion to the number of shares held by such Holder, by lot or by such other method as is determined by us to be fair and equitable, subject to the terms of any Specific Redemption Provisions.  Tortoise Preferred Shares may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions.  The Auction Agent will give notice to the Securities Depository, whose nominee

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will be the record Holder of all of the Tortoise Preferred Shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Beneficial Owner.  Each Agent Member will determine the number of shares to be redeemed from the account of each Beneficial Owner for which it acts as agent.  An Agent Member may select for redemption shares from the accounts of some Beneficial Owners without selecting for redemption any shares from the accounts of other Beneficial Owners.  In this case, in selecting the Tortoise Preferred Shares to be redeemed, the Agent Member will select by lot or by other fair and equitable method.  Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record Holder of all of the shares, the particular shares to be redeemed shall be selected by us by lot, on a pro rata basis between each series or by such other method as we shall deem fair and equitable, as contemplated above.

If Notice of Redemption has been given, then upon the deposit of funds with the Paying Agent sufficient to effect such redemption, dividends on such shares will cease to accumulate and such shares will be no longer deemed to be outstanding for any purpose and all rights of the Holders of the shares so called for redemption will cease and terminate, except the right of the Holders of such shares to receive the redemption price, but without any interest or additional amount.  We shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (1) the aggregate redemption price of the Tortoise Preferred Shares called for redemption on such date and (2) such other amounts, if any, to which Holders of Tortoise Preferred Shares called for redemption may be entitled.  We will be entitled to receive, from time to time after the date fixed for redemption, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of Tortoise Preferred Shares so redeemed will have no claim to any such interest.  Any funds so deposited that are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to us upon our request.  Subsequent to such payment, Holders of Tortoise Preferred Shares called for redemption may look only to us for payment.

So long as any Tortoise Preferred Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository.  The Securities Depository’s normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

Notwithstanding the provisions for redemption described above, no Tortoise Preferred Shares may be redeemed unless all dividends in arrears on the outstanding Tortoise Preferred Shares, and any of our shares ranking on a parity with the Tortoise Preferred Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with our liquidation, in which case all Tortoise Preferred Shares and all shares ranking in parity with the Tortoise Preferred Shares must receive proportionate amounts.  At any time we may purchase or acquire all the outstanding Tortoise Preferred Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding Tortoise Preferred Shares.

Except for the provisions described above, nothing contained in the Articles Supplementary limits any legal right of ours to purchase or otherwise acquire any Tortoise Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any Tortoise Preferred Shares for which Notice of Redemption has been given and we are in compliance with the 1940 Act Tortoise Preferred Shares Asset Coverage and have Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Preferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof.  Any shares which are purchased, redeemed or otherwise

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acquired by us shall be returned to the status of authorized but unissued shares.  If less than all outstanding Tortoise Preferred Shares are redeemed or otherwise acquired by us, we shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

THE AUCTION
 Role of Auction Agent

Articles Supplementary.  The Articles Supplementary provide that, except as otherwise described herein, the Applicable Rate for the shares of each series of preferred stock, for each Dividend Period of shares of such series after the initial Dividend Period thereof, shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Dividend Period (an “Auction Date”) from implementation of the auction procedures (the “Auction Procedures”), in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series.  Each periodic implementation of the Auction Procedures is referred to herein as an Auction.  See the Form of Articles Supplementary, attached as Appendix B to the statement of additional information, for a more complete description of the Auction process.

Auction Agency Agreement.  The Auction Agency Agreement between us and the Auction Agent (currently, The Bank of New York) (the “Auction Agency Agreement”) provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for the Series ___ Tortoise Auction Preferred Shares so long as the Applicable Rate for the Series ___ Tortoise Auction Preferred Shares is to be based on the results of an Auction.  The Auction Agent acts as a non-fiduciary agent for us in connection with Auctions.  In the absence of bad faith or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been grossly negligent in ascertaining the pertinent facts.

The Auction Agent may terminate the Auction Agency Agreement upon notice to us on a date no earlier than 60 days after the notice.  If the Auction Agent should resign, we will use our best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement.  We may remove the Auction Agent provided that prior to such removal we shall have entered into such an agreement with a successor Auction Agent.

 Auction Risk

You may not be able to sell your Tortoise Preferred Shares at an Auction if the Auction fails; that is, if there are more Tortoise Preferred Shares offered for sale than there are buyers for those Tortoise Preferred Shares.  Also, if you place hold orders (orders to retain Tortoise Preferred Shares) at an Auction only at a specified rate, and that bid rate exceeds the rate set at the Auction, you will not retain your Tortoise Preferred Shares.  Finally, if you buy Tortoise Preferred Shares or elect to retain Tortoise Preferred Shares without specifying a rate below which you would not wish to buy or continue to hold those Tortoise Preferred Shares, and the Auction sets a below-market rate, you may receive a lower rate of return on your Tortoise Preferred Shares than the market rate.

 Auction Procedures

Beneficial Owners.  Prior to the Broker-Dealer Deadline on each Auction Date for Tortoise Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or,

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if applicable, the Auction Agent) as a holder of Tortoise Preferred Shares of such series (a “Beneficial Owner”) may submit orders (“Orders”) with respect to Tortoise Preferred Shares to that Broker-Dealer as follows:

•
Hold Order—indicating its desire to hold Tortoise Preferred Shares of such series without regard to the Applicable Rate for Tortoise Preferred Shares of such series for the next Dividend Period thereof.

•
Bid—indicating its desire to sell Tortoise Preferred Shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for Tortoise Preferred Shares of such series for the next succeeding Dividend Period of Tortoise Preferred Shares of such series shall be less than the rate per annum specified by such Beneficial Owner (also known as a hold-at-rate order).

•
Sell Order—indicating its desire to sell the number of Tortoise Preferred Shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for Tortoise Preferred Shares of such series for the next succeeding Dividend Period of Tortoise Preferred Shares of such series.

Orders submitted (or the failure to do so) by Beneficial Owners under certain circumstances will have the effects described below.  A Beneficial Owner of Tortoise Preferred Shares of such series that submits a Bid with respect to Tortoise Preferred Shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for Tortoise Preferred Shares of such series on the Auction Date therefore will be treated as having submitted a Sell Order with respect to such Tortoise Preferred Shares.

A Beneficial Owner of Tortoise Preferred Shares of such series that fails to submit an Order with respect to such Tortoise Preferred Shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such Tortoise Preferred Shares of such series; provided, however, that if a Beneficial Owner of Series ___ Tortoise Auction Preferred Shares fails to submit an Order with respect to such Series ___ Tortoise Auction Preferred Shares to its Broker-Dealer for an Auction relating to a Special Dividend Period of more than ___ days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such Tortoise Preferred Shares.  A Sell Order shall constitute an irrevocable offer to sell the Tortoise Preferred Shares subject thereto.  A Beneficial Owner that offers to become the Beneficial Owner of additional Tortoise Preferred Shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

Potential Beneficial Owners.  A customer of a Broker-Dealer that is not a Beneficial Owner of a series of Tortoise Preferred Shares but that wishes to purchase Tortoise Preferred Shares of such series, or that is a Beneficial Owner of Tortoise Preferred Shares of such series that wishes to purchase additional Tortoise Preferred Shares of such series (in each case, a “Potential Beneficial Owner”), may submit Bids to its Broker-Dealer in which it offers to purchase shares at $25,000 per Tortoise Preferred Share of such series specified in such Bid if the Applicable Rate for Tortoise Preferred Shares determined on such Auction Date shall be higher than the rate specified in such Bid.  A Bid placed by a Potential Beneficial Owner of Tortoise Preferred Shares of such series specifying a rate higher than the Maximum Rate for Tortoise Preferred Shares of such series on the Auction Date therefore will not be accepted.

The Auction Process.  Each Broker-Dealer shall submit in writing, which shall include a writing delivered via e-mail other electronic means, to the Auction Agent, prior to the Submission Deadline on each Auction Date, all Orders for Tortoise Preferred Shares of a series subject to an Auction on such Auction Date accepted by such Broker-Dealer, designating itself (unless otherwise permitted by us) as an Existing Holder in respect of Tortoise Preferred Shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of Tortoise Preferred Shares subject to

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Orders submitted to it by Potential Beneficial Owners.  However, neither we nor the Auction Agent will be responsible for a Broker-Dealer’s failure to comply with the foregoing.  Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner.  Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of Tortoise Preferred Shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner’s failure to submit to its Broker-Dealer an Order in respect of Tortoise Preferred Shares held by it.  A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of ours.

If Sufficient Clearing Bids for a series of Tortoise Preferred Shares exist (that is, the number of Tortoise Preferred Shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates between the Minimum Rate (for Standard Dividend Periods or shorter periods, only) and the Maximum Rate (for all Dividend Periods) for Tortoise Preferred Shares of such series exceeds or is equal to the number of Tortoise Preferred Shares of such series subject to Sell Submitted Orders, the Applicable Rate for Tortoise Preferred Shares of such series for the next succeeding Dividend Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the Tortoise Preferred Shares of such series available for purchase in the Auction (such rate, the “Winning Bid Rate”).  If Sufficient Clearing Bids for Tortoise Preferred Shares of a series do not exist (other than because all of the outstanding Tortoise Preferred Shares of a series are subject to Submitted Hold Orders), then the Applicable Rate for all Tortoise Preferred Shares of such series for the next succeeding Dividend Period thereof will be equal to the Maximum Rate for Tortoise Preferred Shares of such series.  In such event, Holders of Tortoise Preferred Shares of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all Tortoise Preferred Shares of such series subject to such Sell Orders.  In any particular Auction, if all outstanding Tortoise Preferred Shares of a series are the subject of Submitted Hold Orders, the Applicable Rate for such series of Tortoise Preferred Shares for the next succeeding Auction Period will be the All Hold Rate (such a situation is called an “All Hold Auction”).

The Auction Procedures include a pro rata allocation of Tortoise Preferred Shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of Tortoise Preferred Shares that is less than the number of Tortoise Preferred Shares specified in its Order.  To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository.  Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members.  The Securities Depository will make payment to the sellers’ Agent Members in accordance with the Securities Depository’s normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

 Certain Considerations Affecting Auction Rate Securities

Role of Broker-Dealers.  [Broker-Dealers] (the “Broker-Dealers”) have been appointed by the issuers or obligors of various auction rate securities to serve as a dealer in the auctions for those securities and are paid by the issuers or obligors for their services.  The Broker-Dealers receive broker-dealer fees from such issuers or obligors at an agreed upon annual rate that is applied to the principal amount of securities sold or successfully placed through them in such auctions.

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The Broker-Dealers are designated in the Broker-Dealer Agreements as the Broker-Dealers to contact Existing Holders and Potential Holders and solicit Bids for the Tortoise Preferred Shares.  The Broker-Dealers will receive Broker-Dealer Fees from us with respect to the Tortoise Preferred Shares sold or successfully placed through them in Auctions.  The Broker-Dealers may share a portion of such fees with other dealers that submit Orders through them that are filled in the Auction.

Bidding by Broker-Dealers.  A Broker-Dealer is permitted, but not obligated, to submit Orders in Auctions for its own account either as a buyer or seller and routinely does so in the auction rate securities market in its sole discretion.  If a Broker-Dealer submits an Order for its own account, it would have an advantage over other Bidders because a Broker-Dealer would have knowledge of the other Orders placed through it in that Auction and thus could determine the rate and size of its Order so as to increase the likelihood that (i) its Order will be accepted in the Auction and (ii) the Auction will clear at a particular rate.  For this reason, and because a Broker-Dealer is appointed and paid by us to serve as a Broker-Dealer in the Auction, a Broker-Dealer’s interests in serving as a Broker-Dealer in an Auction may differ from those of Existing Holders and Potential Holders who participate in Auctions.  See “—Role of Broker-Dealers.”  A Broker-Dealer would not have knowledge of Orders submitted to the Auction Agent by any other firm that may in the future be appointed to accept Orders pursuant to a Broker-Dealer Agreement.

The Broker-Dealers are the only Broker-Dealers appointed by us to serve as a Broker-Dealer in the Auction, and as long as that remains the case, they will be the only Broker-Dealers that submit Orders to the Auction Agent in that Auction.  As a result, in such circumstances, the Broker-Dealers may discern the clearing rate before the Orders are submitted to the Auction Agent and set the clearing rate with their respective Orders.

A Broker-Dealer may place one or more Bids in an Auction for its own account to acquire securities for its inventory, to prevent an Auction Failure (which occurs if there are insufficient clearing bids and results in the auction rate being set at the Maximum Rate) or to prevent Auctions from clearing at a rate that the Broker-Dealer believes does not reflect the market for the Tortoise Preferred Shares.  A Broker-Dealer may place such Bids even after obtaining knowledge of some or all of the other Orders submitted through it.  When bidding in an Auction for its own account, a Broker-Dealer also may Bid inside or outside the range of rates that it posts in its Price Talk (as defined herein).  See “—Price Talk.”

A Broker-Dealer also may encourage bidding by others in Auctions for which it serves as broker-dealer, including to prevent an Auction Failure or to prevent an Auction from clearing at a rate that a Broker-Dealer believes does not reflect the market for the Tortoise Preferred Shares.  A Broker-Dealer may encourage such Bids even after obtaining knowledge of some or all of the other Orders submitted through it.

Bids by a Broker-Dealer or by those it may encourage to place Bids are likely to affect (i) the Applicable Rate—including preventing the Applicable Rate from being set at the Maximum Rate or otherwise causing bidders to receive a lower rate than they might have received had a Broker-Dealer not Bid (or not encouraged others to Bid) and (ii) the allocation of the Tortoise Preferred Shares being auctioned, including displacing some Potential Beneficial Owners who may have their Bids rejected or receive fewer Tortoise Preferred Shares than they would have received if a Broker-Dealer had not Bid (or encouraged others to Bid).  Because of these practices, the fact that an Auction clears successfully does not mean that an investment in the Tortoise Preferred Shares involves no significant liquidity or credit risk.  A Broker-Dealer is not obligated to continue to place such Bids (or to continue to encourage other Bidders to do so) in any particular Auction to prevent an Auction Failure or an Auction from clearing at a rate a Broker-Dealer believes does not reflect the market for the Tortoise Preferred Shares.  Investors should not assume that a Broker-Dealer will place Bids or encourage others to do so or that Auction

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Failures will not occur.  Investors should also be aware that Bids by a Broker-Dealer (or by those it may encourage to place Bids) may cause lower Applicable Rates to occur.

The statements herein regarding Bidding by a Broker-Dealer apply only to a Broker-Dealer’s auction desk and any other business units of a Broker-Dealer that are not separated from the auction desk by an information barrier designed to limit inappropriate dissemination of bidding information.

In an Auction, if an All Hold Auction results because all outstanding Tortoise Preferred Shares of a series are the subject of Submitted Hold Orders, then the Applicable Rate for the next succeeding Auction Period will be the All Hold Rate.  If a Broker-Dealer holds any Tortoise Preferred Shares of a series for its own account on an Auction Date, it is the Broker-Dealer’s practice to submit a Sell Order into the Auction with respect to such shares, which would prevent that Auction from being an All Hold Auction.  A Broker-Dealer may, but is not obligated to, submit Bids for its own account in that same Auction, as set forth above.

Price Talk.  Before the start of an Auction, a Broker-Dealer, in its discretion, may make available to its customers who are Existing Holders and Potential Holders a Broker-Dealer’s good faith judgment of the range of likely clearing rates for the Auction based on market and other information.  This is known as “Price Talk.” Price Talk is not a guaranty that the Applicable Rate established through the Auction will be within the Price Talk, and Existing Holders and Potential Holders are free to use it or ignore it.  A Broker-Dealer occasionally may update and change the Price Talk based on changes in our credit quality or macroeconomic factors that are likely to result in a change in interest rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers.  Potential Holders should confirm with a Broker-Dealer the manner by which such Broker-Dealer will communicate Price Talk and any changes to Price Talk.  The Broker-Dealer may communicate this information by updating its internal systems, notifying investors electronically or any other reasonable means.

“All-or-Nothing” Bids.  The Broker-Dealers will not accept “all-or-nothing” Bids (i.e., Bids whereby the bidder proposes to reject an allocation smaller than the entire quantity Bid) or any other type of Bid that allows the bidder to avoid Auction Procedures that require the pro rata allocation of Tortoise Preferred Shares of a series where there are not sufficient Sell Orders to fill all Bids at the Winning Bid Rate.

No Assurances Regarding Auction Outcomes.  The Broker-Dealers provide no assurance as to the outcome of any Auction.  The Broker-Dealers also do not provide any assurance that any Bid will be successful, in whole or in part, or that the Auction will clear at a rate that a bidder considers acceptable.  Bids may be only partially filled, or not filled at all, and the Applicable Rate on any Tortoise Preferred Shares purchased or retained in the Auction may be lower than the market rate for similar investments.

The Broker-Dealers will not agree before an Auction to buy Tortoise Preferred Shares of any series from, or sell Tortoise Preferred Shares of any series to, a customer after the Auction.

Deadlines.  Each particular Auction has a formal deadline by which all Bids must be submitted by the Broker-Dealers to the Auction Agent.  This deadline is called the “Submission Deadline.”  To provide sufficient time to process and submit customer Bids to the Auction Agent before the Submission Deadline, each Broker-Dealer imposes an earlier deadline for all customers, called the “Broker-Dealer Deadline,” by which bidders must submit Bids to a Broker-Dealer.  The Broker-Dealer Deadline is subject to change by a Broker-Dealer.  Potential Beneficial Owners should consult with their Broker-Dealer as to its Broker-Dealer Deadline.  The Broker-Dealer may communicate this information by updating its internal systems, notifying investors electronically or any other reasonable means.  A Broker-Dealer may correct clerical errors by the Broker-Dealer after the Broker-Dealer Deadline and prior to the

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Submission Deadline.  A Broker-Dealer may submit Bids for its own account at any time until the Submission Deadline and may change Bids it has submitted for its own account at any time until the Submission Deadline.  The Auction Procedures provide that until one hour after the Auction Agent completes the dissemination of the results of an Auction, new Orders can be submitted to the Auction Agent if such Orders were received by a Broker-Dealer or generated by a Broker-Dealer for its own account prior to the Submission Deadline and the failure to submit such Orders prior to the Submission Deadline was the result of force majeure, a technological failure or a clerical error.  In addition, until one hour after the Auction Agent completes dissemination of the results of an Auction, a Broker-Dealer may modify or withdraw an Order submitted to the Auction Agent prior to the Submission Deadline if a Broker-Dealer determines that such Order contained a clerical error.  In the event of such a submission, modification or withdrawal, the Auction Agent will rerun the Auction, if necessary, taking into account such submission, modification or withdrawal.

Existing Holder’s Ability to Resell Auction Rate Securities May Be Limited.  An Existing Holder may sell, transfer or dispose of Tortoise Preferred Shares of a series (i) in an Auction, only pursuant to a Bid or Sell Order in accordance with the Auction Procedures, or (ii) outside an Auction, only to or through the Broker-Dealer.

Existing Holders will be able to sell all of the Tortoise Preferred Shares of a series that are the subject of their Submitted Sell Orders only if there are bidders willing to purchase all those shares in the Auction.  If Sufficient Clearing Bids have not been made, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of the Tortoise Preferred Shares of such series subject to such Submitted Sell Orders.  As discussed above (See “—Bidding by Broker-Dealers”), a Broker-Dealer may submit a Bid in an Auction to avoid an Auction Failure, but it is not obligated to do so.  There may not always be enough bidders to prevent an Auction Failure in the absence of bidding by a Broker-Dealer in the Auction for its own account or encouraging others to Bid.  Therefore, Auction Failures are possible, especially if our credit were to deteriorate, if a market disruption were to occur or if, for any reason, a Broker-Dealer were unable or unwilling to Bid.

Between Auctions, there can be no assurance that a secondary market for the Tortoise Preferred Shares of any series will develop or, if it does develop, that it will provide Existing Holders the ability to resell the Tortoise Preferred Shares of such series on the terms or at the times desired by an Existing Holder.  A Broker-Dealer, in its own discretion, may decide to buy or sell the Tortoise Preferred Shares of a series in the secondary market for its own account from or to investors at any time and at any price, including at prices equivalent to, below, or above par for the Tortoise Preferred Shares of such series.  However, a Broker-Dealer is not obligated to make a market in the Tortoise Preferred Shares of a series and may discontinue trading in the Tortoise Preferred Shares of such series without notice for any reason at any time.  Existing Holders who resell between Auctions may receive an amount less than par, depending on market conditions.

If an Existing Holder purchased Tortoise Preferred Shares through a dealer which is not a Broker-Dealer for the securities, such Existing Holder’s ability to sell its securities may be affected by the continued ability of its dealer to transact trades for the Tortoise Preferred Shares through a Broker-Dealer.

The ability to resell the Tortoise Preferred Shares of any series will depend on various factors affecting the market for the Tortoise Preferred Shares, including news relating to us, the attractiveness of alternative investments, investor demand for short term securities, the perceived risk of owning the Tortoise Preferred Shares (whether related to credit, liquidity or any other risk), the tax or accounting treatment accorded the Tortoise Preferred Shares (including U.S. generally accepted accounting principles as they apply to the accounting treatment of auction rate securities), reactions of market participants to regulatory actions (such as those described in “—Securities and Exchange Commission Settlements”

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below) or press reports, financial reporting cycles and market conditions generally.  Demand for the Tortoise Preferred Shares may change without warning, and declines in demand may be short-lived or continue for longer periods.

Resignation of the Auction Agent or a Broker-Dealer Could Impact the Ability to Hold Auctions.  The Auction Agent Agreement provides that the Auction Agent may resign from its duties as Auction Agent by giving us at least 60 days’ notice and does not require, as a condition to the effectiveness of such resignation, that a replacement Auction Agent be in place.  The Broker-Dealer Agreements provide that a Broker-Dealer thereunder may resign upon five days’ notice or suspend its duties immediately in certain circumstances and does not require, as a condition to the effectiveness of such resignation or suspension, that a replacement Broker-Dealer be in place.  For any Auction Period during which there is no duly appointed Auction Agent or Broker-Dealer, it will not be possible to hold Auctions for the Tortoise Preferred Shares, with the result that the dividend rate on the Tortoise Preferred Shares will be determined as described in the Articles Supplementary.

Securities and Exchange Commission Settlements.  On May 31, 2006, the SEC announced that it had settled its investigation of 15 firms, including [Settling Broker-Dealers] (the “Settling Broker-Dealers”), that participate in the auction rate securities market regarding their respective practices and procedures in this market.  The SEC alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures.  As part of the settlement, the Settling Broker-Dealers agreed to pay civil penalties.  In addition, each Settling Broker-Dealer, without admitting or denying the SEC’s allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by that Settling Broker-Dealer to conduct the auction process in accordance with disclosed procedures.  No assurance can be provided as to how the settlement may affect the market for auction rate securities or the Tortoise Preferred Shares.

In addition on January 9, 2007, the SEC announced that it had settled its investigation of three banks, including [Settling Auction Agents] (the “Settling Auction Agents”), that participate as auction agents in the auction rate securities market, regarding their respective practices and procedures in this market.  The SEC alleged in the settlement that the Settling Auction Agents allowed broker-dealers in auctions to submit bids or revise bids after the submission deadlines and allowed broker-dealers to intervene in auctions in ways that affected the rates paid on the auction rate securities.  As part of the settlement, the Settling Auction Agents agreed to pay civil penalties.  In addition, each Settling Auction Agent, without admitting or denying the SEC’s allegations, agreed to provide to broker-dealers and issuers written descriptions of its material auction practices and procedures and to implement procedures reasonably designed to detect and prevent any failures by that Settling Auction Agent to conduct the auction process in accordance with disclosed procedures.

UNDERWRITING

[TO BE ADDED BY UNDERWRITERS AT TIME OF OFFERING]

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WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC.  We voluntarily file quarterly shareholder reports.  Our most recent shareholder report filed with the SEC is for the period ended _________, ____ and is incorporated by reference into our statement of additional information.  These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.  Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules.  Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found on our Adviser’s website at www.tortoiseadvisors.com and in our registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC.  Information included on our Adviser’s website does not form part of this prospectus supplement.  The SEC maintains a website (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the 1934 Act.

LEGAL MATTERS

Blackwell Sanders Peper Martin, L.L.P. (“Blackwell”), Kansas City, Missouri, serves as our counsel.  Vedder Price P.C. (“Vedder Price”), Chicago, Illinois, is serving as our special counsel in connection with the offering under this prospectus supplement and accompanying prospectus.  Certain legal matters in connection with the securities offered hereby will be passed upon for us by Vedder Price.  Vedder Price may rely on the opinion of Venable LLP, Baltimore, Maryland, on certain matters of Maryland law.  Morrison & Foerster LLP, New York, New York, is serving as counsel to the Underwriters.

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$___________

Tortoise Energy Infrastructure Corporation

_______ Series _____ Tortoise Auction Preferred Shares

LIQUIDATION PREFERENCE $25,000 PER SHARE

PROSPECTUS SUPPLEMENT

            ,
____________________

[Underwriter(s)]
____________________

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The information in this prospectus supplement, which relates to an effective registration statement under the Securities Act of 1933, as amended, is not complete and may be changed.  We may not sell these securities until we deliver a final prospectus supplement and the attached prospectus.  This prospectus supplement and the attached prospectus do not constitute an offer to sell these securities or a solicitation of an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY 25,  2008

FORM OF PROSPECTUS SUPPLEMENT
(To prospectus dated ____________, 200__)

$______________
Tortoise Energy Infrastructure Corporation
Auction Rate Senior Notes (“Tortoise Notes”)
$____________ Series __, Due ____________ ___, 20__
$25,000 Denominations

Tortoise Energy Infrastructure Corporation (the “Company,” “we,” “us” or “our”) is a nondiversified, closed-end management investment company.  Our investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders.

We are offering an aggregate principal amount of $____________ of our auction rate senior notes (“Series __ Tortoise Notes”) in this prospectus supplement.  This prospectus supplement is not complete and should be read in conjunction with our prospectus dated ___________ ___, 200___ (the “prospectus”), which accompanies this prospectus supplement.  This prospectus supplement does not include all information that you should consider before purchasing any Series  __ Tortoise Notes.  You should read this prospectus supplement and the accompanying prospectus prior to purchasing any Series  __ Tortoise Notes.

The Series  __ Tortoise Notes together with the Series A, Series B, Series C and Series D Tortoise Notes currently outstanding, are referred to as “Tortoise Notes.”  Individual series of Tortoise Notes are referred to as a “series.”  Except as otherwise described in this prospectus supplement, the terms of the Series  __ Tortoise Notes and all other series are the same.  Capitalized terms used but not defined in this prospectus supplement shall have the meanings given to such terms in Appendix A to the statement of additional information, which is available from us upon request.

The Tortoise Notes will be issued without coupons in denominations of $25,000 and any integral multiple thereof.  The principal amount of the Series  __ Tortoise Notes will be due and payable on ___________ ___, 20___ (the “Stated Maturity”).  There is no sinking fund with respect to the Tortoise Notes.  The Tortoise Notes will be our unsecured obligations and, upon our liquidation, dissolution or winding up, will rank:  (1) senior to all of our outstanding common stock and any outstanding preferred stock; (2) on a parity with any of our unsecured creditors and any unsecured senior securities representing our indebtedness, including other series of Tortoise Notes; and (3) junior to any of our secured creditors.  We may redeem the Tortoise Notes prior to their Stated Maturity in certain circumstances described in this prospectus supplement.

Holders of the Tortoise Notes will be entitled to receive cash interest payments at an annual rate that may vary for each rate period.  The initial rate period for the Series  __ Tortoise Notes is from the issue date through ___________ ___, 200_.  The interest rate for the initial rate period from and including the issue date through ___________ ___, 200_, will be ____% per year for the Series  __ Tortoise Notes.  For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in this prospectus supplement.  Generally, following the initial rate period, each rate period will be ___ days for the Series  __ Tortoise Notes.

The Tortoise Notes will not be listed on any exchange or automated quotation system.  Generally, you may only buy and sell Tortoise Notes through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent or in a secondary market that those broker-dealers may maintain.  These broker-dealers are not required to maintain a market in the Tortoise Notes, and a secondary market, if one develops, may not provide you with liquidity.  See “The Auction — Certain Considerations Affecting Auction Rate Securities — Existing Holder’s Ability to Resell Auction Rate Securities May Be Limited.”

Investing in Tortoise Notes involves certain risks.  See “Risk Factors” beginning on page ___ of the accompanying prospectus and “The Auction — Auction Risk” beginning on page S-___ of this prospectus supplement.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or accompanying prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

	Per $25,000 Principal Amount of Series ___ Tortoise Notes		Total
Public offering price		$25,000	$
Sales load	$		$
Proceeds to us (before expenses)(1)	$		$
_____________
(1)	Does not include offering expenses payable by us, estimated to be $________.

The underwriters expect to deliver the Series __ Tortoise Notes in book-entry form, through the facilities of The Depository Trust Company, to Broker-Dealers on or about ___________ ___, 20___.

[Underwriter(s)]

__________ ___, 20___

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The offering is conditioned upon the Series __ Tortoise Notes receiving a rating of “Aaa” from Moody’s and “AAA” from Fitch.

This prospectus supplement has been filed with the Securities and Exchange Commission (the “SEC”).  Additional copies of this prospectus supplement, the prospectus or the statement of additional information dated ___________ ___, 20___, as supplemented from time to time, are available by calling 1-866-362-9331 or by writing to us, or you may obtain copies (and other information regarding us) from the SEC’s web site (http://www.sec.gov).  You also may e-mail requests for these documents to the SEC at publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the prospectus.  The prospectus gives more general information, some of which may not apply to this offering.

If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date, the statement in the document having the later date modifies or supersedes the earlier statement.

The Tortoise Notes do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Prospectus Supplement

Prospectus

Prospectus Summary	1
Summary of Company Expenses	9
Financial Highlights	11
Senior Securities	13
Market and Net Asset Value Information	14
Use of Proceeds	15
The Company	16
Investment Objective and Principal Investment Strategies	17
Leverage	26
Risk Factors	29
Management of the Company	39
Closed-End Company Structure	43
Certain Federal Income Tax Matters	43
Determination of Net Asset Value	49
Automatic Dividend Reinvestment and Cash Purchase Plan	50
Description of Securities	52
Rating Agency Guidelines	62
Certain Provisions in the Company’s Charter and Bylaws	63
Selling Stockholders	65
Plan of Distribution	65
Administrator and Custodian	68
Legal Matters	68
Available Information	69
Table of Contents of the Statement of Additional Information	70
______________

You should rely on the information contained in or incorporated by reference in this prospectus supplement in making an investment decision.  Neither we nor the underwriters have authorized anyone to provide you with different or inconsistent information.  If anyone provides you with different or inconsistent information, you should not rely on it.  We are not, and the underwriters are not, making an offer to sell these Series ___ Tortoise Notes in any jurisdiction where the offer or sale is not permitted.  You should assume that the information in this prospectus supplement is accurate only as of the date of

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this prospectus supplement, and that our business, financial condition and prospects may have changed since this date.  We will amend or supplement this prospectus supplement to reflect material changes to the information contained in this prospectus supplement to the extent required by applicable law.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement, the accompanying prospectus and the statement of additional information contain “forward-looking statements.”  Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms.  Such forward-looking statements may be contained in this prospectus supplement, as well as in the accompanying prospectus.  By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements.  Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements.  Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of the prospectus accompanying this prospectus supplement.  All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be.  Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement.  The forward-looking statements contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “1933 Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of the prospectus accompanying this prospectus supplement as well as in “— Auction Risk” and “— Certain Considerations Affecting Auction Rate Securities — Existing Holder’s Ability to Resell Auction Rate Securities May Be Limited” in “The Auction” section of this prospectus supplement.  We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in the Tortoise Notes.

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PROSPECTUS SUPPLEMENT SUMMARY

This summary contains basic information about us but does not contain all of the information that is important to your investment decision.  You should read this summary together with the more detailed information contained elsewhere in this prospectus supplement and accompanying prospectus and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page __ of the accompanying prospectus and “The Auction—Auction Risk” beginning on page S-__ of this prospectus supplement.

The Company

We seek to provide our stockholders with an efficient vehicle to invest in a portfolio of publicly traded master limited partnerships (“MLPs”) in the energy infrastructure sector.  Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders.  For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distributions.  Similar to the tax characterization of distributions made by MLPs to unitholders, a significant portion of our distributions to stockholders have been and are expected to continue to be treated as a return of capital to stockholders.

We are a nondiversified, closed-end management investment company.  We commenced operations in February 2004 following our initial public offering.  We were the first publicly traded investment company offering access to a portfolio of MLPs.  Since that time, we completed five additional offerings of common stock in December 2004, August 2006, December 2006, March 2007 and December 2007.  As of the date of this prospectus supplement, we have outstanding four series of auction rate preferred stock (consisting of two series designated as Money Market Cumulative Preferred Shares (“MMP® Shares”) and two series designated as Tortoise Auction Preferred Shares) (“Tortoise Preferred Shares”) and four series of Tortoise Notes.  We may borrow from time to time using our unsecured credit facility.  We have a fiscal year ending November 30.

Investment Adviser

Tortoise Capital Advisors, L.L.C., a registered investment adviser specializing in managing portfolios of investments in MLPs and other energy companies, serves as our investment adviser (the “Adviser”).  As of __________, 20__, the Adviser managed assets of over $_________ billion in the energy sector, including the assets of four publicly traded and two privately held closed-end management investment companies, and separate accounts for institutions and high net worth individuals.  The Adviser’s investment committee is comprised of five portfolio managers.  See “Management of the Company” in the accompanying prospectus.

The Offering

Tortoise Notes offered by the Company
Series __ Tortoise Notes in an aggregate principal amount of $__________.  The Series __ Tortoise Notes will be sold in denominations of $25,000 and any integral multiple thereof.  The Series __ Tortoise Notes are being offered by [Underwriters] (the “Underwriters”).  See “Underwriting.”

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Use of proceeds	We estimate that our net proceeds from this offering after expenses will be approximately $____ million. We intend to use the net proceeds:
•
to [retire/reduce] our debt under our unsecured credit facility of approximately $____ million, which we incurred in connection with the acquisition of equity portfolio securities and certain open market purchases in pursuit of our investment objective and policies and for working capital purposes;

• to invest in energy infrastructure companies in accordance with our investment objective and policies; and
• for working capital purposes.
Trustee	[Trustee]
Auction Agent	[Auction Agent]
Broker-Dealers	[Broker-Dealers]
Risk factors
See “Risk Factors” and other information included in the accompanying prospectus, as well as “— Auction Risk” and “— Certain Considerations Affecting Auction Rate Securities — Existing Holder’s Ability to Resell Auction Rate Securities May Be Limited” under “The Auction” in this prospectus supplement, for a discussion of factors you should carefully consider before deciding to invest in the Series __ Tortoise Notes.

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[FINANCIAL HIGHLIGHTS] [IF AVAILABLE]

USE OF PROCEEDS

The net proceeds of the offering of Series __ Tortoise Notes will be approximately $____ million, after payment of the underwriters’ discounts and commissions and estimated offering costs.

We intend to use [a portion/all] of the net proceeds of this offering to [retire/reduce] our outstanding balance under our unsecured credit facility.  Outstanding balances under the credit facility generally accrue interest at a variable annual rate equal to the one-month LIBOR rate plus 0.75%.  As of the date of this prospectus supplement, the current rate is ____%.  The credit facility remains in effect through _____________ ___, _____, and we may draw on the facility from time to time to invest in accordance with our investment policies and for working capital purposes.  As of the date of this prospectus supplement, we had approximately $____ million outstanding under our credit facility.  We will use any remaining net proceeds of this offering to make investments in energy infrastructure companies in accordance with our investment objective and policies as described under “Investment Objective and Principal Investment Strategies” in the accompanying prospectus, and for working capital purposes.

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CAPITALIZATION

The following table sets forth our capitalization: (i) as of _____________ ___, _____; (ii) pro forma to reflect ___________; and (iii) pro forma as adjusted to give effect to the issuance of the Series __ Tortoise Notes offered hereby and the [retirement/reduction] of the outstanding balance under our unsecured credit facility with the proceeds of such offering.  As indicated below, common stockholders will bear the offering costs associated with this offering.

	Actual	Pro Forma	Pro Forma as Adjusted
		(Unaudited)	(Unaudited)
Short-Term Debt:
Unsecured credit facility: $____________ available	$	$	$
Long-Term Debt:
Tortoise Notes, denominations of $25,000 or any multiple thereof(1)	$	$	$
Preferred Stock:
Tortoise Preferred Shares, $0.001 per value per share, $25,000 stated value per share at liquidation; 10,000,000 shares authorized; ______ (______ Pro Forma and Pro Forma as Adjusted) shares issued(1)	$	$	$
Common Stockholders’ Equity:
Common Stock, $0.001 par value per share; 100,000,000 shares authorized; ______ (______ Pro Forma and Pro Forma as Adjusted) shares outstanding(1)	$	$	$
Additional paid-in capital	$	$		$(2)
Accumulated net investment loss, net of deferred tax benefit	$	$	$
Undistributed realized gain, net of deferred tax expense	$	$	$
Net unrealized gain on investments and interest rate swap contracts, net of deferred tax expense	$	$	$
Net assets applicable to common stockholders	$	$	$
_____________
(1)	None of these outstanding shares/notes are held by us or for our account.
(2)	The sales load and estimated offering costs of the Series __ Tortoise Notes will be capitalized and amortized over the life of the Series __ Tortoise Notes.

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ASSET COVERAGE REQUIREMENTS

The 1940 Act and each Rating Agency impose asset coverage requirements which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming with each Rating Agency that such action will not impair the ratings.

We are required to satisfy two separate asset maintenance requirements with respect to outstanding Tortoise Notes:  (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each Rating Agency, at least equal to the aggregate principal amount of the Tortoise Notes, plus specified liabilities, payment obligations and other amounts (the “Tortoise Notes Basic Maintenance Amount”); and (2) we must satisfy the 1940 Act asset coverage requirements (the “1940 Act Tortoise Notes Asset Coverage”).

The Tortoise Notes Basic Maintenance Amount is defined in the Rating Agency Guidelines.  Each Rating Agency may amend the definition of Tortoise Notes Basic Maintenance Amount from time to time.

With respect to the 1940 Act Tortoise Notes Asset Coverage requirement, we are required to maintain, with respect to outstanding Tortoise Notes, asset coverage of at least 300%.  We estimate that based on the composition of our portfolio as of ____________ ___, _____ [(adjusted to reflect __________)], assuming the issuance of all Series __ Tortoise Notes offered hereby and the application of the net proceeds received in this offering to [retire/reduce] our outstanding balance under our credit facility, the 1940 Act Tortoise Notes Asset Coverage would be:

Value of Company assets less all liabilities and indebtedness not represented by senior securities	=	$	=	____%
Senior securities representing indebtedness, including the aggregate principal amount of Tortoise Notes		$

A copy of the current Rating Agency Guidelines will be provided to any holder of Tortoise Notes promptly upon written request by such holder to the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.  See “Rating Agency Guidelines” in the accompanying prospectus for a more detailed description of our asset maintenance requirements.

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DESCRIPTION OF TORTOISE NOTES

Tortoise Notes of each series will rank on a parity with any other series of Tortoise Notes as to the payment of interest and distribution of assets upon liquidation.  All Tortoise Notes rank senior to our common and preferred stock as to the payment of interest and distribution of assets upon liquidation.  Under the 1940 Act, we may only issue one class of senior securities representing indebtedness.

The Series __ Tortoise Notes will be issued pursuant to the Original Indenture and a Supplemental Indenture dated as of ____________ ___, _____ (referred to herein collectively with the Original Indenture as the “Indenture”).  The following summaries of certain significant provisions of the Series __ Tortoise Notes and the Indenture are not complete and are qualified in their entirety by the provisions of the Indenture, a more detailed summary of which is contained in Appendix A to the statement of additional information, which is on file with the SEC.  Whenever defined terms are used, but not defined in this prospectus supplement, the terms have the meaning given to them in Appendix A to the statement of additional information.

General

The Board of Directors has authorized us to issue the Series __ Tortoise Notes representing indebtedness pursuant to the terms of the Indenture.  Currently, the Indenture provides for the issuance of up to $_____________ aggregate principal amount of Series __ Tortoise Notes.  The principal amount of the Series __ Tortoise Notes is due and payable on ____________ ___, 20__.  The Series __ Tortoise Notes, when issued and sold pursuant to the terms of the Indenture, will be issued in fully registered form without coupons and in denominations of $25,000 and any integral multiple thereof, unless otherwise provided in the Indenture.  The Series __ Tortoise Notes, will be unsecured obligations of ours and, upon our liquidation, dissolution or winding up, will rank:  (1) senior to our outstanding common stock and any outstanding preferred stock, including the Tortoise Preferred Shares; (2) on a parity with any of our unsecured creditors, including any other series of Tortoise Notes; and (3) junior to any of our secured creditors.  The Tortoise Notes are subject to optional and mandatory redemption as described below under “—Redemption,” and acceleration of maturity, as described in the accompanying prospectus under “Description of Securities—Debt Securities—Events of Default and Acceleration of Maturity of Debt Securities; Remedies.”

While serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent generally will serve merely as our agent, acting in accordance with our instructions.

We have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any Tortoise Notes outside of an auction, so long as:  (1) we are current in the payment of interest on such Tortoise Notes and on any other series of Tortoise Notes, (2) there is no arrearage in the mandatory or optional redemption price respecting any Tortoise Notes for which a Notice of Redemption has been given, and (3) we are in compliance with the 1940 Act Tortoise Notes Asset Coverage requirements and other applicable asset requirements.  See “—Redemption” below.

The Tortoise Notes have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default.

Unsecured Investment

The Tortoise Notes represent our unsecured obligation to pay interest and principal, when due.  We cannot assure you that we will have sufficient funds or that we will be able to arrange for additional

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financing to pay interest on the Tortoise Notes when due or to repay the Tortoise Notes at the Stated Maturity.  Our failure to pay interest on the Tortoise Notes when due or to repay the Tortoise Notes upon the Stated Maturity would, subject to the cure provisions under the Indenture, constitute an event of default under the Indenture and could cause a default under other agreements that we may enter into from time to time.  There is no sinking fund with respect to the Tortoise Notes, and at the Stated Maturity, the entire outstanding principal amount of the Tortoise Notes will become due and payable.

Securities Depository

The nominee of the Securities Depository is expected to be the sole record Holder of the Tortoise Notes.  Accordingly, each purchaser of Tortoise Notes must rely on (1) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser’s Agent Member, to receive interest payments and notices and (2) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser’s Agent Member, to evidence its ownership of the Tortoise Notes.

Purchasers of Tortoise Notes will not receive certificates representing their ownership interest in such securities.  The Depository Trust Company initially will act as Securities Depository for the Agent Members with respect to the Tortoise Notes.

Interest and Rate Periods

General.  Tortoise Notes will bear interest at the Applicable Rate determined as set forth below under “—Determination of Interest Rate.”  Interest on the Tortoise Notes shall be payable when due as described below.  If we do not pay interest when due, it will trigger an event of default under the Indenture (subject to the cure provisions), and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock.

On the Business Day next preceding each Interest Payment Date, we are required to deposit with the Paying Agent sufficient funds for the payment of interest.  We do not intend to establish any reserves for the payment of interest.

All moneys paid to the Paying Agent for the payment of interest shall be held in trust for the payment of such interest to the Holder.  Interest will be paid by the Paying Agent to the Holder as its name appears on our securities ledger or securities records, which Holder is expected to be the nominee of the Securities Depository.  The Securities Depository will credit the accounts of the Agent Members of the Beneficial Owners in accordance with the Securities Depository’s normal procedures.  The Securities Depository’s current procedures provide for it to distribute interest in same-day funds to Agent Members who are, in turn, expected to distribute such interest to the persons for whom they are acting as agents.  The Agent Member of a Beneficial Owner will be responsible for holding or disbursing such payments on the applicable Interest Payment Date to such Beneficial Owner in accordance with the instructions of such Beneficial Owner.

Interest in arrears for any past Rate Period may be subject to a Default Rate of interest (described below) and may be paid at any time, without reference to any regular Interest Payment Date, to the Holder as its name appears on our securities ledger or securities records on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.  Any interest payment shall first be credited against the earliest accrued but unpaid interest.  No interest will be payable in respect of any payment or payments which may be in arrears.  See “—Default Period” below.

The amount of interest payable on each Interest Payment Date (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed by multiplying the

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Applicable Rate (or the Default Rate) for such Rate Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or portion thereof) that such Tortoise Notes were outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by the applicable principal amount, and rounding the amount so obtained to the nearest cent.

Determination of Interest Rate.  The interest rate for the initial Rate Period for Series __ Tortoise Notes (i.e., the period from and including the Original Issue Date to and including the initial Auction Date) and the initial Auction Date are set forth on the cover page of this prospectus supplement.  After the initial Rate Period, subject to certain exceptions, the Series __ Tortoise Notes will bear interest at the Applicable Rate that the Auction Agent advises us has resulted from an Auction.

The initial Rate Period for the Series __ Tortoise Notes will be __ days.  Rate Periods after the initial Rate Period shall either be Standard Rate Periods or, subject to certain conditions and with notice to the Holder, Special Rate Periods.

A Special Rate Period will not be effective unless, among other things, Sufficient Clearing Bids exist at the Auction in respect of such Special Rate Period (that is, in general, the aggregate amount of a series of Tortoise Notes subject to Buy Orders by Potential Holders is at least equal to the aggregate amount of that series of Tortoise Notes subject to Sell Orders by Existing Holders).

Interest will accrue at the Applicable Rate from the Original Issue Date and shall be payable on each Interest Payment Date thereafter.  For Rate Periods of less than 30 days, Interest Payment Dates shall occur on the first Business Day following such Rate Period and, if greater than 30 days, then on a monthly basis on the first Business Day of each month within such Rate Period, not including the initial Rate Period, and on the Business Day following the last day of such Rate Period.  Interest will be paid through the Securities Depository on each Interest Payment Date.

Except during a Default Period as described below, the Applicable Rate resulting from an Auction will not be greater than the Maximum Rate, which is equal to the Applicable Percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers.  The Applicable Percentage will be determined based on the lower of the credit ratings assigned on that date to a series of Tortoise Notes by Moody’s and Fitch, as follows:

Moody’s Credit Rating	Fitch Credit Rating	Applicable Percentage

The Reference Rate is the greater of (1) the applicable AA Composite Commercial Paper Rate (for a Rate Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Rate Period of 184 days or more), or (2) the applicable LIBOR.  For Standard Rate Periods or shorter periods only, the Applicable Rate resulting from an Auction will not be less than the Minimum Rate, which is 70% of the applicable AA Composite Commercial Paper Rate.  No Minimum Rate is specified for Auctions in respect to Rate Periods of more than the Standard Rate Period.

The Maximum Rate for a series of Tortoise Notes will apply automatically following an Auction for the Tortoise Notes in which Sufficient Clearing Bids have not been made (other than because all Tortoise Notes were subject to Submitted Hold Orders).  If an Auction for any subsequent Rate Period is not held for any reason, including because there is no Auction Agent or Broker-Dealer, then the Interest

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Rate on a series of Tortoise Notes for any such Rate Period shall be the Maximum Rate (except for circumstances in which the Interest Rate is the Default Rate, as described below).

The All Hold Rate will apply automatically following an Auction in which all of the outstanding Tortoise Notes of a series are subject to (or are deemed to be subject to) Submitted Hold Orders.  The All Hold Rate is 80% of the applicable AA Composite Commercial Paper Rate.

Prior to each Auction, Broker-Dealers will notify Holders and the Trustee of the term of the next succeeding Rate Period as soon as practicable after the Broker-Dealers have been so advised by us.  After each Auction, on the Auction Date, the Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Rate Period and of the Auction Date of the next succeeding Auction.

Notification of Rate Period.  We will designate the duration of subsequent Rate Periods for each series of the Tortoise Notes; provided, however, that no such designation is necessary for a Standard Rate Period and, provided further, that any designation of a Special Rate Period shall be effective only if (1) notice thereof shall have been given as provided in the Supplemental Indenture, (2) any failure to pay in a timely manner to the Trustee the full amount of any interest on, or the redemption price of, a series of Tortoise Notes shall have been cured as provided above, (3) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (4) if we shall have mailed a Notice of Redemption with respect to any Tortoise Notes, the redemption price with respect to such Tortoise Notes shall have been deposited with the Paying Agent, and (5) we have confirmed that as of the Auction Date next preceding the first day of such Special Rate Period, we have Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount, and we have consulted with the Broker-Dealers and have provided notice of such designation and otherwise complied with the Rating Agency Guidelines.

Designation of a Special Rate Period.  If we propose to designate any Special Rate Period, not fewer than seven (or two Business Days in the event the duration of the Rate Period prior to such Special Rate Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Rate Period, notice shall be (1) made by press release and (2) communicated by us by telephonic or other means to the Trustee and confirmed in writing promptly thereafter.  Each such notice shall state (A) that we propose to exercise our option to designate a succeeding Special Rate Period, specifying the first and last days thereof and (B) that we will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent and the Trustee, who will promptly notify the Broker-Dealers, of either (x) our determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) our determination not to proceed with such Special Rate Period, in which latter event the succeeding Rate Period shall be a Standard Rate Period.  There is no limit on the duration of a Special Rate Period.

No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, we will deliver to the Trustee and the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

(1)            a notice stating (A) that we have determined to designate the next succeeding Rate Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

(2)            a notice stating that we have determined not to exercise our option to designate a Special Rate Period.

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If we fail to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent and the Auction Agent is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, we shall be deemed to have delivered a notice to the Auction Agent with respect to such Rate Period to the effect set forth in clause (2) above, thereby resulting in a Standard Rate Period.

Default Period.  Subject to cure provisions, a “Default Period” with respect to a particular series of Tortoise Notes will commence on any date on which, when required to do so, we fail to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any accrued interest on that series payable on the Interest Payment Date (an “Interest Default”), or (B) the full amount of any redemption price (the “Redemption Price”) payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default” and together with an Interest Default, hereinafter referred to as “Default”).

Subject to cure provisions, a Default Period with respect to an Interest Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid interest and any unpaid Redemption Price, respectively, shall have been deposited irrevocably in trust in same-day funds with the Paying Agent.  In the case of an Interest Default, the Applicable Rate for each Rate Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Rate Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Rate Period.

No Auction shall be held during a Default Period with respect to an Interest Default applicable to that series of Tortoise Notes.  No Default Period with respect to an Interest Default or Redemption Default shall be deemed to commence if the amount of any interest or any Redemption Price due (if such default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Interest Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each series.  The Default Rate shall be equal to the Reference Rate multiplied by three.

Redemption

Optional Redemption.  To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem Tortoise Notes having a Rate Period of one year or less, in whole or in part, out of funds legally available therefor, on any Interest Payment Date, upon not less than 15 days’ and not more than 40 days’ prior notice.  This optional redemption is not available during the initial Rate Period or during other limited circumstances.  The optional redemption price shall be equal to the aggregate principal amount of the Tortoise Notes to be redeemed, plus an amount equal to accrued but unpaid interest to the date fixed for redemption.  Tortoise Notes having a Rate Period of more than one year are redeemable at our option, in whole or in part, out of funds legally available therefor, prior to the end of the relevant Rate Period, upon not less than 15 days’, and not more than 40 days’, prior notice, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums in the sole discretion of the Board of Directors.  We shall not effect any optional redemption unless after giving effect thereto (1) we have available on such date fixed for the redemption certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a series of Tortoise Notes by reason of the redemption of a series of Tortoise Notes and (2) we would have Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount

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immediately subsequent to such redemption.  Although we ordinarily will not redeem the Tortoise Notes prior to their Stated Maturity, we may voluntarily redeem Tortoise Notes if, for example, the Board of Directors determines that we could obtain more favorable interest rates from an alternative source of financing.

Mandatory Redemption.  If we fail to maintain Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount as of any Valuation Date or, fail to satisfy the 1940 Act Tortoise Notes Asset Coverage as of the last Business Day of any month, and such failure is not cured within 10 Business Days following such Valuation Date, in the case of a failure to maintain the Tortoise Notes Basic Maintenance Amount, or on the last Business Day of the following month, in the case of a failure to maintain the 1940 Act Tortoise Notes Asset Coverage as of such last Business Day (each an “Asset Coverage Cure Date”), the Tortoise Notes will be subject to mandatory redemption out of funds legally available therefor.  See “Rating Agency Guidelines” in the accompanying prospectus.

The principal amount of Tortoise Notes to be redeemed under these circumstances will be equal to the lesser of (1) the minimum principal amount of Tortoise Notes the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in our having Eligible Assets with an aggregated Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount or sufficient to satisfy the 1940 Act Tortoise Notes Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum principal amount of Tortoise Notes the redemption of which would have such result, all Tortoise Notes then outstanding will be redeemed), and (2) the maximum principal amount of Tortoise Notes that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

Any redemption of less than all of the outstanding Tortoise Notes of a series will be made from Tortoise Notes designated by us.  We shall designate Tortoise Notes to be redeemed on a pro rata basis among the Holders in proportion to the principal amount of Tortoise Notes they hold, by lot or such other method as we shall deem equitable.  No optional or mandatory redemption of less than all outstanding Tortoise Notes of a series will be made unless the aggregate principal amount of Tortoise Notes to be redeemed is equal to $25,000 or integral multiples thereof.  Any redemption of less than all Tortoise Notes outstanding will be made in such a manner that all Tortoise Notes outstanding after such redemption are in authorized denominations.

We are required to effect such a mandatory redemption not later than 40 days after the Asset Coverage Cure Date, as the case may be (the “Mandatory Redemption Date”), except that if we do not have funds legally available for the redemption of, or are not otherwise legally permitted to redeem, all of the outstanding Tortoise Notes of a series that are subject to mandatory redemption, or we otherwise are unable to effect such redemption on or prior to such Mandatory Redemption Date, we will redeem those Tortoise Notes on the earliest practicable date on which we will have such funds available, upon notice to record owners of Tortoise Notes and the Paying Agent.  Our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.  The redemption price per Tortoise Note in the event of any mandatory redemption will be the principal amount, plus an amount equal to accrued but unpaid interest to the date fixed for redemption, plus (in the case of a Rate Period of more than one year) a redemption premium, if any, determined by the Board of Directors in its sole discretion after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the “Mandatory Redemption Price”).

Redemption Procedure.  Pursuant to Rule 23c-2 under the 1940 Act, we will file a notice of our intention to redeem with the SEC so as to provide at least the minimum notice required by such rule or

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any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date).  We shall deliver a notice of redemption to the Auction Agent and the Trustee containing the information described below one Business Day prior to the giving of notice to Holders in the case of an optional redemption and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption.  The Trustee will use its reasonable efforts to provide notice to each Holder of Tortoise Notes called for redemption by electronic means not later than the close of business on the Business Day immediately following the Business Day on which the Trustee determines the principal amount of Tortoise Notes to be redeemed (or, during a Default Period with respect to such Tortoise Notes, not later than the close of business on the Business Day immediately following the day on which the Trustee receives notice of redemption from us).  Such notice will be confirmed promptly by the Trustee in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice to each Holder of record of Tortoise Notes called for redemption, the Paying Agent (if different from the Trustee) and the Securities Depository (“Notice of Redemption”).  The Notice of Redemption will be addressed to the registered owners of the Tortoise Notes at their addresses appearing on our books or records.  Such notice will set forth (1) the redemption date, (2) the principal amount and identity of Tortoise Notes to be redeemed, (3) the redemption price (specifying the amount of accrued interest to be included therein and the amount of the redemption premium, if any), (4) that interest on the Tortoise Notes to be redeemed will cease to accrue on such redemption date, and (5) the 1940 Act provision under which redemption shall be made.  No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

If less than all of the outstanding Tortoise Notes of a series are redeemed on any date, the amount per Holder to be redeemed on such date will be selected by us on a pro rata basis in proportion to the principal amount of Tortoise Notes held by such Holder, by lot or by such other method as is determined by us to be fair and equitable, subject to the terms of any Specific Redemption Provisions and subject to maintaining authorized denominations as described above.  Tortoise Notes may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions.  The Auction Agent will give notice to the Securities Depository, whose nominee will be the record Holder of all of the Tortoise Notes, and the Securities Depository will determine the Tortoise Notes to be redeemed from the account of the Agent Member of each Beneficial Owner.  Each Agent Member will determine the principal amount of Tortoise Notes to be redeemed from the account of each Beneficial Owner for which it acts as agent.  An Agent Member may select for redemption Tortoise Notes from the accounts of some Beneficial Owners without selecting for redemption any Tortoise Notes from the accounts of other Beneficial Owners.  In this case, in selecting the Tortoise Notes to be redeemed, the Agent Member will select by lot or by other fair and equitable method.  Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record Holder of all of the Tortoise Notes, the particular principal amount to be redeemed shall be selected by us by lot, on a pro rata basis between each series or by such other method as we shall deem fair and equitable, as contemplated above.

If Notice of Redemption has been given, then upon the deposit of funds with the Paying Agent sufficient to effect such redemption, interest on such Tortoise Notes will cease to accrue and such Tortoise Notes will no longer be deemed to be outstanding for any purpose and all rights of the holders of the Tortoise Notes so called for redemption will cease and terminate, except the right of the holders of such Tortoise Notes to receive the redemption price, but without any interest or additional amount.  We shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (1) the aggregate redemption price of the Tortoise Notes called for redemption on such date and (2) such other amounts, if any, to which owners of Tortoise Notes called for redemption may be entitled.  We will be entitled to receive, from time to time after the date fixed for redemption, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of Tortoise Notes so redeemed will have no claim to any such interest.  Any

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funds so deposited which are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to us upon our request.  After such payment, Holders of Tortoise Notes called for redemption may look only to us for payment.

So long as any Tortoise Notes are held of record by the nominee of the Securities Depository, the redemption price for such Tortoise Notes will be paid on the redemption date to the nominee of the Securities Depository.  The Securities Depository’s normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

Notwithstanding the provisions for redemption described above, no Tortoise Notes may be redeemed unless all interest in arrears on the outstanding Tortoise Notes, and any of our indebtedness ranking on a parity with the Tortoise Notes, have been or are being contemporaneously paid or set aside for payment, except in connection with our liquidation, in which case all Tortoise Notes and all indebtedness ranking on a parity with the Tortoise Notes must receive proportionate amounts.  At any time we may purchase or acquire all the outstanding Tortoise Notes pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding Tortoise Notes.

Except for the provisions described above, nothing contained in the Indenture limits any legal right of ours to purchase or otherwise acquire Tortoise Notes outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of interest on, or the mandatory or optional redemption price with respect to, any Tortoise Notes for which Notice of Redemption has been given and we are in compliance with the 1940 Act Tortoise Notes Asset Coverage and have Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof.  If less than all outstanding Tortoise Notes are redeemed or otherwise acquired by us, we shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

Payment of Proceeds Upon Dissolution, Etc.

In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) our liquidation, dissolution or other winding up, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) our assignment for the benefit of creditors or any other marshalling of assets and liabilities, then (after any payments with respect to our secured creditor outstanding at such time) and in any such event the holders of Tortoise Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Tortoise Notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the Tortoise Notes, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares, and to that end the holders of Tortoise Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any of our other indebtedness being subordinated to the payment of the Tortoise Notes, which may be payable or deliverable in respect of the Tortoise Notes in any such case, proceeding, dissolution, liquidation or other winding up event.

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Unsecured creditors of ours may include, without limitation, service providers including the Adviser, Custodian, Auction Agent, the Broker-Dealers and Trustee, pursuant to the terms of various contracts with us.  Secured creditors of ours may include, without limitation, parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

Our consolidation, reorganization or merger with or into any other company, or a sale, lease or exchange of all or substantially all of our assets of in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Company.

THE AUCTION

Role of Auction Agent

Auction Agency Agreement.  The Auction Agency Agreement between us and the Auction Agent (currently, The Bank of New York) (the “Auction Agency Agreement”) provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for the Series __ Tortoise Notes so long as the Applicable Rate for the Series __ Tortoise Notes is to be based on the results of an Auction.  The Auction Agent acts as a non-fiduciary agent for us in connection with Auctions.  In the absence of bad faith or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been grossly negligent in ascertaining the pertinent facts.

The Auction Agent may terminate the Auction Agency Agreement upon notice to us on a date no earlier than 60 days after the notice.  If the Auction Agent should resign, we will use our best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement.  We may remove the Auction Agent provided that prior to such removal we shall have entered into such an agreement with a successor Auction Agent.

Auction Risk

You may not be able to sell your Tortoise Notes at an Auction if the Auction fails; that is, if there are more Tortoise Notes offered for sale than there are buyers for those Tortoise Notes.  Also, if you place hold orders (orders to retain Tortoise Notes) at an Auction only at a specified rate, and that bid rate exceeds the rate set at the Auction, you will not retain your Tortoise Notes.  Finally, if you buy Tortoise Notes or elect to retain Tortoise Notes without specifying a rate below which you would not wish to buy or continue to hold those Tortoise Notes, and the Auction sets a below-market rate, you may receive a lower rate of return on your Tortoise Notes than the market rate.

Auction Procedures

Beneficial Owners.  Prior to the Broker-Dealer Deadline on each Auction Date for a series of Tortoise Notes, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Tortoise Notes of such series (a “Beneficial Owner”) may submit orders (“Orders”) with respect to Tortoise Notes of such series to that Broker-Dealer as follows:

•	Hold Order — indicating its desire to hold Tortoise Notes of such series without regard to the Applicable Rate for Tortoise Notes of such series for the next Rate Period thereof.

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•
Bid — indicating its desire to sell the principal amount of outstanding Tortoise Notes, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for Tortoise Notes of such series for the next succeeding Rate Period of Tortoise Notes of such series shall be less than the rate per annum specified by such Beneficial Owner (also known as a hold at rate order).

•
Sell Order — indicating its desire to sell the principal amount of outstanding Tortoise Notes, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for Tortoise Notes of such series for the next succeeding Rate Period of Tortoise Notes of such series.

Orders submitted (or the failure to do so) by Beneficial Owners under certain circumstances will have the effects described below.  A Beneficial Owner of Tortoise Notes of such series that submits a Bid with respect to Tortoise Notes of such series to its Broker-Dealer having a rate higher than the Maximum Rate for Tortoise Notes of such series on the Auction Date therefore will be treated as having submitted a Sell Order with respect to such Tortoise Notes.  A Beneficial Owner of Tortoise Notes of such series that fails to submit an Order with respect to such Tortoise Notes to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such Tortoise Notes of such series; provided, however, that if a Beneficial Owner of Series __ Tortoise Notes fails to submit an Order with respect to Series __ Tortoise Notes to its Broker-Dealer for an Auction relating to a Special Rate Period of more than ___ days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such Tortoise Notes.  A Sell Order shall constitute an irrevocable offer to sell the Tortoise Notes subject thereto.  A Beneficial Owner that offers to become the Beneficial Owner of additional Tortoise Notes is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

Potential Beneficial Owners.  A customer of a Broker-Dealer that is not a Beneficial Owner of a series of Tortoise Notes but that wishes to purchase Tortoise Notes of such series, or that is a Beneficial Owner of Tortoise Notes of such series that wishes to purchase additional Tortoise Notes of such series (in each case, a “Potential Beneficial Owner”), may submit Bids to its Broker-Dealer in which it offers to purchase such principal amount of outstanding Tortoise Notes of such series specified in such Bid if the Applicable Rate for Tortoise Notes of such series determined on such Auction Date shall be higher than the rate specified in such Bid.  A Bid placed by a Potential Beneficial Owner of Tortoise Notes of such series specifying a rate higher than the Maximum Rate for Tortoise Notes of such series on the Auction Date therefor will not be accepted.

The Auction Process.  Each Broker-Dealer shall submit in writing, which shall include a writing delivered via e-mail or other electronic means, to the Auction Agent, prior to the Submission Deadline on each Auction Date, all Orders for Tortoise Notes of a series subject to an Auction on such Auction Date accepted by such Broker-Dealer, designating itself (unless otherwise permitted by us) as an Existing Holder in respect of Tortoise Notes subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of Tortoise Notes subject to Orders submitted to it by Potential Beneficial Owners.  However, neither we nor the Auction Agent will be responsible for a Broker-Dealer’s failure to comply with the foregoing.  Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner.  Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of Tortoise Notes held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner’s failure to submit to its Broker-Dealer an Order in respect of Tortoise Notes held by it.  A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of ours.

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If Sufficient Clearing Bids for a series of Tortoise Notes exist (that is, the aggregate principal amount of outstanding Tortoise Notes of such series subject to Submitted Bids of Potential Holders specifying one or more rates between the Minimum Rate (for Standard Rate Periods or shorter periods, only) and the Maximum Rate (for all Rate Periods) for Tortoise Notes of such series exceeds or is equal to the sum of the aggregate principal amount of outstanding Tortoise Notes of such series subject to Submitted Sell Orders), the Applicable Rate for Tortoise Notes of such series for the next succeeding Rate Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the aggregate principal amount of Tortoise Notes of such series available for purchase in the Auction (such rate, the “Winning Bid Rate”).  If Sufficient Clearing Bids for a series of Tortoise Notes do not exist (other than because all of the outstanding Tortoise Notes of such series are subject to Submitted Hold Orders), then the Applicable Rate for all Tortoise Notes of such series for the next succeeding Rate Period thereof will be equal to the Maximum Rate for Tortoise Notes of such series.  In such event, Holders of Tortoise Notes of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all aggregate principal amount of Tortoise Notes of such series subject to such Sell Orders.  In any particular Auction, if all outstanding Tortoise Notes of a series are the subject of Submitted Hold Orders, the Applicable Rate for such series of Tortoise Notes for the next succeeding Auction Period will be the All Hold Rate (such a situation is called an “All Hold Auction”).

The Auction Procedures include a pro rata allocation of Tortoise Notes for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of Tortoise Notes that is less than the number of Tortoise Notes specified in its Order.  To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next Business Day (also an Interest Payment Date) after the Auction Date through the Securities Depository.  Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members.  The Securities Depository will make payment to the sellers’ Agent Members in accordance with the Securities Depository’s normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

Certain Considerations Affecting Auction Rate Securities

Role of Broker-Dealers.  [Broker-Dealer] (the “Broker-Dealers”) have been appointed by the issuers or obligors of various auction rate securities to serve as a dealer in the auctions for those securities and is paid by the issuers or obligors for its services.  The Broker-Dealers receive broker-dealer fees from such issuers or obligors at an agreed upon annual rate that is applied to the principal amount of securities sold or successfully placed through them in such auctions.

The Broker-Dealers are designated in the Broker-Dealer Agreements as the Broker-Dealers to contact Existing Holders and Potential Holders and solicit Bids for the Tortoise Notes.  The Broker-Dealers will receive Broker-Dealer Fees from us with respect to the Tortoise Notes sold or successfully placed through it in Auctions.  The Broker-Dealers may share a portion of such fees with other dealers that submit Orders through it that are filled in the Auction.

Bidding by Broker-Dealers.  A Broker-Dealer is permitted, but not obligated, to submit Orders in Auctions for its own account either as a buyer or seller and routinely does so in the auction rate securities market in its sole discretion.  If a Broker-Dealer submits an Order for its own account, it would have an advantage over other Bidders because a Broker-Dealer would have knowledge of the other Orders placed

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through it in that Auction and thus could determine the rate and size of its Order so as to increase the likelihood that (i) its Order will be accepted in the Auction and (ii) the Auction will clear at a particular rate.  For this reason, and because the Broker-Dealers are appointed and paid by us to serve as a Broker-Dealer in the Auction, a Broker-Dealer’s interests in serving as a Broker-Dealer in an Auction may differ from those of Existing Holders and Potential Holders who participate in Auctions.  See “—Role of Broker-Dealers.”  A Broker-Dealer would not have knowledge of Orders submitted to the Auction Agent by any other firm that may in the future be appointed to accept Orders pursuant to a Broker-Dealer Agreement.

The Broker-Dealers are the only Broker-Dealers appointed by us to serve as a Broker-Dealer in the Auction, and as long as that remains the case, they will be the only Broker-Dealers that submit Orders to the Auction Agent in that Auction.  As a result, in such circumstances, the Broker-Dealers may discern the clearing rate before the Orders are submitted to the Auction Agent and set the clearing rate with their respective Orders.

A Broker-Dealer may place one or more Bids in an Auction for its own account to acquire securities for its inventory, to prevent an Auction Failure (which occurs if there are insufficient clearing bids and results in the auction rate being set at the Maximum Rate) or to prevent Auctions from clearing at a rate that the Broker-Dealer believes does not reflect the market for the Tortoise Notes.  A Broker-Dealer may place such Bids even after obtaining knowledge of some or all of the other Orders submitted through it.  When bidding in an Auction for its own account, a Broker-Dealer also may Bid inside or outside the range of rates that it posts in its Price Talk (as defined herein).  See “—Price Talk.”

A Broker-Dealer also may encourage bidding by others in Auctions for which it serves as broker-dealer, including to prevent an Auction Failure or to prevent an Auction from clearing at a rate that a Broker-Dealer believes does not reflect the market for the Tortoise Notes.  A Broker-Dealer may encourage such Bids even after obtaining knowledge of some or all of the other Orders submitted through it.

Bids by a Broker-Dealer or by those it may encourage to place Bids are likely to affect (i) the Applicable Rate — including preventing the Applicable Rate from being set at the Maximum Rate or otherwise causing bidders to receive a lower rate than they might have received had a Broker-Dealer not Bid (or not encouraged others to Bid) and (ii) the allocation of the Tortoise Notes being auctioned, including displacing some Potential Beneficial Owners who may have their Bids rejected or receive fewer Tortoise Notes than they would have received if a Broker-Dealer had not Bid (or encouraged others to Bid).  Because of these practices, the fact that an Auction clears successfully does not mean that an investment in the Tortoise Notes involves no significant liquidity or credit risk.  A Broker-Dealer is not obligated to continue to place such Bids (or to continue to encourage other Bidders to do so) in any particular Auction to prevent an Auction Failure or an Auction from clearing at a rate a Broker-Dealer believes does not reflect the market for the Tortoise Notes.  Investors should not assume that a Broker-Dealer will place Bids or encourage others to do so or that Auction Failures will not occur.  Investors should also be aware that Bids by a Broker-Dealer (or by those it may encourage to place Bids) may cause lower Applicable Rates to occur.

The statements herein regarding Bidding by a Broker-Dealer apply only to a Broker-Dealer’s auction desk and any other business units of a Broker-Dealer that are not separated from the auction desk by an information barrier designed to limit inappropriate dissemination of bidding information.

In an Auction, an All Hold Auction will result if all outstanding Tortoise Notes of a series are the subject of Submitted Hold Orders, the Applicable Rate for the next succeeding Auction Period will be the All Hold Rate.  If a Broker-Dealer holds any Tortoise Notes of a series for its own account on an Auction Date, it is the Broker-Dealer’s practice to submit a Sell Order into the Auction with respect to such

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Tortoise Notes, which would prevent that Auction from being an All Hold Auction.  A Broker-Dealer may, but is not obligated to, submit Bids for its own account in that same Auction, as set forth above.

Price Talk.  Before the start of an Auction, a Broker-Dealer, in its discretion, may make available to its customers who are Existing Holders and Potential Holders a Broker-Dealer’s good faith judgment of the range of likely clearing rates for the Auction based on market and other information.  This is known as “Price Talk.”  Price Talk is not a guaranty that the Applicable Rate established through the Auction will be within the Price Talk, and Existing Holders and Potential Holders are free to use it or ignore it.  A Broker-Dealer occasionally may update and change the Price Talk based on changes in our credit quality or macroeconomic factors that are likely to result in a change in interest rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers.  Potential Holders should confirm with a Broker-Dealer the manner by which such Broker-Dealer will communicate Price Talk and any changes to Price Talk.  The Broker-Dealer may communicate this information by updating its internal systems, notifying investors electronically or any other reasonable means.

“All-or-Nothing” Bids.  The Broker-Dealers will not accept “all-or-nothing” Bids (i.e., Bids whereby the bidder proposes to reject an allocation smaller than the entire quantity Bid) or any other type of Bid that allows the bidder to avoid Auction Procedures that require the pro rata allocation of Tortoise Notes of a series where there are not sufficient Sell Orders to fill all Bids at the Winning Bid Rate.

No Assurances Regarding Auction Outcomes.  The Broker-Dealers provide no assurance as to the outcome of any Auction.  The Broker-Dealers also do not provide any assurance that any Bid will be successful, in whole or in part, or that the Auction will clear at a rate that a bidder considers acceptable.  Bids may be only partially filled, or not filled at all, and the Applicable Rate on any Tortoise Notes purchased or retained in the Auction may be lower than the market rate for similar investments.

The Broker-Dealers will not agree before an Auction to buy Tortoise Notes of any series from, or sell Tortoise Notes of any series to, a customer after the Auction.

Deadlines.  Each particular Auction has a formal deadline by which all Bids must be submitted by the Broker-Dealers to the Auction Agent.  This deadline is called the “Submission Deadline.”  To provide sufficient time to process and submit customer Bids to the Auction Agent before the Submission Deadline, each Broker-Dealer imposes an earlier deadline for all customers, called the “Broker-Dealer Deadline,” by which bidders must submit Bids to a Broker-Dealer.  The Broker-Dealer Deadline is subject to change by a Broker-Dealer.  Potential Beneficial Owners should consult with their Broker-Dealer as to its Broker-Dealer Deadline.  The Broker-Dealer may communicate this information by updating its internal systems, notifying investors electronically or any other reasonable means.  A Broker-Dealer may correct clerical errors by the Broker-Dealer after the Broker-Dealer Deadline and prior to the Submission Deadline.  A Broker-Dealer may submit Bids for its own account at any time until the Submission Deadline and may change Bids it has submitted for its own account at any time until the Submission Deadline.  The Auction Procedures provide that until one hour after the Auction Agent completes the dissemination of the results of an Auction, new Orders can be submitted to the Auction Agent if such Orders were received by a Broker-Dealer or generated by a Broker-Dealer for its own account prior to the Submission Deadline and the failure to submit such Orders prior to the Submission Deadline was the result of force majeure, a technological failure or a clerical error.  In addition until one hour after the Auction Agent completes dissemination of the results of an Auction, a Broker-Dealer may modify or withdraw an Order submitted to the Auction Agent prior to the Submission Deadline if a Broker-Dealer determines that such Order contained a clerical error.  In the event of such a submission, modification or withdrawal the Auction Agent will rerun the Auction, if necessary, taking into account such submission, modification or withdrawal.

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Existing Holder’s Ability to Resell Auction Rate Securities May Be Limited.  An Existing Holder may sell, transfer or dispose of a Tortoise Note of a series (i) in an Auction, only pursuant to a Bid or Sell Order in accordance with the Auction Procedures, or (ii) outside an Auction, only to or through the Broker-Dealer.

Existing Holders will be able to sell all of the Tortoise Notes of a series that are the subject of their Submitted Sell Orders only if there are bidders willing to purchase all those Tortoise Notes in the Auction.  If Sufficient Clearing Bids have not been made, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of the Tortoise Notes of such series subject to such Submitted Sell Orders.  As discussed above (See “—Bidding by Broker-Dealers”), a Broker-Dealer may submit a Bid in an Auction to avoid an Auction Failure, but it is not obligated to do so.  There may not always be enough bidders to prevent an Auction Failure in the absence of bidding by a Broker-Dealer in the Auction for its own account or encouraging others to Bid.  Therefore, Auction Failures are possible, especially if our credit were to deteriorate, if a market disruption were to occur or if, for any reason, a Broker-Dealer were unable or unwilling to Bid.

Between Auctions, there can be no assurance that a secondary market for the Tortoise Notes of any series will develop or, if it does develop, that it will provide Existing Holders the ability to resell the Tortoise Notes of such series on the terms or at the times desired by an Existing Holder.  A Broker-Dealer, in its own discretion, may decide to buy or sell the Tortoise Notes of a series in the secondary market for its own account from or to investors at any time and at any price, including at prices equivalent to, below, or above par for the Tortoise Notes of such series.  However, a Broker-Dealer is not obligated to make a market in the Tortoise Notes of a series and may discontinue trading in the Tortoise Notes of such series without notice for any reason at any time.  Existing Holders who resell between Auctions may receive an amount less than par, depending on market conditions.

If an Existing Holder purchased Tortoise Notes through a dealer which is not a Broker-Dealer for the securities, such Existing Holder’s ability to sell its securities may be affected by the continued ability of its dealer to transact trades for the Tortoise Notes through a Broker-Dealer.

The ability to resell the Tortoise Notes of any series will depend on various factors affecting the market for the Tortoise Notes, including news relating to us, the attractiveness of alternative investments, investor demand for short term securities, the perceived risk of owning the Tortoise Notes (whether related to credit, liquidity or any other risk), the tax or accounting treatment accorded the Tortoise Notes (including U.S. generally accepted accounting principles as they apply to the accounting treatment of auction rate securities), reactions of market participants to regulatory actions (such as those described in “—Securities and Exchange Commission Settlements” below) or press reports, financial reporting cycles and market conditions generally.  Demand for the Tortoise Notes may change without warning, and declines in demand may be short-lived or continue for longer periods.

Resignation of the Auction Agent or a Broker-Dealer Could Impact the Ability to Hold Auctions.  The Auction Agent Agreement provides that the Auction Agent may resign from its duties as Auction Agent by giving us at least 60 days’ notice and does not require, as a condition to the effectiveness of such resignation, that a replacement Auction Agent be in place.  The Broker-Dealer Agreement provides that a Broker-Dealer thereunder may resign upon five days’ notice or suspend its duties immediately in certain circumstances and does not require, as a condition to the effectiveness of such resignation or suspension, that a replacement Broker-Dealer be in place.  For any Auction Period during which there is no duly appointed Auction Agent or Broker-Dealer, it will not be possible to hold Auctions for theTortoise Notes, with the result that the dividend rate on the Tortoise Notes will be determined as described in the supplemental indenture.

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Securities and Exchange Commission Settlements.  On May 31, 2006, the SEC announced that it had settled its investigation of 15 firms, including [Settling Broker-Dealers] (the “Settling Broker-Dealers”), that participate in the auction rate securities market regarding their respective practices and procedures in this market.  The SEC alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures.  As part of the settlement, the Settling Broker-Dealers agreed to pay civil penalties.  In addition, the Settling Broker-Dealers, without admitting or denying the SEC’s allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by the Settling Broker-Dealers to conduct the auction process in accordance with disclosed procedures.  No assurance can be provided as to how the settlement may affect the market for auction rate securities or the Tortoise Notes.

In addition, on January 9, 2007, the SEC announced that it had settled its investigation of three banks, including [Settling Auction Agents] (the “Settling Auction Agents”), that participate as auction agents in the auction rate securities market, regarding their respective practices and procedures in this market.  The SEC alleged in the settlement that the Settling Auction Agents allowed broker-dealers in auctions to submit bids or revise bids after the submission deadlines and allowed broker-dealers to intervene in auctions in ways that affected the rates paid on the auction rate securities.  As part of the settlement, the Settling Auction Agents agreed to pay civil penalties.  In addition, each Settling Auction Agent, without admitting or denying the SEC’s allegations, agreed to provide to broker-dealers and issuers written descriptions of its material auction practices and procedures and to implement procedures reasonably designed to detect and prevent any failures by that Settling Auction Agent to conduct the auction process in accordance with disclosed procedures.

UNDERWRITING

[TO BE ADDED BY UNDERWRITERS AT TIME OF OFFERING]

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC.  We voluntarily file quarterly shareholder reports.  Our most recent shareholder report filed with the SEC is for the period ended _____________ ___, 20__ and is hereby incorporated by reference into the statement of additional information.  You may request a free copy of our statement of additional information, our annual, semi-annual and quarterly reports, request other information or make stockholder inquiries, by calling toll-free 1-866-362-9331 or by writing to us at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.  These documents are also available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.  Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules.  Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or otherdocument are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

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Additional information about us can be found on our Adviser’s website at www.tortoiseadvisors.com and in our registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC.  Information included on our Adviser’s website does not form part of this prospectus supplement.  The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the 1934 Act.

LEGAL MATTERS

Blackwell Sanders Peper Martin, L.L.P. (“Blackwell”), Kansas City, Missouri, serves as our counsel.  Vedder Price P.C. (“Vedder Price”), Chicago, Illinois, is serving as our special counsel in connection with the offering under this prospectus supplement and accompanying prospectus.  Certain legal matters in connection with the securities offered hereby will be passed upon for us by Vedder Price.  Vedder Price may rely on the opinion of Venable LLP, Baltimore, Maryland, on certain matters of Maryland law.  Morrison & Foerster LLP, New York, New York, is serving as counsel to the Underwriters.

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$_________

Tortoise Energy

Infrastructure Corporation

Auction Rate Senior Notes (“Tortoise Notes”)

$_________ Series __ Due ________, 20__

____________________

PROSPECTUS SUPPLEMENT

________, 20__

____________________

[UNDERWRITERS]

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SUBJECT TO COMPLETION, DATED JANUARY 25, 2008

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission (“SEC”) is effective.  This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

TORTOISE ENERGY INFRASTRUCTURE CORPORATION

_____ __, 2008

STATEMENT OF ADDITIONAL INFORMATION

Tortoise Energy Infrastructure Corporation, a Maryland corporation (the “Company”, “we” or “our”), is a nondiversified, closed-end management investment company that commenced operations in February 2004.

This Statement of Additional Information relates to the offering, on an immediate, continuous or delayed basis, of up to $_____________ aggregate initial offering price of our common stock, preferred stock and debt securities in one or more offerings.  This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with our prospectus dated ______ __, 2008 and any related prospectus supplement.  This Statement of Additional Information does not include all information that you should consider before purchasing any of our securities.  You should obtain and read our prospectus and any related prospectus supplements prior to purchasing any of our securities.  A copy of our prospectus and any related prospectus supplement may be obtained without charge by calling (866) 362-9331.  You also may obtain a copy of our prospectus and any related prospectus supplement on the SEC’s web site (http://www.sec.gov).  Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus and any related prospectus supplement.  This Statement of Additional Information is dated _____ __, 2008.

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INVESTMENT LIMITATIONS

This section supplements the disclosure in the prospectus and provides additional information on our investment limitations.  Investment limitations identified as fundamental may not be changed without the approval of the holders of a majority of our outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares).

Investment limitations stated as a maximum percentage of our assets are only applied immediately after, and because of, an investment or a transaction by us to which the limitation is applicable (other than the limitations on borrowing).  Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our investment limitations.  All limitations that are based on a percentage of total assets include assets obtained through leverage.

Fundamental Investment Limitations

The following are our fundamental investment limitations set forth in their entirety.  We may not:

(1)            issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(2)            borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(3)            make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(4)            concentrate (invest 25% or more of total assets) our investments in any particular industry, except that we will concentrate our assets in the group of industries constituting the energy infrastructure sector;

(5)            underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities held in our portfolio;

(6)            purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

(7)            purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

All other investment policies are considered nonfundamental and may be changed by the Board of Directors of the Company (the “Board”) without prior approval of our outstanding voting securities.

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Nonfundamental Investment Policies

We have adopted the following nonfundamental policies:

(1)	Under normal circumstances, we will invest at least 90% of our total assets in securities of energy infrastructure companies.

(2)	Under normal circumstances, we will invest at least 70% of our total assets in equity securities issued by master limited partnerships (“MLPs”).

(3)
We may invest up to 30% of our total assets in restricted securities, primarily through direct placements. Subject to this policy, we may invest without limitation in illiquid securities. The types of restricted securities that we may purchase include securities of private energy infrastructure companies and privately issued securities of publicly traded energy infrastructure companies. Restricted securities, whether issued by public companies or private companies, are generally considered illiquid. Investments in private companies that do not have any publicly traded shares or units are limited to 5% of total assets.

(4)
We may invest up to 25% of our total assets in debt securities of energy infrastructure companies, including securities rated below investment grade (commonly referred to as “junk bonds”).  Below investment grade debt securities will be rated at least B3 by Moody’s Investors Service, Inc.  (“Moody’s”) and at least B- by Standard & Poor’s Ratings Group (“S&P”) at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

(5)	We will not invest more than 10% of our total assets in any single issuer.

(6)	We will not engage in short sales.

For purposes of restrictions (3)-(5), during the periods in which we anticipate receiving proceeds from an offering of securities pursuant to this registration statement, we include the amount of the anticipated proceeds in our calculation of total assets.  Accordingly, holdings in the specified securities may temporarily exceed the amounts shown.

Currently under the 1940 Act, we are not permitted to incur indebtedness unless immediately after such borrowing we have asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of our total assets including the amount borrowed, less all liabilities and indebtedness not represented by senior securities).  Additionally, currently under the 1940 Act, we may not declare any dividend or other distribution upon our common or preferred stock, or purchase any such stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.  Currently under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance we have asset coverage of at least 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock (i.e., the aggregate principal amount of such indebtedness and liquidation value may not exceed 50% of the value of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities).  In addition, currently under the 1940 Act, we are not permitted to declare any cash dividend or other distribution on our common stock or purchase any such common stock unless, at the time of such declaration or purchase, we would satisfy

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this 200% asset coverage requirement test after deducting the amount of such dividend, distribution or share price.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made.  A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.  Both transactions involving indebtedness and any preferred stock issued by us would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.

Currently under the 1940 Act, we are not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with us, except for a loan from us to a company which owns all of our outstanding securities.  Currently, under interpretive positions of the staff of the SEC, we may not have on loan at any given time securities representing more than one-third of our total assets.

We interpret our policies with respect to borrowing and lending to permit such activities as may be lawful, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

We interpret our policy with respect to concentration to include energy infrastructure companies, as defined in the prospectus and below.  See “Investment Objective and Principal Investment Strategies.”

Under the 1940 Act, we may, but do not intend to, invest up to 10% of our total assets in the aggregate in shares of other investment companies and up to 5% of our total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased.  As a shareholder in any investment company, we will bear our ratable share of that investment company’s expenses, and would remain subject to payment of our advisory fees and other expenses with respect to assets so invested.  Holders of common stock would therefore be subject to duplicative expenses to the extent we invest in other investment companies.  In addition, the securities of other investment companies also may be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus.  The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.  A material decline in net asset value may impair our ability to maintain asset coverage on preferred stock and debt securities, including any interest and principal for debt securities.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The prospectus presents our investment objective and the principal investment strategies and risks.  This section supplements the disclosure in the prospectus and provides additional information on our investment policies, strategies and risks.  Restrictions or policies stated as a maximum percentage of our assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing).  Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our restrictions and policies.

Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders.  For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distribution.  There is no assurance that we will achieve our objective.  Our investment

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objective and the investment policies discussed below are nonfundamental.  Our Board may change the investment objective, or any policy or limitation that is not fundamental, without a stockholder vote.  Stockholders will receive at least 60 days prior written notice of any change to the nonfundamental investment policy of investing at least 90% of total assets in energy infrastructure companies.  Unlike most other investment companies, we are not treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).  Therefore, we are taxed as a “C” corporation and will be subject to federal and applicable state corporate income taxes.

Under normal circumstances, we invest at least 90% of total assets (including assets obtained through leverage) in securities of energy infrastructure companies.  Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities.  Companies that provide energy-related services to the foregoing businesses also are considered energy infrastructure companies, if they derive at least 50% of revenues from the provision of energy-related services to such companies.  We invest at least 70% of our total assets in a portfolio of equity securities of energy infrastructure companies that are MLPs that the Adviser believes offer attractive distribution rates and capital appreciation potential.  MLP equity securities (known as “units”) currently consist of common units, convertible subordinated units, pay-in-kind units or I-Shares (“I-Shares”) and limited liability company common units.  We also may invest in other securities, consistent with our investment objective and fundamental and nonfundamental policies.

The following pages contain more detailed information about the types of issuers and instruments in which we may invest, strategies the Adviser may employ in pursuit of our investment objective and a discussion of related risks.  The Adviser may not buy these instruments or use these techniques unless it believes that doing so will help us achieve our objective.

Energy Infrastructure Companies

For purposes of our policy of investing 90% of our total assets in securities of energy infrastructure companies, an energy infrastructure company is one that derives each year at least 50% of its gross income from “Qualifying Income” under Section 7704 of the Internal Revenue Code or one that derives at least 50% of its revenues from providing services directly related to the generation of Qualifying Income.  Qualifying Income is defined as including any income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber).

MLPs are limited partnerships that derive each year at least 90% of their gross income from Qualifying Income and are taxed as partnerships for federal income tax purposes, thereby eliminating federal income tax at the entity level.  The business of energy infrastructure MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity transported, processed, distributed, and/or marketed.  Specifically, processing and coal MLPs may be directly affected by energy commodity prices.  Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although the Adviser seeks high quality MLPs that are able to mitigate or manage direct margin exposure to commodity prices.  Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids.  The MLP sector in general could be hurt by market perception that MLPs’ performance and valuation are directly tied to commodity prices.

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Energy infrastructure companies (other than most pipeline MLPs) do not operate as “public utilities” or “local distribution companies,” and, therefore, are not subject to rate regulation by state or federal utility commissions.  However, energy infrastructure companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could reduce revenues and adversely affect profitability.  Most pipeline MLPs are subject to government regulation concerning the construction, pricing and operation of pipelines.  Pipeline MLPs are able to set prices (rates or tariffs) to cover operating costs, depreciation and taxes, and provide a return on investment.  These rates are monitored by the Federal Energy Regulatory Commission (FERC) which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment and the opportunity to adjust to changing market conditions.

Energy infrastructure MLPs in which we will invest generally can be classified in the following categories:

Pipeline MLPs.  Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel).  Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products.  Revenue is derived from capacity and transportation fees.  Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature.  In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

Processing MLPs.  Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”).  Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets.  Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

Propane MLPs.  Propane MLPs are distributors of propane to homeowners for space and water heating.  Revenue is derived from the resale of the commodity on a margin over wholesale cost.  The ability to maintain margin is a key to profitability.  Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines.  Approximately 70% of annual cash flow is earned during the winter heating season (October through March).  Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

Coal MLPs.  Coal MLPs own, lease and manage coal reserves.  Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers.  Electricity generation is the primary use of coal in the United States.  Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.  Coal MLPs are subject to operating and production risks, such as:  the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP’s ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Clean Air Act standards or other laws, regulations or trends have on coal end-users.

Marine Shipping MLPs.  Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products.  Marine shipping MLPs derive revenue from

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charging customers for the transportation of these products utilizing the MLPs’ vessels.  Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

MLPs typically achieve distribution growth by internal and external means.  MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called “greenfield projects.”  External growth is achieved by making accretive acquisitions.  While opportunities for growth by acquisition appear abundant based on current market conditions, especially for smaller MLPs, the Adviser expects MLPs to grow primarily through internal means.

MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities.  Such laws and regulations address:  health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials.  Energy infrastructure MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may affect adversely their results of operations.

MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by FERC, which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including:  the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters.  FERC also regulates the interstate transportation of crude oil, including:  regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

Energy infrastructure MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “SuperFund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property.  Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of energy infrastructure MLPs.

Energy infrastructure MLPs are subject to numerous business related risks, including:  deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition which takes market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

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Non-MLPs.  Although we emphasize investments in MLPs, we also may invest in energy infrastructure companies that are not organized as MLPs.  Non-MLP companies may include companies that operate energy assets but which are organized as corporations or limited liability companies rather than in partnership form.  Generally, the partnership form is more suitable for companies that operate assets which generate more stable cash flows.  Companies that operate “midstream” assets (e.g., transporting, processing, storing, distributing and marketing) tend to generate more stable cash flows than those that engage in exploration and development or delivery of products to the end consumer.  Non-MLP companies also may include companies that provide services directly related to the generation of income from energy-related assets, such as oil drilling services, pipeline construction and maintenance, and compression services.

The energy industry and particular energy infrastructure companies may be adversely affected by possible terrorist attacks, such as the attacks that occurred on September 11, 2001.  It is possible that facilities of energy infrastructure companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be indirectly affected by attacks on others.  They may incur significant additional costs in the future to safeguard their assets.  In addition, changes in the insurance markets after September 11, 2001 may make certain types of insurance more difficult to obtain or obtainable only at significant additional cost.  To the extent terrorism results in a lower level economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth.  Terrorist or war related disruption of the capital markets could also affect the ability of energy infrastructure companies to raise needed capital.

Master Limited Partnerships

Under normal circumstances we invest at least 70% of our total assets in equity securities of MLPs.  An MLP is an entity that is taxed as a partnership and that derives each year at least 90% of its gross income from Qualifying Income.  An MLP is typically a limited partnership, the interests in which (known as units) are traded on securities exchanges or over-the-counter.  Organization as a partnership and compliance with the Qualifying Income rules eliminates federal income tax at the entity level.

An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management.  Typically, the general partner is owned by company management or another publicly traded sponsoring corporation.  When an investor buys units in an MLP, he or she becomes a limited partner.

MLPs are formed in several ways.  A nontraded partnership may decide to go public.  Several nontraded partnerships may roll up into a single MLP.  A corporation may spin-off a group of assets or part of its business into an MLP of which it is the general partner, to realize the assets’ full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP.  A corporation may fully convert to an MLP, although the tax consequences make this an unappealing option for most corporations.  Also, a newly formed company may operate as an MLP from its inception.

The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt.  The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.

In the case of an MLP buying assets from its sponsor or general partner, the transaction is intended to be based upon comparable terms in the acquisition market for similar assets.  To help insure that appropriate protections are in place, the board of the MLP generally creates an independent

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committee to review and approve the terms of the transaction.  The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation.  Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.

MLPs tend to pay relatively higher distributions than other types of companies, and we intend to use these MLP distributions in an effort to meet our investment objective.

As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLP partnership agreements typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels.  As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners.  Although the percentages vary among MLPs, the general partner’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving to up to 25% and ultimately to 50% as pre-established distribution per unit thresholds are met.  Nevertheless, the aggregate amount of distributions to limited partners will increase as MLP distributions reach higher target levels.  Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment or other distributions from the MLP.  An MLP typically makes quarterly cash distributions.  Although they resemble corporate dividends, MLP distributions are treated differently for federal income tax purposes.  The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP interest, capital gain.  The investor’s original basis is the price paid for the units.  The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income and gain.

The partner generally will not incur federal income tax on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease resulting from prior distributions; or (2) his basis reaches zero.  When the units are sold, the difference between the sales price and the investor’s adjusted basis is gain or loss for federal income tax purposes.

For a further discussion and a description of MLP federal income tax matters, see the section entitled “Certain Federal Income Tax Matters–Federal Income Taxation of MLPs.”

The Company’s Investments

The types of securities in which we may invest include, but are not limited to, the following:

Equity Securities.  Consistent with our investment objective, we may invest up to 100% of our total assets in equity securities issued by energy infrastructure MLPs, including common units, convertible subordinated units, I-Shares and common units, and subordinated units and preferred units of limited liability companies (that are treated as MLPs for federal income tax purposes) (“LLCs”) (each discussed below).  We also may invest up to 30% of total assets in equity securities of non-MLPs.

The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment.  At times, stock markets can be volatile and stock prices can change substantially.  Equity securities risk will affect our net asset value per share, which will fluctuate as the value of the securities held by us change.  Not all stock prices change uniformly or at the same time, and not all stock

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markets move in the same direction at the same time.  Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry.  Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry.  Not all factors can be predicted.

Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies.  Smaller capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger, more established companies.

MLP Common Units.  MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation.  Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement.  MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings.  Common unit holders generally have first right to a minimum quarterly distribution (“MQD”) prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions).  Common unit holders typically have arrearage rights if the MQD is not met.  In the event of liquidation, MLP common unit holders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full.  MLP common units trade on a national securities exchange or over-the-counter.

Limited Liability Company Common Units.  Some energy infrastructure companies in which we may invest have been organized as LLCs.  Such LLCs are generally treated in the same manner as MLPs for federal income tax purposes and, unless otherwise noted, the term MLP includes all entities that are treated in the same manner as MLPs for federal income tax purposes, regardless of their form of organization.  Consistent with our investment objective and policies, we may invest in common units or other securities of such LLCs including preferred and subordinated units and debt securities.  LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC’s success through distributions and/or capital appreciation.  Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings.  LLC common unit holders generally have first right to a MQD prior to distributions to subordinated unit holders and typically have arrearage rights if the MQD is not met.  In the event of liquidation, LLC common unit holders have a right to the LLC’s remaining assets after bondholders, other debt holders and preferred unit holders, if any, have been paid in full.  LLC common units typically trade on a national securities exchange or over-the-counter.

In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels.  In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

MLP Convertible Subordinated Units.  MLP convertible subordinated units typically are issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs, and institutional investors.  The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders.  We expect to purchase convertible subordinated units in direct placements from such persons.  Convertible subordinated units generally are not entitled to distributions until holders of common units have received

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specified MQD, plus any arrearages, and may receive less than common unit holders distributions upon liquidation.  Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights.  Therefore, convertible subordinated units generally entail greater risk than MLP common units.  They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests.  These units generally do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units.  The value of a convertible security is a function of its worth if it were converted into the underlying common units.  Convertible subordinated units generally have similar voting rights to MLP common units.  Distributions may be paid in cash or in-kind.

MLP I-Shares.  I-Shares represent an indirect investment in MLP I-units.  I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that owns an interest in and manages the MLP.  The issuer has management rights but is not entitled to incentive distributions.  The I-Share issuer’s assets consist exclusively of MLP I-units.  Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of the MLP.  Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer.  The issuer of the I-Share is taxed as a corporation for federal income tax purposes.  Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations solely as a result of holding such I-Shares.

Equity Securities of MLP Affiliates.  In addition to equity securities of MLPs, we may also invest in equity securities of MLP affiliates, by purchasing securities of limited liability entities that own general partner interests of MLPs.  General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the entities from which we may purchase general partner interests.  An entity holding general partner interests, but not its investors, can be liable under certain circumstances for amounts greater than the amount of the entity’s investment in the general partner interest.  General partner interests often confer direct board participation rights and, in many cases, operating control over the MLP.  These interests themselves are generally not publicly traded, although they may be owned by publicly traded entities.  General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement.  In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels.  General partner interests generally cannot be converted into common units.  The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Other Non-MLP Equity Securities.  In addition to equity securities of MLPs, we may also invest in common and preferred stock, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships.  Common stock generally represents an equity ownership interest in an issuer.  Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock we hold.  Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure.  Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers

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occur.  In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Debt Securities.  We may invest up to 25% of our total assets in debt securities of energy infrastructure companies, including certain securities rated below investment grade (“junk bonds”).  The debt securities we invest in may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.  If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security.  If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in our best interest and our stockholders’ best interests.

Below Investment Grade Debt Securities.  We may invest up to 25% of our assets in below investment grade securities.  The below investment grade debt securities in which we invest are rated from B3 to Ba1 by Moody’s, from B- to BB+ by S&P’s, are comparably rated by another nationally recognized rating agency or are unrated but determined by the Adviser to be of comparable quality.

Investment in below investment grade securities involves substantial risk of loss.  Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.  The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.  For these reasons, investment in below investment grade securities is subject to the following specific risks:

•	increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•
if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade debt issuer to make principal payments and interest payments than an investment grade issuer.  The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for corporate financing.  An economic downturn could affect severely the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.  Similarly, down-turns in profitability in specific industries, such as the energy infrastructure industry, could adversely affect the ability of below investment grade debt issuers in that industry to meet their obligations.  The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.  Factors having an adverse impact on the market value of lower quality securities we own may have an adverse effect on our net asset value and the market value of our common stock.  In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment of principal or interest on our portfolio holdings.  In certain circumstances, we may be required

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to foreclose on an issuer’s assets and take possession of its property or operations.  In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on our ability to dispose of a particular security when necessary to meet our liquidity needs.  There are fewer dealers in the market for below investment grade securities than investment grade obligations.  The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments.  Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid.  As a result, we could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.  Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating our net asset value.

Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which we may invest a portion of our assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities.  In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

We will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy).  If a debt security becomes distressed while held by us, we may be required to bear extraordinary expenses in order to protect and recover our investment if it is recoverable at all.

See Appendix C to this Statement of Additional Information for a description of ratings of Moody’s, Fitch Ratings (“Fitch”) and S&P.

Restricted, Illiquid and Thinly-Traded Securities.  We may invest up to 30% of our total assets in restricted securities, primarily through direct placements of MLP securities.  Restricted securities obtained by means of direct placement are less liquid than securities traded in the open market; therefore, we may not be able to readily sell such securities.  Investments currently considered by the Adviser to be illiquid because of such restrictions include convertible subordinated units and certain direct placements of common units.  Such securities are unlike securities that are traded in the open market and which can be expected to be sold immediately if the market is adequate.  The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value.  Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market.  Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value, or may have to delay their sale in order to do so.

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering.  The Adviser has the ability to deem restricted securities as liquid.  To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered.  When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it.  We would bear the risks of any downward price fluctuation during that period.

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In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes.  These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration, such as Rule 144A transactions.  Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment.  Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of such portfolio securities and we might not be able to dispose of such securities promptly or at reasonable prices.

We also may invest in securities that may not be restricted, but are thinly-traded.  Although securities of certain MLPs trade on the NYSE, the AMEX, the NASDAQ National Market or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations.  Such securities may be difficult to dispose of at a fair price during times when we believe it is desirable to do so.  Thinly-traded securities are also more difficult to value, and the Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist.  If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board.  Investment of our capital in thinly-traded securities may restrict our ability to take advantage of market opportunities.  The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in us borrowing to meet our short term needs or incurring losses on the sale of thinly-traded securities.

Commercial Paper.  We may invest in commercial paper.  Commercial paper is a debt obligation usually issued by corporations and may be unsecured or secured by letters of credit or a surety bond.  Commercial paper usually is repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper.  As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.

Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases, and other receivables.  Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

U.S. Government Securities.  We may invest in U.S. Government securities.  There are two broad categories of U.S. Government-related debt instruments:  (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These instruments are backed by the “full faith and credit” of the United States.  They differ primarily in interest rates, the length of maturities and the dates of issuance.  Treasury bills have original maturities of one year or less.  Treasury notes have original

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maturities of one to ten years, and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States, and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer.  With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies, and such securities may involve risk of loss of principal and interest.

Repurchase Agreements.  We may enter into “repurchase agreements” backed by U.S. Government securities.  A repurchase agreement arises when we purchase a security and simultaneously agree to resell it to the vendor at an agreed upon future date.  The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time we hold the security and that is not related to the coupon rate on the purchased security.  Such agreements generally have maturities of no more than seven days and could be used to permit us to earn interest on assets awaiting long term investment.  We require continuous maintenance by our custodian for our account in the Federal Reserve/Treasury Book-Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement.  Repurchase agreements maturing in more than seven days are considered illiquid securities.  In the event of a bankruptcy or other default of a seller of a repurchase agreement, we could experience both delays in liquidating the underlying security and losses, including:  (a) possible decline in the value of the underlying security during the period while we seek to enforce our rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing our rights.

Reverse Repurchase Agreements.  We may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by the Adviser to be satisfactory.  A reverse repurchase agreement is a repurchase agreement in which we are the seller of, rather than the investor in, securities and agree to repurchase them at an agreed-upon time and price.  Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time when we enter into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) having a value at least as great as the purchase price of the securities to be purchased will be segregated on our books and held by our custodian throughout the period of the obligation.  The use of reverse repurchase agreements creates leverage which increases our investment risk.  If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, our earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case.  We intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

Margin Borrowing.  Although we do not currently intend to, we may in the future use margin borrowing of up to 33 1/3% of total assets for investment purposes when the Adviser believes it will enhance returns.  Margin borrowings create certain additional risks.  For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which we have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position

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that can be financed), then we could be subject to a “margin call,” pursuant to which we must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a precipitous drop in the value of our assets, we might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.  For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.  Any use of margin borrowing by us would be subject to the limitations of the 1940 Act, including the prohibition from us issuing more than one class of senior securities, and the asset coverage requirements discussed earlier in this Statement of Additional Information.  See “Investment Limitations.”

Interest Rate Transactions.  In an attempt to reduce the interest rate risk arising from our leveraged capital structure, we currently use, and may in the future use, interest rate transactions such as swaps, caps and floors.  There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk.  Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  In an interest rate swap, we would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment that is intended to approximate our variable rate payment obligation on any variable rate borrowings.  The payment obligations would be based on the notional amount of the swap.  In an interest rate cap, we would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap.  In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor.  Depending on the state of interest rates in general, our use of interest rate transactions could enhance or decrease distributable cash flow (generally, cash from operations less certain operating expenses and reserves) available to the shares of our common stock.  To the extent there is a decline in interest rates, the value of the interest rate transactions could decline, and could result in a decline in the net asset value of the shares of our common stock.  In addition, if the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage.  When interest rate swap transactions are outstanding, we will segregate liquid assets with our custodian in an amount equal to our net payment obligation under the swap.

Delayed-Delivery Transactions.  Securities may be bought and sold on a delayed-delivery or when-issued basis.  These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security.  Typically, no interest accrues to the purchaser until the security is delivered.  We may receive fees or price concessions for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.  Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with our investments.  If we remain substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage.  When delayed-delivery purchases are outstanding, we will segregate appropriate liquid assets with our custodian to cover the purchase obligations.  When we have sold a security on a delayed-

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delivery basis, we do not participate in further gains or losses with respect to the security.  If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, we could miss a favorable price or yield opportunity or suffer a loss.

Securities Lending.  We may lend securities to parties such as broker-dealers or institutional investors.  Securities lending allows us to retain ownership of the securities loaned and, at the same time, to earn additional income.  Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good credit and legal standing.  Furthermore, loans of securities will only be made if, in the Adviser’s judgment, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the SEC staff that we may engage in loan transactions only under the following conditions:  (1) we must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, we must be able to terminate the loan at any time; (4) we must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) we may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Temporary and Defensive Investments.  Pending investment of offering or leverage proceeds, we may invest such proceeds in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities deemed by the Adviser to be of similar quality (collectively, “short-term securities”), or we may invest in cash or cash equivalents, all of which are expected to provide a lower yield than the securities of energy infrastructure companies.  We also may invest in short-term securities or cash on a temporary basis to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, we may invest up to 100% of our total assets in short-term securities or cash.  The yield on short-term securities or cash may be lower than the returns on MLPs or yields on lower rated fixed income securities.  To the extent we invest in short-term securities or cash for defensive purposes, such investments are inconsistent with, and may result in our not achieving, our investment objective.

MANAGEMENT OF THE COMPANY

Directors and Officers

Our business and affairs are managed under the direction of the Board of Directors.  Accordingly, the Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by the Adviser.  Our officers are responsible for our day-to-day operations.  Our directors and officers and their principal occupations and other affiliations during the past five years are set forth below.  Each director and officer will hold office until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law.  The Board of Directors is divided into three classes.  Directors of each class are elected to serve three year terms and until their successors are duly

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elected and qualify.  Each year only one class of directors is elected by the stockholders.  Unless otherwise indicated, the address of each director and officer is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.  The Board of Directors consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Adviser or its affiliates.

Name and Age	Position(s) Held With Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Public Company Directorships Held by Director
Independent Directors
Conrad S. Ciccotello, 47	Director since 2003	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning (PFP) Programs, formerly Editor, “Financial Services Review” (an academic journal dedicated to the study of individual financial management) (2001-2007); formerly, faculty member, Pennsylvania State University (1997-1999).	6	None
John R. Graham, 62	Director since 2003
Executive-in-Residence and Professor of Finance (part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development, investment company and venture capital company; Owner of Graham Ventures, a business services and venture capital firm; part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).
			6	Kansas State Bank
Charles E. Heath, 65	Director since 2003	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	6	None

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Name and Age	Position(s) Held With Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Public Company Directorships Held by Director
Interested Directors and Officers[1]
H. Kevin Birzer, 48	Director and Chairman of the Board since 2003	Managing Director of the Adviser since 2002; Partner, Fountain Capital Management, L.L.C. (1990-present); formerly, Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986). CFA designation since 1988.	6	None
Terry C. Matlack, 51	Director and Chief Financial Officer since 2003, Chief Compliance Officer from 2004 through May 2006; Assistant Treasurer since November 2005; Treasurer from 2003 to November 2005	Managing Director of the Adviser since 2002; full-time Managing Director, KCEP (2001-2002); formerly, President, GreenStreet Capital, a private investment firm (1998-2001). CFA designation since 1985.	6	None
David J. Schulte, 46	President and Chief Executive Officer since 2003	Managing Director of the Adviser since 2002; full-time Managing Director, KCEP (1993-2002); CFA designation since 1992.	N/A	None
Zachary A. Hamel, 42	Senior Vice President since April 2007; Secretary from 2003 to April 2007	Managing Director of the Adviser since 2002; Partner, Fountain Capital Management, L.L.C. (1997-present). CFA designation since 1998.	N/A	None
Kenneth P. Malvey, 42	Treasurer since November 2005; Senior Vice President since April 2007; Assistant Treasurer from 2003 to November 2005
Managing Director of the Adviser since 2002; Partner, Fountain Capital Management, L.L.C.  (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002).  CFA designation since 1996.
			N/A	None
_____________
(1)	As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered our “interested persons” within the meaning of the 1940 Act.
(2)
This number includes us, Tortoise North American Energy Corporation (“TYN”), Tortoise Energy Capital Corporation (“TYY”), Tortoise Capital Resources Corporation (“TTO”) and two privately held closed-end management investment companies.  This number does not include a registered investment company which has not yet commenced operations and for which the advisory agreement with the Adviser has not become effective.  The Adviser also serves as investment adviser to TYN, TYY, TTO and the two privately held closed-end management investment companies.

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The following individuals who are included in the table above hold the following positions with TYN, TYY, TTO and two privately held closed-end management investment companies: Messrs. Ciccotello, Graham and Heath are directors; Mr. Birzer is a director and the Chairman of the Board; Mr. Matlack is a director and the Chief Financial Officer and Assistant Treasurer; Mr. Schulte is the President and Chief Executive Officer of TYN, TYY and two privately held closed-end management investment companies and the Chief Executive Officer of TTO; Mr. Hamel is Senior Vice President; and Mr. Malvey is Senior Vice President and Treasurer.

We have an audit committee that consists of three directors (the “Audit Committee”) who are not “interested persons” within the meaning of the 1940 Act (“Independent Directors”).  The Audit Committee members are Conrad S. Ciccotello (Chairman), Charles E. Heath and John R. Graham.  The Audit Committee’s function is to oversee our accounting policies, financial reporting and internal control system.  The Audit Committee makes recommendations regarding the selection of our independent auditors, reviews the independence of such firm, reviews the scope of the audit and internal controls, considers and reports to the Board on matters relating to our accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate.  The Audit Committee held two meetings in the fiscal year ended November 30, 2007.

We also have a Nominating and Governance Committee (formerly the Nominating Committee) that consists exclusively of three Independent Directors.  The Nominating and Governance Committee’s function is to (i) identify individuals qualified to become Board members and recommend to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitor the structure and membership of Board committees; recommend to the Board director nominees for each committee; (iii) review issues and developments related to corporate governance issues and develop and recommend to the Board corporate governance guidelines and procedures, to the extent necessary or desirable; and (iv) actively seek individuals who meet the standards for directors set forth in our Bylaws, who meet the requirements of any applicable laws or exchange requirements and who are otherwise qualified to become board members for recommendation to the Board.  The Nominating and Governance Committee will consider shareholder recommendations for nominees for membership to the Board so long as such recommendations are made in accordance with our Bylaws.  The Nominating and Governance Committee members are Conrad S. Ciccotello, John R. Graham (Chairman), and Charles E. Heath.  The Nominating Committee (which became the Nominating and Governance Committee in December 2005) held three meetings in the fiscal year ended November 30, 2007.

We also have a Compliance Committee formed in December 2005 that consists exclusively of three Independent Directors.  The Compliance Committee’s function is to review and assess management’s compliance with applicable securities laws, rules and regulations, monitor compliance with our Code of Ethics, and handle other matters as the Board or committee chair deems appropriate.  The Compliance Committee members are Conrad S. Ciccotello, John R. Graham and Charles E. Heath (Chairman).  The Compliance Committee held one meeting in the fiscal year ended November 30, 2007.

Directors and officers who are interested persons of the Company or the Administrator will receive no salary or fees from us.  For the current fiscal year, each Independent Director receives from us an annual retainer of $28,000 (plus an additional $4,000 for the Chairman of the Audit Committee and an additional $1,000 for each other committee Chairman) and a fee of $2,000 (and reimbursement for related expenses) for each meeting of the Board or Audit Committee attended in person (or $1,000 for each Board or Audit Committee meeting attended telephonically, or for each Audit Committee meeting attended in person that is held on the same day as a Board meeting), and an additional $1,000 for each other committee meeting attended in person or telephonically.  No director or officer is entitled to receive pension or retirement benefits from us.

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The table below sets forth the compensation paid to the directors by us for the fiscal year ended November 30, 2007.

Name and Position With the Company	Aggregate Compensation From the Company	Aggregate Compensation From the Company and Fund Complex Paid to Directors*
Independent Directors
Conrad S. Ciccotello	$41,000	$145,000
John R. Graham	$35,000	$124,000
Charles E. Heath	$37,000	$132,000
Interested Directors
H. Kevin Birzer	$ 0	$ 0
Terry C. Matlack	$ 0	$ 0

The following table sets forth the dollar range of equity securities beneficially owned by each director of the Company as of December 31, 2007.

Name of Director	Aggregate Dollar Range of Company Securities Beneficially Owned By Director**	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies*
Independent Directors
Conrad S. Ciccotello	$50,001-$100,000	Over $100,000
John R. Graham	Over $100,000	Over $100,000
Charles E. Heath	Over $100,000	Over $100,000
Interested Directors
H. Kevin Birzer	Over $100,000	Over $100,000
Terry C. Matlack	Over $100,000	Over $100,000
_____________
*
Includes TYG, TYY, TYN and TTO and the two privately held closed-end management investment companies.  Does not include meeting fees paid by the registered investment company that has not yet commenced operations in the amount of $2,000 for each of Mr. Graham and Mr. Heath and $1,000 for Mr. Ciccotello.

**	As of December 31, 2007, the officers and directors of the Company, as a group, own less than 1% of any class of the Company’s outstanding shares of stock.

Control Persons

As of November 30, 2007, the following persons owned of record or beneficially more than 5% of our common shares:

Merrill Lynch Safekeeping 4 Corporate Place Piscataway, NJ 08854	17.3%
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	9.8%

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Stifel, Nicolaus & Company Inc. 501 North Broadway St. Louis, MO 63102	7.0%
National Financial Services LLC. 200 Liberty Street One World Financial Center New York, NY 10281	6.2%
RBC Dain Rauscher Inc. 1221 Avenue of the Americas New York, NY 10036	5.7%
First Clearing, LLC Riverfront Plaza (West Tower) 901 East Byrd Street Richmond, VA 23219	5.3%

Indemnification of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action.  The Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.

The Charter authorizes us, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.  The Bylaws obligate us, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.  The Charter and Bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any employee or agent of ours or a predecessor of ours.  The 1940 Act prohibits us from indemnifying any director, officer or other individual from any liability resulting directly from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity.

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Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.  However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses.  In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Investment Adviser

Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as our investment adviser.  The Adviser specializes in managing portfolios of investments in MLPs and other energy infrastructure companies.  The Adviser was formed by Fountain Capital Management, L.L.C. (“Fountain Capital”) and Kansas City Equity Partners, L.C. (“KCEP”) in October 2002 to provide portfolio management services exclusively with respect to energy infrastructure investments.  Fountain Capital's ownership in the Adviser was transferred to FCM Tortoise, L.L.C. (“FCM”), a recently formed entity with the same principals as Fountain Capital.  FCM has no operations and serves as a holding company.  The transfer was effective as of August 2, 2007, and did not result in a change of control of the Adviser.  The Adviser is controlled equally by FCM and KCEP, each of which own approximately half of all of the voting shares of the Adviser.

Fountain Capital was formed in 1990 and is focused primarily on providing investment advisory services to institutional investors with respect to below investment grade debt.  Atlantic Asset Management, L.L.C. (“Atlantic”) is a minority owner, and an affiliate, of Fountain Capital.  Atlantic was formed in 1992 and provides, directly or through affiliates, a variety of fixed income investment advisory services including investment grade bond and high-yield bond strategies, investment grade collateralized debt obligations and mortgage hedge funds.

KCEP was formed in 1993 and until recently, managed KCEP Ventures II, L.P. (“KCEP II”), a private equity fund with committed capital of $55 million invested in a variety of companies in diverse industries.  KCEP II wound up its operations in late 2006, has no remaining portfolio investments and has distributed proceeds to its partners.  KCEP I, L.P. (“KCEP I”), a start-up and early-stage venture capital fund launched in 1994 and previously managed by KCEP, also recently completed the process of winding down.  As a part of that process, KCEP I entered into a consensual order of receivership, which was necessary to allow KCEP I to distribute its remaining $1.3 million of assets to creditors and the SBA.  The consensual order acknowledged a capital impairment condition and the resulting nonperformance by KCEP I of its agreement with the SBA, both of which were violations of the provisions requiring repayment of capital under the Small Business Investment Act of 1958 and the regulations thereunder.

The Adviser is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.  As of December 31, 2007, the Adviser had approximately $2.9 billion in assets under management in the energy sector.

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Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), the Adviser, subject to overall supervision by the Board, manages our investments.  The Adviser regularly provides us with investment research advice and supervision and will furnish continuously an investment program for us, consistent with our investment objective and policies.

The investment management of our portfolio is the responsibility of a team of portfolio managers consisting of David J. Schulte, H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, and Terry C. Matlack, all of whom are Managers of the Adviser and members of its investment committee and share responsibility for such investment management.  It is the policy of the investment committee, that any one member can require the Adviser to sell a security and any one member can veto the committee’s decision to invest in a security.  All members of our Adviser’s investment committee are full-time employees of the Adviser.

The following table provides information about the number of and total assets in other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2007.

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
H. Kevin Birzer
Registered investment companies	_____	$	_____	—
Other pooled investment vehicles	_____	$	_____	$
Other accounts	_____	$	_____	—
Zachary A. Hamel
Registered investment companies	_____	$	_____	—
Other pooled investment vehicles	_____	$	_____	$
Other accounts	_____	$	_____	—
Kenneth P. Malvey
Registered investment companies	_____	$	_____	—
Other pooled investment vehicles	_____	$	_____	$
Other accounts	_____	$	_____	—
Terry C. Matlack
Registered investment companies	_____	$	_____	—
Other pooled investment vehicles	_____	$	_____	$
Other accounts	_____	$	_____	—
David J. Schulte
Registered investment companies	_____	$	_____	—
Other pooled investment vehicles	_____	$	_____	$
Other accounts	_____	$	_____	—

None of Messrs. Schulte, Matlack, Birzer, Hamel or Malvey receive any direct compensation from the Company or any other of the managed accounts reflected in the table above.  All such accounts are managed by the Adviser or Fountain Capital.  Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of the Adviser and receive a fixed salary for the services they provide.  Each of Messrs. Schulte, Matlack, Birzer, Hamel and Malvey own an equity interest in either KCEP or FCM, the two entities that control the Adviser, and each thus benefits from increases in the net income of the Adviser.

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The following table sets forth the dollar range of our equity securities beneficially owned by each of the portfolio managers as of November 30, 2007.

Name of Manager	Aggregate Dollar Range of Company Securities Beneficially Owned by Manager
H. Kevin Birzer	Over $100,000
Zachary A. Hamel	Over $100,000
Kenneth P. Malvey	Over $100,000
Terry C. Matlack	Over $100,000
David J. Schulte	Over $100,000

In addition to portfolio management services, the Adviser is obligated to supply our Board and officers with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations.  Under the Advisory Agreement, we pay to the Adviser quarterly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.95% of our average monthly Managed Assets.  Managed Assets means the total assets of the Company (including any assets attributable to leverage that may be outstanding) minus accrued liabilities other than (1) deferred taxes, (2) debt entered into for the purpose of leverage and (3) the aggregate liquidation preference of any outstanding preferred stock.

The Adviser has agreed contractually to reimburse us for expenses, including the investment advisory fee and other expenses in the amount of 0.10% of average monthly Managed Assets through February 28, 2009.

Because the management fees paid to the Adviser are based upon a percentage of our Managed Assets, fees paid to the Adviser will be higher if we are leveraged; thus, the Adviser will have an incentive to use leverage.  Because the fee reimbursement agreement is based on Managed Assets, to the extent we are engaged in leverage, the gross dollar amount of the Adviser’s fee reimbursement obligations to us will increase.  The Adviser intends to use leverage only when it believes it will serve the best interests of our stockholders.  Our average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter.  The fees are payable for each calendar quarter within five days of the end of that quarter.

For our fiscal year ending November 30, 2005, the Adviser received $4,804,810 as compensation for advisory services, net of $1,534,870, in reimbursed fees and expenses.  For our fiscal year ending November 30, 2006, the Adviser received $6,253,972 as compensation for advisory services, net of $987,587, in reimbursed fees and expenses.  For our fiscal year ending November 30, 2007, the Adviser received $10,571,172 as compensation for advisory services, net of $1,243,667, in reimbursed fees and expenses.

The Advisory Agreement provides that we will pay all expenses other than those expressly stated to be payable by the Adviser, which expenses payable by us shall include, without implied limitation:  (1) expenses of maintaining the Company and continuing our existence and related overhead, including, to the extent services are provided by personnel of the Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (2) registration under the 1940 Act; (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements in which we participate; (4) auditing, accounting and legal expenses; (5) taxes and interest; (6) governmental fees; (7) expenses of listing our shares with a stock exchange, and expenses of issuance, sale, repurchase and

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redemption (if any) of our interests, including expenses of conducting tender offers for the purpose of repurchasing our interests; (8) expenses of registering and qualifying us and our shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (9) expenses of communicating with stockholders; including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (10) expenses of reports to governmental officers and commissions; (11) insurance expenses; (12) association membership dues; (13) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values); (14) fees, expenses and disbursements of transfer agents, dividend paying agents, stockholder servicing agents and registrars for all services to us; (15) compensation and expenses of our directors who are not members of the Adviser’s organization; (16) pricing and valuation services employed by us; (17) all expenses incurred in connection with leveraging of our assets through a line of credit, or issuing and maintaining preferred stock or instruments evidencing indebtedness of the Company; (18) all expenses incurred in connection with the offering of our common and preferred stock and debt securities; and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

The Advisory Agreement provides that the Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising our portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory Agreement.  However, the Adviser shall be liable to us for any loss, damage, claim, cost, charge, expense or liability resulting from the Adviser’s willful misconduct, bad faith or gross negligence or disregard by the Adviser of the Adviser’s duties or standard of care, diligence and skill set forth in the Advisory Agreement or a material breach or default of the Adviser’s obligations under the Advisory Agreement.

The Advisory Agreement has a term ending on December 31st of each year and is submitted to the Board of Directors for renewal each year.  A discussion regarding the basis of the Board of Directors’ decision to approve the renewal of the Advisory Agreement is available in our Annual Report to stockholders for the fiscal year ended November 30, 2007.  The Advisory Agreement will continue from year to year, provided such continuance is approved by a majority of the Board or by vote of the holders of a majority of our outstanding voting securities.  Additionally, the Advisory Agreement must be approved annually by vote of a majority of the Independent Directors.  The Advisory Agreement may be terminated by the Adviser or us, without penalty, on sixty (60) days’ written notice to the other.  The Advisory Agreement will terminate automatically in the event of its assignment.

Code of Ethics

We and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, directors and designated employees of ours and the Adviser (collectively, the “Codes”).  Subject to certain limitations, the Codes permit covered persons to invest in securities, including securities that may be purchased or held by us.  The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of covered persons and the interests of investment advisory clients such as us.  Among other things, the Codes prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions.  Exceptions to these and other provisions of the Codes may be granted in particular circumstances after review by appropriate personnel.

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Our Code of Ethics can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-5850.  Our Code of Ethics is also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.  Our Code of Ethics is also available on our Adviser’s website at www.tortoiseadvisors.com.

NET ASSET VALUE

We will compute our net asset value for our shares of common stock as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine.  We make our net asset value available for publication monthly.  Our investment transactions are generally recorded on a trade date plus one day basis, other than for quarterly and annual reporting purposes.  For purposes of determining the net asset value of a share of common stock, our net asset value will equal the value of our total assets (the value of the securities we hold, plus cash or other assets, including interest accrued but not yet received) less (1) all of its liabilities (including without limitation accrued expenses and both current and deferred income taxes), (2) accumulated and unpaid interest payments and dividends on any outstanding debt or preferred stock, respectively, (3) the aggregate liquidation value of any outstanding preferred stock, (4) the aggregate principal amount of any outstanding senior notes, including any series of Tortoise Notes, and (5) any distributions payable on the common stock.  The net asset value per share of our common stock will equal our net asset value divided by the number of outstanding shares of common stock.

Pursuant to an agreement with U.S. Bancorp Fund Services, LLC (the “Accounting Services Provider”), the Accounting Services Provider will value our assets in accordance with Valuation Procedures adopted by the Board of Directors.  The Accounting Services Provider will obtain securities market quotations from independent pricing services approved by the Adviser and ratified by the Board.  Securities for which market quotations are readily available shall be valued at “market value.”  Any other securities shall be valued at “fair value.”

Valuation of certain assets at market value will be as follows.  For equity securities, the Accounting Services Provider will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service.  For fixed income securities, the Accounting Services Provider will use readily available market quotations based upon the last sale price of a security on the day we value our assets or a market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.  For options, futures contracts and options on futures contracts, the Accounting Services Provider will use readily available market quotations.  If no sales are reported on any exchange or over-the-counter (“OTC”) market for an option, futures contract or option on futures contracts, the Accounting Services Provider will use the calculated mean based on bid and asked prices obtained from the primary exchange or OTC market.

If the Accounting Services Provider cannot obtain a market value or the Adviser determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the Valuation Procedures adopted by the Board.  The Valuation Procedures provide that the Adviser will consider a variety of factors with respect to the individual issuer and security in determining and monitoring the continued appropriateness of fair value, including, without

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limitation, financial statements and fundamental data with respect to the issuer, cost, the amount of any discount, restrictions on transfer and registration rights and other information deemed relevant.  A report of any prices determined pursuant to certain preapproved methodologies will be presented to the Board or a designated committee thereof for approval no less frequently than quarterly.  The Valuation Procedures currently provide for methodologies to be used to fair value equity securities and debt securities.  With respect to equity securities, among the factors used to fair value a security subject to restrictions on resale is whether the security has a common share counterpart trading in a public market.  If a security does not have a common share counterpart, the security shall be valued initially and thereafter by the Investment Committee of the Adviser (the "Pricing Committee") based on all relevant factors and such valuation will be presented to the Board for review and ratification no less frequently than quarterly.  If a security has a common share counterpart trading in a public market or is convertible into publicly-traded common shares, the Pricing Committee shall determine an appropriate percentage discount for the security in light of its resale restrictions and/or, as applicable, conversion restrictions and other factors.

With respect to debt securities, among the various factors that can affect the value of such securities are (i) whether the issuing company has freely trading debt securities of the same maturity and interest rate; (ii) whether the issuing company has an effective registration statement in place for the securities; and whether a market is made in the securities.  Subject to the particular considerations of an issue, debt securities generally will be valued at amortized cost.

The foregoing methods for fair valuing securities may be used only as long as the Adviser believes they continue to represent fair value and the discussion above is qualified in its entirety by our Valuation Procedures.

In computing net asset value, we will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on (i) the anticipated timing of required tax payments and (ii) on the treatment of distributions by us to our stockholders.

The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets for federal income tax purposes.  It is anticipated that cash distributions from MLPs in which we invest will not equal the amount of taxable income allocable to us primarily as a result of depreciation and amortization deductions recorded by the MLPs.  This may result, in effect, in a portion of the cash distribution received by us not being treated as income for federal income tax purposes.  The relative portion of such distributions not treated as income for tax purposes will vary among the MLPs, and also will vary year by year for each MLP, but in each case will reduce our remaining tax basis, if any, in the particular MLP.  The Adviser will be able to directly confirm the portion of each distribution recognized as taxable income when it receives annual tax reporting information from each MLP.

PORTFOLIO TRANSACTIONS

Execution of Portfolio Transactions

The Adviser is responsible for decisions to buy and sell securities for the Company, broker-dealer selection, and negotiation of brokerage commission rates.  The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution.  In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration:  the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to our investment performance on a continuing basis.  Accordingly, our price in any transaction may be less

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favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

The ability to invest in direct placements of MLP securities is critical to our ability to meet our investment objective because of the limited number of MLP issuers available for investment and, in some cases, the relative small trading volumes of certain securities.  Accordingly, we may from time to time enter into arrangements with placement agents in connection with direct placement transactions.

In evaluating placement agent proposals, we consider each broker’s access to issuers of MLP securities and experience in the MLP market, particularly the direct placement market.  In addition to these factors, we consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate us to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused us to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to us and to other clients of the Adviser as to which the Adviser exercises investment discretion.  The Adviser is further authorized to allocate the orders placed by it on our behalf to such brokers and dealers who also provide research or statistical material or other services to us or the Adviser.  Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.  For the fiscal years ended November 30, 2005, November 30, 2006 and November 30, 2007, we paid aggregate brokerage commissions of $18,465, $20,190 and $811,320, respectively, and direct placement fees of $80,000, $0 and $0, respectively.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year.  Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances.  For the fiscal years ended November 30, 2007 and 2006 the portfolio turnover rate was 9.30% and 2.18%, respectively.  However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us.  A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us.  High portfolio turnover also may result in recognition of gains that will increase our taxable income, possibly resulting in an increased tax liability, as well as increasing our current and accumulated earnings and profits resulting in a greater portion of the distributions on our stock being treated as taxable dividends for federal income tax purposes.  See “Certain Federal Income Tax Matters.”

CERTAIN FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal income tax considerations relating to us and our investments in MLPs and to the purchase, ownership and disposition of our securities.  The discussion generally applies only to holders of securities that are U.S. holders.  You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or

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any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in our securities.  This summary deals only with U.S. holders that hold our securities as capital assets and who purchase the securities in connection with the offering(s) herein.  It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of securities whose “functional currency” is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, a person who holds the securities in a qualified tax deferred account such as an IRA, or a person who will hold the securities as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes.  In addition, this discussion does not address the possible application of the U.S. federal alternative minimum tax.

This summary is based on the provisions of the Internal Revenue Code, the applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings, as in effect on the date of this Statement of Additional Information, all of which may change.  Any change could apply retroactively and could affect the continued validity of this summary.

As stated above, this discussion does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular holder of our securities in light of such holder’s particular circumstances and income tax situation.  Prospective holders should consult their own tax advisors as to the specific tax consequences to them of the purchase, ownership and disposition of the securities, including the application and the effect of state, local, foreign and other tax laws and the possible effects of changes in U.S. or other tax laws.

Taxation of the Company

We are treated as a C corporation for federal and state income tax purposes.  We compute and pay federal and state income tax on our taxable income.  Thus, we are subject to federal income tax on our taxable income at tax rates up to 35%.  Additionally, in certain instances we could be subject to the federal alternative minimum tax of 20% on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular federal income tax.

As indicated above, we generally invest our assets primarily in MLPs.  MLPs generally are treated as partnerships for federal income tax purposes.  Since partnerships are generally not subject to federal income tax, the partnership’s partners must report as their income their proportionate share of  the partnership’s income.  Thus, as a partner in MLPs, we will report our proportionate share of the MLPs’ income in computing our federal taxable income, irrespective of whether any cash or other distributions are made by the MLPs to us.  We will also take into account in computing our taxable income any other items of our income, gain, deduction or loss.  We anticipate that these may include interest income earned on our investment in debt securities, deductions for our operating expenses and gain or loss recognized by us on the sale of MLP interests or any other security.

As explained below, based upon the historic performance of MLPs, we anticipate initially that our proportionate share of the MLPs’ taxable income will be significantly less than the amount of cash distributions we receive from the MLPs.  In such case, we anticipate that we will not incur federal income tax on a significant portion of our cash flow, particularly after taking into account our current operational expenses.  If the MLPs’ taxable income is a significantly greater portion of the MLPs’ cash distributions, we will incur additional current federal income tax liability, possibly in excess of the cash distributions we receive.

We anticipate that each year we will turn over a certain portion of our investment assets.  We will recognize gain or loss on the disposition of all or a portion of our interests in MLPs in an amount equal to

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the difference between the sales price and our basis in the MLP interests sold.  To the extent we receive MLP cash distributions in excess of the taxable income reportable by us with respect to such MLP interest, our basis in the MLP interest will be reduced and our gain on the sale of the MLP interest likewise will be increased.

We are not treated as a regulated investment company under the federal income tax laws.  The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income.  Our assets do not, and are not expected to, meet current tests for qualification as a regulated investment company for federal income tax purposes.  The regulated investment company taxation rules have no application to us or our stockholders.  Although changes to the federal tax laws permit regulated investment companies to invest up to 25% of the value of their total assets in securities of MLPs, such changes still would not allow us to pursue our objective.  Accordingly, we do not intend to change our tax status as a result of such legislation.

Federal Income Taxation of MLPs

MLPs are similar to corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes.  A corporation is a distinct legal entity, separate from its stockholders and employees and is treated as a separate entity for federal income tax purposes as well.  Like individual taxpayers, a corporation must pay a federal income tax on its income.  To the extent the corporation distributes its income to its stockholders in the form of dividends, the stockholders must pay federal income tax on the dividends they receive.  For this reason, it is said that corporate income is double-taxed, or taxed at two levels.

An MLP that satisfies the Qualifying Income rules described below, and does not elect otherwise, is treated for federal income tax purposes as a pass-through entity.  No federal income tax is paid at the partnership level.  A partnership’s income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership (generally as provided in the partnership agreement), and each partner pays tax on his, her or its share of the partnership’s income.  All the other items that go into determining taxable income and tax owed are passed through to the partners as well – capital gains and losses, deductions, credits, etc.  Partnership income is thus said to be single-taxed or taxed only at one level – that of the partner.

The Internal Revenue Code generally requires “publicly-traded partnerships” to be treated as corporations for federal income tax purposes.  However, if the publicly-traded partnership satisfies certain requirements and does not elect otherwise, the publicly-traded partnership will be taxed as a partnership for federal income tax purposes, referred to herein as an MLP.  Under these requirements, an MLP must derive each year at least 90% of its gross income from Qualifying Income.

Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, certain income and gain from commodities or commodity futures, and income and gain from certain mineral or natural resources activities.  Mineral or natural resources activities that generate Qualifying Income include income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber).  This means that most MLPs today are in energy, timber, or real estate related businesses.

Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash or other payment from the MLP.  It is important to note that an MLP investor is taxed on his share of partnership income whether or not he

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actually receives any cash or other property from the partnership.  The tax is based not on money or other property he actually receives, but his proportionate share of what the partnership earns.  However, most MLPs make it a policy to make quarterly distributions to their partners that will comfortably exceed any income tax owed.  Although they resemble corporate dividends, MLP distributions are treated differently.  The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP interest, capital gain.  The investor’s original basis is generally the price paid for the units.  The basis is adjusted downward with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income and gain.

The partner generally will not be taxed on MLP distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease resulting from prior distributions; or (2) his basis reaches zero.  When the units are sold, the difference between the sales price and the investor’s adjusted basis is the gain or loss for federal income tax purposes.

At tax filing season an MLP investor will receive a Schedule K-1 form showing the investor’s share of each item of the partnership’s income, gain, loss, deductions and credits.  The investor will use that information to figure the investor’s taxable income (MLPs generally provide their investors with material that walks them through all the steps).  If there is net income derived from the MLP, the investor pays federal income tax at his, her or its tax rate.  If there is a net loss derived from the MLP, it is generally considered a “passive loss” under the Internal Revenue Code and generally may not be used to offset income from other sources, but must be carried forward.

Because we are a corporation, we, and not our stockholders, will report the income or loss of the MLPs.  Thus, our stockholders will not have to deal with any Schedules K-1 reporting income and loss items of the MLPs.  Stockholders, instead, will receive a Form 1099 from us.  In addition, due to our broad public ownership, we do not expect to be subject to the passive loss limitation rules mentioned in the preceding paragraph.

Common and Preferred Stock

Federal Income Tax Treatment of Common Stock Distributions.  Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our income, gains, losses or deductions in computing its own taxable income.  Instead, since we are of the opinion that, under present law, our shares of common stock will constitute equity, distributions with respect to such shares (other than distributions in redemption of shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes.  Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments.  As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from the MLPs will exceed our share of the MLPs’ income.  In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock.  Thus, we anticipate that only a portion of the distributions of distributable cash flow (“DCF”) will be treated as dividend income to common stockholders.  To the extent that distributions to a stockholder exceed our current and accumulated earnings and profits, such distributions will be treated as a return of capital and the stockholder’s basis in shares of stock with respect to which the distributions are made will be reduced and, if a stockholder has no further basis in the shares, the stockholder will report any excess as capital gain if the stockholder holds such shares as a capital asset.

Dividends of current or accumulated earnings and profits generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject

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to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code.  Under federal income tax law, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%.  Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria.  To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends).  A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the common or preferred stock.  The provisions of the Internal Revenue Code applicable to qualified dividend income are effective through 2010.  Thereafter, higher tax rates will apply unless further legislative action is taken.

Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the shares on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares.  Corporate holders should consult their own tax advisors regarding the application of these limitations to their particular situation.

If a common stockholder participates in our Automatic Dividend Reinvestment Plan, such stockholder will be treated as receiving the amount of the distributions made by the Company, which amount generally will be either equal to the amount of cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by the Company, the fair market value of the shares issued to the stockholder.

Federal Income Tax Treatment of Preferred Stock Distributions.  Under present law, we believe that our preferred stock will constitute equity for federal income tax purposes, and thus distributions with respect to the preferred stock (other than distributions in redemption of preferred stock subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our current or accumulated earnings and profits allocable to such shares, as calculated for federal income tax purposes.  Earnings and profits are generally treated, for federal income tax purposes, as first being allocable to distributions on the preferred stock and then to the extent remaining, if any, to distributions on our common stock.  Dividends generally will be taxable as ordinary income to holders, but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors, as described above.  In the case of corporate holders of preferred stock, subject to applicable requirements and limitations, dividends may be eligible for the dividends received deduction available to corporations under Section 243 of the Internal Revenue Code (see discussion above).  Distributions in excess of our earnings and profits allocable to preferred stock, if any, will first reduce a shareholder’s adjusted tax basis in his or her shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder who holds such shares as a capital asset.  Because we have elected not to be treated as a regulated investment company under the Internal Revenue Code, we are not entitled to designate any dividends made with respect to our stock as capital gain distributions.

Sale of Shares.  The sale of shares of common or preferred stock by holders will generally be a taxable transaction for federal income tax purposes.  Holders of shares who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold.  If the shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss.  Similarly, a redemption by us (including a redemption

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resulting from our liquidation), if any, of all the shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code, provided that the redemption proceeds do not represent declared but unpaid dividends.  Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied to achieve such treatment.

Capital gain or loss will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less.  Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%).  Under current law, the maximum federal income tax rate on capital gain for noncorporate holders is scheduled to increase to 20% for taxable years after 2010.  For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%.  A holder’s ability to deduct capital losses may be limited.

Investment by Tax-Exempt Investors and Regulated Investment Companies.  Employee benefit plans, other tax-exempt organizations and regulated investment companies may want to invest in our securities.  Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income (“UBTI”).  Because we are a corporation for federal income tax purposes, an owner of shares will not report on its federal income tax return any of our items of income, gain, loss and deduction.  Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of our stock unless its ownership of the stock is debt-financed.  In general, stock would be debt-financed if the tax-exempt owner of stock incurs debt to acquire the stock or otherwise incurs or maintains debt that would not have been incurred or maintained if the stock had not been acquired.

For federal income tax purposes, a regulated investment company, or “mutual fund,” may not have more than 25% of the value of its total assets, at the close of any fiscal quarter, invested in the securities of one or more qualified publicly traded partnerships, which will include most MLPs.  Shares of our stock are not securities of a qualified publicly traded partnership and will not be treated as such for purposes of calculating the limitation imposed upon regulated investment companies.

Backup Withholding.  We may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions (including redemption proceeds) payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding (or if we have been so notified).  Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.

Other Taxation.  Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.  Our distributions also may be subject to state and local taxes.

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Debt Securities

Federal Income Tax Treatment of Holders of Debt Securities.  Under present law, we are of the opinion that our debt securities will constitute indebtedness for federal income tax purposes, which the discussion below assumes.  We intend to treat all payments made with respect to the debt securities consistent with this characterization.

Taxation of Interest.  Payments or accruals of interest on debt securities generally will be taxable to you as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.

Purchase, Sale and Redemption of Debt Securities.  Initially, your tax basis in debt securities acquired generally will be equal to your cost to acquire such debt securities.  This basis will increase by the amounts, if any, that you include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such debt securities, as discussed below.  When you sell or exchange any of your debt securities, or if any of your debt securities are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to tax as interest in the manner described above) and your tax basis in the debt securities relinquished.

Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your debt securities generally will be capital gain or loss.  Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less.  Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%, although this rate will increase to 20% after 2010) than net short-term capital gain or ordinary income (currently a maximum rate of 35%).  For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%.  A holder’s ability to deduct capital losses may be limited.

Amortizable Premium. If you purchase debt securities at a cost greater than their stated principal amount, plus accrued interest, you will be considered to have purchased the debt securities at a premium, and you generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities.  If you make the election to amortize the premium, it generally will apply to all debt instruments that you hold at the time of the election, as well as any debt instruments that you subsequently acquire.  In addition, you may not revoke the election without the consent of the IRS.  If you elect to amortize the premium, you will be required to reduce your tax basis in the debt securities by the amount of the premium amortized during your holding period.  If you do not elect to amortize premium, the amount of premium will be included in your tax basis in the debt securities.  Therefore, if you do not elect to amortize the premium and you hold the debt securities to maturity, you generally will be required to treat the premium as a capital loss when the debt securities are redeemed.

Market Discount. If you purchase debt securities at a price that reflects a “market discount,” any principal payments on, or any gain that you realize on the disposition of, the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time you held such debt securities.  “Market discount” is defined under the Internal Revenue Code as, in general, the excess of the stated redemption price at maturity over the purchase price of the debt security, except that if the market discount is less than 0.25% of the stated redemption price at maturity multiplied by the number of complete years to maturity, the market discount is considered to be zero.  In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry the debt securities that were acquired

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at a market discount.  In general, market discount will be treated as accruing ratably over the term of the debt securities, or, at your election, under a constant yield method.

You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income.  If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply and you will increase your basis in the debt security by the amount of market discount you include in gross income.  If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies.  This election may not be revoked without the consent of the IRS.

Information Reporting and Backup Withholding.  In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients (such as certain corporations).  Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined below) and the amount of tax, if any, withheld with respect to such payments.  Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty.  In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in “Taxation of Non-U.S. Holders” has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.

We may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable payments (including redemption proceeds) payable to holders of debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified).  Certain corporate and other shareholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.  If you are a non-U.S. Holder, you may have to comply with certification procedures to establish your non-U.S. status in order to avoid backup withholding tax requirements.  The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.

Taxation of Non-U.S. Holders.  If you are a non-resident alien individual or a foreign corporation (a “non-U.S. Holder”), the payment of interest on the debt securities generally will be considered “portfolio interest” and thus generally will be exempt from United States federal withholding tax.  This exemption will apply to you provided that (1) interest paid on the debt securities is not effectively connected with your conduct of a trade or business in the United States, (2) you are not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Internal Revenue Code, (3) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of our stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly to us through stock ownership, and (5) you satisfy the certification requirements described below.

To satisfy the certification requirements, either (1) the holder of any debt securities must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name,

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address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements.  Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.

Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where a non-U.S. Holder can claim the benefits of an applicable tax treaty to reduce or eliminate such withholding tax and such non-U.S. Holder provides us with a properly executed IRS Form W-8BEN claiming such exemption or reduction.

Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from United States federal income tax, including withholding tax.  This exemption will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S. for 183 days or more in the taxable year of the disposition and either your gain is attributable to an office or other fixed place of business that you maintain in the U.S. or you have a tax home in the United States.

PROXY VOTING POLICIES

We and the Adviser have adopted proxy voting policies and procedures (“Proxy Policy”), which we believe are reasonably designed to ensure that proxies are voted in our best interests and our stockholders best interests.  Subject to the oversight of the Board, the Board has delegated responsibility for implementing the Proxy Policy to the Adviser.  Because of the unique nature of MLPs in which we primarily invest, the Adviser shall evaluate each proxy on a case-by-case basis.  Because proxies of MLPs are expected to relate only to extraordinary measures, we do not believe it is prudent to adopt pre-established voting guidelines.

In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management.  On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and stockholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders.  In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders.

The Chief Executive Officer is responsible for monitoring corporate actions and ensuring that (1) proxies are received and forwarded to the appropriate decision makers; and (2) proxies are voted in a timely manner upon receipt of voting instructions.  We are not responsible for voting proxies we do not receive, but will make reasonable efforts to obtain missing proxies.  The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (1) significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships.  All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser, or a Manager of the Adviser designated by the Investment Committee, and shall be executed by the Chief Executive Officer or, if the proxy may be voted electronically, electronically voted by the Chief Executive Officer or his designee.  Every effort

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shall be made to consult with the portfolio manager and/or analyst covering the security.  We may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

If a request for proxy presents a conflict of interest between our stockholders on the one hand, and the Adviser, the principal underwriters, or any affiliated persons of us, on the other hand, management may (i) disclose the potential conflict to the Board of Directors and obtain consent; or (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

Information regarding how we voted proxies for the period from our commencement of operations through June 30, 2007, is available without charge by calling us at 1-866-362-9331.  You also may access this information on the SEC’s website at http://www.sec.gov.  The Adviser’s website at www.tortoiseadvisors.com provides a link to all of our reports filed with the SEC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri, serves as our independent registered public accounting firm.  Ernst & Young LLP provides audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC.

INTERNAL ACCOUNTANT

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) serves as our internal accountant.  For its services, we pay U.S. Bancorp a fee computed at $24,000 for the first $50 million of our net assets, 0.0125% on the next $200 million of net assets and 0.0075% on the balance of our net assets.  For the fiscal years ended November 30, 2007, 2006 and 2005, we paid U.S. Bancorp $88,428, $67,856 and $60,831, respectively, for internal accounting services.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the common stock, preferred stock and debt securities offered hereby, has been filed by us with the SEC.  The prospectus, prospectus supplement, and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto.  Please refer to the Registration Statement for further information with respect to us and the offering of our securities.  Statements contained in the prospectus, prospectus supplement, and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference.  Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

Our 2007 Annual Report, which contains our financial statements as of November 30, 2007, notes thereto, and other information about us, will be filed with the SEC, and once filed, is expected to be incorporated by reference into, and shall accompany, this Statement of Additional Information.

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Our 2007 Annual Report includes supplemental financial information which presents selected ratios as a percentage of our total investment portfolio and a calculation of our distributable cash flow (“DCF”) and related information.  You may request a free copy of the Statement of Additional Information, our annual, semi-annual and quarterly reports, or make other requests for information about us, by calling toll-free 1-866-362-9331, or by writing to us at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

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APPENDIX A –
SUMMARY OF CERTAIN PROVISIONS OF THE INDENTURE
AND FORM OF SUPPLEMENTAL INDENTURE

The following is a summary of certain provisions of the indenture dated July 13, 2004 (the “Original Indenture”) and the form of Supplemental Indenture dated ___________.  This summary does not purport to be complete and is qualified in its entirety by reference to the Indenture, a copy of which is on file with the SEC.

DEFINITIONS

“‘AA’ Composite Commercial Paper Rate” on any date means (i) the interest equivalent of (1) the 7-day rate, in the case of a Rate Period which is 7 days or shorter, (2) the 30-day rate, in the case of a Rate Period which is a Standard Rate Period greater than 7 days but fewer than or equal to 31 days, or (3) the 180-day rate, in the case of all other Rate Periods, on financial commercial paper on behalf of issuers whose corporate bonds are rated “AA” by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on financial commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%).  If any Commercial Paper Dealer does not quote a rate required to determine the “AA” Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, a nationally recognized dealer in commercial paper of such issues then making such quotations selected by the Company.  For purposes of this definition, (A) “Commercial Paper Dealers” shall mean (1) Citigroup Global Markets Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for financial commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in financial commercial paper of such issuers then making such quotations selected by the Company, and (B) “interest equivalent” of a rate stated on a discount basis for financial commercial paper of a given number of days’ maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

“Affiliate” means any person controlled by, in control of or under common control with the Company; provided that no Broker-Dealer controlled by, in control of or under common control with the Company shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the directors or executive officers of which is also a Director of the Company be deemed to be an Affiliate solely because such director or executive officer is also a Director of the Company.

“Agent Member” means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

“All Hold Rate” means 80% of the “AA” Composite Commercial Paper Rate.

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“Applicable Rate” means the rate determined in accordance with the procedures in paragraph (c)(i) of Interest in this Appendix A.

“Auction” means each periodic implementation of the Auction Procedures.

“Auction Agent” means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Company to follow the Auction Procedures for the purpose of determining the Applicable Rate.

“Auction Agreement” means the agreement between the Auction Agent and the Company pursuant to which the Auction Agent agrees to follow the procedures specified in Appendix A-I Tortoise Notes Auction Procedures, as such agreement may from time to time be amended or supplemented.

“Auction Date” means the first Business Day next preceding the first day of a Rate Period for each series of Tortoise Notes.

“Auction Desk” means the business unit of a Broker-Dealer that fulfills the responsibilities of the Broker-Dealer under a Broker-Dealer Agreement, including soliciting Bids for the Tortoise Notes, and units of the Broker-Dealer which are not separated from such business unit by information controls appropriate to control, limit and monitor the inappropriate dissemination of information about Bids.

“Auction Period” means with respect to the Tortoise Notes, either a Standard Auction Period or a Special Auction Period, as applicable.

“Auction Procedures” means the procedures for conducting Auctions set forth in Appendix A-I hereto.

“Auction Rate” means for each series of Tortoise Notes for each Auction Period, (i) if Sufficient Clearing Bids exist, the Winning Bid Rate, provided, however, if all of the Tortoise Notes are the subject of Submitted Hold Orders, the All Hold Rate for such series of Tortoise Notes and (ii) if Sufficient Clearing Bids do not exist, the Maximum Rate for such series of Tortoise Notes.

“Authorized Denomination” means $25,000 and any integral multiple thereof.

“Available Tortoise Notes” means for each series of Tortoise Notes on each Auction Date, the number of Units of Tortoise Notes of such series that are not the subject of Submitted Hold Orders.

“Beneficial Owner,” with respect to each series of Tortoise Notes, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such series of Tortoise Notes.

“Bid” shall have the meaning specified in Appendix A-I Tortoise Notes Auction Procedures.

“Bidder” means each Beneficial Owner, Potential Beneficial Owner and Broker Dealer who places an Order.

“Board of Directors” or “Board” means the Board of Directors of the Company or any duly authorized committee thereof as permitted by applicable law.

“Broker-Dealer” means any broker-dealer or broker-dealers, or other entity permitted by law to perform the function required of a Broker-Dealer by the Auction Procedures, that has been selected by the Company and that is a party to a Broker-Dealer Agreement with the Auction Agent.  The “Broker-

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Dealer” of record with respect to any Tortoise Notes is the Broker-Dealer which placed the Order for such Tortoise Note or whom the Existing Holder of such Tortoise Note has designated as its Broker-Dealer with respect to such Tortoise Note, in each case as reflected in the records of the Auction Agent.

“Broker-Dealer Agreement” means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

“Broker-Dealer Deadline” means, with respect to an Order, the internal deadline established by the Broker-Dealer through which the Order was placed after which it will not accept Orders or any change in any Order previously placed with such Broker-Dealer; provided, however, that nothing shall prevent the Broker-Dealer from correcting Clerical Errors by the Broker-Dealer with respect to Orders from Bidders after the Broker-Dealer Deadline pursuant to the provisions herein.  Any Broker-Dealer may change the time or times of its Broker-Dealer Deadline as it relates to such Broker-Dealer by giving notice not less than two Business Days prior to the date such change is to take effect to Bidders who place Orders through such Broker-Dealer.

“Business Day” means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close, days on which the Federal Reserve Bank of New York is not open for business, days on which banking institutions or trust companies located in the state in which the operations of the Auction Agent are conducted are authorized or required to be closed by law, regulation or executive order of the state in which the Auction Agent conducts operations with respect to the Tortoise Notes.

“Clerical Error” means a clerical error in the processing of an Order, and includes, but is not limited to, the following:  (i) a transmission error, including but not limited to, an Order sent to the wrong address or number, failure to transmit certain pages or illegible transmission, (ii) failure to transmit an Order received from one or more Existing Holders or Potential Beneficial Owners (including Orders from the Broker-Dealer which were not originated by the Auction Desk) prior to the Broker-Dealer Deadline or generated by the Broker-Dealer’s Auction Desk for its own account prior to the Submission Deadline or (iii) a typographical error.  Determining whether an error is a “Clerical Error” is within the reasonable judgment of the Broker-Dealer, provided that the Broker-Dealer has a record of the correct Order that shows it was so received or so generated prior to the Broker-Dealer Deadline or the Submission Deadline, as applicable.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commercial Paper Dealers” has the meaning set forth in the definition of AA Composite Commercial Paper Rate.

“Commission” means the Securities and Exchange Commission.

“Default Rate” means the Reference Rate multiplied by three (3).

“Deposit Securities” means cash and any obligations or securities, including short term money market instruments that are Eligible Assets, rated at least AAA, A-2 or SP-2 by Fitch, except that, such obligations or securities shall be considered “Deposit Securities” only if they are also rated at least P-2 by Moody’s.

“Discount Factor” means the Moody’s Discount Factor (if Moody’s is then rating the Tortoise Notes), Fitch Discount Factor (if Fitch is then rating the Tortoise Notes) or an Other Rating Agency Discount Factor, whichever is applicable.

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“Discounted Value” means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

“Eligible Assets” means Moody’s Eligible Assets or Fitch’s Eligible Assets (if Moody’s or Fitch are then rating the Tortoise Notes) and/or Other Rating Agency Eligible Assets, whichever is applicable.

“Error Correction Deadline” means one hour after the Auction Agent completes the dissemination of the results of the Auction to Broker-Dealers without regard to the time of receipt of such results by any Broker-Dealer; provided, however, in no event shall the Error Correction Deadline extend past 4:00 p.m., New York City time unless the Auction Agent experiences technological failure or force majeure in disseminating the Auction results which causes a delay in dissemination past 3:00 p.m., New York City time.

“Existing Holder,” with respect to Tortoise Notes of a series, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Company) that is listed on the records of the Auction Agent as a holder of Tortoise Notes of such series.

“Fitch” means Fitch Ratings and its successors at law.

“Fitch Discount Factor” means the discount factors set forth in the Fitch Guidelines for use in calculating the Discounted Value of the Company’s assets in connection with Fitch’s ratings of Tortoise Notes.

“Fitch Eligible Asset” means assets of the Company set forth in the Fitch Guidelines as eligible for inclusion in calculating the Discounted Value of the Company’s assets in connection with Fitch’s ratings of Tortoise Notes.

“Fitch Guidelines” mean the guidelines provided by Fitch, as may be amended from time to time, in connection with Fitch’s ratings of Tortoise Notes.

“Hold Order” shall have the meaning specified in Appendix A-I Tortoise Notes Auction Procedures or an Order deemed to have been submitted as provided in paragraph (a) of Section 1 of Appendix A-I Tortoise Notes Auction Procedures.

“Holder” means, with respect to Tortoise Notes, the registered holder of notes of each series of Tortoise Notes as the same appears on the books or records of the Company.

“Index” means on any Auction Date with respect to Tortoise Notes in any Auction Period of 35 days or less the applicable LIBOR rate.  The Index with respect to Tortoise Notes in any Auction Period of more than 35 days shall be the rate on United States Treasury Securities having a maturity which most closely approximates the length of the Auction Period as last published in The Wall Street Journal or such other source as may be mutually agreed upon by the Trustee and the Broker-Dealers.  If either rate is unavailable, the Index shall be an index or rate agreed to by all Broker-Dealers and consented to by the Company.  For the purpose of this definition an Auction Period of 35 days or less means a 35-day Auction Period or shorter Auction Period, i.e., a 35-day Auction Period which is extended because of a holiday would still be considered an Auction Period of 35 days or less.

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“Interest Payment Date” when used with respect to any Tortoise Notes, means the date on which an installment of interest on such Tortoise Notes shall be due and payable which generally shall be the day next following an Auction Date.

“LIBOR” means, for purposes of determining the Reference Rate,  (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on display page 3750 of Moneyline’s Telerate Service (“Telerate Page 3750”) (or such other page as may replace that page on that service, or such other service as may be selected by Lehman Brothers Inc. or its successors) as of 11:00 a.m., London time, on the day that is the Business Day on the Auction Date or, if the Auction Date is not a Business Day, the Business Day preceding the Auction Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) Lehman Brothers Inc. shall determine the arithmetic mean of the offered quotations of the reference banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by Lehman Brothers Inc. by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by Lehman Brothers Inc. to the reference banks, (B) if at least two of the reference banks provide such quotations, LIBOR shall equal such arithmetic mean of such quotations, (C) if only one or none of the reference banks provide such quotations, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York, New York selected by Lehman Brothers Inc. (after obtaining the Company’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by Lehman Brothers Inc. (after obtaining the Company’s approval) that is representative of a single transaction in such market at such time by reference to the principal London office of leading banks in the London interbank market; provided, however, that if Lehman Brothers Inc. is not a Broker-Dealer or does not quote a rate required to determine LIBOR, LIBOR will be determined on the basis of the quotation or quotations furnished by any other Broker-Dealer selected by the Company to provide such rate or rates not being supplied by Lehman Brothers Inc.; provided further, that if Lehman Brothers Inc. and/or a substitute Broker-Dealer are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR shall be the most recently determinable LIBOR.  If the number of Rate Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

“Market Value” means the market value of an asset of the Company determined as follows:  For equity securities, the value obtained from readily available market quotations.  If an equity security is not traded on an exchange or not available from a Board-approved pricing service, the value obtained from written broker-dealer quotations.  For fixed-income securities, the value obtained from readily available market quotations based on the last sale price of a security on the day the Company values its assets or the market value obtained from a pricing service or the value obtained from a direct written broker-dealer quotation from a dealer who has made a market in the security.  “Market Value” for other securities will mean the value obtained pursuant to the Company’s valuation procedures.  If the market value of a security cannot be obtained, or the Company’s investment adviser determines that the value of a security

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as so obtained does not represent the fair value of a security, fair value for that security shall be determined pursuant to the valuation procedures adopted by the Board of Directors.

“Maximum Rate” means, on any date on which the Applicable Rate is determined, the rate equal to the applicable percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Company would be in compliance with the Tortoise Notes Basic Maintenance Amount.

“Minimum Rate” means, on any Auction Date with respect to a Rate Period of __ days or fewer, 70% of the AA Composite Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date.  There shall be no Minimum Rate on any Auction Date with respect to a Rate Period of more than the Standard Rate Period.

“Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors at law.

“Moody’s Discount Factor” means the discount factors set forth in the Moody’s Guidelines for use in calculating the Discounted Value of the Company’s assets in connection with Moody’s ratings of Tortoise Notes.

“Moody’s Eligible Assets” means assets of the Company set forth in the Moody’s Guidelines as eligible for inclusion in calculating the Discounted Value of the Company’s assets in connection with Moody’s ratings of Tortoise Notes.

“Moody’s Guidelines” mean the guidelines provided by Moody’s, as may be amended from time to time, in connection with Moody’s ratings of Tortoise Notes.

“1940 Act Tortoise Notes Asset Coverage” means asset coverage, as determined in accordance with Section 18(h) of the Investment Company Act, of at least 300% with respect to all outstanding senior securities representing indebtedness of the Company, including all Outstanding Tortoise Notes (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its common stock), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

“Notes” means Securities of the Company ranking on a parity with the Tortoise Notes that may be issued from time to time pursuant to the Indenture.

“Order” means a Hold Order, Bid or Sell Order.

“Original Issue Date” means, with respect to the Tortoise Notes, Series __, _________.

“Other Rating Agency” means each rating agency, if any, other than Moody’s or Fitch then providing a rating for the Tortoise Notes pursuant to the request of the Company.

“Other Rating Agency Discount Factor” means the discount factors set forth in the Other Rating Agency Guidelines of each Other Rating Agency for use in calculating the Discounted Value of the Company’s assets in connection with the Other Rating Agency’s rating of Tortoise Notes.

“Other Rating Agency Eligible Assets” means assets of the Company set forth in the Other Rating Agency Guidelines of each Other Rating Agency as eligible for inclusion in calculating the

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Discounted Value of the Company’s assets in connection with the Other Rating Agency’s rating of Tortoise Notes.

“Other Rating Agency Guidelines” mean the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency’s rating of Tortoise Notes.

“Outstanding” or “outstanding” means, as of any date, Tortoise Notes theretofore issued by the Company except, without duplication, (i) any Tortoise Notes theretofore canceled, redeemed or repurchased by the Company, or delivered to the Trustee for cancellation or with respect to which the Company has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such Tortoise Notes and (ii) any Tortoise Notes represented by any certificate in lieu of which a new certificate has been executed and delivered by the Company.  Notwithstanding the foregoing, (A) in connection with any Auction, any series of Tortoise Notes as to which the Company or any person known to the Auction Agent to be an Affiliate of the Company shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (B) for purposes of determining the Tortoise Notes Basic Maintenance Amount, Tortoise Notes held by the Company shall be disregarded and not deemed Outstanding but Tortoise Notes held by any Affiliate of the Company shall be deemed Outstanding.

“Paying Agent” means BNY Midwest Trust Company unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Company to serve as paying agent, transfer agent, registrar, and redemption agent with respect to the Tortoise Notes, which Paying Agent may be the same as the Trustee or the Auction Agent.

“Person” or “person” means and includes an individual, a corporation, a partnership, a trust, a company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Potential Beneficial Owner,” with respect to a series of Tortoise Notes, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of Tortoise Notes of such series but that wishes to purchase Tortoise Notes of such series, or that is a Beneficial Owner of Tortoise Notes of such series that wishes to purchase additional Tortoise Notes of such series; provided, however, that for purposes of conducting an Auction, the Auction Agent may consider a Broker-Dealer acting on behalf of its customer as a Potential Beneficial Owner.

“Potential Holder,” with respect to Tortoise Notes of such series, shall mean a Broker-Dealer (or any such other person as may be permitted by the Company) that is not an Existing Holder of Tortoise Notes of such series or that is an Existing Holder of Tortoise Notes of such series that wishes to become the Existing Holder of additional Tortoise Notes of such series; provided, however, that for purposes of conducting an Auction, the Auction Agent may consider a Broker-Dealer acting on behalf of its customer as a Potential Holder.

“Rate Period” means, with respect to a series of Tortoise Notes, the period commencing on the Original Issue Date thereof and ending on the date specified for such series on the Original Issue Date thereof and thereafter, as to such series, the period commencing on the day following each Rate Period for such series and ending on the day established for such series by the Company.

“Rating Agency” means each of Fitch (if Fitch is then rating Tortoise Notes), Moody’s (if Moody’s is then rating Tortoise Notes) and any Other Rating Agency.

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“Rating Agency Guidelines” mean Fitch Guidelines (if Fitch is then rating Tortoise Notes), Moody’s Guidelines (if Moody’s is then rating Tortoise Notes) and any Other Rating Agency Guidelines (if any other Rating Agency is then rating Tortoise Notes), whichever is applicable.

“Redemption Date,” when used with respect to any Tortoise Note to be redeemed, means the date fixed for such redemption by or pursuant to the Indenture.

“Redemption Price,” when used with respect to any Tortoise Note to be redeemed, means the price at which it is to be redeemed pursuant to the Indenture.

“Reference Rate” means, with respect to the determination of the Maximum Rate and Default Rate, the greater of (i) the applicable AA Composite Commercial Paper Rate (for a Rate Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Rate Period of 184 days or more), or (ii) the applicable LIBOR Rate.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Securities Depository” means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Company that agrees to follow the procedures required to be followed by such securities depository in connection with the Tortoise Notes Series __.

“Sell Order” shall have the meaning specified in Appendix A-I Tortoise Notes Auction Procedures.

“Special Auction Period” means an Auction Period that is not a Standard Auction Period.

“Special Rate Period” means a Rate Period that is not a Standard Rate Period.

“Specific Redemption Provisions” means, with respect to any Special Rate Period of more than one year, either, or any combination of (i) a period (a “Non-Call Period”) determined by the Board of Directors after consultation with the Broker-Dealers, during which the Tortoise Notes subject to such Special Rate Period are not subject to redemption at the option of the Issuer pursuant to Section 2.03(a)(ii) and (ii) a period (a “Premium Call Period”), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the Tortoise Notes subject to such Special Rate Period shall be redeemable at the Issuer’s option pursuant to Section 2.03(a)(i) and/or in connection with any mandatory redemption pursuant to Section 2.03(a)(ii) at a price equal to the principal amount plus accrued but unpaid interest plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

“Standard Auction Period” means an Auction Period of ___ days.

“Standard Rate Period” means a Rate Period of ____ days.

“Stated Maturity” with respect to Tortoise Notes Series __, shall mean _________.

“Submission Deadline” means 1:00 P.M., New York City time, on any Auction Date or such other time on such date as shall be specified by the Auction Agent from time to time pursuant to the Auction Agreement as the time by which the Broker-Dealers are required to submit Orders to the Auction Agent.  Notwithstanding the foregoing, the Auction Agent will follow the Securities Industry and Financial Markets Association’s Early Market Close Recommendations for shortened trading days for the bond markets (the “SIFMA Recommendation”) unless the Auction Agent is instructed otherwise in

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writing by the Company.  In the event of a SIFMA Recommendation with respect to an Auction Date, the Submission Deadline will be 11:30 A.M., instead of 1:00 P.M., New York City time.

“Submitted Bid” shall have the meaning specified in Appendix A-I Tortoise Notes Auction Procedures.

“Submitted Hold Order” shall have the meaning specified in Appendix A-I Tortoise Notes Auction Procedures.

“Submitted Order” shall have the meaning specified in Appendix A-I Tortoise Notes Auction Procedures.

“Submitted Sell Order” shall have the meaning specified in Appendix A-I Tortoise Notes Auction Procedures.

“Sufficient Clearing Bids” means for each series of Tortoise Notes, an Auction for which the number of Units of Tortoise Notes of such series that are the subject of Submitted Bids by Potential Beneficial Owners specifying one or more rates not higher than the Maximum Rate is not less than the number of Units of Tortoise Notes of such series that are the subject of Submitted Sell Orders and of Submitted Bids by Existing Holders specifying rates higher than the Maximum Rate.

“Tortoise Notes Basic Maintenance Amount” as of any Valuation Date has the meaning set forth in the Rating Agency Guidelines.

“Tortoise Notes Series __” means the Series __ Tortoise Notes or any other Notes hereinafter designated as Series _ of the Tortoise Notes.

“Treasury Index Rate” means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Rate Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Rate Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Company by at least three recognized dealers in U.S. Government securities selected by the Company.

“Trustee” means BNY Midwest Trust Company or such other person who is named as a trustee pursuant to the terms of the Indenture.

“Unit” means, with respect to each series of Tortoise Notes, the principal amount of the minimum Authorized Denomination of the Tortoise Notes.

“Valuation Date” means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Company; provided, further, however, that such first Valuation Date shall be not more than one week from the date on which Tortoise Notes Series ___ initially are issued.

“Winning Bid Rate” means for each series of Tortoise Notes, the lowest rate specified in any Submitted Bid of such series of Tortoise Notes which if selected by the Auction Agent as the Applicable

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Rate would cause the number of Units of Tortoise Notes of such series that are the subject of Submitted Bids specifying a rate not greater than such rate to be not less than the number of Units of Available Tortoise Notes of such series.

NOTE DETAILS, FORM OF NOTES AND REDEMPTION OF NOTES

Section 2.02    Interest

(a)            The Holders of any series of Tortoise Notes shall be entitled to receive interest payments on their Tortoise Notes at the Applicable Rate, determined as set forth in paragraph (c) below, and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section 2.02.  Interest on the Outstanding Tortoise Notes of any series issued on the Original Issue Date shall accumulate from the Original Issue Date.

(b)(i)        Interest shall be payable, subject to subparagraph (b)(ii) below, on each series of Tortoise Notes, with respect to any Rate Period on the first Business Day following the last day of such Rate Period; provided, however, if the Rate Period is greater than 30 days then on a monthly basis on the first Business Day of each month within such Rate Period, not including the initial Rate Period, and on the Business Day following the last day of such Rate Period.

(ii)            If a day for payment of interest resulting from the application of subparagraph (b)(i) above is not a Business Day, then the Interest Payment Date shall be the first Business Day following such day for payment of interest in the case of a series of Tortoise Notes designated as “Series __.”

(iii)            The Company shall pay to the Paying Agent not later than 3:00 p.m., New York City time, on the Business Day next preceding each Interest Payment Date for each series of Tortoise Notes, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the interest to be paid to all Holders of such Tortoise Notes on such Interest Payment Date.  The Company shall not be required to establish any reserves for the payment of interest.

(iv)            All moneys paid to the Paying Agent for the payment of interest shall be held in trust for the payment of such interest by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) below. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of interest, including interest earned on such moneys, will, to the extent permitted by law, be repaid to the Company at the end of 90 days from the date on which such moneys were to have been so applied.

(v)            Each interest payment on a series of Tortoise Notes shall be paid on the Interest Payment Date therefor to the Holders of that series as their names appear on the security ledger or security records of the Company on the Business Day next preceding such Interest Payment Date. Interest in arrears for any past Rate Period may be declared and paid at any time, without reference to any regular Interest Payment Date, to the Holders as their names appear on the books or records of the Company on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.  No interest will be payable in respect of any Interest Payment or payments which may be in arrears.

(c)(i)            The interest rate on Outstanding Tortoise Notes of each series during the period from and after the Original Issue Date to and including the last day of the initial Rate Period therefor shall be equal to __%. For each subsequent Rate Period with respect to the Tortoise Notes Outstanding thereafter, the

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interest rate shall be equal to the rate per annum that results from an Auction; provided, however, that if an Auction for any subsequent Rate Period of a series of Tortoise Notes is not held for any reason or if Sufficient Clearing Bids have not been made in an Auction (other than as a result of all series of Tortoise Notes being the subject of Submitted Hold Orders), then the interest rate on a series of Tortoise Notes for any such Rate Period shall be the Maximum Rate (except during a Default Period (as defined below) when the interest rate shall be the Default Rate, as set forth in (c)(ii) below).  The All Hold Rate will apply automatically following an Auction in which all of the Outstanding series of Tortoise Notes are subject (or are deemed to be subject) to Hold Orders.  The rate per annum at which interest is payable on a series of Tortoise Notes as determined pursuant to this Section 2(c)(i) shall be the “Applicable Rate.”  For Standard Rate Periods or shorter periods only, the Applicable Rate resulting from an Auction will not be less than the Minimum Rate.

(ii)            Subject to the cure provisions below, a “Default Period” with respect to a particular series will commence on any date the Company fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any redemption price (the “Redemption Price”) payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default,” which shall constitute an Event of Default pursuant to Section 5.1(7) of the Original Indenture) or (B) the full amount of any accrued interest on that series payable on the Interest Payment Date (an “Interest Default” and together with a Redemption Default, hereinafter referred to as “Default”).  Subject to the cure provisions of (c)(iii) below, a Default Period with respect to an Interest Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid interest and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent.  In the case of an Interest Default, the Applicable Rate for each Rate Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Rate Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Rate Period.  No Auction shall be held during a Default Period with respect to an Interest Default applicable to that series of Tortoise Notes.

(iii)            No Default Period with respect to an Interest Default or Redemption Default shall be deemed to commence if the amount of any interest or any Redemption Price due (if such default is not solely due to the willful failure of the Company) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Interest Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

(iv)            The amount of interest per Unit of Tortoise Notes payable on each Interest Payment Date of each Rate Period of less than one (1) year (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Rate Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or portion thereof) that such Tortoise Notes were outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Rate Period of one (1) year or more, the amount of interest per Unit of Tortoise Notes payable on any Interest Payment Date (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed as described in the preceding sentence.

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(d)            Any Interest Payment made on any series of Tortoise Notes shall first be credited against the earliest accrued but unpaid interest due with respect to such series.

Section 2.03     Redemption

(a)(i)            After the initial Rate Period, subject to the provisions of the Indenture and to the extent permitted under the Investment Company Act, the Company may, at its option, redeem in whole or in part out of funds legally available therefor a series of Tortoise Notes designated in the Indenture as (A) having a Rate Period of one year or less, on the Business Day after the last day of such Rate Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at a redemption price equal to the aggregate principal amount, plus an amount equal to accrued but unpaid interest thereon (whether or not earned) to the date fixed for redemption (“Redemption Price”), or (B) having a Rate Period of more than one year, on any Business Day prior to the end of the relevant Rate Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Rate Period as set forth in the Indenture; provided, however, that during a Rate Period of more than one year no series of Tortoise Notes will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Directors after consultation with the Broker-Dealers at the time of the designation of such Rate Period.  Notwithstanding the foregoing, the Company shall not give a notice of or effect any redemption pursuant to this paragraph (a)(i) unless, on the date on which the Company intends to give such notice and on the date of redemption (a) the Company has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a series of Tortoise Notes by reason of the redemption of such Tortoise Notes on such date fixed for the redemption and (b) the Company would have Eligible Assets with an aggregate Discounted Value at least equal the Tortoise Notes Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) below shall be applicable in such circumstances in the event the Company makes the deposit and takes the other action required thereby.

(ii)            If the Company fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act Tortoise Notes Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the Tortoise Notes Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act Tortoise Notes Asset Coverage as of such last Business Day (each an “Asset Coverage Cure Date”), the Tortoise Notes will be subject to mandatory redemption out of funds legally available therefor.  The aggregate principal amount of Tortoise Notes to be redeemed in such circumstances will be equal to the lesser of (A) the minimum principal amount of Tortoise Notes the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Company having Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount, or sufficient to satisfy 1940 Act Tortoise Notes Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum principal amount of Tortoise Notes the redemption of which would have such result, all Tortoise Notes then Outstanding will be redeemed), and (B) the maximum principal amount of Tortoise Notes that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) below.

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(iii)            In determining the Tortoise Notes required to be redeemed in accordance with the foregoing subparagraph (a)(ii), the Company shall allocate the aggregate principal amount of Tortoise Notes required to be redeemed to satisfy the Tortoise Notes Basic Maintenance Amount or the 1940 Act Tortoise Notes Asset Coverage, as the case may be, pro rata among the Holders of Tortoise Notes in proportion to the aggregate principal amount of Tortoise Notes they hold, by lot or by such other method as the Company shall deem equitable, subject to the further provisions of this subparagraph (iii). The Company shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) above no later than 40 days after the Asset Coverage Cure Date (the “Mandatory Redemption Date”), except that if the Company does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the aggregate principal amount of Tortoise Notes which would be required to be redeemed by the Company under clause (A) of subparagraph (a)(ii) above if sufficient funds were available, or the Company otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Company shall redeem those Tortoise Notes, and other Notes, on the earliest practicable date on which the Company will have such funds available, upon notice pursuant to paragraph (b) below to record owners of the Tortoise Notes to be redeemed and the Paying Agent.  The Company will deposit with the Paying Agent funds sufficient to redeem the specified aggregate principal amount of Tortoise Notes with respect to a redemption required under subparagraph (a)(ii) above, by 1:00 p.m., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date.  If fewer than all of the Outstanding Tortoise Notes are to be redeemed pursuant to this subparagraph (iii), the aggregate principal amount of Tortoise Notes to be redeemed shall be redeemed pro rata from the Holders of such Tortoise Notes in proportion to the aggregate principal amount of such Tortoise Notes held by such Holders, by lot or by such other method as the Company shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions.  “Mandatory Redemption Price” means the Redemption Price plus (in the case of a Rate Period of one year or more only) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

(b)            In the event of a redemption pursuant to paragraph (a) above, the Company will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required under Rule 23c-2 under the Investment Company Act or any successor provision. In addition, the Company shall deliver a notice of redemption to the Auction Agent and the Trustee (the “Notice of Redemption”) containing the information set forth below (i) in the case of an optional redemption pursuant to subparagraph (a)(i) above, at least three Business Days prior to the giving of notice to the Holders and (ii) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date.  The Trustee will use its reasonable efforts to provide notice to each Holder of Tortoise Notes called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the Trustee determines the Tortoise Notes to be redeemed (or, during a Default Period with respect to such Tortoise Notes, not later than the close of business on the Business Day immediately following the day on which the Trustee receives Notice of Redemption from the Company).  The Trustee shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of Tortoise Notes called for redemption, the Paying Agent (if different from the Trustee) and the Securities Depository.  Notice of Redemption will be addressed to the registered owners of each series of Tortoise Notes at their addresses appearing on the books or records of the Company.  Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the principal amount and identity of Tortoise Notes to be redeemed, (iii) the redemption price (specifying the amount of accrued interest to be included therein and any redemption premium, if any), (iv) that interest on the Tortoise Notes to be redeemed will cease to accrue on such date fixed for redemption, (v) applicable cusip number(s) and (vi) the provision under which redemption shall

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be made.  No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.  If fewer than all Tortoise Notes held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the principal amount of Tortoise Notes to be redeemed from such Holder.

(c)            Notwithstanding the provisions of paragraph (a) above, no Tortoise Notes may be redeemed unless all interest on the Outstanding Tortoise Notes and all Notes of the Company ranking on a parity with the Tortoise Notes, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding Tortoise Notes pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding Tortoise Notes.

(d)            Upon the deposit of funds sufficient to redeem any Tortoise Notes with the Paying Agent and the giving of the Notice of Redemption to the Trustee under paragraph (b) above, interest on such Tortoise Notes shall cease to accrue and such Tortoise Notes shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Company has maintained the requisite Tortoise Notes Basic Maintenance Amount or the 1940 Act Tortoise Notes Asset Coverage), and all rights of the Holder of the Tortoise Notes so called for redemption shall cease and terminate, except the right of such Holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Company shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the Tortoise Notes called for redemption on such date and (ii) such other amounts, if any, to which Holders of the Tortoise Notes called for redemption may be entitled.  Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Company, after which time the Holders of Tortoise Notes so called for redemption may look only to the Company for payment of the redemption price and all other amounts, if any, to which they may be entitled.  The Company shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

(e)            To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem any series of Tortoise Notes shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Company shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any Tortoise Notes for which such Notice of Redemption has been given. Notwithstanding the fact that the Company may not have redeemed any Tortoise Notes for which a Notice of Redemption has been given, interest may be paid on a series of Tortoise Notes and shall include those Tortoise Notes for which Notice of Redemption has been given but for which deposit of funds has not been made.

(f)            All moneys paid to the Paying Agent for payment of the redemption price of any Tortoise Notes called for redemption shall be held in trust by the Paying Agent for the benefit of Holders of Tortoise Notes to be redeemed.

(g)            So long as any Tortoise Notes are held of record by the nominee of the Securities Depository, the redemption price for such Tortoise Notes will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

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(h)            Except for the provisions described above, nothing contained herein limits any right of the Company to purchase or otherwise acquire any Tortoise Notes outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of interest on, or the mandatory or optional redemption price with respect to, any series of Tortoise Notes for which Notice of Redemption has been given and the Company is in compliance with the 1940 Act Tortoise Notes Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. If fewer than all the Outstanding Tortoise Notes of any series are redeemed or otherwise acquired by the Company, the Company shall give notice of such transaction to the Trustee, in accordance with the procedures agreed upon by the Board of Directors.

(i)            The Board of Directors may, without further consent of the holders of the Tortoise Notes or the holders of shares of capital stock of the Company, authorize, create or issue any class or series of Notes, including other series of Tortoise Notes, ranking prior to or on a parity with the Tortoise Notes to the extent permitted by the Investment Company Act, if, upon issuance, either (A) the net proceeds from the sale of such Notes (or such portion thereof needed to redeem or repurchase the Outstanding Tortoise Notes) are deposited with the Trustee in accordance with paragraph (d), Notice of Redemption as contemplated by Section 2.03(b) has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding Tortoise Notes or (B) the Company would meet the 1940 Act Tortoise Notes Asset Coverage, the Tortoise Notes Basic Maintenance Amount and the requirements set forth below in “Certain Other Restrictions.”

(j)            If any Tortoise Notes are to be redeemed and such Tortoise Notes are held by the Securities Depository, the Company shall include in the notice of redemption delivered to the Securities Depository: (i) under an item entitled “Publication Date for Securities Depository Purposes”, the Interest Payment Date prior to the Redemption Date, and (ii) an instruction to the Securities Depository to (x) determine on such Publication Date after the Auction held on the immediately preceding Auction Date has settled, the Depository participants whose Securities Depository positions will be redeemed and the principal amount of such Tortoise Notes to be redeemed from each such position (the “Securities Depository Redemption Information”), and (y) notify the Auction Agent immediately after such determination of (A) the positions of the Depository Participants in such Tortoise Notes immediately prior to such Auction settlement, (B) the positions of the Depository Participants in such Tortoise Notes immediately following such Auction settlement and (C) the Securities Depository Redemption Information.  “Publication Date” shall mean three Business Days after the Auction Date next preceding such Redemption Date.

Section 2.04   Designation of Rate Period

The initial Rate Period for each series of Tortoise Notes is as set forth under “Designation” in the Indenture.  The Company will designate the duration of subsequent Rate Periods of each series of Tortoise Notes; provided, however, that no such designation is necessary for a Standard Rate Period and, provided further, that any designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Trustee the full amount of any interest on, or the redemption price of, Tortoise Notes shall have been cured as provided above, (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (iv) if the Company shall have mailed a Notice of Redemption with respect to any Tortoise Notes, the redemption price with respect to such Tortoise Notes shall have been deposited with the Paying Agent, and (v) in the case of the designation of a Special Rate Period, the Company has confirmed that as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted

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Value at least equal to the Tortoise Notes Basic Maintenance Amount, and the Company has consulted with the Broker-Dealers and has provided notice of such designation and otherwise complied with the Rating Agency Guidelines.

If the Company proposes to designate any Special Rate Period, not fewer than 7 (or two Business Days in the event the duration of the Rate Period prior to such Special Rate Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Rate Period, notice shall be (i) made by press release and (ii) communicated by the Company by telephonic or other means to the Trustee and confirmed in writing promptly thereafter.  Each such notice shall state (A) that the Company proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof and (B) that the Company will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent and the Trustee, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period, in which latter event the succeeding Rate Period shall be a Standard Rate Period.

No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Company shall deliver to the Auction Agent and Trustee, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

(i)            a notice stating (A) that the Company has determined to designate the next succeeding Rate Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

(ii)            a notice stating that the Company has determined not to exercise its option to designate a Special Rate Period.

If the Company fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Company shall be deemed to have delivered a notice to the Auction Agent with respect to such Rate Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Rate Period.

Section 2.05    Restrictions on Transfer

Tortoise Notes may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Company or any Affiliate.  Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose Tortoise Notes are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Tortoise Notes through different Broker-Dealers, advises the Auction Agent of such transfer.  The certificates representing the Tortoise Notes issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

Section 2.06    1940 Act Tortoise Notes Asset Coverage

The Company shall maintain, as of the last Business Day of each month in which any Tortoise Notes are Outstanding, asset coverage with respect to the Tortoise Notes which is equal to or greater than the 1940 Act Tortoise Notes Asset Coverage; provided, however, that subparagraph (a)(ii) of “Redemption” above shall be the sole remedy in the event the Company fails to do so.

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Section 2.07   Tortoise Notes Basic Maintenance Amount

So long as the Tortoise Notes are Outstanding and any Rating Agency is then rating the Tortoise Notes, the Company shall maintain, as of each Valuation Date, Eligible Assets having an aggregate Discounted Value equal to or greater than the Tortoise Notes Basic Maintenance Amount; provided, however, that Section 2.03(a)(ii) shall be the sole remedy in the event the Company fails to do so.

Section 2.08    Certain Other Restrictions

For so long as any Tortoise Notes are Outstanding and any Rating Agency is then rating the Tortoise Notes, the Company will not engage in certain proscribed transactions set forth in the Rating Agency Guidelines, unless it has received written confirmation from each such Rating Agency that proscribes the applicable transaction in its Rating Agency Guidelines that any such action would not impair the rating then assigned by such Rating Agency to a series of Tortoise Notes.

For so long as any Tortoise Notes are Outstanding, the Company will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other shares of capital stock of the Company) upon any class of shares of capital stock of the Company, unless, in every such case, immediately after such transaction, the 1940 Act Tortoise Notes Asset Coverage would be achieved after deducting the amount of such dividend, distribution, or purchase price, as the case may be; provided, however, that dividends may be declared upon any preferred shares of capital stock of the Company if the Tortoise Notes and any other senior securities representing indebtedness of the Company have an asset coverage of at least 200% at the time of declaration thereof, after deducting the amount of such dividend.

A declaration of a dividend or other distribution on or purchase or redemption of any common or preferred shares of capital stock of the Company is prohibited (i) at any time that an Event of Default under the Indenture has occurred and is continuing, (ii) if after giving effect to such declaration, the Company would not have Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount or the 1940 Act Tortoise Notes Asset Coverage, or (iii) the Company has not redeemed the full amount of Tortoise Notes required to be redeemed by any provisions for mandatory redemption contained herein.

Section 2.09    Compliance Procedures for Asset Maintenance Tests

For so long as any Tortoise Notes are Outstanding and any Rating Agency is then rating such Tortoise Notes:

(a)            As of each Valuation Date, the Company shall determine in accordance with the procedures specified herein (i) the Market Value of each Eligible Asset owned by the Company on that date, (ii) the Discounted Value of each such Eligible Asset using the Discount Factors, (iii) whether the Tortoise Notes Basic Maintenance Amount is met as of that date, (iv) the value of the total assets of the Company, less all liabilities, and (v) whether the 1940 Act Tortoise Notes Asset Coverage is met as of that date.

(b)            Upon any failure to maintain the required Tortoise Notes Basic Maintenance Amount or 1940 Act Tortoise Notes Asset Coverage on any Valuation Date, the Company may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing Tortoise Notes outside of an Auction or in the event of a failure to file a Rating Agency Certificate (as defined below) on a timely basis, submitting the requisite Rating Agency Certificate) to re-attain (or certify in the case of a failure to file on a timely basis, as the case may be) the required Tortoise Notes

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Basic Maintenance Amount or 1940 Act Tortoise Notes Asset Coverage on or prior to the Asset Coverage Cure Date.

(c)            Compliance with the Tortoise Notes Basic Maintenance Amount and 1940 Act Tortoise Notes Asset Coverage tests shall be determined with reference to those Tortoise Notes which are deemed to be Outstanding under the Indenture.

(d)            The Company shall deliver to each Rating Agency which is then rating Tortoise Notes and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines regarding 1940 Act Tortoise Notes Asset Coverage, Tortoise Notes Basic Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines (each, a “Rating Agency Certificate”).

(e)            In the event that any Rating Agency Certificate is not delivered within the time periods set forth in the Rating Agency Guidelines, the Company shall be deemed to have failed to maintain the Tortoise Notes Basic Maintenance Amount or the 1940 Act Tortoise Notes Asset Coverage, as the case may be, on such Valuation Date for purposes of paragraph (b) above. In the event that any Rating Agency Certificate with respect to an applicable Asset Coverage Cure Date is not delivered within the time periods set forth in the Rating Agency Guidelines, the Company shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount or to meet the 1940 Tortoise Notes Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.

Section 2.10    Delivery of Notes

Upon the execution and delivery of the Supplemental Indenture, the Company shall execute and deliver to the Trustee and the Trustee shall authenticate the Tortoise Notes and deliver them to The Depository Trust Company and as hereinafter in this Section provided.

Prior to the delivery by the Trustee of any of the Tortoise Notes, there shall have been filed with or delivered to the Trustee the following:

(a)            A resolution duly adopted by the Company, certified by the Secretary or other Authorized Officer thereof, authorizing the execution and delivery of the Supplemental Indenture and the issuance of the Tortoise Notes.

(b)            Duly executed copies of the Supplemental Indenture and a copy of the Indenture.

(c)            Rating letters from each Rating Agency rating the Tortoise Notes.

(d)            An Opinion of Counsel and an Officers’ Certificate pursuant to Sections 3.3 and 9.3 of the Original Indenture.

Section 2.11     Trustee’s Authentication Certificate

The Trustee’s authentication certificate upon the Tortoise Notes shall be substantially in the forms provided.  No Tortoise Note shall be secured hereby or entitled to the benefit hereof, or shall be valid or obligatory for any purpose, unless a certificate of authentication, substantially in such form, has been duly executed by the Trustee; and such certificate of the Trustee upon any Tortoise Note shall be conclusive evidence and the only competent evidence that such Bond has been authenticated and delivered.  The Trustee’s certificate of authentication shall be deemed to have been duly executed by it if

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manually signed by an authorized officer of the Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all of the Tortoise Notes issued.

EVENTS OF DEFAULT; REMEDIES

Events of Default

An “Event of Default” means any one of the following events set forth below (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)            default in the payment of any interest upon a series of Tortoise Notes when it becomes due and payable and the continuance of such default for thirty (30) days; or

(b)            default in the payment of the principal of, or any premium on, a series of Tortoise Notes at its Stated Maturity; or

(c)            default in the performance, or breach, of any covenant or warranty of the Company in the Indenture, and continuance of such default or breach for a period of ninety (90) days after there has been given, by registered or certified mail, to the Company by the Trustee a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default”; or

(d)            the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

(e)            the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

(f)            if, pursuant to Section 18(a)(1)(c)(ii) of the 1940 Act on the last business day of each of twenty-four (24) consecutive calendar months, the 1940 Act Tortoise Notes Asset Coverage is less than 100%; or

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(g)            any other Event of Default provided with respect to a series of Tortoise Notes, including a default in the payment of any Redemption Price payable on the date fixed for redemption.

Unless otherwise noted, an Event of Default that relates only to one series of Tortoise Notes will not affect any other series.

Acceleration of Maturity; Rescission and Annulment

If an Event of Default with respect to Tortoise Notes of a series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the holders of not less than a majority in principal amount of the Outstanding Tortoise Notes of that series may declare the principal amount of all the Tortoise Notes of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.  If an Event of Default specified in paragraphs (d) and (e) above with respect to Tortoise Notes of any series at the time Outstanding occurs, the principal amount of all the Tortoise Notes of that series shall automatically, and without any declaration or other action on the part of the Trustee or any holder, become immediately due and payable.

At any time after such a declaration of acceleration with respect to Tortoise Notes of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in principal amount of the Outstanding Tortoise Notes of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

(a)            the Company has paid or deposited with the Trustee a sum sufficient to pay

(i)            all overdue interest on all Tortoise Notes of that series,

(ii)            the principal of (and premium, if any, on) any Tortoise Notes of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Tortoise Notes,

(iii)            to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Tortoise Notes,

(iv)            all sums paid or advanced by the Trustee and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

(b)            all Events of Default with respect to Tortoise Notes of that series, other than the non-payment of the principal of Tortoise Notes of that series which have become due solely by such declaration of acceleration, have been cured or waived.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Collection of Indebtedness and Suits for Enforcement by Trustee

The Company covenants that if:

(a)            default is made in the payment of any interest on any Tortoise Notes when such interest becomes due and payable and such default continues for a period of 90 days, or

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(b)            default is made in the payment of the principal of (or premium, if any, on) any Tortoise Notes at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the holders of such Tortoise Notes, the whole amount then due and payable on such Tortoise Notes for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Tortoise Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If an Event of Default with respect to Tortoise Notes of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the holders of Tortoise Notes of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Indenture or in aid of the exercise of any power granted in the Indenture, or to enforce any other proper remedy.

Application of Money Collected

Any money collected by the Trustee pursuant to the provisions of the Indenture relating to an Event of Default shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Tortoise Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST:  To the payment of all amounts due the Trustee under the Indenture;

and

SECOND:  To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Tortoise Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Tortoise Notes for principal and any premium and interest, respectively.

Limitation On Suits

No holder of any Tortoise Notes of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

(a)            such holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Tortoise Notes of that series;

(b)            the holders of not less than a majority in principal amount of the Outstanding Tortoise Notes of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(c)            such holder or holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

(d)            the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

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(e)            no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the holders of a majority in principal amount of the Outstanding Tortoise Notes of that series;

it being understood and intended that no one or more of such holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such holders, or to obtain or to seek to obtain priority or preference over any other of such holders or to enforce any right under the Indenture, except in the manner provided and for the equal and ratable benefit of all of such holders.

Unconditional Right of Holders to Receive Principal, Premium and Interest

Notwithstanding any other provision in the Indenture, the holder of any Tortoise Notes shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to the provisions of any supplemental indenture) interest on such Tortoise Notes on the respective Stated Maturities expressed in such Tortoise Notes (or, in the case of redemption, on the Redemption Date), and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such holder.

Restoration of Rights and Remedies

If the Trustee or any holder has instituted any proceeding to enforce any right or remedy under the Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the holders shall be restored severally and respectively to their former positions and thereafter all rights and remedies of the Trustee and the holders shall continue as though no such proceeding had been instituted.

Rights and Remedies Cumulative

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Tortoise Notes, no right or remedy conferred upon or reserved to the Trustee or to the holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Control By Holders

The holders of not less than a majority in principal amount of the Outstanding Tortoise Notes of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Tortoise Notes of such series, provided that

(1)            such direction shall not be in conflict with any rule of law or with the Indenture, and

(2)            the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

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Waiver of Past Defaults

The holders of not less than a majority in principal amount of the Outstanding Tortoise Notes of any series may on behalf of the holders of all the Tortoise Notes of such series waive any past default hereunder with respect to such series and its consequences, except a default

(1)            in the payment of the principal of or any premium or interest on any Tortoise Notes of such series, or

(2)            in respect of a covenant or provision which cannot be modified or amended without the consent of the holder of each Outstanding Tortoise Notes of such series affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SATISFACTION AND DISCHARGE OF INDENTURE

The Indenture shall upon request of the Company cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of any Tortoise Notes expressly provided for herein or in the terms of such security), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of the Indenture, when

(a)            Either:

(i)            all Tortoise Notes theretofore authenticated and delivered (other than (1) securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in the Indenture; and (2) Tortoise Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in the Indenture) have been delivered to the Trustee for cancellation; or

(ii)            all such Tortoise Notes not theretofore delivered to the Trustee for cancellation have become due and payable, or will become due and payable at their Stated Maturity within one year, or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of this subsection (ii) has deposited or caused to be deposited with the Trustee as trust funds in trust money in an amount sufficient to pay and discharge the entire indebtedness on such securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

(b)            the Company has paid or caused to be paid all other sums payable hereunder by the Trust; and

(c)            the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the Indenture have been complied with.

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Notwithstanding the satisfaction and discharge of the Indenture, the obligations of the Company to the Trustee under the Indenture and, if money shall have been deposited with the Trustee pursuant to subparagraph (ii) of paragraph (a) above, the obligations of the Trustee under certain provisions of the Indenture shall survive.

THE TRUSTEE

Certain Duties and Responsibilities

(1)            Except during the continuance of an Event of Default,

(A)            the Trustee undertakes to perform such duties and only such duties as are specifically set forth in the Indenture and as required by the Trust Indenture Act, and no implied covenants or obligations shall be read into the Indenture against the Trustee; and

(B)            in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of the Indenture; but in the case of any such certificates or opinions which by any provision of the Indenture are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of the Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

(2)            In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by the Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

(3)            In no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

(4)            In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

(5)            No provision of the Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(A)            this Subsection shall not be construed to limit the effect of Subsection (1)(A) of this Section;

(B)            the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

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(C)            the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of a majority in principal amount of the Outstanding securities of any series, determined as provided in the Indenture, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the Indenture with respect to the Securities of such series; and

(D)            no provision of the Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Notice of Defaults

If a default occurs hereunder with respect to Tortoise Notes of any series, the Trustee shall give the Holders of Tortoise Notes of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default with respect to Tortoise Notes of such series, no such notice to Holders shall be given until at least 90 days after the occurrence thereof.  For the purpose hereof, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Tortoise Notes of such series.

Certain Rights of Trustee

Subject to the provisions under “Certain Duties and Responsibilities” above:

(a)            the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)            any request or direction of the Company shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

(c)            whenever in the administration of the Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee may, in the absence of bad faith on its part, rely upon an Officers’ Certificate;

(d)            the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it in good faith and in reliance thereon;

(e)            the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders pursuant to the Indenture, unless such holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f)            the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and,

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if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

(g)            the Trustee may execute any of the trusts or powers or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(h)            the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Indenture;

(i)            the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Tortoise Notes and the Indenture;

(j)            the rights, privileges, protections, immunities and benefits given to the Trustee, including its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder; and

(k)            the Trustee may request that the Company deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to the Indenture, which Officers’ Certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person specified as so authorized in any such certificate previously delivered and not superceded.

Compensation and Reimbursement

The Company agrees:

(a)            to pay to the Trustee from time to time such compensation as shall be agreed in writing between the parties for all services rendered by it (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(b)            except as otherwise expressly provided, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of the Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

(c)            to indemnify each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any and all losses, liabilities, damages, claims or expenses including taxes (other than taxes imposed on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

When the Trustee incurs expenses or renders services in connection with an Event of Default, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

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The provisions hereof shall survive the termination of the Indenture.

Conflicting Interests

If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and the Indenture.  To the extent not prohibited by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under the Indenture with respect to Tortoise Notes of more than one series.

Resignation and Removal; Appointment of Successor

No resignation or removal of the Trustee and no appointment of a successor Trustee shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements.

The Trustee may resign at any time with respect to the Tortoise Notes of one or more series by giving written notice thereof to the Company.  If the instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 60 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Tortoise Notes of such series.

The Trustee may be removed at any time with respect to the Tortoise Notes of any series by Act of the holders of a majority in principal amount of the Outstanding Tortoise Notes of such series, delivered to the Trustee and to the Company.  If the instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of a notice of removal pursuant to this paragraph, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Tortoise Notes of such series.

If at any time:

(a)            the Trustee shall fail to comply after written request therefor by the Company or by any holder who has been a bona fide holder of Tortoise Notes for at least six months, or

(b)            the Trustee shall cease to be eligible and shall fail to resign after written request therefor by the Company or by any such holder, or

(c)            the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Tortoise Notes, or (ii) any holder who has been a bona fide holder of Tortoise Notes for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Tortoise Notes and the appointment of a successor Trustee or Trustees.

If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Tortoise Notes of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Tortoise Notes of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Tortoise Notes of one or more or all of such series and that at any time there

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shall be only one Trustee with respect to the Tortoise Notes of any particular series) and shall comply with the applicable requirements.  If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Tortoise Notes of any series shall be appointed by Act of the holders of a majority in principal amount of the Outstanding Tortoise Notes of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements, become the successor Trustee with respect to the Tortoise Notes of such series and to that extent supersede the successor Trustee appointed by the Company.

If no successor Trustee with respect to the Tortoise Notes of any series shall have been so appointed by the Company or the holders and accepted appointment in the manner required, any holder who has been a bona fide holder of Tortoise Notes of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Tortoise Notes of such series.

The Company shall give notice of each resignation and each removal of the Trustee with respect to the Tortoise Notes of any series and each appointment of a successor Trustee with respect to the Tortoise Notes of any series to all holders of Tortoise Notes of such series in the manner provided.  Each notice shall include the name of the successor Trustee with respect to the Tortoise Notes of such series and the address of its Corporate Trust Office.

Acceptance of Appointment by Successor

In case of the appointment hereunder of a successor Trustee with respect to all Tortoise Notes, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

In case of the appointment hereunder of a successor Trustee with respect to the Tortoise Notes of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Tortoise Notes of one or more series shall execute and deliver a supplemental indenture wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Tortoise Notes of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Tortoise Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Tortoise Notes of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing in the Indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the

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Tortoise Notes of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Tortoise Notes of that or those series to which the appointment of such successor Trustee relates.

Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible.

Merger, Conversion, Consolidation or Succession to Business

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible, without the execution or filing of any paper or any further act on the part of any of the parties hereto.  In case any Tortoise Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Tortoise Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Tortoise Notes.

CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Company May Consolidate, Etc., Only On Certain Terms

The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company, unless:

(a)            in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of any domestic or foreign jurisdiction and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Tortoise Notes and the performance or observance of every covenant of the Indenture on the part of the Company to be performed or observed;

(b)            immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

(c)            the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental

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indenture is required in connection with such transaction, such supplemental indenture comply and that all conditions precedent in the Indenture provided for relating to such transaction have been complied with.

Successor Substituted

Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if such successor Person had been named as the Company in the Indenture, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under the Indenture and the Tortoise Notes.

DEFEASANCE AND COVENANT DEFEASANCE

Defeasance and Discharge

Upon the Company’s exercise of its option (if any) to have the provisions of the Indenture relating to Defeasance applied to any Tortoise Notes or any series of Tortoise Notes, as the case may be, the Company shall be deemed to have been discharged from its obligations, with respect to such Tortoise Notes as provided in the Indenture on and after the date the conditions set forth are satisfied (hereinafter called “Defeasance”).  For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Tortoise Notes and to have satisfied all its other obligations under such Tortoise Notes and the Indenture insofar as such Tortoise Notes are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder:  (1) the rights of holders of such Tortoise Notes to receive, solely from the trust fund, payments in respect of the principal of and any premium and interest on such Tortoise Notes when payments are due, (2) the Company’s obligations with respect to such Tortoise Notes, (3) the rights, powers, trusts, duties and immunities of the Trustee.

Covenant Defeasance

Upon the Company’s exercise of its option (if any) to have provisions of the Indenture relating to Covenant Defeasance applied to any Tortoise Notes or any series of Tortoise Notes, as the case may be, (1) the Company shall be released from its obligations under certain provisions of the Indenture for the benefit of the holders of such Tortoise Notes and (2) the occurrence of any event specified in the Indenture, and any such covenants provided pursuant to certain provisions of the Indenture shall be deemed not to be or result in an Event of Default, in each case with respect to such Tortoise Notes as provided in the Indenture on and after the date the conditions are satisfied (hereinafter called “Covenant Defeasance”).  For this purpose, such Covenant Defeasance means that, with respect to such Tortoise Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified section of the Indenture, whether directly or indirectly by reason of any reference elsewhere in the Indenture, or by reason of any reference in any such section or article of the Indenture to any other provision in the Indenture or in any other document, but the remainder of the Indenture and such Tortoise Notes shall be unaffected thereby.

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Conditions to Defeasance or Covenant Defeasance

(a)            The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements and agrees to comply with the provisions of the relevant Article of the Indenture applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the holders of such Tortoise Notes, (i) money in an amount, or (ii) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) such other obligations or arrangements as may be specified with respect to such Tortoise Notes, or (iv) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Tortoise Notes on the respective Stated Maturities, in accordance with the terms of the Indenture and such Tortoise Notes.  As used in the Indenture, “U.S. Government Obligation” means (x) any security which is (i) a direct obligation of the United States of America for the payment of  which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the Company thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Tortoise Notes Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

(b)            In the event of an election to have Defeasance and Discharge apply to any Tortoise Notes or any series of Tortoise Notes, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (i) or (ii) to the effect that, and based thereon such opinion shall confirm that, the holders of such Tortoise Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Tortoise Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

(c)            In the event of an election to have Covenant Defeasance apply to any Tortoise Notes or any series of Tortoise Notes, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the holders of such Tortoise Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Tortoise Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

(d)            The Company shall have delivered to the Trustee an Officers’ Certificate to the effect that neither such Tortoise Notes nor any other Tortoise Notes of the same series, if then listed on any Tortoise Notes exchange, will be delisted as a result of such deposit.

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(e)            No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Tortoise Notes or any other Tortoise Notes shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified, at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

(f)            Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Tortoise Notes are in default within the meaning of such Act).

(g)            Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

(h)            Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under the Investment Company Act or exempt from registration thereunder.

(i)            No event or condition shall exist that would prevent the Company from making payments of the principal of (and any premium) or interest on the Tortoise Notes of such series on the date of such deposit or at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

(j)            The Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

(k)            The Company shall have delivered to the Trustee an Opinion of Counsel substantially to the effect that (i) the trust funds deposited pursuant hereto will not be subject to any rights of any holders of indebtedness or equity of the Company, and (ii) after the 90th day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, except that if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company, no opinion is given as to the effect of such laws on the trust funds except the following:  (A) assuming such trust funds remained in the possession of the trustee with whom such funds were deposited prior to such court ruling to the extent not paid to holders of such Tortoise Notes, such trustee would hold, for the benefit of such holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise and (B) such holders would be entitled to receive adequate protection of their interests in such trust funds if such trust funds were used.

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APPENDIX A-I –
AUCTION PROCEDURES

1.            Orders by Existing Holders and Potential Beneficial Owners.  (a) Prior to the Broker-Dealer Deadline for each Series of Tortoise Notes on each Auction Date:

(i)            each Existing Holder may submit to a Broker-Dealer, in writing or by such other method as shall be reasonably acceptable to such Broker-Dealer, one or more Orders as to:

(A)            the principal amount of Tortoise Notes, if any, of the series held by the Existing Holder which the Existing Holder commits to continue to hold for the next succeeding Auction Period without regard to the Applicable Rate for such Auction Period;

(B)            the principal amount of Tortoise Notes, if any, of the series held by the Existing Holder which the Existing Holder commits to continue to hold for the next succeeding Auction Period if the Applicable Rate for Tortoise Notes for the next succeeding Auction Period is not less than the rate per annum specified in such Order (and if the Auction Rate is less than such specified rate, the effect of the Order shall be as set forth in paragraph (b)(i)(A) of this Section); and/or

(C)            the principal amount of Tortoise Notes, if any, of the series held by the Existing Holder which the Existing Holder offers to sell on the first Business Day of the next succeeding Auction Period without regard to the Applicable Rate for Tortoise Notes for the next succeeding Auction Period; and

(ii)            each Potential Beneficial Owner may submit to a Broker-Dealer, in writing or by such other method as shall be reasonably acceptable to such Broker-Dealer, an Order as to the principal amount of outstanding Tortoise Notes of a series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for the Tortoise Notes of such series for the next succeeding Rate Period is not less than the rate per annum then specified by such Potential Beneficial Owner.

For the purposes of the Auction Procedures, an Order containing the information referred to in clause (i)(A) of this paragraph (a) is referred to as a “Hold Order,” an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is referred to as a “Bid,” and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is referred to as a “Sell Order.”

No Auction Desk of a Broker-Dealer shall accept as an Order a submission (whether received from an Existing Holder or a Potential Beneficial Owner or generated by the Broker-Dealer for its own account) which does not conform to the requirements of the Auction Procedures, including, but not limited to, submissions which are not in Authorized Denominations, specify a rate which contains more than three figures to the right of the decimal point or specify an amount greater than the amount of outstanding Tortoise Notes.  No Auction Desk of a Broker-Dealer shall accept a Bid or Sell Order which is conditioned on being filled in whole or a Bid which does not specify a specific interest rate.

(b)            (i) A Bid by an Existing Holder shall constitute an offer to sell on the first Business Day of the next succeeding Auction Period:

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(A)           the principal amount of outstanding Tortoise Notes specified in the Bid if the Applicable Rate for the next succeeding Auction Period shall be less than the rate specified in such Bid; or

(B)            the principal amount or a lesser principal amount of outstanding Tortoise Notes to be determined as described in clause (v) of paragraph (a) of Section 5 of this Appendix A-I if the Applicable Rate for the next succeeding Auction Period shall be equal to such specified rate; or

(C)            a lesser principal amount of outstanding Tortoise Notes be determined as described in clause (iv) of paragraph (b) of Section 5 of this Appendix A-I if the rate specified therein shall be higher than the Maximum Rate and Sufficient Clearing Bids do not exist.

(ii)            A Sell Order by an Existing Holder shall constitute an offer to sell:

(A)            the principal amount of outstanding Tortoise Notes of the series specified in the Sell Order; or

(B)            the principal amount or a lesser principal amount of outstanding Tortoise Notes of the series as set forth in clause (iv) of paragraph (b) of Section 5 of this Appendix A-I if Sufficient Clearing Bids for Tortoise Notes of the series do not exist;

(iii)            A Bid by a Potential Holder of Tortoise Notes shall constitute an offer to purchase:

(A)            the principal amount of outstanding Tortoise Notes of the series specified in the Bid if the Applicable Rate for the next succeeding Auction Period shall be higher than the rate specified therein; or

(B)            the principal amount or a lesser principal amount of outstanding Tortoise Notes of the series as set forth in clause (vi) of paragraph (a) of Section 5 of this Appendix A-I if the Applicable Rate for the Tortoise Notes determined on the Auction Date shall be equal to the rate specified therein.

(C)            Anything herein to the contrary notwithstanding:

(1)            if an Order or Orders covering all of the Tortoise Notes of a particular series held by any Existing Holder is not submitted to the Broker-Dealer prior to the Broker-Dealer Deadline, such Broker-Dealer shall deem a Hold Order to have been submitted on behalf of the Existing Holder covering the principal amount of outstanding Tortoise Notes of the series held by the Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if there is a conversion from one Auction Period to a longer Auction Period and Orders have not been submitted to such Broker-Dealer prior to the Broker-Dealer Deadline covering the aggregate principal amount of Tortoise Notes of a particular series to be converted held by such Existing Holder, such Broker-Dealer shall deem a Sell Order to have been submitted on behalf of the Existing Holder covering the principal amount of Tortoise Notes to be converted held by the Existing Holder and not subject to Orders submitted to such Broker-Dealer;

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(2)            for purposes of any Auction, any Order by an Existing Holder or Potential Holder shall be revocable until the Broker-Dealer Deadline, and after the Broker-Dealer Deadline all such Orders shall be irrevocable except as provided in Sections 2(e)(ii) and 2(f); and

(3)            for purposes of any Auction, any Tortoise Notes sold or purchased pursuant to clauses (i), (ii) or (iii) of paragraph (b) of this Section 1 shall be sold or purchased at a price equal to 100% of the principal amount thereof.

2.            Submission of Orders by Broker-Dealers to Auction Agent.

(a)            Each Broker-Dealer shall submit to the Auction Agent in writing, or by such other electronic means, as shall be reasonably acceptable to the Auction Agent, prior to the Submission Deadline on each Auction Date for Tortoise Notes of a series, all Orders with respect to Tortoise Notes of such series accepted by such Broker-Dealer in accordance with Section 1 above and specifying with respect to each Order or aggregation of Orders pursuant to paragraph (b) of this Section 2:

(i)            the name of the Broker-Dealer;

(ii)            the number of Bidders placing Orders, if requested by the Auction Agent;

(iii)            the aggregate number of Units of Tortoise Notes of the series, if any, that are the subject of the Order;

(iv)            to the extent that the Bidder is an Existing Holder of Tortoise Notes of the series:

(A)            the number of Units of Tortoise Notes, if any, of the series subject to any Hold Order placed by the Existing Holder;

(B)            the number of Units of Tortoise Notes, if any, of the series subject to any Bid placed by the Existing Holder and the rate specified in the Bid; and

(C)            the number of Units of Tortoise Notes, if any, of the series subject to any Sell Order placed by the Existing Holder; and

(v)            to the extent the Bidder is a Potential Holder of Tortoise Notes of the series, the rate specified in such Bid.

(b)            If more than one Bid is submitted to a Broker-Dealer on behalf of any single Potential Beneficial Owner, the Broker-Dealer shall aggregate each Bid on behalf of such Potential Beneficial Owner submitted with the same rate and consider such Bids as a single Bid and shall consider each Bid submitted with a different rate a separate Bid with the rate and the number of Units of Tortoise Notes of the series specified therein.

A Broker-Dealer may aggregate the Orders of different Potential Beneficial Owners with those of other Potential Beneficial Owners on whose behalf the Broker-Dealer is submitting Orders and may aggregate the Orders of different Existing Holders with other Existing Holders on whose behalf the Broker-Dealer is submitting Orders; provided, however, Bids may only be aggregated if the interest rates on the Bids are the same.

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       (c)            None of the Company, the Trustee or the Auction Agent shall be responsible for the failure of any Broker-Dealer to submit an Order to the Auction Agent on behalf of any Beneficial Owner, Potential Beneficial Owner, Existing Holder or Potential Holder.

(d)            Nothing contained herein shall preclude a Broker-Dealer from placing an Order for some or all of the Tortoise Notes of a series for its own account.

(e)            Until the Submission Deadline, a Broker-Dealer may withdraw or modify any Order previously submitted to the Auction Agent (i) for any reason if the Order was generated by the Auction Desk of the Broker-Dealer for the account of the Broker-Dealer or (ii) to correct a Clerical Error on the part of the Broker-Dealer in the case of any other Order, including Orders from the Broker-Dealer which were not originated by the Auction Desk.

(f)            After the Submission Deadline, and prior to the Error Correction Deadline, a Broker-Dealer may:

(i)            submit to the Auction Agent an Order received from an Existing Holder, Potential Beneficial Owner or a Broker-Dealer which is not an Order generated by the Auction Desk, in each case prior to the Broker-Dealer Deadline, or an Order generated by the Broker-Dealer’s Auction Desk for its own account prior to the Submission Deadline (provided that in each case the Broker-Dealer has a record of such Order and the time when such Order was received or generated) and not submitted to the Auction Agent prior to the Submission Deadline (provided that the Broker-Dealer has a record of such Order and the time when such Order was received or granted) as a result of (A) an event of force majeure or a technological failure which made delivery prior to the Submission Deadline impossible or, under the conditions then prevailing, impracticable or (B) a clerical error on the part of the Broker-Dealer; or

(ii)            modify or withdraw an Order received from an Existing Holder or a Potential Beneficial Owner or generated by the Broker-Dealer (whether generated by the Broker-Dealer’s Auction Desk or elsewhere within the Broker-Dealer) for its own account and submitted to the Auction Agent prior to the Submission Deadline or pursuant to clause (i) above, if the Broker-Dealer determines that such Order contained a Clerical Error on the part of the Broker-Dealer.

In the event a Broker-Dealer makes a submission, modification or withdrawal pursuant to this Section 2(f) and the Auction Agent has already run the Auction, the Auction Agent shall rerun the Auction, taking into account such submission, modification or withdrawal.  Each submission, modification or withdrawal of an Order submitted pursuant to this Section 2(f) by a Broker-Dealer after the Submission Deadline and prior to the Error Correction Deadline shall constitute a representation by the Broker-Dealer that (A) in the case of a newly submitted Order or portion thereof or revised Order, the failure to submit such Order prior to the Submission Deadline resulted from an event described in clause (i) above and such Order was received from an Existing Holder or Potential Beneficial Owner or is an Order received from the Broker-Dealer that was not originated by the Auction Desk, in each case, prior to the Broker-Dealer Deadline, or generated internally by such Broker-Dealer’s Auction Desk for its own account prior to the Submission Deadline or (B) in the case of a modified or withdrawn Order, such Order was received from an Existing Holder, a Potential Beneficial Owner or the Broker-Dealer which was not originated by the Auction Desk prior to the Broker-Dealer Deadline, or generated internally by such Broker-Dealer’s Auction Desk for its own account prior to the Submission Deadline and such Order as submitted to the Auction Agent contained a Clerical Error on the part of the Broker-Dealer and that such Order has been modified or withdrawn solely to effect a correction of such Clerical Error, and in the case of either (A) or (B), as applicable, the Broker-Dealer has a record of such Order and the time when such Order was received or

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generated.  The Auction Agent shall be entitled to rely conclusively (and shall have no liability for relying) on such representation for any and all purposes of the Auction Procedures.

(g)            If after the Auction Agent announces the results of an Auction, a Broker-Dealer becomes aware that an error was made by the Auction Agent, the Broker-Dealer shall communicate such awareness to the Auction Agent prior to 5:00 p.m., New York City time on the Auction Date.  If the Auction Agent determines there has been such an error (as a result of either a communication from a Broker-Dealer or its own discovery) prior to 3:00 p.m., New York City time on the first day of the Auction Period with respect to which such Auction was conducted, the Auction Agent shall correct the error and notify each Broker-Dealer that submitted Bids or held a position in the Tortoise Notes of the series subject to such Auction of the corrected results.

(h)            Nothing contained herein shall preclude the Auction Agent from:

(i)            advising a Broker-Dealer prior to the Submission Deadline that it has not received Sufficient Clearing Bids for Tortoise Notes of the series, provided, however, that if the Auction Agent so advises any Broker-Dealer, it shall so advise all Broker-Dealers; or

(ii)            verifying the Orders of a Broker-Dealer prior to the Submission Deadline, provided, however, that if the Auction Agent verifies the Orders of any Broker-Dealer, it shall verify the Orders of all Broker-Dealers requesting such verification.

3.            Treatment of Orders by the Auction Agent.  Anything herein to the contrary notwithstanding:

(a)            If the Auction Agent receives an Order which does not conform to the requirements of the Auction Procedures, the Auction Agent may contact the Broker-Dealer submitting such Order until one hour after the Submission Deadline and inform such Broker-Dealer that it may resubmit such Order so that it conforms to the requirements of the Auction Procedures. Upon being so informed, such Broker-Dealer may correct and resubmit to the Auction Agent any such Order that, solely as a result of a Clerical Error on the part of such Broker-Dealer, did not conform to the requirements of the Auction Procedures when previously submitted to the Auction Agent. Any such resubmission by a Broker-Dealer shall constitute a representation by such Broker-Dealer that the failure of such Order to have so conformed was solely as a result of a Clerical Error on the part of such Broker-Dealer. If the Auction Agent has not received a corrected conforming Order within one hour and fifteen minutes of the Submission Deadline, the Auction Agent shall, if and to the extent applicable, adjust or apply such Order, as the case may be, in conformity with the provisions of subsections (b), (c) or (d) of this Section 3 and, if the Auction Agent is unable to so adjust or apply such Order, the Auction Agent shall reject such Order.

(b)            If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round the rate up to the next highest one thousandth of one percent (0.001%).

(c)            If one or more Orders covering in the aggregate more than the number of Units of Tortoise Notes of a particular series are submitted by a Broker-Dealer to the Auction Agent, such Orders shall be considered valid in the following order of priority:

(i)            all Hold Orders for Tortoise Notes of a series shall be considered Hold Orders, but only up to and including in the aggregate the number of Units of outstanding Tortoise Notes of the series for which such Broker-Dealer is the Broker-Dealer of record;

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(ii)            (A) any Bid of a Broker-Dealer shall be considered valid as a Bid of an Existing Holder up to and including the excess of the number of Units of outstanding Tortoise Notes of such series for which such Broker-Dealer is the Broker-Dealer of record over the number of Units of Tortoise Notes of such series subject to any Hold Orders referred to in clause (i) above;

(B)            subject to subclause (A), all Bids of a Broker-Dealer with the same rate shall be aggregated and considered a single Bid of an Existing Holder up to and including the excess of the number of Units of Tortoise Notes of the series for which such Broker-Dealer is the Broker-Dealer of record over the number of Units of Tortoise Notes of such series for which the Broker-Dealer is the Broker-Dealer of record subject to any Hold Orders referred to in clause (i) above;

(C)            subject to subclause (A), if more than one Bid with different rates is submitted by a Broker-Dealer, such Bids shall be considered Bids of an Existing Holder in the ascending order of their respective rates up to the amount of excess of the number of Units of Tortoise Notes of the series for which such Broker-Dealer is the Broker-Dealer of record over the number of Units of Tortoise Notes of such Series for which such Broker-Dealer is the Broker-Dealer of record subject to any Hold Orders referred to in clause (i) above;

(D)            the number of Units, if any, of outstanding Tortoise Notes of the series subject to Bids not considered to be Bids for which such Broker-Dealer is the Broker-Dealer of record under this clause (ii) shall be treated as the subject of a Bid for Tortoise Notes of the series by a Potential Beneficial Owner; and

(iii)            all Sell Orders shall be considered Sell Orders, but only up to and including the number of Units of Tortoise Notes of such series equal to the excess of the number of Units of Tortoise Notes of such series for which such Broker-Dealer is the Broker-Dealer of record over the sum of the number of Units of Tortoise Notes of such series subject to Hold Orders referred to in clause (i) above and the number of Units of Tortoise Notes of such series considered to be subject to Bids for which such Broker-Dealer is the Broker-Dealer of record pursuant to clause (ii) above.

(d)            If an Order is for other than an integral number of Units, then the Auction Agent shall round the number down to the nearest number of whole Units, and the Auction Agent shall conduct the Auction Procedures as if such Order had been submitted in such number of Units.

(e)            If the Auction Agent has been notified by the Trustee or the Company that any portion of an Order by a Broker-Dealer relates to a Tortoise Note of a series that has been called for redemption on or prior to the Interest Payment Date next succeeding such Auction, the Order shall be invalid with respect to such portion and the Auction Agent shall conduct the Auction Procedures as if such portion of such Order had not been submitted.

(f)            No Tortoise Note of a series which the Auction Agent has been notified by the Trustee or the Company has been called for redemption on or prior to the Interest Payment Date next succeeding such Auction shall be included in the calculation of Available Tortoise Notes for such Auction.

(g)            If an Order or Orders covering all of the Tortoise Notes of a particular series is not submitted by a Broker-Dealer of record prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Broker-Dealer covering the number of Units

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of Tortoise Notes for which such Broker-Dealer is the Broker-Dealer of record and not subject to Orders submitted to the Auction Agent; provided, however, that if there is a conversion from one Auction Period to a longer Auction Period and Orders have not been submitted by such Broker-Dealer prior to the Submission Deadline covering the number of Units of Tortoise Notes of a particular series to be converted for which such Broker-Dealer is the Broker-Dealer of record, the Auction Agent shall deem a Sell Order to have been submitted on behalf of such Broker-Dealer covering the number of Units of Tortoise Notes to be converted for which such Broker-Dealer is the Broker-Dealer of record not subject to Orders submitted by such Broker-Dealer.

4.            Determination of Applicable Rate.  (a) If requested by the Trustee or a Broker-Dealer, not later than 10:30 a.m., New York City time (or such other time as may be agreed to by the Auction Agent and all Broker-Dealers), on each Auction Date for each series of Tortoise Notes, the Auction Agent shall advise such Broker-Dealer (and thereafter confirm to the Trustee, if requested) of the All Hold Rate.  Such advice, and confirmation, shall be made by telephone or other electronic means acceptable to the Auction Agent.

(b)            Promptly after the Submission Deadline for the Tortoise Notes of a series on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order,” as the case may be, and collectively as a “Submitted Order”) and shall determine (i) the Available Tortoise Notes, (ii) whether there are Sufficient Clearing Bids, and (iii) the Applicable Rate.

(c)            In the event the Auction Agent shall fail to calculate or, for any reason, fails to provide the Auction Rate on the Auction Date, for any Auction Period (i) if the preceding Auction Period was a period of 35 days or less, (A) a new Auction Period shall be established for the same length of time as the preceding Auction Period, if the failure to make such calculation was because there was not at the time a duly appointed and acting Auction Agent or Broker-Dealer, and the Applicable Rate for the new Auction Period shall be the percentage of the Index set forth in Section 4(f) below if the Index is ascertainable on such date (by the Auction Agent, if there is at the time an Auction Agent, or the Trustee, if at the time there is no Auction Agent) or, (B) if the failure to make such calculation was for any other reason or if the Index is not ascertainable on such date, the prior Auction Period shall be extended to the seventh day following the day that would have been the last day of the preceding Auction Period (or if such seventh day is not followed by a Business Day then to the next succeeding day that is followed by a Business Day) and the Applicable Rate for the period as so extended shall be the same as the Applicable Rate for the Auction Period prior to the extension, and (ii) if the preceding Auction Period was a period of greater than 35 days, (A) a new Auction Period shall be established for a period that ends on the seventh day following the day that was the last day of the preceding Auction Period, (or if such seventh day is not followed by a Business Day then to the next succeeding day which is followed by a Business Day) if the failure to make such calculation was because there was not at the time a duly appointed and acting Auction Agent or Broker-Dealer, and the Applicable Rate for the new Auction Period shall be the percentage of the Index set forth in Section 4(f) below if the Index is ascertainable on such date (by the Auction Agent, if there is at the time an Auction Agent, or the Trustee, if at the time there is no Auction Agent) or, (B) if the failure to make such calculation was for any other reason or if the Index is not ascertainable on such date, the prior Auction Period shall be extended to the seventh day following the day that would have been the last day of the preceding Auction Period (or if such seventh day is not followed by a Business Day then to the next succeeding day that is followed by a Business Day) and the Applicable Rate for the period as so extended shall be the same as the Applicable Rate for the Auction Period prior to the extension.  In the event a new Auction Period is established as set forth in clause (ii) (A) above, an Auction shall be held on the last Business Day of the new Auction Period to determine an Auction Rate for an Auction Period beginning on the Business Day immediately following the last day of

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the new Auction Period and ending on the date on which the Auction Period otherwise would have ended had there been no new Auction Period or Auction Periods subsequent to the last Auction Period for which a Winning Bid Rate had been determined.  In the event an Auction Period is extended as set forth in clause (i) (B) or (ii) (B) above, an Auction shall be held on the last Business Day of the Auction Period as so extended to determine an Auction Rate for an Auction Period beginning on the Business Day immediately following the last day of the extended Auction Period and ending on the date on which the Auction Period otherwise would have ended had there been no extension of the prior Auction Period.

Notwithstanding the foregoing, neither new nor extended Auction Periods shall total more than 35 days in the aggregate.  If at the end of the 35 days the Auction Agent fails to calculate or provide the Auction Rate, or there is not at the time a duly appointed and acting Auction Agent or Broker-Dealer, the Applicable Rate shall be the Maximum Rate.

(d)            In the event of a failed conversion from an Auction Period to any other period or in the event of a failure to change the length of the current Auction Period due to the lack of Sufficient Clearing Bids at the Auction on the Auction Date for the first new Auction Period, the Applicable Rate for the next Auction Period shall be the Maximum Rate and the Auction Period shall be a seven-day Auction Period.

(e)            If the Tortoise Notes are no longer maintained in book-entry-only form by the Securities Depository, then the Auctions shall cease and the Applicable Rate shall be the Maximum Rate.

(f)            The percentage of the Index in Section 4(c) is 100%.

5.            Allocation of Tortoise Notes.  (a) In the event of Sufficient Clearing Bids for the Tortoise Notes of a series subject to the further provisions of paragraphs (c) and (d) of this Section 5.  Submitted Orders for Tortoise Notes of the series shall be accepted or rejected as follows in the following order of priority:

(i)            the Submitted Hold Order of each Existing Holder shall be accepted, thus requiring each such Existing Holder to continue to hold the Tortoise Notes that are the subject of such Submitted Hold Order;

(ii)            the Submitted Sell Order of each Existing Holder shall be accepted and the Submitted Bids of each Existing Holder specifying any rate that is higher than the Winning Bid Rate shall be rejected, thus requiring each Existing Holder to sell the Tortoise Notes that are the subject of such Submitted Sell Order or Submitted Bid;

(iii)            the Submitted Bid of each Existing Holder specifying any rate that is lower than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to continue to hold the Tortoise Notes that are the subject of the Submitted Bid;

(iv)            the Submitted Bid of each Potential Holder specifying any rate that is lower than the Winning Bid Rate for Tortoise Notes of the series shall be accepted, thus requiring each such Potential Holder to purchase the Tortoise Notes that are the subject of the Submitted Bid;

(v)            the Submitted Bid of each Existing Holder specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to continue to hold the Tortoise Notes of the series that are the subject of the Submitted Bid, but only up to and including the number of Units of Tortoise Notes of such series obtained by multiplying (A) the aggregate number of Units of Tortoise Notes which are not the subject of Submitted Hold

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Orders described in clause (i) of this paragraph (a) or of Submitted Bids described in clauses (iii) and (iv) of this paragraph (a) by (B) a fraction, the numerator of which shall be the number of Units of Tortoise Notes held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Units of Tortoise Notes subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate, and the remainder, if any, of such Submitted Bid shall be rejected, thus requiring each such Existing Holder to sell any excess amount of Tortoise Notes;

(vi)            the Submitted Bid of each Potential Holder specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Potential Holder to purchase the Tortoise Notes of the series that are the subject of such Submitted Bid, but only in an amount equal to the number of Units of Tortoise Notes of such series obtained by multiplying (A) the aggregate number of Units of Outstanding Tortoise Notes which are not the subject of Submitted Hold Orders described in clause (i) of this paragraph (a) or of Submitted Bids described in clauses (iii), (iv) or (v) of this paragraph (a) by (B) a fraction, the numerator of which shall be the number of Units of Tortoise Notes subject to such Submitted Bid and the denominator of which shall be the sum of the aggregate number of Units of Tortoise Notes subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate, and the remainder of such Submitted Bid shall be rejected; and

(vii)            the Submitted Bid of each Potential Holder specifying any rate that is higher than the Winning Bid Rate shall be rejected.

(b)            In the event there are not Sufficient Clearing Bids for the Tortoise Notes of a series, Submitted Orders for the Tortoise Notes of the series shall be accepted or rejected as follows in the following order of priority:

(i)            the Submitted Hold Order of each Existing Holder shall be accepted, thus requiring each such Existing Holder to continue to hold the Tortoise Notes that are the subject of such Submitted Hold Order;

(ii)            the Submitted Bid of each Existing Holder specifying any rate that is not higher than the Maximum Rate shall be accepted, thus requiring each such Existing Holder to continue to hold the Tortoise Notes that are the subject of such Submitted Bid;

(iii)            the Submitted Bids specifying any rate that is not higher than the Maximum Rate for the Tortoise Notes shall be accepted, thus requiring each such Potential Holder to purchase the Tortoise Notes that are the subject of such Submitted Bid; and

(iv)            the Submitted Sell Orders of each Existing Holder shall be accepted as Submitted Sell Orders and the Submitted Bids of each Existing Holder specifying any rate that is higher than the Maximum Rate shall be deemed to be and shall be accepted as Submitted Sell Orders, in both cases only up to and including the number of Units of Tortoise Notes of such series obtained by multiplying (A) the number of Units of Tortoise Notes subject to Submitted Bids described in clause (iii) of this paragraph (b) by (B) a fraction, the numerator of which shall be the number of Units of Tortoise Notes held by such Existing Holder subject to such Submitted Sell Order or such Submitted Bid deemed to be a Submitted Sell Order and the denominator of which shall be the number of Units of Tortoise Notes subject to all such Submitted Sell Orders and such Submitted Bids deemed to be Submitted Sell Orders, and the remainder of each such Submitted Sell Order or Submitted Bid shall be deemed to be and shall be accepted as a Hold Order and each such Existing Holder shall be required to continue to hold such excess amount of Tortoise Notes; and

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(v)            the Submitted Bid of each Potential Holder specifying any rate that is higher than the Maximum Rate shall be rejected.

(c)            If, as a result of the undertakings described in Section 5(a) or (b) above, any Existing Holder or Potential Holder would be required to purchase or sell an aggregate principal amount of Tortoise Notes that is not an integral multiple of an Authorized Denomination on any Auction Date, the Auction Agent shall by lot, in such manner as it shall determine in its sole discretion, round up or down the principal amount of the Tortoise Notes to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that the aggregate principal amount of the Tortoise Notes purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be an integral multiple of such Authorized Denomination, even if such allocation results in one or more of such Existing Holder or Potential Holder not purchasing or selling any Tortoise Notes on such Auction Date.

(d)            If, as a result of the undertakings described in Section 5(a) above, any Potential Holder would be required to purchase less than an Authorized Denomination in principal amount of the Tortoise Notes on any Auction Date, the Auction Agent shall by lot, in such manner as it shall determine in its sole discretion, allocate the Tortoise Notes for purchase among Potential Holders so that the principal amount of the Tortoise Notes purchased on such Auction Date by any Potential Holder shall be an integral multiple of such Authorized Denomination, even if such allocation results in one or more of such Potential Holders not purchasing the Tortoise Notes on such Auction Date.

6.            Notice of Applicable Rate.  (a) On each Auction Date, the Auction Agent shall notify each Broker-Dealer that participated in the Auction held on such Auction Date by electronic means acceptable to the Auction Agent and the applicable Broker-Dealer of the following, with respect to the Tortoise Notes of a series for which an Auction was held on such Auction Date:

(i)            the Applicable Rate determined on such Auction Date for the succeeding Auction Period;

(ii)            whether Sufficient Clearing Bids existed for the determination of the Winning Bid Rate;

(iii)            if such Broker-Dealer submitted a Bid or a Sell Order on behalf of an Existing Holder, whether such Bid or Sell Order was accepted or rejected and the number of Units of Tortoise Notes of the series, if any, to be sold by such Existing Holder;

(iv)            if such Broker-Dealer submitted a Bid on behalf of a Potential Holder, whether such Bid was accepted or rejected and the number of Units of Tortoise Notes of the series, if any, to be purchased by such Potential Holder;

(v)            if the aggregate number of Units of Tortoise Notes of a series to be sold by all Existing Holders on whose behalf such Broker-Dealer submitted Bids or Sell Orders is different from the aggregate number of Units of Tortoise Notes of such series to be purchased by all Potential Holders on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Broker-Dealers (and the Agent Member, if any, of each such other Broker-Dealer) and the number of Units of Tortoise Notes of such series to be (A) purchased from one or more Existing Holders on whose behalf such other Broker-Dealers submitted Bids or Sell Orders or (B) sold to one or more Potential Holders on whose behalf such Broker-Dealer submitted Bids;

(vi)            the amount of interest payable per Unit on each Interest Payment Date with respect to such Auction Period; and

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(vii)            the immediately succeeding Auction Date.

(b)            On each Auction Date, with respect to each series of Tortoise Notes for which an Auction was held on such Auction Date, each Broker-Dealer that submitted an Order on behalf of any Existing Holder or Potential Holder shall: (i) if requested by an Existing Holder or a Potential Holder advise such Existing Holder or Potential Holder on whose behalf such Broker-Dealer submitted an Order as to (A) the Applicable Rate determined on such Auction Date, (B) whether any Bid or Sell Order submitted on behalf of each such Owner was accepted or rejected and (C) the immediately succeeding Auction Date; (ii) instruct each Potential Holder on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Holder’s Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of Units of Tortoise Notes of such series to be purchased pursuant to such Bid against receipt of such Tortoise Notes; and (iii) instruct each Existing Holder on whose behalf such Broker-Dealer submitted a Sell Order that was accepted or a Bid that was rejected in whole or in part, to instruct such Existing Holder’s Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of Units of Tortoise Notes of the series to be sold pursuant to such Bid or Sell Order against payment therefor.

(c)            The Auction Agent shall give notice of the Auction Rate to the Company and the Trustee by mutually acceptable electronic means and the Trustee shall promptly give notice of such Auction Rate to the Securities Depository.

7.            Miscellaneous Provisions Regarding Auctions.  (a) In this Appendix A-I, each reference to the purchase, sale or holding of Tortoise Notes shall refer to beneficial interests in Tortoise Notes, unless the context clearly requires otherwise.

(b)            During an auction Rate Period with respect to each series of Tortoise Notes, the provisions of the Indenture and the definitions contained therein and described in this Appendix A-I, including without limitation the definitions of All Hold Rate, Interest Payment Date, Maximum Rate, and Applicable Rate, may be amended pursuant to the Indenture by obtaining the consent of the majority of the owners of the affected Outstanding Tortoise Notes of a series bearing interest at the Applicable Rate as follows.  If on the first Auction Date occurring at least 20 days after the date on which the Trustee mailed notice of such proposed amendment to the registered owners of the affected Outstanding Tortoise Notes of the series, (i) the Applicable Rate which is determined on such date is the Winning Bid Rate or the All Hold Rate and (ii) there is delivered to the Company and the Trustee an opinion of counsel to the effect that such amendment shall not adversely affect the validity of the Tortoise Notes of the series, the proposed amendment shall be deemed to have been consented to by the owners of all affected Outstanding Tortoise Notes of the series bearing interest at the Applicable Rate.

(c)            If the Securities Depository notifies the Company that it is unwilling or unable to continue as registered owner of the Tortoise Notes of a series or if at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor to the Securities Depository is not appointed by the Company within 90 days after the Company receives notice or becomes aware of such condition, as the case may be, the Auctions shall cease and the Company shall execute and the Trustee shall authenticate and deliver certificates representing the Tortoise Notes of the series. Such Tortoise Notes shall be registered in such names and Authorized Denominations as the Securities Depository, pursuant to instructions from the Agent Members or otherwise, shall instruct the Company and the Trustee.

(d)            During an Auction Period, so long as the ownership of the Tortoise Notes of a series is maintained in book-entry form by the Securities Depository, an Existing Holder or a Beneficial Owner may sell, transfer or otherwise dispose of a Tortoise Note only pursuant to a Bid or Sell Order in

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accordance with the Auction Procedures or to or through a Broker-Dealer, provided that (i) in the case of all transfers other than pursuant to Auctions such Existing Holder or its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer and (ii) a sale, transfer or other disposition of Tortoise Notes of the series from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such Tortoise Notes to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this paragraph if such Broker-Dealer remains the Existing Holder of the Tortoise Notes so sold, transferred or disposed or immediately after such sale, transfer or disposition.

8.            Changes in Auction Period or Auction Date.

(a)            Changes in Auction Period.

(i)            During any Auction Period, the Issuer, may, from time to time on the Interest Payment Date immediately following the end of any Auction Period, change the length of the Auction Period with respect to all of the Tortoise Notes of a series in order to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the rate of Tortoise Notes of such series. The Company shall initiate the change in the length of the Auction Period by giving written notice to the Trustee, Auction Agent, the Broker-Dealers and the Securities Depository that the Auction Period shall change if the conditions described herein are satisfied and the proposed effective date of the change, at least 10 Business Days prior to the Auction Date for such Auction Period.

(ii)            Any such changed Auction Period shall be for a period of one day, seven-days, 28-days, 35-days, three months, six months and shall be for all of the Tortoise Notes of such series.

(iii)            The change in length of the Auction Period shall take effect only if Sufficient Clearing Bids exist at the Auction on the Auction Date for such new Auction Period. For purposes of the Auction for such new Auction Period only, except to the extent any Existing Holder submits an Order with respect to such Tortoise Notes of any series each Existing Holder shall be deemed to have submitted Sell Orders with respect to all of its Tortoise Notes of such series if the change is to a longer Auction Period and a Hold Order if the change is to a shorter Auction Period. If there are not Sufficient Clearing Bids for the first Auction Period, the Auction Rate for the new Auction Period shall be the Maximum Rate, and the Auction Period shall be a seven-day Auction Period.

(b)            Changes in Auction Date. During any Auction Period, the Auction Agent, at the direction of the Company, may specify an earlier or later Auction Date (but in no event more than five Business Days earlier or later) than the Auction Date that would otherwise be determined in accordance with the definition of “Auction Date” in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date and the rate of the Tortoise Notes of the series.  The Auction Agent shall provide notice of the Company’s direction to specify an earlier Auction Date for an Auction Period by means of a written notice delivered at least 45 days prior to the proposed changed Auction Date to the Company and the Broker-Dealers with a copy to the Securities Depository.  In the event the Auction Agent is instructed to specify an earlier or later Auction Date, the days of the week on which an Auction Period begins and ends and the Interest Payment Dates shall be adjusted accordingly.

(c)            Changes Resulting from Unscheduled Holidays. If, in the opinion of the Auction Agent and the Broker-Dealers, there is insufficient notice of an unscheduled holiday to allow the efficient implementation of the Auction Procedures set forth herein, the Auction Agent and the Broker-Dealers

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may, as they deem appropriate, and after providing notice to the Company, set a different Auction Date and adjust any Interest Payment Dates and Auction Periods affected by such unscheduled holiday. In the event there is not agreement among the Broker-Dealers, the Auction Agent shall set the different Auction Date and make such adjustments as directed by a majority of the Broker-Dealers (based on the number of Units for which a Broker-Dealer is listed as the Broker-Dealer in the Existing Holder registry maintained by the Auction Agent pursuant to Section 2.2 of the Auction Agreement), and, if there is not a majority so directing, the Auction Date shall be moved to the next succeeding Business Day following the scheduled Auction Date, and the Interest Payment Date and the Auction Period shall be adjusted accordingly.

9.            Index.

(a)            If for any reason on any Auction Date the Index shall not be determined as provided in Appendix A-I Tortoise Notes Auction Procedures, the Index shall be the Index for the prior Business Day.

(b)            The determination of the Index as provided in the Indenture and Appendix A-I Tortoise Notes Auction Procedures shall be conclusive and binding upon the Company, the Trustee, the Broker-Dealers, the Auction Agent and the holders of the Tortoise Notes.

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APPENDIX B – FORM OF ARTICLES SUPPLEMENTARY

SERIES __ TORTOISE AUCTION PREFERRED SHARES

Tortoise Energy Infrastructure Corporation (the “Company”), a Maryland corporation, certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:  Under a power contained in Article V, of the charter of the Company (the “Charter”), the Board of Directors by duly adopted resolutions classified and designated _____ shares of authorized but unissued Preferred Stock (as defined in the Charter) as shares of Series __ Tortoise Auction Preferred Shares, liquidation preference $______ per share, with the following preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, which, upon any restatement of the Charter, shall become part of Article V of the Charter, with any necessary or appropriate renumbering or relettering of the sections or subsections hereof.

TORTOISE AUCTION PREFERRED SHARES

DESIGNATION

Tortoise Auction Preferred Shares:  _____ shares of Preferred Stock are classified and designated as Series __ Tortoise Auction Preferred Shares, liquidation preference $______ per share (“Series __ Tortoise Auction Preferred Shares”).  The initial Dividend Period for the Tortoise Auction Preferred Shares shall be the period from and including the Original Issue Date thereof to but excluding _________, 200_.  Each Tortoise Auction Preferred Share shall have an Applicable Rate for its initial Dividend Period equal to ____% per annum and an initial Dividend Payment Date of ___________, 200_.  Each Tortoise Auction Preferred Share shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Charter applicable to shares of Preferred Stock (“Preferred Shares”), as are set forth in Part I and Part II of these terms of the Tortoise Auction Preferred Shares.  The Tortoise Auction Preferred Shares shall constitute a separate series of Preferred Shares.

Subject to the provisions of Section 11 of Part I hereof, the Board of Directors of the Company may, in the future, authorize the issuance of additional Tortoise Auction Preferred Shares with the same preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption and other terms herein described, except that the initial Dividend Period, the Applicable Rate for the initial Dividend Period and the initial Dividend Payment Date shall be as set forth in the Articles Supplementary relating to such additional Tortoise Auction Preferred Shares.

As used in Part I and Part II of these terms of the Tortoise Auction Preferred Shares, capitalized terms shall have the meanings provided in Section 17 of Part I.

PART I.  TORTOISE AUCTION PREFERRED SHARES TERMS

1.            Number of Shares; Ranking.  (a) The initial number of authorized Tortoise Auction Preferred Shares is _____ shares.  No fractional Tortoise Auction Preferred Shares shall be issued.

(b)            Any Tortoise Auction Preferred Shares which at any time have been redeemed or purchased by the Company shall, after redemption or purchase, be returned to the status of authorized but unissued Preferred Shares, without further designation as to series.

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(c)            The Tortoise Auction Preferred Shares shall rank on a parity with shares of any other series of Preferred Shares (including any other Tortoise Auction Preferred Shares) as to the payment of dividends to which the shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company.

(d)            No Holder of Tortoise Auction Preferred Shares shall have, solely by reason of being a Holder, any preemptive right, or, unless otherwise determined by the Board of Directors, other right to acquire, purchase or subscribe for any Tortoise Auction Preferred Shares, shares of common stock of the Company (“Common Shares”) or other securities of the Company which it may hereafter issue or sell.

(e)            No Holder of Tortoise Auction Preferred Shares shall be entitled to exercise the rights of an objecting stockholder under Title 3, Subtitle 2 of the Maryland General Corporation Law (the “MGCL”) or any successor provision.

2.            Dividends.  (a) The Holders of Tortoise Auction Preferred Shares shall be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by the Company, out of funds legally available therefor, at the rate per annum equal to the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section 2.  Dividends on Outstanding Tortoise Auction Preferred Shares issued on the Original Issue Date shall accumulate from the Original Issue Date.

(b)            (i)            Dividends shall be payable when, as and if authorized by the Board of Directors and declared by the Company following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on Tortoise Auction Preferred Shares, with respect to any Dividend Period on the first Business Day following the last day of the Dividend Period; provided, however, if the Dividend Period is greater than 30 days, then on a monthly basis on the first Business Day of each month within the Dividend Period and on the Business Day following the last day of the Dividend Period.

(ii)            If a day for payment of dividends resulting from the application of subparagraph (b)(i) above is not a Business Day, then the Dividend Payment Date shall be the first Business Day that falls after such day for payment of dividends.

(iii)            The Company shall pay to the Paying Agent not later than 3:00 p.m., New York City time, on the Business Day next preceding each Dividend Payment Date for the Tortoise Auction Preferred Shares, an aggregate amount of federal funds or similar same-day funds, equal to the dividends to be paid to all Holders of such shares on such Dividend Payment Date.  The Company shall not be required to establish any reserves for the payment of dividends.

(iv)            All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2.  Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends, will, to the extent permitted by law, be repaid to the Company at the end of 90 days from the date on which such moneys were to have been so applied.

(v)            Each dividend on Tortoise Auction Preferred Shares shall be paid on the Dividend Payment Date therefor to the Holders as their names appear on the share ledger or share records of the Company on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Company on such date, not exceeding 15 days preceding the

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payment date thereof, as may be fixed by the Board of  Directors.  No interest will be payable in respect of any dividend payment or payments which may be in arrears.

(c)            (i)            The dividend rate on Outstanding Tortoise Auction Preferred Shares during the period from and after the Original Issue Date to and including the last day of the initial Dividend Period therefor shall be equal to the rate per annum set forth under “Designation” above.  For each subsequent Dividend Period with respect to the Tortoise Auction Preferred Shares Outstanding thereafter, the dividend rate shall be equal to the rate per annum that results from an Auction; provided, however, that if Sufficient Clearing Bids have not been made in an Auction (other than as a result of all Tortoise Auction Preferred Shares being the subject of Submitted Hold Orders), then the dividend rate on the Tortoise Auction Preferred Shares for any such Dividend Period shall be the Maximum Rate (except during a Default Period when the dividend rate shall be the Default Rate).  If an Auction for any subsequent Dividend Period is not held for any reason, including because there is no Auction Agent or Broker-Dealer, then the dividend rate on the Tortoise Auction Preferred Shares for such Dividend Period shall be the Maximum Rate (except during a Default Period when the dividend rate shall be the Default Rate).

The All Hold Rate will apply automatically following an Auction in which all of the Outstanding Tortoise Auction Preferred Shares are subject (or are deemed to be subject) to Hold Orders.  The rate per annum at which dividends are payable on Tortoise Auction Preferred Shares as determined pursuant to this Section 2(c)(i) shall be the “Applicable Rate.”

(ii)            Subject to the cure provisions below, a “Default Period” will commence on any Dividend Payment Date or any date fixed for redemption, as applicable, if the Company fails to deposit irrevocably in trust in federal funds or similar same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend payable on the Dividend Payment Date (a “Dividend Default”) or (B) the full amount of any Redemption Price payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default”, and together with a Dividend Default, hereinafter referred to as “Default”).  Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent.  In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period.  No Auction shall be held during a Default Period.

(iii)            No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Company) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360.

(iv)            The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a

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fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by the liquidation preference per share, and rounding the amount so obtained to the nearest cent.

(d)            Any dividend payment made on Tortoise Auction Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such Tortoise Auction Preferred Shares.

(e)            For so long as the Tortoise Auction Preferred Shares are Outstanding, except as contemplated by Part I of these terms of the Tortoise Auction Preferred Shares, the Company will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of capital stock, if any, ranking junior to the Tortoise Auction Preferred Shares as to dividends or upon liquidation) with respect to Common Shares or any other shares of the Company ranking junior to or on a parity with the Tortoise Auction Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Company ranking junior to the Tortoise Auction Preferred Shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Company ranking junior to or on a parity with the Tortoise Auction Preferred Shares as to dividends and upon liquidation), unless (1) there is no event of default under any borrowings (including the Tortoise Notes) that is continuing; (2) immediately after such transaction, the Company would have Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Auction Preferred Shares Basic Maintenance Amount and the 1940 Act Tortoise Auction Preferred Shares Asset Coverage would be achieved, (3) immediately after the transaction, the Company would have eligible portfolio holdings with an aggregated discounted value at least equal to the asset coverage requirements, if any, under any Borrowings, (4) full cumulative dividends on the Tortoise Auction Preferred Shares due on or prior to the date of the transaction have been declared and paid and (5) the Company has redeemed the full number of Tortoise Auction Preferred Shares required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii).

3.            Redemption.  (a) (i) After the initial Dividend Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and Maryland law, the Company may, at its option, redeem in whole or in part out of funds legally available therefor Tortoise Auction Preferred Shares herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption to the Auction Agent not less than 15 calendar days and not more than 40 calendar days prior to the date fixed for such redemption, at a redemption price per share equal to $______, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption (“Redemption Price”), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption to the Auction Agent not less than 15 calendar days and not more than 40 calendar days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined solely by the Board of Directors and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of these terms of the Tortoise Auction Preferred Shares; provided, however, that during a Dividend Period of more than one year no Tortoise Auction Preferred Shares will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Directors after consultation with the Broker-Dealers at the time of the designation of such Dividend Period.  Notwithstanding the foregoing, the Company shall not give a notice of or effect any redemption pursuant to this Section 3(a)(i) unless, on the date on which the Company intends to give such notice and on the date of redemption (1) the Company has available certain Deposit Securities with maturity or

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tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Tortoise Auction Preferred Shares by reason of the redemption of such Tortoise Auction Preferred Shares on such date fixed for the redemption and (2) the Company would have Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Auction Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date.

(ii)            If the Company fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Auction Preferred Shares Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act Tortoise Auction Preferred Shares Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the Tortoise Auction Preferred Shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act Tortoise Auction Preferred Shares Asset Coverage (each an “Asset Coverage Cure Date”), the Tortoise Auction Preferred Shares will be subject to mandatory redemption out of funds legally available therefor.  The number of Tortoise Auction Preferred Shares to be redeemed in such circumstances will be equal to the lesser of (1) the minimum number of Tortoise Auction Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Company having Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Auction Preferred Shares Basic Maintenance Amount, or sufficient to satisfy the 1940 Act Tortoise Auction Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of Tortoise Auction Preferred Shares the redemption of which would have such result, all Tortoise Auction Preferred Shares then Outstanding will be redeemed), and (2) the maximum number of Tortoise Auction Preferred Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this Section 3.

(iii)            In determining the Tortoise Auction Preferred Shares required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Company shall allocate the number of shares required to be redeemed to satisfy the Tortoise Auction Preferred Shares Basic Maintenance Amount or the 1940 Act Tortoise Auction Preferred Shares Asset Coverage, as the case may be, pro rata among the Holders of Tortoise Auction Preferred Shares in proportion to the number of shares they hold by lot or by such other method as the Company shall deem fair and equitable, subject to any mandatory redemption provisions, subject to the further provisions of this subparagraph (iii).  The Company shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) of this Section 3 no later than 40 calendar days after the Asset Coverage Cure Date (the “Mandatory Redemption Date”), except that if the Company does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of Tortoise Auction Preferred Shares which would be required to be redeemed by the Company under subparagraph (a)(ii) of this Section 3 if sufficient funds were available, together with shares of other Preferred Shares which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Company otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Company shall redeem those Tortoise Auction Preferred Shares, and shares of other Preferred Shares which it was unable to redeem, on the earliest practicable date on which the Company will have such funds available, upon notice pursuant to Section 3(b) to record owners of the Tortoise Auction Preferred Shares to be redeemed and the Paying Agent.  The Company will deposit with the Paying Agent funds sufficient to redeem the specified number of Tortoise Auction Preferred

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Shares with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 12:00 p.m., New York City time, on the Mandatory Redemption Date.  If fewer than all of the Outstanding Tortoise Auction Preferred Shares are to be redeemed pursuant to this Section 3(a)(iii), the number of shares to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of such shares held by such Holders, by lot or by such other method as the Company shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions.  “Mandatory Redemption Price” means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

(b)            In the event of a redemption pursuant to Section 3(a), the Company will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision.  In addition, the Company shall deliver a notice of redemption to the Auction Agent (the “Notice of Redemption”) containing the information set forth below (1) in the case of an optional redemption pursuant to subparagraph (a)(i) above, one Business Day prior to the giving of notice to the Holders, and (2) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date.  The Auction Agent will use its reasonable efforts to provide notice to each Holder of Tortoise Auction Preferred Shares called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Company).  The Auction Agent shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository.  Notice of Redemption will be addressed to the registered owners of Tortoise Auction Preferred Shares at their addresses appearing on the share records of the Company.  Such Notice of Redemption will set forth (1) the date fixed for redemption, (2) the number and identity of Tortoise Auction Preferred Shares to be redeemed, (3) the redemption price (specifying the amount of accumulated dividends to be included therein and the amount of the redemption premium, if any), (4) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (5) the provision under which redemption shall be made.  No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.  If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder.

(c)            Notwithstanding the provisions of paragraph (a) of this Section 3, but subject to Section 7(f), no Tortoise Auction Preferred Shares may be redeemed unless all dividends in arrears on the Outstanding Tortoise Auction Preferred Shares and all shares of capital stock of the Company ranking on a parity with the Tortoise Auction Preferred Shares with respect to payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding Tortoise Auction Preferred Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding Tortoise Auction Preferred Shares.

(d)            Upon the deposit of funds sufficient to redeem Tortoise Auction Preferred Shares with the Paying Agent on the date fixed for redemption and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate

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and such shares shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Company has maintained the requisite Tortoise Auction Preferred Shares Basic Maintenance Amount or the 1940 Act Tortoise Auction Preferred Shares Asset Coverage), and all rights of the Holder of the shares so called for redemption shall cease and terminate, except the right of such Holder to receive the redemption price specified herein, but without any interest or other additional amount.  Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository.  Upon written request, the Company shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (1) the aggregate redemption price of the Tortoise Auction Preferred Shares called for redemption on such date and (2) such other amounts, if any, to which Holders of Tortoise Auction Preferred Shares called for redemption may be entitled.  Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Company upon its written request, after which time the Holders of Tortoise Auction Preferred Shares so called for redemption may look only to the Company for payment of the redemption price and all other amounts, if any, to which they may be entitled.

(e)            To the extent that any redemption for which a Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem Tortoise Auction Preferred Shares shall be deemed to exist when the Company shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given in accordance with Section 2(c)(ii) hereof.  Notwithstanding the fact that the Company may not have redeemed Tortoise Auction Preferred Shares for which a Notice of Redemption has been given, dividends may be declared and paid on Tortoise Auction Preferred Shares and shall include those Tortoise Auction Preferred Shares for which Notice of Redemption has been given but for which deposit of funds has not been made.

(f)            All moneys paid to the Paying Agent for payment of the redemption price of Tortoise Auction Preferred Shares called for redemption shall be held in trust by the Paying Agent for the benefit of Holders of shares so to be redeemed.

(g)            So long as any Tortoise Auction Preferred Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

(h)            Except for the provisions described above, nothing contained in these terms of the Tortoise Auction Preferred Shares limits any right of the Company to purchase or otherwise acquire any Tortoise Auction Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any Tortoise Auction Preferred Shares for which Notice of Redemption has been given and the Company is in compliance with the 1940 Act Tortoise Auction Preferred Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Auction Preferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. If fewer than all the Outstanding Tortoise Auction Preferred Shares are redeemed or otherwise acquired by the Company, the Company shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

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(i)            In the case of any redemption pursuant to this Section 3, only whole Tortoise Auction Preferred Shares shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

(j)            Notwithstanding anything herein to the contrary, including, without limitation, Sections 2(e) and 6(f) hereof, the Board of Directors may authorize, create or issue any class or series of shares of capital stock, including other series of Tortoise Auction Preferred Shares, ranking prior to or on a parity with the Tortoise Auction Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company, to the extent permitted by the 1940 Act, as amended, if, upon issuance, the Company would meet the 1940 Act Tortoise Auction Preferred Shares Asset Coverage, the Tortoise Auction Preferred Shares Basic Maintenance Amount and the requirements of Section 11 of Part I hereof.

4.            Designation of Dividend Period.  (a) The initial Dividend Period for the Tortoise Auction Preferred Shares is as set forth under “Designation” above.  The Company will designate the duration of subsequent Dividend Periods of Tortoise Auction Preferred Shares; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period shall be effective only if (1) notice thereof shall have been given as provided herein, (2) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, Tortoise Auction Preferred Shares shall have been cured as provided above, (3) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (4) if the Company shall have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited with the Paying Agent, and (5) in the case of the designation of a Special Dividend Period, the Company has confirmed that as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Auction Preferred Shares Basic Maintenance Amount, and the Company has consulted with the Broker-Dealers and has provided notice of such designation and a Tortoise Auction Preferred Shares Basic Maintenance Report to Moody’s (if Moody’s is then rating the Tortoise Auction Preferred Shares), Fitch (if Fitch is then rating the Tortoise Auction Preferred Shares) and any Other Rating Agency which is then rating the Tortoise Auction Preferred Shares and so requires.

(b)            If the Company proposes to designate any Special Dividend Period, not fewer than seven (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice shall be (1) made by press release and (2) communicated by the Company by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter.  Each such notice shall state (A) that the Company proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Company will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers and the Existing Holders, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.

No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Company shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

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      (i)            a notice stating (A) that the Company has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

(ii)            a notice stating that the Company has determined not to exercise its option to designate a Special Dividend Period.

If the Company fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of paragraph (a) of this Section 4 by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Company shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

5.            Restrictions on Transfer.  Tortoise Auction Preferred Shares may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Company or any Affiliate.  Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Tortoise Auction Preferred Shares through different Broker-Dealers, advises the Auction Agent of such transfer.  The certificate representing the Tortoise Auction Preferred Shares issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

6.            Voting Rights.  (a) Except for matters which do not require the vote of holders of Preferred Shares under the 1940 Act and except as otherwise provided in the Charter or Bylaws, herein or as otherwise required by applicable law, (1) each holder of Tortoise Auction Preferred Shares shall be entitled to one vote for each Tortoise Auction Preferred Share held on each matter submitted to a vote of stockholders of the Company, and (2) the holders of Outstanding Preferred Shares, including the Tortoise Auction Preferred Shares, and Common Shares shall vote together as a single class on all matters submitted to stockholders; provided, however, that the holders of Outstanding Preferred Shares, including the Tortoise Auction Preferred Shares, shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of stock of the Company, to elect two Directors of the Company at all times.  The identity and class (if the Board of Directors is then classified) of the nominees for such Directors may be fixed by the Board of Directors.  Subject to paragraph (b) of this Section 6, the holders of outstanding Common Shares and Preferred Shares, including the Tortoise Auction Preferred Shares, voting together as a single class, shall elect the balance of the Directors.

(b)            During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a “Voting Period”), the number of Directors constituting the Board of Directors shall automatically increase by the smallest number that, when added to the two Directors elected exclusively by the holders of Preferred Shares, including the Tortoise Auction Preferred Shares, would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of Preferred Shares, including the Tortoise Auction Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of the Company), to elect such smallest number of additional Directors, together with the two Directors that such holders are in any event entitled to elect.  A Voting Period shall commence:

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(i)            if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on Preferred Shares equal to at least two full years’ dividends shall be due and unpaid; or

(ii)            if at any time holders of any Preferred Shares are entitled under the 1940 Act to elect a majority of the Directors of the Company.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Shares, including the Tortoise Auction Preferred Shares, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

(c)            As soon as practicable after the accrual of any right of the holders of Preferred Shares, including the Tortoise Auction Preferred Shares, to elect additional Directors as described in paragraph (b) of this Section 6, the Company shall notify the Auction Agent, and the Auction Agent shall instruct the Directors to call a special meeting of such holders, and mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of mailing of such notice.  If the Company fails to send such notice to the Auction Agent or if a special meeting is not called, it may be called by any such holder on like notice.  The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed.  At any such special meeting and at each meeting of holders of Preferred Shares, including the Tortoise Auction Preferred Shares, held during a Voting Period at which Directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Company), shall be entitled to elect the number of Directors prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis.

(d)            The terms of office of all persons who are Directors of the Company at the time of a special meeting of holders of the Tortoise Auction Preferred Shares and holders of other Preferred Shares to elect Directors shall continue, notwithstanding the election at such meeting by the holders of the Tortoise Auction Preferred Shares and such holders of other Preferred Shares of the number of Directors that they are entitled to elect, and the persons so elected by such holders, together with the two incumbent Directors elected by such holders and the remaining incumbent Directors, shall constitute the duly elected Directors of the Company.

(e)            Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the holders of the Tortoise Auction Preferred Shares and holders of other Preferred Shares pursuant to paragraph (b) of this Section 6 shall terminate, the number of Directors constituting the Board of Directors shall decrease accordingly, the remaining Directors shall constitute the Directors of the Company and the voting rights of such holders to elect additional Directors pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

(f)            So long as any of the shares of Preferred Shares, including the Tortoise Auction Preferred Shares, are Outstanding, the Company will not, without the affirmative vote of the holders of a majority of the outstanding Preferred Shares determined with reference to a “majority of outstanding voting securities” as that term is defined in Section 2(a)(42) of the 1940 Act (a “1940 Act Majority”), voting as a separate class:

(i)            amend, alter or repeal any of the preferences, rights or powers of such class of Preferred Shares so as to affect materially and adversely such preferences, rights or powers as defined in Section 6(h) below;

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(ii)            create, authorize or issue shares of any class of capital stock ranking senior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of capital stock ranking senior to or on a parity with the Preferred Shares or reclassify any authorized shares of capital stock of the Company into any shares ranking senior to or on a parity with the Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of either Section 3(j) or 11, as applicable, the Board of Directors, without the vote or consent of the holders of the Preferred Shares, including the Tortoise Auction Preferred Shares, may from time to time authorize, create and classify, and the Company may from time to time issue, shares or series of Preferred Shares, including other series of Tortoise Auction Preferred Shares, ranking on a parity with the Tortoise Auction Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company, and may authorize, reclassify and/or issue any additional Tortoise Auction Preferred Shares, including shares previously purchased or redeemed by the Company, subject to continuing compliance by the Company with 1940 Act Tortoise Auction Preferred Shares Asset Coverage and Tortoise Auction Preferred Shares Basic Maintenance Amount requirements);

(iii)            institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;

(iv)            create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Company’s assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Tortoise Auction Preferred Shares or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, short sales of securities or other similar transactions; (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Company’s custodian and the Auction Agent; or

(v)            create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Company may borrow and issue senior securities as may be permitted by the Company’s investment restrictions or as may be permitted by the 1940 Act; provided, however, that transfers of assets by the Company subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Company has Eligible Assets with an aggregate

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Discounted Value at least equal to the Tortoise Auction Preferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

(g)            The affirmative vote of the holders of a 1940 Act Majority of the Outstanding Preferred Shares, including the Tortoise Auction Preferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Company under Section 13(a) of the 1940 Act.

(h)            The affirmative vote of the holders of a 1940 Act Majority of the Outstanding Preferred Shares, including the Tortoise Auction Preferred Shares, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series of classes of the Company’s shares of capital stock.  For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series.  The vote of holders of any shares described in this Section 6(h) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or Preferred Shares, if any, necessary to authorize the action in question.

(i)            The rights of the Tortoise Auction Preferred Shares or the Holders thereof, including, without limitation, the interpretation or applicability of any or all covenants or other obligations of the Company contained herein or of the definitions of the terms contained herein, all such covenants, obligations and definitions having been adopted pursuant to Rating Agency Guidelines, may from time to time be modified, altered or repealed by the Board of Directors in its sole discretion, based on a determination by the Board of Directors that such action is necessary or appropriate in connection with obtaining or maintaining the rating of any Rating Agency with respect to the Tortoise Auction Preferred Shares or revising the Company’s investment restrictions or policies consistent with guidelines of any Rating Agency, and any such modification, alteration or repeal will not be deemed to affect the preferences, rights or powers of Tortoise Auction Preferred Shares or the Holders thereof, provided that the Board of Directors receives written confirmation from each relevant Rating Agency (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency’s rating of the Tortoise Auction Preferred Shares) that any such modification, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

The terms of the Tortoise Auction Preferred Shares are subject to the Rating Agency Guidelines, as reflected in a written document and as amended from time to time by the respective Rating Agency, for so long as the Tortoise Auction Preferred Shares are then rated by the applicable Rating Agency.  Such Rating Agency Guidelines may be amended by the respective Rating Agency without the vote, consent or approval of the Company, the Board of Directors and any holder of shares of Preferred Shares, including any series of Tortoise Auction Preferred Shares, or any other stockholder of the Company.

In addition, subject to compliance with applicable law, the Board of Directors may modify the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the Preferred Shares, including the Tortoise Auction Preferred Shares, or any other stockholder of the Company, and without receiving any confirmation from any rating agency after consultation with the

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Broker-Dealers, provided that immediately following any such increase the Company would be in compliance with the Tortoise Auction Preferred Shares Basic Maintenance Amount.

(j)            Unless otherwise required by law, Holders of Tortoise Auction Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of Tortoise Auction Preferred Shares shall have no rights to cumulative voting. If the Company fails to pay any dividends on the Tortoise Auction Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for Directors pursuant to the provisions of this Section 6.

(k)            The foregoing voting provisions will not apply with respect to the Tortoise Auction Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

7.            Liquidation Rights.  (a) Upon the dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or involuntary, the Holders of Tortoise Auction Preferred Shares then outstanding, together with holders of shares of any class of shares ranking on a parity with the Tortoise Auction Preferred Shares upon dissolution, liquidation or winding up, shall be entitled to receive and to be paid out of the assets of the Company (or the proceeds thereof) available for distribution to its stockholders after satisfaction of claims of creditors of the Company an amount equal to the liquidation preference with respect to such shares.  The liquidation preference for Tortoise Auction Preferred Shares shall be $______ per share, plus an amount equal to all accumulated dividends thereon (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent.  No redemption premium shall be paid upon any liquidation even if such redemption premium would be paid upon optional or mandatory redemption of the relevant shares.  In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or otherwise, is permitted under the MGCL, amounts that would be needed, if the Company were to be dissolved at the time of distribution, to satisfy the liquidation preference of the Tortoise Auction Preferred Shares will not be added to the Company’s total liabilities.

(b)            If, upon any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the assets of the Company available for distribution among the holders of all outstanding Preferred Shares, including the Tortoise Auction Preferred Shares, shall be insufficient to permit the payment in full to holders of the amounts to which they are entitled, then the available assets shall be distributed among the holders of all outstanding Preferred Shares, including the Tortoise Auction Preferred Shares, ratably in any distribution of assets according to the respective amounts which would be payable on all the shares if all amounts thereon were paid in full.

(c)            Upon the dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or involuntary, until payment in full is made to the holders of Tortoise Auction Preferred Shares of the liquidation distribution to which they are entitled, (1) no dividend or other distribution shall be made to the holders of Common Shares or any other class of shares of capital stock of the Company ranking junior to Tortoise Auction Preferred Shares upon dissolution, liquidation or winding up and (2) no purchase, redemption or other acquisition for any consideration by the Company shall be made in respect of the Common Shares or any other class of shares of capital stock of the Company ranking junior to Tortoise Auction Preferred Shares upon dissolution, liquidation or winding up.

(d)            A consolidation, reorganization or merger of the Company with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Company in

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consideration for the issuance of equity securities of another trust or company shall not be deemed to be a liquidation, dissolution or winding up, whether voluntary or involuntary, for the purposes of this Section 7.

(e)            After the payment to the holders of Preferred Shares, including Tortoise Auction Preferred Shares, of the full preferential amounts provided for in this Section 7, the holders of Preferred Shares, including Tortoise Auction Preferred Shares, as such shall have no right or claim to any of the remaining assets of the Company.

(f)            If the assets of the Company or proceeds thereof available for distribution to the Holders of Tortoise Auction Preferred Shares, upon any dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with Tortoise Auction Preferred Shares unless proportionate distributive amounts shall be paid on account of the Tortoise Auction Preferred Shares, ratably, in proportion to the full distributable amounts to which holders of all such parity shares are entitled upon such dissolution, liquidation or winding up.

(g)            Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with Tortoise Auction Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company, after payment shall have been made in full to the holders of the Tortoise Auction Preferred Shares as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class or classes of stock ranking junior to Tortoise Auction Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Tortoise Auction Preferred Shares shall not be entitled to share therein.

8.            Auction Agent.  For so long as any Tortoise Auction Preferred Shares are Outstanding, the Auction Agent, duly appointed by the Company to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Company and its Affiliates (which, however, may engage or have engaged in business transactions with the Company or its Affiliates) and at no time shall the Company or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures.  If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Tortoise Auction Preferred Shares are outstanding, the Company shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

9.            1940 Act Tortoise Auction Preferred Shares Asset Coverage.  The Company shall maintain, as of the last Business Day of each month in which any shares of the Tortoise Auction Preferred Shares are Outstanding, asset coverage with respect to the Tortoise Auction Preferred Shares which is equal to or greater than the 1940 Act Tortoise Auction Preferred Shares Asset Coverage; provided, however, that Section 3(a)(ii) shall be the sole remedy if the Company fails to do so.

10.            Tortoise Auction Preferred Shares Basic Maintenance Amount.  So long as the Tortoise Auction Preferred Shares are Outstanding and Moody’s, Fitch or any Other Rating Agency which so requires is then rating the shares of the Tortoise Auction Preferred Shares, the Company shall maintain, as of each Valuation Date, Moody’s Eligible Assets (if Moody’s is then rating the Tortoise Auction Preferred Shares), Fitch Eligible Assets (if Fitch is then rating the Tortoise Auction Preferred Shares) and (if applicable) Other Rating Agency Eligible Assets having an aggregate Discounted Value equal to or greater than the Tortoise Auction Preferred Shares Basic Maintenance Amount; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Company fails to do so.

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11.            Certain Other Restrictions.  For so long as any Tortoise Auction Preferred Shares are Outstanding and any Rating Agency is then rating such shares, the Company will not, unless it has received written confirmation from each such rating agency that any such action would not impair the rating then assigned by such Rating Agency to such shares, engage in certain proscribed transactions set forth in the Rating Agency Guidelines.

12.            Compliance Procedures for Asset Maintenance Tests.  For so long as any Tortoise Auction Preferred Shares are Outstanding and Moody’s, Fitch or any Other Rating Agency which so requires is then rating such shares, the Company shall deliver to each rating agency which is then rating Tortoise Auction Preferred Shares and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines regarding 1940 Act Tortoise Auction Preferred Shares Asset Coverage, Tortoise Auction Preferred Shares Basic Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines.

13.            Notice.  All notices or communications hereunder, unless otherwise specified in these terms of the Tortoise Auction Preferred Shares, shall be sufficiently given if in writing and delivered in person, by telecopier, by electronic means or mailed by first-class mail, postage prepaid.  Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed, except as otherwise provided in these terms of the Tortoise Auction Preferred Shares or by the MGCL for notices of Stockholders’ meetings.

14.            Waiver.  To the extent permitted by Maryland law, holders of a 1940 Act Majority of the Outstanding Preferred Shares, including the Tortoise Auction Preferred Shares, acting collectively or voting separately from any other series, may by affirmative vote waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of Directors.

15.            Termination.  If no Tortoise Auction Preferred Shares are outstanding, all rights and preferences of such shares established and designated hereunder shall cease and terminate, and all obligations of the Company under these terms of the Tortoise Auction Preferred Shares, shall terminate.

16.            Facts Ascertainable Outside Charter.  Subject to the provisions of these terms of the Tortoise Auction Preferred Shares, the Board of Directors may, by resolution duly adopted, without stockholder approval (except as otherwise provided by these terms of the Tortoise Auction Preferred Shares or required by applicable law), modify these terms of the Tortoise Auction Preferred Shares to reflect any modification hereto which the Board of Directors is entitled to adopt pursuant to the terms of Section 6(i) hereof or otherwise without stockholder approval.  To the extent permitted by applicable law, the Board of Directors may interpret, modify or adjust the provisions of these terms of the Tortoise Auction Preferred Shares to resolve any inconsistency or ambiguity or to remedy any defect.

17.            Definitions.  As used in Part I and Part II of these terms of the Tortoise Auction Preferred Shares, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

(a)            “AA Composite Commercial Paper Rate” on any date means (i) the interest equivalent of the 30-day rate, in the case of a Dividend Period which is a Standard Dividend Period or shorter, or the 180-day rate, in the case of all other Dividend Periods, on commercial paper on behalf of issuers whose corporate bonds are rated “AA” by Standard & Poor’s, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest

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equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%).  If any Commercial Paper Dealer does not quote a rate required to determine the “AA” Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Company.  For purposes of this definition, (A) “Commercial Paper Dealers” shall mean (1) Citigroup Global Markets Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) if any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Company, and (B) “interest equivalent” of a rate stated on a discount basis for commercial paper of a given number of days’ maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

(b)            “Affiliate” or “affiliate” means any person controlled by, in control of or under common control with the Company; provided that no Broker-Dealer controlled by, in control of or under common control with the Company shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation, one of the directors or executive officers of which also is a Director of the Company be deemed to be an Affiliate solely because such director or executive officer also is a Director of the Company.

(c)            “Agent Member” means a member of, or participant in, the Securities Depository who shall act on behalf of a Bidder.

(d)            “All Hold Rate” means 80% of the “AA” Composite Commercial Paper Rate.

(e)            “Applicable Percentage” means the percentage associated with the lower of the credit ratings assigned to the Tortoise Auction Preferred Shares by Moody’s or Fitch, as follows:

Moody’s Credit Rating	Fitch Credit Rating	Applicable Percentage
Aa3 or above	AA- or above	200%
A3 to A1	A- to A+	250%
Baa3 to Baa1	BBB- to BBB+	275%
Below Baa3	Below BBB-	300%

(f)            “Applicable Rate” means, with respect to the Tortoise Auction Preferred Shares for each Auction Period (i) if Sufficient Clearing Bids exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Bids do not exist for the Auction in respect thereof, the Maximum Rate, (iii) in the case where all the Tortoise Auction Preferred Shares are the subject of Hold Orders for the Auction in respect thereof, the All Hold Rate, (iv) if a Default Period is occurring, the Default Rate, and (v) if an Auction is not held for any reason (including the circumstance where there is no Auction Agent or Broker-Dealer), the Maximum Rate.

(g)            “Asset Coverage Cure Date” has the meaning set forth in Section 3(a)(ii).

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(h)            “Auction” means each periodic implementation of the Auction Procedures.

(i)            “Auction Agent” means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Company to follow the Auction Procedures for the purpose of determining the Applicable Rate.

(j)            “Auction Agreement” means the agreement between the Auction Agent and the Company pursuant to which the Auction Agent agrees to follow the procedures specified in Part II of these terms of the Tortoise Auction Preferred Shares, as such agreement may from time to time be amended or supplemented.

(k)            “Auction Date” means the first Business Day next preceding the first day of a Dividend Period.

(l)            “Auction Desk” means the business unit of a Broker-Dealer that fulfills the responsibilities of the Broker-Dealer under a Broker-Dealer Agreement, including soliciting Bids for the Tortoise Auction Preferred Shares, and units of the Broker-Dealer which are not separated from such business unit by information controls appropriate to control, limit and monitor the inappropriate dissemination of information about Bids.

(m)            “Auction Period” means with respect to the Tortoise Auction Preferred Shares, either a Standard Auction Period or a Special Auction Period, as applicable.

(n)            “Auction Procedures” means the procedures for conducting Auctions set forth in Part II hereof.

(o)            “Available Tortoise Auction Preferred Shares” means for each series of Tortoise Auction Preferred Shares on each Auction Date, the number of Outstanding Tortoise Auction Preferred Shares of the series that are not the subject of Submitted Hold Orders.

(p)            “Beneficial Owner,” with respect to the Tortoise Auction Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of the series.

(q)            “Bid” shall have the meaning specified in paragraph (a) of Section 1 of Part II of these terms of the Tortoise Auction Preferred Shares.

(r)            “Bidder” means each Beneficial Owner, Potential Beneficial Owner and Broker Dealer who places an Order.

(s)            “Board of Directors” or “Board” means the Board of Directors of the Company or any duly authorized committee thereof as permitted by applicable law.

(t)            “Broker-Dealer” means any broker-dealer or broker-dealers, or other entity permitted by law to perform the function required of a Broker-Dealer by the Auction Procedures, that has been selected by the Company and that is a party to a Broker-Dealer Agreement with the Auction Agent.  The “Broker-Dealer” of record with respect to any Tortoise Auction Preferred Share is the Broker-Dealer which placed the Order for such Tortoise Auction Preferred Share or whom the Existing Holder of such Tortoise Auction Preferred Share has designated as its Broker-Dealer with respect to such Tortoise Auction Preferred Share, in each case as reflected in the records of the Auction Agent.

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(u)            “Broker-Dealer Agreement” means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which the Broker-Dealer agrees to follow the Auction Procedures.

(v)            “Broker-Dealer Deadline” means, with respect to an Order, the internal deadline established by the Broker-Dealer through which the Order was placed after which it will not accept Orders or any change in any Order previously placed with such Broker-Dealer; provided, however, that nothing shall prevent the Broker-Dealer from correcting Clerical Errors by the Broker-Dealer with respect to Orders from Bidders after the Broker-Dealer Deadline pursuant to the provisions herein.  Any Broker-Dealer may change the time or times of its Broker-Dealer Deadline as it relates to such Broker-Dealer by giving notice not less than two Business Days prior to the date such change is to take effect to Bidders who place Orders through such Broker-Dealer.

(w)            “Business Day” means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close, days on which the Federal Reserve Bank of New York is not open for business, days on which banking institutions or trust companies located in the state in which the operations of the Auction Agent are conducted are authorized or required to be closed by law, regulation or executive order of the state in which the Auction Agent conducts operations with respect to the Tortoise Auction Preferred Shares.

(x)            “Clerical Error” means a clerical error in the processing of an Order, and includes, but is not limited to, the following:  (i) a transmission error, including but not limited to, an Order sent to the wrong address or number, failure to transmit certain pages or illegible transmission, (ii) failure to transmit an Order received from one or more Existing Holders or Potential Beneficial Owners (including Orders from the Broker-Dealer which were not originated by the Auction Desk) prior to the Broker-Dealer Deadline or generated by the Broker-Dealer’s Auction Desk for its own account prior to the Submission Deadline or (iii) a typographical error.  Determining whether an error is a “Clerical Error” is within the reasonable judgment of the Broker-Dealer, provided that the Broker-Dealer has a record of the correct Order that shows it was so received or so generated prior to the Broker-Dealer Deadline or the Submission Deadline, as applicable.

(y)            “Commercial Paper Dealers” has the meaning set forth in the definition of “AA” Composite Commercial Paper Rate.

(z)            “Commission” means the Securities and Exchange Commission.

(aa)            “Common Shares” means the shares of common stock, par value $.001 per share, of the Company.

(bb)            “Default” has the meaning set forth in Section 2(c)(ii) of this Part I.

(cc)            “Default Period” has the meaning set forth in Section 2(c)(ii) of this Part I.

(dd)            “Default Rate” means the Reference Rate multiplied by three (3).

(ee)            “Deposit Securities” means cash and any obligations or securities, including short-term money market instruments that are Eligible Assets, rated at least AAA, A-1 or SP-1 by Standard & Poor’s, except that, for purposes of section 3(a)(i) of this Part I, such obligations or securities shall be considered “Deposit Securities” only if they are also rated at least P-2 by Moody’s.

(ff)            “Discount Factor” means the Fitch Discount Factor (if Fitch is then rating the Tortoise Auction Preferred Shares), the Moody’s Discount Factor (if Moody’s is then rating the Tortoise

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Auction Preferred Shares) or any Other Rating Agency Discount Factor (if any Other Rating Agency is then rating the Tortoise Auction Preferred Shares), whichever is applicable.

(gg)            “Discounted Value” has the meaning set forth in the Rating Agency Guidelines.

(hh)            “Dividend Default” has the meaning set forth in Section 2(c)(ii) of this Part I.

(ii)            “Dividend Payment Date” with respect to the Tortoise Auction Preferred Shares means any date on which dividends are payable pursuant to Section 2(b) of this Part I.

(jj)            “Dividend Period” means, with respect to the Tortoise Auction Preferred Shares, the period commencing on the Original Issue Date thereof and ending on the date specified for such series on the Original Issue Date thereof and thereafter, as to such series, the period commencing on the day following each Dividend Period for such series and ending on the day established for such series by the Company.

(kk)            “Eligible Assets” means Fitch’s Eligible Assets or Moody’s Eligible Assets (if Moody’s or Fitch are then rating the Tortoise Auction Preferred Shares) and/or Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the Tortoise Auction Preferred Shares), whichever is applicable.

(ll)            “Error Correction Deadline” means one hour after the Auction Agent completes the dissemination of the results of the Auction to Broker-Dealers without regard to the time of receipt of such results by any Broker-Dealer; provided, however, in no event shall the Error Correction Deadline extend past 4:00 p.m., New York City time unless the Auction Agent experiences technological failure or force majeure in disseminating the Auction results which causes a delay in dissemination past 3:00 p.m., New York City time.

(mm)          “Existing Holder,” with respect to the Tortoise Auction Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Company) that is listed on the records of the Auction Agent as a holder of shares of such series.

(nn)            “Fitch” means Fitch Ratings and its successors at law.

(oo)            “Fitch Discount Factor” means the discount factors set forth in the Fitch Guidelines for use in calculating the Discounted Value of the Company’s assets in connection with Fitch’s ratings of Tortoise Auction Preferred Shares.

(pp)            “Fitch Eligible Assets” means the assets of the Company set forth in the Fitch Guidelines as eligible for inclusion in calculating the Discounted Value of the Company’s assets in connection with Fitch’s ratings of Tortoise Auction Preferred Shares.

(qq)            “Fitch Guidelines” mean the guidelines provided by Fitch, as may be amended from time to time, in connection with Fitch’s ratings of Tortoise Auction Preferred Shares.

(rr)            “Hold Order” shall have the meaning specified in paragraph (a) of Section 1 of Part II of these terms of the Tortoise Auction Preferred Shares or an Order deemed to have been submitted as provided in paragraph (c) of Section 1 of Part II of these terms of the Tortoise Auction Preferred Shares.

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(ss)            “Holder” means, with respect to Tortoise Auction Preferred Shares, the registered holder of Tortoise Auction Preferred Shares as the same appears on the share ledger or share records of the Company.

(tt)            “LIBOR” on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline’s Telerate Service (“Telerate Page 3750”) (or such other page as may replace that page on that service, or such other service as may be selected by Lehman Brothers Inc. or its successors) as of 11:00 a.m., London time, on the day that is the London Business Day on the Auction Date or, if the Auction Date is not a London Business Day, the London Business Day preceding the Auction Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) Lehman Brothers Inc. shall determine the arithmetic mean of the offered quotations of the reference banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by Lehman Brothers Inc. by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by Lehman Brothers Inc. to the reference banks, (B) if at least two of the reference banks provide such quotations, LIBOR shall equal such arithmetic mean of such quotations, (C) if only one or none of the reference banks provide such quotations, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by Lehman Brothers Inc. (after obtaining the Company’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by Lehman Brothers Inc. (after obtaining the Company’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if Lehman Brothers Inc. is not a Broker-Dealer or does not quote a rate required to determine the LIBOR, the LIBOR will be determined on the basis of the quotation or quotations furnished by any other Broker-Dealer selected by the Company to provide such rate or rates not being supplied by Lehman Brothers Inc.; provided further, that if Lehman Brothers Inc. and/or a substitute Broker-Dealer are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR shall be the most recently determinable LIBOR.  If the number of Dividend Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

(uu)            “London Business Day” means any day on which commercial banks are generally open for business in London.

(vv)            “Mandatory Redemption Date” has the meaning set forth in Section 3(a)(iii) of this Part I.

(ww)          “Mandatory Redemption Price” has the meaning set forth in Section 3(a)(iii) of this Part I.

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(xx)            “Market Value” means the market value of an asset of the Company determined as follows:  For equity securities, the value obtained from readily available market quotations.  If an equity security is not traded on an exchange or not available from a Board-approved pricing service, the value obtained from written broker-dealer quotations.  For fixed-income securities, the value obtained from readily available market quotations based on the last sale price of a security on the day the Company values its assets or the market value obtained from a pricing service or the value obtained from a direct written broker-dealer quotation from a dealer who has made a market in the security.  “Market Value” for other securities will mean the value obtained pursuant to the Company’s valuation procedures.  If the market value of a security cannot be obtained, or the Company’s investment adviser determines that the value of a security as so obtained does not represent the fair value of a security, fair value for that security shall be determined pursuant to the valuation procedures adopted by the Board of Directors.

(yy)            “Maximum Rate” means, on any date on which the Applicable Rate is determined, the rate equal to the Applicable Percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Company would be in compliance with the Tortoise Auction Preferred Shares Basic Maintenance Amount.

(zz)            “Minimum Rate” means, on any Auction Date with respect to an Auction Period of 30 days or fewer, 70% of the “AA” Composite Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date.  There shall be no Minimum Rate on any Auction Date with respect to an Auction Period of more than the Standard Auction Period.

(aaa)            “Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors at law.

(bbb)            “Moody’s Discount Factor” means the discount factors set forth in the Moody’s Guidelines as eligible for use in calculating the Discounted Value of the Company’s assets in connection with Moody’s ratings of Tortoise Auction Preferred Shares.

(ccc)            “Moody’s Eligible Assets” means assets of the Company set forth in the Moody’s Guidelines as eligible for inclusion in calculating the Discounted Value of the Company’s assets in connection with Moody’s ratings of Tortoise Auction Preferred Shares.

(ddd)            “Moody’s Guidelines” mean the guidelines provided by Moody’s,  as may be amended from time to time, in connection with Moody’s ratings of Tortoise Auction Preferred Shares.

(eee)            “1940 Act” means the Investment Company Act of 1940, as amended from time to time.

(fff)             “1940 Act Majority” has the meaning set forth in Section 6(f) of this Part I.

(ggg)         “1940 Act Tortoise Auction Preferred Shares Asset Coverage” means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Company which are stock, including all outstanding Tortoise Auction Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

(hhh)          “Notice of Redemption” means any notice with respect to the redemption of Tortoise Auction Preferred Shares pursuant to Section 3.

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(iii)            “Order” means a Hold Order, Bid or Sell Order.

(jjj)            “Original Issue Date” means, with respect to the Tortoise Auction Preferred Shares, Series ___, ________, 200_.

(kkk)         “Other Rating Agency” means each rating agency, if any, other than Fitch or Moody’s then providing a rating for the Tortoise Auction Preferred Shares pursuant to the request of the Company.

(lll)            “Other Rating Agency Discount Factor” means the discount factors set forth in the Other Rating Agency Guidelines as eligible for use in calculating the Discounted Value of the Company’s assets in connection with such Other Rating Agency’s ratings of Tortoise Auction Preferred Shares.

(mmm)      “Other Rating Agency Eligible Assets” means assets of the Company designated by any Other Rating Agency as eligible for inclusion in calculating the Discounted Value of the Company’s assets in connection with such Other Rating Agency’s rating of Tortoise Auction Preferred Shares.

(nnn)       “Other Rating Agency Guidelines” means the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency’s rating of Tortoise Auction Preferred Shares.

(ooo)       “Outstanding” or “outstanding” means, as of any date, Tortoise Auction Preferred Shares theretofore issued by the Company except, without duplication, (i) any Tortoise Auction Preferred Shares theretofore canceled, redeemed or repurchased by the Company, or delivered to the Auction Agent for cancellation or with respect to which the Company has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such Tortoise Auction Preferred Shares and (ii) any Tortoise Auction Preferred Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Company.  Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any of the Tortoise Auction Preferred Shares to which the Company or any Affiliate of the Company shall be the Existing Holder shall be disregarded and not deemed outstanding; (B) in connection with any Auction, any Tortoise Auction Preferred Shares as to which the Company or any person known to the Auction Agent to be an Affiliate of the Company shall be the Existing Holder thereof shall be disregarded and deemed not to be outstanding; and (C) for purposes of determining the Tortoise Auction Preferred Shares Basic Maintenance Amount, Tortoise Auction Preferred Shares held by the Company shall be disregarded and not deemed outstanding but shares held by any Affiliate of the Company shall be deemed outstanding.

(ppp)       “Paying Agent” means The Bank of New York unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Company to serve as paying agent.

(qqq)       “Person” or “person” means and includes an individual, a corporation, a partnership, a trust, a company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

(rrr)           “Potential Beneficial Owner,” with respect to shares of a series of Tortoise Auction Preferred Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series; provided, however, that for

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purposes of conducting an Auction, the Auction Agent may consider a Broker-Dealer acting on behalf of its customer as a Potential Beneficial Owner.

(sss)         “Potential Holder,” with respect to shares of a series of Tortoise Auction Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Company) that is not an Existing Holder of Tortoise Auction Preferred Shares of such series or that is an Existing Holder of Tortoise Auction Preferred Shares of such series that wishes to become the Existing Holder of additional Tortoise Auction Preferred Shares of such series; provided, however, that for purposes of conducting an Auction, the Auction Agent may consider a Broker-Dealer acting on behalf of its customer as a Potential Holder.

(ttt)           “Preferred Shares” means the shares of preferred stock, par value $.001 per share, including the Tortoise Auction Preferred Shares, of the Company from time to time.

(uuu)        “Rating Agency” means each of Fitch (if Fitch is then rating Tortoise Auction Preferred Shares), Moody’s (if Moody’s is then rating Tortoise Auction Preferred Shares), and any Other Rating Agency.

(vvv)       “Rating Agency Guidelines” mean Fitch Guidelines (if Fitch is then rating Tortoise Auction Preferred Shares), Moody’s Guidelines (if Moody’s is then rating Tortoise Auction Preferred Shares) and any Other Rating Agency Guidelines (if any Other Rating Agency is then rating Tortoise Auction Preferred Shares), whichever is applicable.

(www)     “Redemption Default” has the meaning set forth in Section 2(c)(ii) of this Part I.

(xxx)         “Redemption Price” has the meaning set forth in Section 3(a)(i) of this Part I.

(yyy)       “Reference Rate” means, with respect to the determination of the Maximum Rate and Default Rate, the greater of (1) the applicable “AA” Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more), or (2) the applicable LIBOR.

(zzz)          “Securities Act” means the Securities Act of 1933, as amended from time to time.

(aaaa)      “Securities Depository” means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Company that agrees to follow the procedures required to be followed by such securities depository in connection with the Tortoise Auction Preferred Shares.

(bbbb)     “Sell Order” shall have the meaning specified in paragraph (a) of Section 1 of Part II of these terms of the Tortoise Auction Preferred Shares.

(cccc)       “Special Auction Period” means an Auction Period that is not a Standard Auction Period.

(dddd)      “Special Dividend Period” means a Dividend Period that is not a Standard Dividend Period.

(eeee)        “Specific Redemption Provisions” means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a “Non-Call Period”) determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to

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such Special Dividend Period are not subject to redemption at the option of the Company pursuant to Section 3(a)(ii) and (ii) a period (a “Premium Call Period”), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Company’s option pursuant to Section 3(a)(i) and/or in connection with any mandatory redemption pursuant to Section 3(a)(ii) at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

(ffff)           “Standard Auction Period” means an Auction Period of ___ days.

(gggg)       “Standard Dividend Period” means a Dividend Period of ___ days.

(hhhh)       “Submission Deadline” means 1:00 P.M., New York City time, on any Auction Date or such other time on such date as shall be specified by the Auction Agent from time to time pursuant to the Auction Agreement as the time by which the Broker-Dealers are required to submit Orders to the Auction Agent.  Notwithstanding the foregoing, the Auction Agent will follow the Securities Industry and Financial Markets Association’s Early Market Close Recommendations for shortened trading days for the bond markets (the “SIFMA Recommendation”) unless the Auction Agent is instructed otherwise in writing by the Company.  In the event of a SIFMA Recommendation with respect to an Auction Date, the Submission Deadline will be 11:30 A.M., instead of 1:00 P.M., New York City time.

(iiii)            “Submitted Bid” shall have the meaning specified in paragraph (a) of Section 3 of Part II of these terms of the Tortoise Auction Preferred Shares.

(jjjj)            “Submitted Hold Order” shall have the meaning specified in  paragraph (a) of Section 3 of Part II of these terms of the Tortoise Auction Preferred Shares.

(kkkk)         “Submitted Order” shall have the meaning specified in paragraph (a)  of  Section 3 of Part II of these terms of the Tortoise Auction Preferred Shares.

(llll)             “Submitted Sell Order” shall have the meaning specified in paragraph (a) of Section 3 of Part II of these terms of the Tortoise Auction Preferred Shares.

(mmmm)     “Sufficient Clearing Bids” means for each series of Tortoise Auction Preferred Shares, an Auction for which the number of outstanding Tortoise Auction Preferred Shares subject to Submitted Bids by Potential Beneficial Owners specifying one or more rates not higher than the Maximum Rate is not less than the number of outstanding Tortoise Auction Preferred Shares subject to Submitted Sell Orders and of Submitted Bids by Existing Holders specifying rates higher than the Maximum Rate.

(nnnn)        “Tortoise Notes” shall mean the $__________ in principal amount of the Company’s currently outstanding Auction Rate Senior Notes Series A, B, C and D and any additional series of such notes which may be issued from time to time by the Company.

(oooo)        “Tortoise Auction Preferred Shares” means Tortoise Auction Preferred Shares, liquidation preference $25,000 per share.

(pppp)        “Tortoise Auction Preferred Shares Basic Maintenance Amount” as of any Valuation Date has the meaning set forth in the Rating Agency Guidelines.

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(qqqq)        “Treasury Index Rate” means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Company by at least three recognized dealers in U.S. Government securities selected by the Company.

(rrrr)            “Valuation Date” has the meaning set forth in the Rating Agency Guidelines.

(ssss)          “Winning Bid Rate” means for the Tortoise Auction Preferred Shares of a series, the lowest rate specified in any Submitted Bid of the Tortoise Auction Preferred Shares, which if selected by the Auction Agent as the Applicable Rate would cause the number of Tortoise Auction Preferred Shares of such series that are the subject of Submitted Bids specifying a rate not greater than such rate to be not less than the number of Available Tortoise Auction Preferred Shares.

18.            Interpretation.  References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or Part II hereof, as the case may be, unless specifically identified otherwise.

PART II:  AUCTION PROCEDURES

1.            Orders by Existing Holders and Potential Beneficial Owners.  (a) Prior to the Broker-Dealer Deadline for each series of Tortoise Auction Preferred Shares on each Auction Date:

(i)            each Existing Holder may submit to a Broker-Dealer, in writing or by such other method as shall be reasonably acceptable to such Broker-Dealer, one or more Orders as to:

(A)            the number of Tortoise Auction Preferred Shares, if any, of the series held by the Existing Holder which the Existing Holder commits to continue to hold for the next succeeding Auction Period without regard to the Applicable Rate for such Auction Period;

(B)            the number of Tortoise Auction Preferred Shares, if any, of the series held by the Existing Holder which the Existing Holder commits to continue to hold for the next succeeding Auction Period if the Applicable Rate for Tortoise Auction Preferred Shares for the next succeeding Auction Period is not less than the rate per annum specified in such Order (and if the Auction Rate is less than such specified rate, the effect of the Order shall be as set forth in paragraph (b)(i)(A) of this Section); and/or

(C)            the number of Tortoise Auction Preferred Shares, if any, of the series held by the Existing Holder which the Existing Holder offers to sell on the first Business Day of the next succeeding Auction Period without regard to the Applicable Rate for Tortoise Auction Preferred Shares for the next succeeding Auction Period; and

(ii)            each Potential Beneficial Owner may submit to a Broker-Dealer, in writing or by such other method as shall be reasonably acceptable to such Broker-Dealer, an

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Order as to the number of outstanding Tortoise Auction Preferred Shares of a series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for the Tortoise Auction Preferred Shares of a series for the next succeeding Dividend Period is not less than the rate per annum then specified by such Potential Beneficial Owner.

For the purposes of the Auction Procedures, an Order containing the information referred to in clause (i)(A) of this paragraph (a) is referred to as a “Hold Order,” an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is referred to as a “Bid,” and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is referred to as a “Sell Order.”  No Auction Desk of a Broker-Dealer shall accept as an Order a submission (whether received from an Existing Holder or a Potential Beneficial Owner or generated by the Broker-Dealer for its own account) which does not conform to the requirements of the Auction Procedures, including, but not limited to, submissions which are not in Authorized Denominations, specify a rate which contains more than three figures to the right of the decimal point or specify an amount greater than the number of outstanding Tortoise Auction Preferred Shares.  No Auction Desk of a Broker-Dealer shall accept a Bid or Sell Order which is conditioned on being filled in whole or a Bid which does not specify a specific dividend rate.

(b)            (i)            A Bid by an Existing Holder shall constitute an offer to sell on the first Business Day of the next succeeding Auction Period:

(A)            the number of outstanding Series __ Tortoise Auction Preferred Shares specified in the Bid if the Applicable Rate for the next succeeding Auction Period shall be less than the rate specified in such Bid; or

(B)            the number or a lesser number of outstanding Series __ Tortoise Auction Preferred Shares to be determined as described in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for the next succeeding Auction Period shall be equal to such specified rate; or

(C)            a lesser number of outstanding Series __ Tortoise Auction Preferred Shares to be determined as described in clause (iv) of paragraph (b) of Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of the series and Sufficient Clearing Bids for shares of the series do not exist.

(ii)            A Sell Order by an Existing Holder shall constitute an offer to sell:

(A)            the number of outstanding Tortoise Auction Preferred Shares of the series specified in the Sell Order; or

(B)            the number or a lesser number of outstanding Tortoise Auction Preferred Shares of the series as set forth in clause (iv) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids for Tortoise Auction Preferred Shares of the series do not exist;

(iii)            A Bid by a Potential Holder of Tortoise Auction Preferred Shares shall constitute an offer to purchase:

(A)            the number of outstanding Tortoise Auction Preferred Shares of the series specified in the Bid if the Applicable Rate for the next succeeding Auction Period shall be higher than the rate specified therein; or

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(B)            the number or a lesser number of outstanding Tortoise Auction Preferred Shares of the series as set forth in clause (vi) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for the Tortoise Auction Preferred Shares determined on the Auction Date shall be equal to the rate specified therein.

(C)            Anything herein to the contrary notwithstanding:

(1)            if an Order or Orders covering all of the Tortoise Auction Preferred Shares of a particular series held by any Existing Holder is not submitted to the Broker-Dealer prior to the Broker-Dealer Deadline, such Broker-Dealer shall deem a Hold Order to have been submitted on behalf of the Existing Holder covering the number of outstanding Tortoise Auction Preferred Shares of the series held by the Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if there is a conversion from one Auction Period to a longer Auction Period and Orders have not been submitted to such Broker-Dealer prior to the Broker-Dealer Deadline covering the number of outstanding Tortoise Auction Preferred Shares of a particular series to be converted held by such Existing Holder, such Broker-Dealer shall deem a Sell Order to have been submitted on behalf of the Existing Holder covering the number of Tortoise Auction Preferred Shares to be converted held by the Existing Holder and not subject to Orders submitted to the Broker-Dealer;

(2)            for purposes of any Auction, any Order by an Existing Holder or Potential Holder shall be revocable until the Broker-Dealer Deadline, and after the Broker-Dealer Deadline all such Orders shall be irrevocable except as provided in Section 2(e)(ii) and 2(f); and

(3)            for purposes of any Auction, any Tortoise Auction Preferred Shares sold or purchased pursuant to clauses (i), (ii) or (iii) of paragraph (b) of this Section 1 shall be sold or purchased at a price equal to 100% of the liquidation preference thereof.

2.            Submission of Orders by Broker-Dealers to Auction Agent.  (a) Each Broker-Dealer shall submit to the Auction Agent in writing, or by such other electronic means, as shall be reasonably acceptable to the Auction Agent, prior to the Submission Deadline on each Auction Date for Tortoise Auction Preferred Shares of a series, all Orders with respect to Tortoise Auction Preferred shares of such series accepted by such Broker-Dealer in accordance with Section 1 above and specifying with respect to each Order or aggregation of Orders pursuant to paragraph (b) of this Section 2:

(i)            the name of the Broker-Dealer;

(ii)            the number of Bidders placing Orders if requested by the Auction Agent;

(iii)            the aggregate number of Tortoise Auction Preferred Shares of the series, if any, that are the subject of the Order;

(iv)            to the extent that the Bidder is an Existing Holder of Tortoise Auction Preferred Shares of the series:

(A)            the number of Tortoise Auction Preferred Shares, if any, of the series subject to any Hold Order placed by the Existing Holder;

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(B)            the number of Tortoise Auction Preferred Shares, if any, of the series subject to any Bid placed by the Existing Holder and the rate specified in the Bid; and

(C)            the number of Tortoise Auction Preferred Shares, if any, of the series subject to any Sell Order placed by the Existing Holder; and

(v)            to the extent the Bidder is a Potential Holder of Tortoise Auction Preferred Shares of the series, the rate specified in such Bid.

(b)            If more than one Bid is submitted to a Broker-Dealer on behalf of any single Potential Beneficial Owner, the Broker-Dealer shall aggregate each Bid submitted on behalf of such Potential Beneficial Owner with the same rate and consider such Bids as a single Bid and shall consider each Bid submitted with a different rate a separate Bid with the rate and the number of Tortoise Auction Preferred Shares of the series specified therein.

A Broker-Dealer may aggregate the Orders of different Potential Beneficial Owners with those of other Potential Beneficial Owners on whose behalf the Broker-Dealer is submitting Orders and may aggregate the Orders of different Existing Holders with other Existing Holders on whose behalf the Broker-Dealer is submitting Orders; provided, however, Bids may only be aggregated if the dividend rates on the Bids are the same.

(c)            None of the Company or the Auction Agent shall be responsible for the failure of any Broker-Dealer to submit an Order to the Auction Agent on behalf of any Beneficial Owner, Potential Beneficial Owner, Existing Holder or Potential Holder.

(d)            Nothing contained herein shall preclude a Broker-Dealer from placing an Order for some or all of the Tortoise Auction Preferred Shares of a series for its own account.

(e)            Until the Submission Deadline, a Broker-Dealer may withdraw or modify any Order previously submitted to the Auction Agent (i) for any reason if the Order was generated by the Auction Desk of the Broker-Dealer for the account of the Broker-Dealer or (ii) to correct a Clerical Error on the part of the Broker-Dealer in the case of any other Order, including Orders from the Broker-Dealer which were not originated by the Auction Desk.

(f)            After the Submission Deadline, and prior to the Error Correction Deadline, a Broker-Dealer may:

(i)            submit to the Auction Agent an Order received from an Existing Holder, Potential Beneficial Owner or a Broker-Dealer which is not generated by the Auction Desk, in each case prior to the Broker-Dealer Deadline, or an Order generated by the Broker-Dealer’s Auction Desk for its own account prior to the Submission Deadline (provided that in each case the Broker-Dealer has a record of such Order and the time when such Order was received or generated) and not submitted to the Auction Agent prior to the Submission Deadline as a result of (A) an event of force majeure or a technological failure which made delivery prior to the Submission Deadline impossible or, under the conditions then prevailing, impracticable or (B) a clerical error on the part of the Broker-Dealer; or

(ii)            modify or withdraw an Order received from an Existing Holder or a Potential Beneficial Owner or generated by the Broker-Dealer (whether generated by the Broker-Dealer’s Auction Desk or elsewhere within the Broker-Dealer) for its own account and submitted to the Auction Agent prior to the Submission Deadline or pursuant to clause (i) above, if the

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Broker-Dealer determines that such Order contained a Clerical Error on the part of the Broker-Dealer.

In the event a Broker-Dealer makes a submission, modification or withdrawal pursuant to this Section 2(f) and the Auction Agent has already run the Auction, the Auction Agent shall rerun the Auction, taking into account such submission, modification or withdrawal.  Each submission, modification or withdrawal of an Order submitted pursuant to this Section 2(f) by a Broker-Dealer after the Submission Deadline and prior to the Error Correction Deadline shall constitute a representation by the Broker-Dealer that (A) in the case of a newly submitted Order or portion thereof or revised Order, the failure to submit such Order prior to the Submission Deadline resulted from an event described in clause (i) above and such Order was received from an Existing Holder or Potential Beneficial Owner or is an Order received from the Broker-Dealer that was not originated by the Auction Desk, in each case, prior to the Broker-Dealer Deadline, or generated internally by such Broker-Dealer’s Auction Desk for its own account prior to the Submission Deadline or (B) in the case of a modified or withdrawn Order, such Order was received from an Existing Holder, a Potential Beneficial Owner or the Broker-Dealer which was not originated by the Auction Desk prior to the Broker-Dealer Deadline, or generated internally by such Broker-Dealer’s Auction Desk for its own account prior to the Submission Deadline and such Order as submitted to the Auction Agent contained a Clerical Error on the part of the Broker-Dealer and that such Order has been modified or withdrawn solely to effect a correction of such Clerical Error, and in the case of either (A) or (B), as applicable, the Broker-Dealer has a record of such Order and the time when such Order was received or generated.  The Auction Agent shall be entitled to rely conclusively (and shall have no liability for relying) on such representation for any and all purposes of the Auction Procedures.

(g)            If after the Auction Agent announces the results of an Auction, a Broker-Dealer becomes aware that an error was made by the Auction Agent, the Broker-Dealer shall communicate such awareness to the Auction Agent prior to 5:00 p.m. New York City time on the Auction Date.  If the Auction Agent determines there has been such an error (as a result of either a communication from a Broker-Dealer or its own discovery) prior to 3:00 p.m., New York City time on the first day of the Auction Period with respect to which such Auction was conducted, the Auction Agent shall correct the error and notify each Broker-Dealer that submitted Bids or held a position in the Tortoise Auction Preferred Shares subject to such Auction of the corrected results.

(h)            Nothing contained herein shall preclude the Auction Agent from:

(i)            advising a Broker-Dealer prior to the Submission Deadline that it has not received Sufficient Clearing Bids for Tortoise Auction Preferred Shares of the series, provided, however, that if the Auction Agent so advises any Broker-Dealer, it shall so advise all Broker-Dealers; or

(ii)            verifying the Orders of a Broker-Dealer prior to the Submission Deadline, provided, however, that if the Auction Agent verifies the Orders of any Broker-Dealer, it shall verify the Orders of all Broker-Dealers requesting such verification.

3.            Treatment of Orders by the Auction Agent.  Anything herein to the contrary notwithstanding:

(a)            If the Auction Agent receives an Order which does not conform to the requirements of the Auction Procedures, the Auction Agent may contact the Broker-Dealer submitting such Order until one hour after the Submission Deadline and inform such Broker-Dealer that it may resubmit such Order so that it conforms to the requirements of the Auction Procedures. Upon being so informed, such Broker-Dealer may correct and resubmit to the Auction Agent any such Order that, solely as a result of a Clerical Error on the part of such Broker-Dealer, did not conform to the requirements of

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the Auction Procedures when previously submitted to the Auction Agent.  Any such resubmission by a Broker-Dealer shall constitute a representation by such Broker-Dealer that the failure of such Order to have so conformed was solely as a result of a Clerical Error on the part of such Broker-Dealer.  If the Auction Agent has not received a corrected conforming Order within one hour and fifteen minutes of the Submission Deadline, the Auction Agent shall, if and to the extent applicable, adjust or apply such Order, as the case may be, in conformity with the provisions of subsections (b), (c) or (d) of this Section 3 and, if the Auction Agent is unable to so adjust or apply such Order, the Auction Agent shall reject such Order.

(b)            If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round the rate up to the next highest one thousandth of one percent (0.001%).

(c)            If one or more Orders covering in the aggregate more than the number of outstanding Tortoise Auction Preferred Shares of a particular series are submitted by a Broker-Dealer to the Auction Agent, such Orders shall be considered valid in the following order of priority:

(i)            all Hold Orders for Tortoise Auction Preferred Shares of a series shall be considered Hold Orders, but only up to and including in the aggregate the number of outstanding Tortoise Auction Preferred Shares of the series for which such Broker-Dealer is the Broker-Dealer of record;

(ii)            (A)            any Bid of a Broker-Dealer shall be considered valid as a Bid of an Existing Holder up to and including the excess of the number of outstanding Tortoise Auction Preferred Shares of such series for which such Broker-Dealer is the Broker-Dealer of record over the number of Tortoise Auction Preferred Shares of such series subject to any Hold Orders referred to in clause (i) above;

(B)            subject to subclause (A), all Bids of a Broker-Dealer with the same rate shall be aggregated and considered a single Bid of an Existing Holder up to and including the excess of the number of outstanding Tortoise Auction Preferred Shares of the series for which such Broker-Dealer is the Broker Dealer of record over the number of Tortoise Auction Preferred Shares of such series for which the Broker-Dealer is the Broker-Dealer of record subject to any Hold Orders referred to in clause (i) above;

(C)            subject to subclause (A), if more than one Bid with different rates is submitted by a Broker-Dealer, such Bids shall be considered Bids of an Existing Holder in the ascending order of their respective rates up to the amount of excess of the number of outstanding Tortoise Auction Preferred Shares of the series for which such Broker-Dealer is the Broker-Dealer of record over the number of Tortoise Auction Preferred Shares of such Series for which such Broker-Dealer is the Broker-Dealer of record subject to any Hold Orders referred to in clause (i) above;

(D)            the number, if any, of outstanding Tortoise Auction Preferred Shares of the series subject to Bids not considered to be Bids for which the Broker-Dealer is the Broker-Dealer of record under this clause (ii) shall be treated as the subject of a Bid for Tortoise Auction Preferred Shares of the series by a Potential Beneficial Owner; and

(iii)            all Sell Orders shall be considered Sell Orders, but only up to and including a number of Tortoise Auction Preferred Shares of such series equal to the excess of the number of outstanding Tortoise Auction Preferred Shares of such series for which such Broker-Dealer is the Broker-Dealer of record over the sum of the number of Tortoise Auction Preferred Shares of such series subject to Hold Orders referred to in clause (i) above and the number of

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Tortoise Auction Preferred Shares of such series considered to be subject to Bids for which such Broker-Dealer is the Broker-Dealer of record pursuant to clause (ii) above.

(d)            If any Order is for other than an integral number of Tortoise Auction Preferred Shares, then the Auction Agent shall round the number down to the nearest number of whole Tortoise Auction Preferred Shares, and the Auction Agent shall conduct the Auction Procedures as if such Order had been submitted in such number of Tortoise Auction Preferred Shares.

(e)            If the Auction Agent has been notified by the Company that any portion of an Order by a Broker-Dealer relates to an Tortoise Auction Preferred Share that has been called for redemption on or prior to the Dividend Payment Date next succeeding such Auction, the Order shall be invalid with respect to such portion and the Auction Agent shall conduct the Auction Procedures as if such portion of such Order had not been submitted.

(f)            No Tortoise Auction Preferred Share which the Auction Agent has been notified by the Company has been called for redemption on or prior to the Dividend Payment Date next succeeding such Auction shall be included in the calculation of Available Tortoise Auction Preferred Shares for such Auction.

(g)            If an Order or Orders covering all of the Tortoise Auction Preferred Shares of a particular series is not submitted by a Broker-Dealer of record prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Broker-Dealer covering the number of Tortoise Auction Preferred Shares for which such Broker-Dealer is the Broker-Dealer of record and not subject to Orders submitted to the Auction Agent; provided, however, that if there is a conversion from one Auction Period to a longer Auction Period and Orders have not been submitted by such Broker-Dealer prior to the Submission Deadline covering the number of Tortoise Auction Preferred Shares of a particular series to be converted for which such Broker-Dealer is the Broker-Dealer of record, the Auction Agent shall deem a Sell Order to have been submitted on behalf of such Broker-Dealer covering the number of Tortoise Auction Preferred Shares to be converted for which such Broker-Dealer is the Broker-Dealer of record not subject to Orders submitted by such Broker-Dealer.

4.            Determination of Applicable Rate.  (a) If requested by a Broker-Dealer, not later than 10:30 a.m., New York City time (or such other time as may be agreed to by the Auction Agent and all Broker-Dealers), on each Auction Date for each series of Tortoise Auction Preferred Shares, the Auction Agent shall advise such Broker-Dealer of the All Hold Rate.  Such advice, and confirmation, shall be made by telephone or other electronic means acceptable to the Auction Agent.

(b)            Promptly after the Submission Deadline for the Tortoise Auction Preferred Shares of a series on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order,” as the case may be, and collectively as a “Submitted Order”) and shall determine (i) the Available Tortoise Auction Preferred Shares, (ii) whether there are Sufficient Clearing Bids, and (iii) the Applicable Rate.

(c)            In the event the Auction Agent shall fail to calculate or, for any reason, fails to provide the Applicable Rate on the Auction Date, for any Auction Period (i) if the preceding Auction Period was a period of 35 days or less, (A) a new Auction Period shall be established for the same length of time as the preceding Auction Period, if the failure to make such calculation was because there was not at the time a duly appointed and acting Auction Agent or Broker-Dealer, and the Applicable Rate for the new Auction Period shall be the percentage of the Index set forth in Section 4(f) below if the Index is ascertainable on such date (by the Auction Agent, if there is at the time an Auction Agent, or the

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Company, if at the time there is no Auction Agent) or, (B) if the failure to make such calculation was for any other reason or if the Index is not ascertainable on such date, the prior Auction Period shall be extended to the seventh day following the day that would have been the last day of the preceding Auction Period (or if such seventh day is not followed by a Business Day then to the next succeeding day that is followed by  a Business Day) and the Applicable Rate for the period as so extended shall be the same as the Applicable Rate for the Auction Period prior to the extension, and (ii) if the preceding Auction Period was a period of greater than 35 days, (A) a new Auction Period shall be established for a period that ends on the seventh day following the day that was the last day of the preceding Auction Period, (or if such seventh day is not followed by a Business Day then to the next succeeding day which is followed by a Business Day) if the failure to make such calculation was because there was not at the time a duly appointed and acting Auction Agent or Broker-Dealer, and the Applicable Rate for the new Auction Period shall be the percentage of the Index set forth in Section 4(f) below if the Index is ascertainable on such date (by the Auction Agent, if there is at the time an Auction Agent, or the Company, if at the time there is no Auction Agent) or, (B) if the failure to make such calculation was for any other reason or if the Index is not ascertainable on such date, the prior Auction Period shall be extended to the seventh day following the day that would have been the last day of the preceding Auction Period (or if such seventh day is not followed by a Business Day then to the next succeeding day that is followed by  a Business Day) and the Applicable Rate for the period as so extended shall be the same as the Applicable Rate for the Auction Period prior to the extension.  In the event a new Auction Period is established as set forth in clause (ii) (A) above, an Auction shall be held on the last Business Day of the new Auction Period to determine an Applicable Rate for an Auction Period beginning on the Business Day immediately following the last day of the new Auction Period and ending on the date on which the Auction Period otherwise would have ended had there been no new Auction Period or Auction Periods subsequent to the last Auction Period for which a Winning Bid Rate had been determined.  In the event an Auction Period is extended as set forth in clause (i) (B) or (ii) (B) above, an Auction shall be held on the last Business Day of the Auction Period as so extended to determine an Applicable Rate for an Auction Period beginning on the Business Day immediately following the last day of the extended Auction Period and ending on the date on which the Auction Period otherwise would have ended had there been no extension of the prior Auction Period.

Notwithstanding the foregoing, neither new nor extended Auction Periods shall total more than 35 days in the aggregate.  If at the end of the 35 days the Auction Agent fails to calculate or provide the Applicable Rate, or there is not at the time a duly appointed and acting Auction Agent or Broker-Dealer, the Applicable Rate shall be the Maximum Rate.

(d)            In the event of a failed conversion from an Auction Period to any other period or in the event of a failure to change the length of the current Auction Period due to the lack of Sufficient Clearing Bids at the Auction on the Auction Date for the first new Auction Period, the Applicable Rate for the next Auction Period shall be the Maximum Rate and the Auction Period shall be a seven-day Auction Period.

(e)            If the Tortoise Auction Preferred Shares are no longer maintained in book-entry-only form by the Securities Depository, then the Auctions shall cease and the Applicable Rate shall be the Maximum Rate.

(f)            The percentage of the Index in Section 4(c) is ___%.

(g)            Promptly after the Auction Agent has made such determination, it shall advise the Company of the Applicable Rate for the next succeeding Dividend Period.

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5.            Allocation of Shares.  (a) In the event of Sufficient Clearing Bids for the Tortoise Auction Preferred Shares of a series subject to the further provisions of paragraphs (c) and (d) of this Section 5, Submitted Orders for shares of the series shall be accepted or rejected as follows in the following order of priority:

(i)            the Submitted Hold Order of each Existing Holder shall be accepted, thus requiring each such Existing Holder to continue to hold the Tortoise Auction Preferred Shares that are the subject of such Submitted Hold Order;

(ii)            the Submitted Sell Order of each Existing Holder shall be accepted and the Submitted Bids of each Existing Holder specifying any rate that is higher than the Winning Bid Rate shall be rejected, thus requiring each Existing Holder to sell the Tortoise Auction Preferred Shares that are the subject of such Submitted Sell Order or Submitted Bid;

(iii)            the Submitted Bid of each Existing Holder specifying any rate that is lower than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to continue to hold the Tortoise Auction Preferred Shares that are the subject of the Submitted Bid;

(iv)            the Submitted Bid of each Potential Holder specifying any rate that is lower than the Winning Bid Rate for shares of the series shall be accepted, thus requiring each such Potential Holder to purchase the Tortoise Auction Preferred Shares that are the subject of the Submitted Bid;

(v)            the Submitted Bid of each Existing Holder specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to continue to hold the Tortoise Auction Preferred Shares of the series that are the subject of the Submitted Bid, but only up to and including the number of Tortoise Auction Preferred Shares of such series obtained by multiplying (A) the aggregate number of Outstanding Tortoise Auction Preferred Shares which are not the subject of Submitted Hold Orders described in clause (i) of this paragraph (a) or of Submitted Bids described in clauses (iii) and (iv) of this paragraph (a) by (B) a fraction, the numerator of which shall be the principal amount of Outstanding Tortoise Auction Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Tortoise Auction Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate, and the remainder, if any, of such Submitted Bid shall be rejected, thus requiring each such Existing Holder to sell any excess amount of Tortoise Auction Preferred Shares;

(vi)            the Submitted Bid of each Potential Holder specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Potential Holder to purchase the Tortoise Auction Preferred Shares of the series that are the subject of such Submitted Bid, but only in an amount equal to the number of Tortoise Auction Preferred Shares of such series obtained by multiplying (A) the aggregate number of Outstanding Tortoise Auction Preferred Shares which are not the subject of Submitted Hold Orders described in clause (i) of this paragraph (a) or of Submitted Bids described in clauses (iii), (iv) or (v) of this paragraph (a) by (B) a fraction, the numerator of which shall be the Outstanding Tortoise Auction Preferred Shares subject to such Submitted Bid and the denominator of which shall be the sum of the aggregate number of Tortoise Auction Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate, and the remainder of such Submitted Bid shall be rejected; and

(vii)            the Submitted Bid of each Potential Holder specifying any rate that is higher than the Winning Bid Rate shall be rejected.

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(b)            In the event there are not Sufficient Clearing Bids for the Tortoise Auction Preferred Shares of a series, Submitted Orders for the Tortoise Auction Preferred Shares of the series shall be accepted or rejected as follows in the following order of priority:

(i)            the Submitted Hold Order of each Existing Holder shall be accepted, thus requiring each such Existing Holder to continue to hold the Tortoise Auction Preferred Shares that are the subject of such Submitted Hold Order;

(ii)            the Submitted Bid of each Existing Holder specifying any rate that is not higher than the Maximum Rate shall be accepted, thus requiring each such Existing Holder to continue to hold the Tortoise Auction Preferred Shares that are the subject of such Submitted Bid;

(iii)            the Submitted Bids specifying any rate that is not higher than the Maximum Rate for the Tortoise Auction Preferred Shares shall be accepted, thus requiring each such Potential Holder to purchase the Tortoise Auction Preferred Shares that are the subject of such Submitted Bid; and

(iv)            the Submitted Sell Orders of each Existing Holder shall be accepted as Submitted Sell Orders and the Submitted Bids of each Existing Holder specifying any rate that is higher than the Maximum Rate shall be deemed to be and shall be accepted as Submitted Sell Orders, in both cases only up to and including the number of Tortoise Auction Preferred Shares of such series obtained by multiplying (A) the number of Tortoise Auction Preferred Shares subject to Submitted Bids described in clause (iii) of this paragraph (b) by (B) a fraction, the numerator of which shall be the Outstanding Tortoise Auction Preferred Shares held by such Existing Holder subject to such Submitted Sell Order or such Submitted Bid deemed to be a Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding Tortoise Auction Preferred Shares subject to all such Submitted Sell Orders and such Submitted Bids deemed to be Submitted Sell Orders, and the remainder of each such Submitted Sell Order or Submitted Bid shall be deemed to be and shall be accepted as a Hold Order and each such Existing Holder shall be required to continue to hold such excess amount of Tortoise Auction Preferred Shares; and

(v)            the Submitted Bid of each Potential Holder specifying any rate that is higher than the Maximum Rate shall be rejected.

(c)            If, as a result of the undertakings described in Section 5(a) or (b) above, any Existing Holder or Potential Holder would be required to purchase or sell an aggregate number of Tortoise Auction Preferred Shares that is not an integral multiple of $25,000 on any Auction Date, the Auction Agent shall by lot, in such manner as it shall determine in its sole discretion, round up or down the number of Tortoise Auction Preferred Shares to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that the number of Tortoise Auction Preferred Shares purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be an integral multiple of $25,000, even if such allocation results in one or more of such Existing Holder or Potential Holder not purchasing or selling any Tortoise Auction Preferred Shares on such Auction Date.

(d)            If, as a result of the undertakings described in Section 5(a) above, any Potential Holder would be required to purchase less than $25,000 or an integral multiple thereof of Tortoise Auction Preferred Shares on any Auction Date, the Auction Agent shall by lot, in such manner as it shall determine in its sole discretion, allocate the Tortoise Auction Preferred Shares for purchase among Potential Holders so that the number of Tortoise Auction Preferred Shares purchased on such Auction Date by any Potential Holder shall be an integral multiple of $25,000, even if such allocation results in

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one or more of such Potential Holders not purchasing the Tortoise Auction Preferred Shares on such Auction Date.

6.            Notice of Applicable Rate.  (a) On each Auction Date, the Auction Agent shall notify each Broker-Dealer that participated in the Auction held on such Auction Date by electronic means acceptable to the Auction Agent and the applicable Broker-Dealer of the following, with respect to the Tortoise Auction Preferred Shares of a series for which an Auction was held on such Auction Date:

(i)            the Applicable Rate determined on such Auction Date for the succeeding Auction Period;

(ii)            whether Sufficient Clearing Bids existed for the determination of the Winning Bid Rate;

(iii)            if such Broker-Dealer submitted a Bid or a Sell Order on behalf of an Existing Holder, whether such Bid or Sell Order was accepted or rejected and the number of Tortoise Auction Preferred Shares of a series, if any, to be sold by such Existing Holder;

(iv)            if such Broker-Dealer submitted a Bid on behalf of a Potential Holder, whether such Bid was accepted or rejected and the number of Tortoise Auction Preferred Shares of a series, if any, to be purchased by such Potential Holder;

(v)            if the aggregate number of Tortoise Auction Preferred Shares of a series to be sold by all Existing Holders on whose behalf such Broker-Dealer submitted Bids or Sell Orders is different from the aggregate number of Tortoise Auction Preferred Shares of such series to be purchased by all Potential Holders on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Broker-Dealers (and the Agent Member, if any, of each such other Broker-Dealer) and the number of Tortoise Auction Preferred Shares of such series to be (A) purchased from one or more Existing Holders on whose behalf such other Broker-Dealers submitted Bids or Sell Orders or (B) sold to one or more Potential Holders on whose behalf such Broker-Dealer submitted Bids;

(vi)            the amount of dividends payable per share on each Dividend Payment Date with respect to such Auction Period; and

(vii)            the immediately succeeding Auction Date.

(b)            On each Auction Date, with respect to each series of Tortoise Auction Preferred Shares for which an Auction was held on such Auction Date, each Broker-Dealer that submitted an Order on behalf of any Existing Holder or Potential Holder shall: (i) if requested by an Existing Holder or Potential Holder advise such Existing Holder or Potential Holder on whose behalf such Broker-Dealer submitted an Order as to (A) the Applicable Rate determined on such Auction Date, (B) whether any Bid or Sell Order submitted on behalf of each such Owner was accepted or rejected and (C) the immediately succeeding Auction Date; (ii) instruct each Potential Holder on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Holder’s Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of Tortoise Auction Preferred Shares of such series to be purchased pursuant to such Bid against receipt of such shares; and (iii) instruct each Existing Holder on whose behalf such Broker-Dealer submitted a Sell Order that was accepted or a Bid that was rejected in whole or in part, to instruct such Existing Holder’s Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of Tortoise Auction Preferred Shares of the series to be sold pursuant to such Bid or Sell Order against payment therefor.

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(c)            The Auction Agent shall give notice of the Auction Rate to the Company by mutually acceptable electronic means and the Company shall promptly give notice of such Auction Rate to the Securities Depository.

7.            Miscellaneous Provisions Regarding Auctions.

(a)            If the Securities Depository notifies the Company that it is unwilling or unable to continue as registered owner of the Tortoise Auction Preferred Shares or if at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor to the Securities Depository is not appointed by the Company within 90 days after the Company receives notice or becomes aware of such condition, as the case may be, the Auctions shall cease and the Company shall execute and the Transfer Agent shall authenticate and deliver certificates representing the Tortoise Auction Preferred Shares. Such Tortoise Auction Preferred Shares shall be registered in such names and Authorized Denominations as the Securities Depository, pursuant to instructions from the Agent Members or otherwise, shall instruct the Company and the Transfer Agent.

(b)            During an Auction Period, so long as the ownership of the Tortoise Auction Preferred Shares is maintained in book-entry form by the Securities Depository, an Existing Holder or a Beneficial Owner may sell, transfer or otherwise dispose of an Tortoise Auction Preferred Share only pursuant to a Bid or Sell Order in accordance with the Auction Procedures or to or through a Broker-Dealer, provided that (i) in the case of all transfers other than pursuant to Auctions, such Existing Holder or its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer and (ii) a sale, transfer or other disposition of Tortoise Auction Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such Tortoise Auction Preferred Shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this paragraph if such Broker-Dealer remains the Existing Holder of the Tortoise Auction Preferred Shares so sold, transferred or disposed of immediately after such sale, transfer or disposition.

8.            Changes in Auction Period or Auction Date.

(a)            Changes in Auction Period. (i) During any Auction Period, the Company, may, from time to time on the Dividend Payment Date immediately following the end of any Auction Period, change the length of the Auction Period with respect to all of the Tortoise Auction Preferred Shares of a series in order to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the rate of Tortoise Auction Preferred Shares of such series. The Company shall initiate the change in the length of the Auction Period by giving written notice to the Auction Agent, the Broker-Dealers and the Securities Depository that the Auction Period shall change if the conditions described herein are satisfied and the proposed effective date of the change, at least 10 Business Days prior to the Auction Date for such Auction Period.

(ii)            Any such changed Auction Period shall be for a period of one day, seven-days, 28-days, 35-days, three months, six months and shall be for all of the shares of a series of Tortoise Auction Preferred Shares in an Auction Period.

(iii)            The change in length of the Auction Period shall take effect only if Sufficient Clearing Bids exist at the Auction on the Auction Date for such new Auction Period. For purposes of the Auction for such new Auction Period only, except to the extent any Existing Holder submits an Order with respect to such Tortoise Auction Preferred Shares of any series each Existing Holder shall be deemed to have submitted Sell Orders with respect to all of its Tortoise Auction Preferred Shares of such series if the change is to a longer Auction Period and a

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Hold Order if the change is to a shorter Auction Period.  If there are not Sufficient Clearing Bids for the first Auction Period, the Auction Rate for the new Auction Period shall be the Maximum Rate, and the Auction Period shall be a seven-day Auction Period.

(b)            Changes in Auction Date. During any Auction Period, the Auction Agent, at the direction of the Company, may specify an earlier or later Auction Date (but in no event more than five Business Days earlier or later) than the Auction Date that would otherwise be determined in accordance with the definition of “Auction Date” in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date and the rate of the shares of the series of Tortoise Auction Preferred Shares.  The Auction Agent shall provide notice of the Company’s direction to specify an earlier Auction Date for an Auction Period by means of a written notice delivered at least 45 days prior to the proposed changed Auction Date to the Company and the Broker-Dealers with a copy to the Securities Depository.  In the event the Auction Agent is instructed to specify an earlier or later Auction Date, the days of the week on which an Auction Period begins and ends and the Dividend Payment Dates shall be adjusted accordingly.

(c)            Changes Resulting from Unscheduled Holidays. If, in the opinion of the Auction Agent and the Broker-Dealers, there is insufficient notice of an unscheduled holiday to allow the efficient implementation of the Auction Procedures set forth herein, the Auction Agent and the Broker-Dealers may, as they deem appropriate, and after providing notice to the Company, set a different Auction Date and adjust any Interest Payment Dates and Auction Periods affected by such unscheduled holiday. In the event there is not agreement among the Broker-Dealers, the Auction Agent shall set the different Auction Date and make such adjustments as directed by a majority of the Broker-Dealers (based on the number of shares for which a Broker-Dealer is listed as the Broker-Dealer in the Existing Holder registry maintained by the Auction Agent pursuant to Section 2.2 of the Auction Agreement), and, if there is not a majority so directing, the Auction Date shall be moved to the next succeeding Business Day following the scheduled Auction Date, and the Dividend Payment Date and the Auction Period shall be adjusted accordingly.

9.            Index.

(a)            If for any reason on any Auction Date the Index shall not be determined as provided in Part II of these terms of the Tortoise Auction Preferred Shares, the Index shall be the Index for the prior Business Day.

(b)            The determination of the Index as provided in the Articles Supplementary and Part II of these terms of the Tortoise Auction Preferred Shares shall be conclusive and binding upon the Company, the Broker-Dealers, the Auction Agent and the holders of the Tortoise Auction Preferred Shares.

SECOND:  The Series ____ Tortoise Auction Preferred Shares have been classified and designated by the Board of Directors under the authority contained in the charter.

THIRD:  These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

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FOURTH:  The undersigned President of the Company acknowledges these Articles Supplementary to be the corporate act of the Company and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to by its Secretary on this ___ day of __________, 200_.

ATTEST: ___________________________________________________ Name: Connie J. Savage Title: Secretary	TORTOISE ENERGY INFRASTRUCTURE CORPORATION ________________________________________________ Name: David J. Schulte Title: President

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APPENDIX C – RATING OF INVESTMENTS

MOODY’S INVESTORS SERVICE, INC.

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

“Aaa”  Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

“Aa”  Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

“A”  Obligations rated A are considered upper-medium grade and are subject to low credit risk.

“Baa”  Obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba”  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

“B”  Obligations rated B are considered speculative and are subject to high credit risk.

“Caa”  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

“Ca”  Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”  Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

US Municipal and Tax-Exempt Ratings

Municipal ratings are based upon the analysis of four primary factors relating to municipal finance:  economy, debt, finances, and administration/management strategies.  Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

“Aaa” Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

“Aa” Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

“A”  Issuers or issues rated A present above average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

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“Baa”  Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

“Ba”  Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

“B” Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

“Caa”  Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

“Ca” Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

“C”  Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa.  The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Highest Ratings of State and Municipal Notes and Other Short-Term Loans

Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG” or, for variable or floating rate obligations, “VMIG”).  Such ratings recognize the differences between short-term credit risk and long-term risk.  Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings.  Symbols used will be as follows:

“MIG-1”  This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2”  This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3”  This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG”  This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“VMIG 1”  This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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“VMIG 2”  This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3”  This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

Description of Moody’s Short Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

“P-1”           Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”           Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”           Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”            Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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FITCH RATINGS

A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

“AAA” — Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be affected adversely by foreseeable events.

“AA” — Very high credit quality.  ‘AA’ ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — High credit quality.  ‘A’ ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” — Good credit quality.  ‘BBB’ ratings indicate that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

“BB” — Speculative.  ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

“B” — Highly speculative.  ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC”, “CC”, “C” — High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

“DDD”, “DD”, And “D” Default — The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%.  Entities rated in this category have defaulted on some or all of their obligations.  Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

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Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

“F1” — Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” — Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” — Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” — High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

“D” — Default.  Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

“NR” indicates that Fitch Ratings does not rate the issuer or issue in question.

“Withdrawn” —  A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

“Rating Watch” —  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained.  Rating Watch typically is resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period.  Outlooks may be positive, stable, or negative.  A positive or negative Rating Outlook does not imply a rating change is inevitable.  Similarly, ratings for which outlooks are `stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action.  Occasionally, Fitch Ratings may be unable to identify the fundamental trend.  In these cases, the Rating Outlook may be described as evolving.

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STANDARD & POOR’S CORPORATION

A brief description of the applicable Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information.  Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.            Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.            Nature of and provisions of the obligation; and

3.            Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.  The issue ratings definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

“AAA” — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” — An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

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BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C — The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D — An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

“+/-” — Plus (+) or minus (-).  The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“c” — The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

“P” — The letter ‘p’ indicates that the rating is provisional.  A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

“*” — Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

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“r” — The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks.  Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities.  The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. — Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues.  The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (‘AAA’, ‘AA’, ‘A’, ‘BBB’, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment.  Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issue Credit Ratings

Notes

Standard & Poor’s note ratings reflects the liquidity factors and market access risks unique to notes.  Notes due in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.  The following criteria will be used in making that assessment:

Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” — Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

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S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.  Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest.  These categories are as follows:

“A-1” — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” — A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

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Tortoise Energy Infrastructure Corporation

_____________________________________________________

STATEMENT OF ADDITIONAL INFORMATION

_____________________________________________________

___________, 2008

PART C – OTHER INFORMATION

Item 25.  Financial Statements and Exhibits

1.           Financial Statements:

The Registrant’s audited financial statements dated November 30, 2007, notes to such financial statements and report of independent registered public accounting firm thereon, once available and filed with the SEC, are expected to be incorporated by reference into Part B:  Statement of Additional Information in a subsequent pre-effective amendment.

2.           Exhibits:

a.1.	Articles of Incorporation.[1]
a.2.	Articles of Amendment and Restatement.[2]
a.3.	Articles Supplementary relating to Series I MMP Shares.[5]
a.4.	Articles Supplementary relating to Series II MMP Shares.[9]
a.5.	Articles Supplementary relating to Series III Tortoise Auction Preferred Shares.[10]
a.6.	Articles Supplementary relating to Series IV Tortoise Auction Preferred Shares.[12]
a.7.	Form of Articles Supplementary relating to Preferred Stock, included in Part B: Statement of Additional Information.*
a.8.	Articles of Amendment.[7]
a.9	Articles of Amendment.*
b.1.	By-laws.[1]
b.2.	Amended and Restated Bylaws.[2]
c.	None.
d.1.	Form of Common Share Certificate.**
d.2.	Form of Preferred Stock Certificate.*
d.3.	Form of Note.**
d.4.	Indenture of Trust.[9]
d.5.	Form of Supplemental Indenture of Trust.**
d.6.	Statement of Eligibility of Trustee on Form T-1.[3]
d.7.	Form of Fitch Rating Guidelines and Moody’s Rating Guidelines.*
e.	Terms and Conditions of the Amended Dividend Reinvestment and Cash Purchase Plan.[11]
f.	Not applicable.
g.1.	Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C.[3]
g.2.	Reimbursement Agreement.[3]
h.1.	Form of Underwriting Agreement relating to Common Stock.**
h.2.	Form of Underwriting Agreement relating to Preferred Stock.**
h.3.	Form of Underwriting Agreement relating to Notes.**
h.4.	Form of Purchase Agreement for Private Placement of Common Stock.*
h.5.	Form of Placement Agency Agreement for Private Placement of Common Stock.*
i.	None.
j.	Custody Agreement.[3]
k.1.	Stock Transfer Agency Agreement.[3]
k.2.	Administration Agreement.[3]
k.3.	Fund Accounting Agreement.[3]
k.4.	Form of Auction Agency Agreement relating to Preferred Stock.*
k.5.	Form of Auction Agency Agreement relating to Notes.**
k.6.	Form of Broker-Dealer Agreement relating to Preferred Stock.*
k.7.	Form of Broker-Dealer Agreement relating to Notes.**
k.8.	DTC Representation Letter relating to Preferred Stock and Notes.[6]
k.9.	Credit Agreement.[8]
l.	Opinion of Venable LLP.***
m.	Not applicable.

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n.	Consent of Ernst & Young LLP.***
o.	Not applicable.
p.	Subscription Agreement.[3]
q.	None.
r.1.	Code of Ethics for the Registrant.**
r.2.	Code of Ethics for the Adviser.**
s.	Powers of Attorney.**
_____________
(*)	Filed herewith.
(**)	Previously filed.
(***)	To be filed by amendment.
(1)	Incorporated by reference to Registrant’s Registration Statement on Form N-2, filed on October 31, 2003 (File Nos. 333-110143 and 811-21462).
(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on January 30, 2004 (File Nos. 333-110143 and 811-21462).
(3)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on June 28, 2004 (File Nos. 333-114545 and 811-21462).
(4)	Incorporated by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-2, filed on February 20, 2004 (File Nos. 333-110143 and 811-21462).
(5)	Incorporated by reference to Registrant's Registration Statement on Form N-2, filed on October 15, 2004 (File Nos. 333-119784 and 811-21462).
(6)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on April 1, 2005 (File Nos. 333-122350 and 811-21462).
(7)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on July 7, 2005 (File Nos. 333-124079 and 811-21462).
(8)	Incorporated by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on August 10, 2006 (File Nos. 333-131204 and 811-21462).
(9)	Incorporated by reference to Registrant’s Registration Statement on Form N-2, filed on January 20, 2006 (File Nos. 333-131204 and 811-21462).
(10)	Incorporated by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-2, filed on April 4, 2007 (File Nos. 333-140457 and 811-21462).
(11)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on March 6, 2007 (File Nos. 333-140457 and 811-21462).
(12)	Incorporated by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-2, filed on August 17, 2007 (File Nos. 333-140457 and 811-21462).

Item 26.  Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the prospectus is incorporated herein by reference, and information concerning any underwriters will be contained in an  accompanying prospectus supplement.

Item 27.  Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with all potential offerings described in this Registration Statement:

Securities and Exchange Commission Fees	$
Directors’ Fees and Expenses
Printing (other than certificates)
Accounting fees and expenses
Legal fees and expenses
NASD fee
Rating Agency Fees
Miscellaneous
Total	$	*
_____________
(*)	These expenses will be borne by the Company unless otherwise specified in a prospectus supplement.

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Item 28.  Persons Controlled by or Under Common Control

None.

Item 29.  Number of Holders of Securities

As of November 30, 2007, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common Shares ($0.001 par value)	91
Preferred Stock (Liquidation Preference $25,000 per share)	1
Long-term Debt ($235,000,000 aggregate principal amount)	1

Item 30.  Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action.  The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.

The Registrant’s charter authorizes it, to the maximum extent permitted by Maryland law and the Investment Company Act of 1940, as amended (the “1940 Act”), to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.  The Registrant’s Bylaws obligate it, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.  The charter and Bylaws also permit the Registrant to indemnify and advance expenses to any person who served as a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service in that capacity.  Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate

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dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.  However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses.  In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The provisions set forth above apply insofar as they are consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its stockholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser

The information in the Statement of Additional Information under the caption “Management of the Company—Directors and Officers” is hereby incorporated by reference.

Item 32.  Location of Accounts and Records

All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment adviser, Tortoise Capital Advisors, L.L.C., 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210, at the offices of the custodian, U.S. Bank National Association, 1555 North Rivercenter Drive, Suite, 302, Milwaukee, Wisconsin 53212, at the offices of the transfer agent, Computershare Trust Company N.A., P.O. Box 43078, Providence, Rhode Island 02940-3078, at the offices of the administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, at the offices of the Auction Agent and Paying Agent, The Bank of New York, 101 Barclay Street, 7W, New York, NY 10280 or at the offices of the Trustee, The Bank of New York Trust Company, N.A., 2 N. LaSalle Street, Chicago, IL 60602.

Item 33.  Management Services

Not applicable.

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Item 34.  Undertakings

1.           The Registrant undertakes to suspend the offering of common stock until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.           Not applicable.

3.           Not applicable.

4.           The securities being registered will be offered on a delayed or continuous basis in reliance on Rule 415 under the 1933 Act.  Accordingly, the Registrant undertakes:

(a)           to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1)           to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)           to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)           to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)           that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c)           to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)           that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C:  each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of this registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in this registration statement as of the date it is first used after effectiveness.  Provided, however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use.

(e)           that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

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The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)           any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2)           the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)           any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.           (a)           That for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act [17 CFR 230.497(h)] shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)           for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.           The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant’s statement of additional information.

7.           Upon each issuance of securities pursuant to this Registration Statement, the Registrant undertakes to file a form of prospectus and/or form of prospectus supplement pursuant to Rule 497 and a post-effective amendment to the extent required by the 1933 Act and the rules and regulations thereunder, including, but not limited to a post-effective amendment pursuant to Rule 462(c) or Rule 462(d) under the 1933 Act.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Overland Park and State of Kansas, on the 25th day of January, 2008.

Tortoise Energy Infrastructure Corporation

By:	/s/David J. Schulte
David J. Schulte, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

/s/ Terry C. Matlack Terry C. Matlack	Director (and Principal Financial and Accounting Officer)	January 25, 2008

/s/ Conrad S. Ciccotello* Conrad S. Ciccotello	Director	January 25, 2008

/s/ John R. Graham* John R. Graham	Director	January 25, 2008

/s/ Charles E. Heath* Charles E. Heath	Director	January 25, 2008

/s/ H. Kevin Birzer* H. Kevin Birzer	Director	January 25, 2008

/s/ David J. Schulte David J. Schulte	President and Chief Executive Officer (Principal Executive Officer)	January 25, 2008

_____________
*	By David J. Schulte pursuant to power of attorney, filed with the initial registration statement on September 14, 2007.

By: /s/ David J. Schulte
Attorney-in-Fact

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EXHIBIT INDEX

a.9	Articles of Amendment
d.2	Form of Preferred Stock Certificate.
d.7	Form of Fitch Rating Guidelines and Moody’s Rating Guidelines.
h.4.	Form of Purchase Agreement for Private Placement of Common Stock.
h.5.	Form of Placement Agency Agreement for Private Placement of Common Stock.
k.4	Form of Auction Agency Agreement relating to Preferred Stock.
k.6	Form of Broker-Dealer Agreement relating to Preferred Stock.

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